UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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GASCO ENERGY, INC.
(Name of Registrant as Specified In Its Charter)
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GASCO ENERGY, INC.
8 INVERNESS DRIVE EAST SUITE 100
ENGLEWOOD, CO 80112
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, SEPTEMBER 15, 2010
To the Stockholders:
The 2010 Annual Meeting of the Stockholders of Gasco Energy, Inc., a Nevada corporation (“Gasco”), will be held on Wednesday, September 15, 2010 at 9:00 a.m., Mountain Daylight Time, at The Denver Athletic Club located at 1325 Glenarm Place, Petroleum Room, Denver, Colorado, 80204. The Annual Meeting will be held for the following purposes:
1.	To elect seven directors to serve on the Board of Directors until the 2011 Annual Meeting of Stockholders;

2.	To ratify and approve the issuance of up to 127.1 million shares of Gasco’s common stock, par value $0.0001 per share (“Common Stock”), issuable upon conversion of the principal amount of outstanding 5.50% Convertible Senior Notes due 2015 (“2015 Notes”), which are convertible into shares of Common Stock and/or Gasco’s newly designated Series C Convertible Preferred Stock, and, upon conversion, any shares of Series C Convertible Preferred Stock, which aggregate number of potentially issuable shares constitute, on a fully diluted basis (which includes both unexercised options and the shares issuable upon conversion of the 2015 Notes), approximately 51.5% of Gasco’s issued and outstanding shares immediately prior to the closing of the private exchange of $64,532,000 aggregate principal amount of outstanding 5.50% Convertible Senior Notes due October 5, 2011 for $64,532,000 aggregate principal amount of 2015 Notes, in accordance with NYSE Amex LLC Company Guide Sec. 713;

3.	To approve an amendment to Gasco’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 300,000,000 shares to 600,000,000 shares;

4.	To ratify the appointment of KPMG LLP as independent auditors of Gasco for the fiscal year ending December 31, 2010; and

5.	To transact such other business as may properly come before such meeting or any adjournment(s) thereof.
The close of business on July 26, 2010 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote on the above listed matters at the Annual Meeting or any adjournment(s) thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
ON WEDNESDAY, SEPTEMBER 15, 2010
The specific details of the above listed matters proposed to be dealt with at the Annual Meeting are set forth in the Proxy Statement accompanying this Notice. In accordance with the rules promulgated by the U.S. Securities and Exchange Commission, Gasco is providing access to its proxy materials, including the proxy statement and the 2009 Annual Report, for the Annual Meeting over the Internet at www.gascoenergy.com.
On or about August 5, 2010, Gasco’s stockholders will receive notice by mail that the proxy materials are available on the Internet with instructions for accessing the materials. The proxy materials also include instructions for voting (including electronically via the Internet) and for requesting a printed copy of the proxy materials.
As a stockholder, your vote is very important and the Board strongly encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares of Common Stock you own. Stockholders are cordially invited to attend the Annual Meeting in person, however, you do not need to attend in person to vote. Whether or not you plan to be present at the meeting, you are requested to follow the electronic voting instructions to vote by telephone, electronically via the Internet or, if you requested printed proxy

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materials, by signing, dating and returning the proxy card in the accompanying envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,
/s/ W. King Grant
W. King Grant
President and Chief Financial Officer

July 30, 2010

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GASCO ENERGY, INC.
8 Inverness Drive East, Suite 100
Englewood, Colorado 80112
(303) 483-0044
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 15, 2010
GENERAL INFORMATION
This Proxy Statement contains information about the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Gasco Energy, Inc. (“Gasco,” “Company,” “we,” “our” or “us”) to be held at the Denver Athletic Club, 1325 Glenarm Place, Petroleum Room, Denver, Colorado 80204, on Wednesday, September 15, 2010 at 9:00 a.m., Mountain Daylight Time, or at any adjournment(s) thereof. This Proxy Statement is furnished in connection with the solicitation by and on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting. The matters to be acted on at the Annual Meeting are set forth below and in the accompanying Notice and are explained in more detail elsewhere in this Proxy Statement:
1.	To elect seven directors to serve on the Board until the 2011 Annual Meeting of Stockholders (Proposal One – Item A, #1 on Proxy Card);

2.	To ratify and approve the issuance of up to 127.1 million shares of our common stock, par value $0.0001 per share (“Common Stock”), issuable upon conversion of the principal amount of our outstanding 5.50% Convertible Senior Notes due 2015 (“2015 Notes”), which are convertible into shares of Common Stock and/or our newly designated Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”), and, upon conversion, any shares of Series C Preferred Stock, which aggregate number of potentially issuable shares constitute, on a fully diluted basis (which includes both unexercised options and the shares issuable upon conversion of the 2015 Notes), approximately 51.5% of our issued and outstanding shares of Common Stock immediately prior to the closing of the private exchange transaction (the “Exchange Transaction”) of $64,532,000 aggregate principal amount of our outstanding 5.50% Convertible Senior Notes due October 5, 2011 (“2011 Notes”) for $64,532,000 aggregate principal amount of the 2015 Notes, in accordance with NYSE Amex LLC (“NYSE Amex”) Company Guide Sec. 713 (“Rule 713”) (Proposal Two – Item A, #2 on Proxy Card);

3.	To approve an amendment (the “Amendment”) to our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the authorized number of shares of Common Stock from 300,000,000 shares to 600,000,000 shares (Proposal Three – Item A, #3 on Proxy Card);

4.	To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2010 (Proposal Four – Item A, #4 on Proxy Card); and

5.	To transact such other business as may properly come before such meeting or any adjournment(s) thereof.
The Board unanimously recommends that you vote “FOR” each of the above proposals.
As a stockholder, your vote is very important and the Board strongly encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting in person. Shares cannot be voted at the meeting unless the owner is present to vote or is represented by proxy. Whether or not you plan to be present at the meeting, you are requested to follow the voting instructions to vote by telephone, electronically via the Internet or, if you requested printed proxy materials, by signing, dating and returning the proxy card in the accompanying envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured.
All shares represented by valid proxies will be voted in accordance therewith at the Annual Meeting. If no direction is made, validly executed and returned proxies will be voted (1) FOR the election of the director nominees named below, (2) FOR the issuance of up to 127.1 million shares of Common Stock issuable upon conversion of the 2015 Notes and Series C Preferred Stock, (3) FOR the amendment to our Articles of Incorporation to increase our

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authorized capital, (4) FOR ratification of the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2010 and (5) in the discretion of the proxy holder with respect to any other matters properly brought before the Annual Meeting.
Your proxy, whether given by signing the proxy card or by using the telephone or Internet voting procedures, may be revoked at any time prior to its exercise by (a) submitting written notice to that effect or a new proxy to our Corporate Secretary at our registered office at any time up to and including the last business day preceding the day of the Annual Meeting, (b) submitting a new proxy via telephone or the Internet at a later date (c) submitting written notice to that effect or a new proxy to the chairperson of the Annual Meeting on the day of the Annual Meeting, (d) voting in person at the Annual Meeting or (e) in any other manner permitted by law. Attendance at the Annual Meeting will not, by itself, revoke your proxy. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on Wednesday, September 15, 2010
In accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), on or about August 5, 2010, our stockholders will receive by mail a “Notice of Internet Availability of Proxy Materials,” informing our stockholders that the proxy materials for the Annual Meeting, including this Proxy Statement, our 2009 Annual Report, and a form of proxy, are available on the Internet at www.gascoenergy.com, with instructions for accessing the materials. The proxy materials will also include instructions for voting (including electronically via the Internet) and for requesting a printed copy of the proxy materials.
The cost of this solicitation of proxies is being borne by us. Solicitations will be made only by the use of mail, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, email or facsimile, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of our Common Stock and to request authority for the execution of proxies, and we will reimburse them for their reasonable expenses incurred in doing so. We have retained Morrow & Co., LLC (“Morrow”), 470 West Ave, Stamford, CT 06902 to act as a third-party proxy solicitor in connection with this Annual Meeting. We have agreed to pay Morrow a fee of $15,000 plus expenses for proxy solicitation services.
SHARES OUTSTANDING AND VOTING RIGHTS
Our Board has fixed the close of business on July 26, 2010 as the “Record Date” for the purpose of determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were 107, 768, 897 shares of Common Stock outstanding. Each share of Common Stock that you own on the Record Date entitles you to cast one vote on each matter that is properly brought before the Annual Meeting.
A quorum of stockholders is necessary for a valid meeting. The required quorum for the transaction of business at the Annual Meeting is the presence of a majority of the total outstanding shares of Common Stock entitled to vote at the Annual Meeting, either present in person or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining the presence of a quorum.
If a quorum is present at the Annual Meeting, the seven director nominees who receive the greatest number of votes cast by shares of Common Stock present in person or by proxy and entitled to vote shall be elected as directors. The affirmative vote by the holders of a majority of the shares of Common Stock present and voting is required to (i) approve the issuance of Common Stock in an aggregate amount exceeding 19.9% of the number of shares outstanding on June 25, 2010 and immediately prior to the closing of the Exchange Transaction, in accordance with Rule 713 and (ii) ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2010, provided such shares voting affirmatively also constitute a majority of the number of shares required for a quorum. The affirmative vote by the holder of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Amendment.
Abstentions and broker non-votes will have no effect on the outcome of the election of directors, assuming a quorum is present or represented by proxy at the Annual Meeting. With respect to all other matters, abstentions and broker

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non-votes are not considered to be votes cast and therefore have the same effect as a vote against such matters. A broker non-vote occurs if a broker or other nominee of shares does not have discretionary authority and has not received voting instructions with respect to a particular matter.

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PROPOSAL ONE: ELECTION OF DIRECTORS
(Item A, #1. on Proxy Card)
Our Board currently consists of seven directors. Our Bylaws provide that directors are elected annually for one-year terms. The Nominating Committee has recommended to the Board, and the Board has nominated for election to the Board, the seven persons listed below to serve for one-year terms until the 2011 Annual Meeting or until their successors are elected and qualified.
Unless otherwise instructed or unless authority to vote is withheld, the accompanying proxy will be voted FOR the election of the director nominees listed below. Although the Board does not contemplate that any of the director nominees will refuse or be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the accompanying proxy will vote for the election of such other person(s) as may be nominated by the Board.
We have provided information below about our director nominees, all of whom are incumbent directors, including their names, ages, positions with us, years of service as a director on our Board, business experience and service on other boards of directors, including any other directorships held during the past five years. In addition, we have included information about each director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director, in light of our business and corporate structure.
THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF
EACH OF THE DIRECTOR NOMINEES

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DIRECTOR NOMINEES FOR ELECTION AT THE ANNUAL MEETING

		Age as of
Name	Positions with Gasco	6/30/10
Marc A. Bruner	Chairman of the Board since 2001	60

Richard J. Burgess	Director since 2003	79

Charles B. Crowell	Vice Chairman of the Board since 2002; Chief Executive Officer since January 2010	67

Richard S. Langdon	Director since 2003	59

Carmen J. (Tony) Lotito	Director since 2001	66

John A. Schmit	Director since 2003	42

Steven D. (Dean) Furbush	Director since June 2010	51
The Board has determined that each of the above nominees other than Mr. Crowell is independent. To be “independent” under the rules and regulations of the NYSE Amex (successor to the American Stock Exchange), a director may not, other than in his or her capacity as a member of the Audit Committee, Board of Directors or other board committee, (i) accept directly or indirectly any consulting, advisory or other compensatory fee from Gasco or any of its subsidiaries, provided that compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Gasco (provided that such compensation is not contingent in any way on continued service); (ii) accept any compensation other than the exceptions described previously in excess of $120,000 during any period of twelve consecutive months within in the three years preceding the determination of independence; or (iii) be an affiliated person of Gasco or any of its subsidiaries.
The following sets forth certain biographical information concerning each of our directors:
Marc A. Bruner. Mr. Bruner has served as Chairman of the Board, director and as a member of the Executive Committee of the Board since February 2001. Mr. Bruner previously served as Chairman, Chief Executive Officer, and President of Mako Energy Corporation from November 2004 until April 1, 2005, and now serves as Chief Executive Officer and President of Falcon Oil and Gas Ltd., positions he assumed when Mako merged with Falcon on April 1, 2005 (Falcon is listed on the Toronto Venture Exchange). He also served as Chairman of Falcon from April 2005 through September 2009. Mr. Bruner was founding Chairman of the Board of Ultra Petroleum, a NYSE listed natural gas company focused on tight sand development in the Green River Basin of Wyoming, and served in such capacity from January 1996 to January 1999. Mr. Bruner was self-employed as an oil and gas consultant through his company, Resource Venture Management AG, from February 1999 through October 2004. Mr. Bruner co-founded Pennaco Energy, Inc., a coal bed methane company, in 1997, and RIS Resources International, a natural gas company, in 1996. He served as a director of RIS until late 1997.
Mr. Bruner was chosen as a director nominee because of his industry-specific business acumen and managerial experience, which provides an invaluable perspective in the Board’s oversight of our execution of our short and long-term business strategy. The knowledge and experience he has attained through his service as an executive officer at other public companies and as a director on other public company boards provides Mr. Bruner with a keen understanding of various corporate governance matters. Mr. Bruner attended Tulane University for three years with an emphasis in geology.
Richard J. Burgess. Mr. Burgess has served as a director and a member of the Compensation Committee of the Board since May 2003. Effective January 2010, Mr. Burgess became a member of the Audit and Nominating Committees. Mr. Burgess is currently retired. Mr. Burgess served as President and Chief Executive Officer of NOMECO Oil and Gas Co. from 1981 until his retirement in 1994. NOMECO later became known as CMS Oil and Gas Company, now a wholly owned subsidiary of CMS Energy Corporation, a New York Stock Exchange listed company. Mr. Burgess has held various positions in the oil and gas industry since 1954. He currently serves on the Board of Directors of Michigan Oil and Gas Association and formerly served on the Board of Directors of ROC Oil Company, Miller Exploration, Seagull Energy, Command Petroleum and Sydney Oil Company. Mr. Burgess has

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also been involved with the American Association of Petroleum Geologists, Independent Petroleum Association of America, Ontario Petroleum Institute and Potential Gas Committee in various capacities. Mr. Burgess holds a B.S. (honors) in Geology from the University of Manitoba.
Mr. Burgess was chosen as a director nominee because of his significant experience with the oil and gas industry and keen understanding of various corporate governance matters that he has attained through his service as an executive officer at other public companies and as a director on other public company boards.
Charles B. Crowell. Mr. Crowell has served as Vice Chairman of the Board, director and as a member of the Audit, Compensation and Executive Committees of the Board since July 2002 and as a member of the Nominating Committee of the Board since April 2006. Effective January 27, 2010, Mr. Crowell was appointed our Chief Executive Officer (upon the resignation of our former President and Chief Executive Officer) and terminated his memberships on the Compensation, Audit and Nominating Committees. Mr. Crowell served as the President and Chief Executive Officer of PetroHunter Energy Corporation from July 2007 to May 2009 and as a director of PetroHunter from February 2007 to May 2009. Since 1993 through the present Mr. Crowell has also been a practicing attorney and a consultant to oil and gas companies. He was also a senior member of Crowell & Bishop, PLLC, Attorneys from November 1995 through June 1998 and a manager of Enigma Engineering Company, LLC from September 1996 until June 2000. Mr. Crowell has held several positions at Triton Energy Corporation, including Executive Vice President — Administration from November 1991 to May 1993, Senior Vice President and General Counsel from August 1989 to October 1991 and Vice President and General Counsel from November 1981 to July 1989. Mr. Crowell has served as a director of Derek Oil & Gas Corporation since March 2007. He has also held public directorships at Comanche Energy, Inc. from June 1999 to February 2001, Arakis Energy Corporation from June 1997 to October 1998, Aero Services International, Inc. from December 1989 to May 1993 (where he was Chairman of the Board from August 1990 to December 1992) and Triton Europe, plc. from October 1989 to May 1993. Mr. Crowell holds a B.A. from John Hopkins University and a J.D. from the University of Arkansas. He was admitted to the practice of law in Texas in 1974.
Mr. Crowell was chosen as a director nominee due to his position as our Chief Executive Officer and his proven management skills. He has extensive knowledge of the oil and gas industry and well-developed relationships with chief executives and other senior management of oil and gas companies and oilfield service companies throughout the United States. Mr. Crowell actively participates in all facets of our business and has a significant impact on both its business strategy and daily operations.
Richard S. Langdon. Mr. Langdon has served as a director and a member of the Audit Committee of the Board since March 2003 and as a member of the Nominating Committee of the Board since April 2006. In January 2010, Mr. Langdon was appointed Chairman of both the Audit and the Nominating Committees and a member of the Compensation Committee. Mr. Langdon has been the President and Chief Executive Officer of Matris Exploration Company, LP, a privately held exploration and production limited partnership active in California, since 2003 and the President and Chief Executive Officer of Sigma Energy Ventures, LLC, a privately held exploration and production limited liability company active in Texas with exploration and production activities in the Texas Gulf Coast, since December 2007. From 1997 until December 2002, Mr. Langdon also served as Executive Vice President and Chief Financial Officer of EEX Corporation, a New York Stock Exchange listed exploration and production company acquired by Newfield Exploration in late 2002. Prior to joining EEX Corporation, Mr. Langdon was an oil and gas consultant from August 1996 to March 1997. He has also held various positions with the Pennzoil Companies since 1991, including Executive Vice President-International Marketing (Pennzoil Products Company) from June 1996 to August 1996, Senior Vice President-Business Development & Shared Services (Pennzoil Company) from January 1996 to June 1996, and Senior Vice President-Commercial & Control (Pennzoil Exploration & Production Company) from December 1991 to December 1995. Mr. Langdon is currently a member of the Board of Directors of Constellation Energy Partners LLC, a public limited liability company focused on the acquisition, development and exploitation of oil and natural gas properties and related midstream assets. Mr. Langdon holds a B.S. in Mechanical Engineering and a M.B.A. from the University of Texas at Austin.
Mr. Langdon was chosen as a director nominee because of his extensive knowledge of the oil and gas industry and experience in managing oil and gas assets, as well as his extensive network of relationships with chief executives and other senior management of oil and gas companies and oilfield service companies throughout the United States.

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Carmen J. (Tony) Lotito. Mr. Lotito has served as a director and a member of the Audit and Compensation Committees of the Board since April 2001 and as a member of the Nominating Committee since April 2006. Until his resignation from such positions in January 2010, he served as Chairman of the Audit and Compensation Committees (since April 2001) and the Nominating Committee (since April 2006). Mr. Lotito has served as the Executive Vice President — Business Development of Falcon Oil and Gas Ltd. since April 2009. Mr. Lotito served as the Chief Financial Officer and Treasurer of PetroHunter Energy Corporation from May 2006 through October 2007 and has also been a director of PetroHunter from May 2006 through the present. Mr. Lotito has also served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer and as a director of GSL Energy Corporation from August 2005 through the present. He also served as Executive Vice President, Chief Financial Officer and Treasurer and as a director of Galaxy Energy Corporation, a publicly traded natural gas and coalbed methane exploration and development company, from the time of its acquisition of Dolphin Energy Corporation in November 2002 through July 2005. Prior to joining Galaxy, Mr. Lotito served as the Chief Financial Officer, Treasurer and as a director of Dolphin Energy Corporation from September 2002 through November 2002. Mr. Lotito also served as Vice President, Chief Financial Officer and as a director of Coriko Corporation, a private business development company from November 2000 to August 2002. Prior to joining Coriko from Utah Clay Technology, Inc., Mr. Lotito was self-employed as a financial consultant. Mr. Lotito has been a member of Equistar Capital LLC, an investment-banking firm since December 1999. From March 2000 to September 2001, Mr. Lotito served as a director of marketing for Impact Web Development. Mr. Lotito holds a B.S. in Accounting from the University of Southern California.
Mr. Lotito was chosen as a director nominee because of his invaluable perspective, industry-specific business acumen and managerial experience. The knowledge and experience he has attained through his service as an executive officer at other public companies, as well as a director of other public company boards, provides Mr. Lotito with a keen understanding of various corporate governance matters.
John A. Schmit. Mr. Schmit has served as a director since October 2003, as a member of the Compensation Committee of the Board since December 2004, as a member of the Executive Committee of the Board since January 2005, and as a member of the audit and Nominating Committees of the Board since January 2010. In January 2010, Mr. Schmit was appointed chairman of the Compensation Committee. Mr. Schmit is currently the principal of SSD Capital, a private investment firm, a position he has held since September 2007. From February 2005 until September 2007, Mr. Schmit was a Manager of Crestview Capital Partners, LLC, a hedge fund specializing in private placements for small public companies. Prior to joining Crestview, Mr. Schmit served as Vice President of Investments for RENN Capital Group, Inc., a registered investment advisor based in Dallas, Texas, where he was a portfolio manager of closed-end funds from May 1997 through December 2004. From September 1992 to September 1994, he practiced law with the law firm of Gibson, Ochsner & Adkins, in Amarillo, Texas. Mr. Schmit holds a B.B.A. in Finance from Texas Christian University, a J.D. from the University of Oklahoma College of Law and an L.L.M. in International and Comparative Law from The Georgetown University Law Center.
Mr. Schmit was chosen as a director nominee because of his significant finance experience, which provides an invaluable perspective in the Board’s oversight of our execution of its long-term business strategy.
Steven D. (Dean) Furbush. Mr. Furbush has served as a director since June 2010. He is currently the President of College Summit, a position he has held since July 2007 after spending six months working with the organization to redesign key business systems. Previously, Mr. Furbush served as Chief Executive Officer of FreshDirect from 2003 to 2006, after he was initially hired as Chief Operating Officer in 2003. He served in the positions of Chief Economist and then Executive Vice President of NASDAQ Transaction Services at the NASDAQ Stock Market from 1995 to 2003. Prior to joining the NASDAQ, Mr. Furbush was Senior Economist at Economists Incorporated, from October 1990 to June 1995. He served as Economic Advisor to the Chairman, Commodity Futures Trading Commission, from October 1989 to August 1990, and Financial Economist at the SEC, Office of Economic Analysis, from June 1987 to October 1989. Mr. Furbush has also held teaching positions at Virginia Polytechnic Institute, Virginia State University and at the University of Maryland. From June 1985 to September 1986, and again in January 1987, he was a consultant and junior staff economist in the Executive Office of the President of the United States, Council of Economic Advisers. Mr. Furbush was a research associate at the Center for Naval Analyses, Marine Corps Operations & Analysis Group, from October 1982 to June 1985. He received a B.A. in Economics from the University of Washington, and an M.A. and Ph.D. in Economics from the University of Maryland.

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Mr. Furbush was appointed to serve as a director pursuant to that certain Investor Rights Agreement dated June 25, 2010 that we entered into with certain holders of our 2011 Notes, CNH CA Master Account, L.P., a Cayman limited partnership (“CNH”), and AQR Absolute Return Master Account, L.P., a Cayman limited partnership (“AQR” and, together with CNH, the “Investor Parties”), in connection with the Exchange Transaction, which closed on June 25, 2010, involving the exchange of $64,532,000 aggregate principal amount of our outstanding 2011 Notes for $64,532,000 aggregate principal amount of our 2015 Notes. The Investor Rights Agreement entitles the Investor Parties to nominate one member to the Board as long as they beneficially own at least 20% of our outstanding shares of Common Stock (counting all outstanding 2011 Notes, all outstanding 2015 Notes and all outstanding shares of Series C Preferred Stock as if such securities had converted into Common Stock based on the then applicable conversion rates of such securities, as applicable, without regard to the limitations on conversion of the 2015 Notes or the Series C Preferred Stock).
Pursuant to the Investor Rights Agreement, the Investor Parties recommended Mr. Furbush for consideration by the Board. On June 10, 2010, the Nominating Committee approved and recommended to the Board the appointment of Mr. Furbush to the Board and on June 10, 2010, the full Board duly appointed Mr. Furbush to the Board to serve effective as of the closing date of the Exchange Transaction until the Annual Meeting or until the earlier of his death, resignation or removal. This summary of the Investor Rights Agreement is qualified in its entirety by reference to the complete text of such agreement, a copy of which is attached to this Proxy Statement as Annex A. For additional information regarding the Investor Rights Agreement and the Exchange Transaction, see “Certain Relationships and Related Party Transactions — Investor Rights Agreement & the Exchange Transaction” and “Proposal Two: Approval of the Issuance of Up to 127.1 million shares of Common Stock, an amount exceeding 19.9% of the number of shares outstanding at of June 25, 2010, upon conversion of the 2015 Notes and Series C Preferred Stock” herein.
Mr. Furbush has been nominated to stand for re-election at the Annual Meeting because of his significant managerial and organizational experience as well as his financial knowledge which will provide a new perspective to the Board as we pursue our future goals.
As previously reported in Amendment No. 1 to our Annual Report on Form 10-K/A filed with the SEC on April 27, 2010, on January 27, 2010 Mark Erickson announced to the Board his decision not to stand for re-election as a director at the Annual Meeting and his resignation from his positions as our President and Chief Executive Officer and as a member of the Board and the Executive Committee of the Board, as well as any and all positions held with our subsidiaries, in each case effective immediately. Mr. Erickson resigned on mutually agreeable terms to pursue other opportunities.

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OUR EXECUTIVE OFFICERS
The following sets forth certain biographical information concerning each of our executive officers, other than those executive officers who also serve as directors (information for whom is provided under “Director Nominees for Election at the Annual Meeting” herein):

		Age as of
Name	Positions with Gasco	6/30/10
Charles B. Crowell*	Chief Executive Officer	67

W. King Grant	President and Chief Financial Officer	46

Michael K. Decker	Executive Vice President and Chief Operating Officer	55

Peggy A. Herald	Vice President-Accounting and Administration, Chief Accounting Officer and Treasurer	53

Charles H. Wilson	Vice President of Operations	53

Camille A. Gerard	Corporate Secretary	46

*	For a description of the business background and other information concerning Mr. Crowell, see “Director Nominees for Election at the Annual Meeting” herein.
W. King Grant. Mr. Grant served as our Chief Financial Officer and Executive Vice President from July 2001 through December 2009 and as a director from July 2001 until March 2003. In January 2010, Mr. Grant was promoted to President and maintained his position Chief Financial Officer. Prior to joining us, Mr. Grant served as Executive Vice President and Chief Financial Officer for KEH.com, a catalog/Internet retailer of new and used camera equipment, from November 1999 to May 2001. From February 1997 to March 1999, Mr. Grant was a Senior Vice President in the Natural Resources Group of ING Baring, LLC where he was responsible for providing financing and advisory services to mid-cap and smaller energy companies. For the previous eleven years, Mr. Grant held several positions at Chase Manhattan Bank and its affiliates, most recently as a Vice President in the Oil & Gas group. Mr. Grant holds a B.S.E. in Chemical Engineering from Princeton University and an MBA from the Wharton School at the University of Pennsylvania.
Michael K. Decker. Mr. Decker has served as our Executive Vice President and Chief Operating Officer since July 2001 and also served as a director from July 2001 until October 2003. Mr. Decker has over thirty three years of oil and gas exploration, development, operations and mergers and acquisitions experience. He founded and served as the President of Black Diamond Energy, LLC from August 1999 until July 2001. From 1990 to August 1999 Mr. Decker served as the Vice President of Exploitation of Prima Energy Corporation, a NASDAQ traded oil and gas company. From 1988 to 1990, he was employed by Bonneville Fuels Corporation as a Senior Geologist and by Tenneco Exploration and Production Company as a Senior Project Geological Engineer from 1977 to 1988. Mr. Decker is currently on the board of the Potential Gas Committee, an independent natural gas resource assessment organization, and previously served as chairman. He holds a B.S. in Geological Engineering from the Colorado School of Mines.
Peggy A. Herald. Ms. Herald joined us in January 2002 as Controller and was promoted to Chief Accounting Officer in May 2006, Vice President in May 2007 and Treasurer in June 2009. From June 1990 until December 2001 she served as the Financial Reporting Manager for Hallwood Energy Corporation, a NASDAQ traded oil and gas company, where she managed the financial reporting process for several publicly traded oil and gas corporations and limited partnerships. From January 1987 until June 1990 Ms. Herald was employed by Deloitte & Touche LLP and from September 1984 through December 1986 she was employed by KPMG LLP. Ms. Herald has over twenty years of experience in the oil and gas industry and holds a BS degree in Accounting from Regis University.
Charles H. Wilson. Mr. Wilson joined us in 2006 as Drilling Manager and was promoted to Vice President of Operations in June 2010. From 2003-2006, he was the US Onshore Drilling Manager for Denver-based Forest Oil Company, a NYSE-listed exploration and production company. Mr. Wilson has 29 years of experience in the oil and gas industry, ranging from drilling, completion and production operations to surface equipment installations. Since 1990, Mr. Wilson has been focused primarily on drilling operations covering Utah, Wyoming, North Dakota, Montana, California, Nevada,

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New Mexico, Texas, Louisiana, Mississippi and five years in the international arena. His experience complements the Management and Technical teams in place at Gasco. He holds a BS degree in Petroleum Engineering from the University of Wyoming and in addition has held several positions within the Society of SPE and AADE.
Camille A. Gerard. Ms. Gerard joined us in May 2008 as our controller and in June 2010 was promoted to Corporate Secretary. Ms. Gerard has over 20 years of energy industry and consulting experience in internal auditing, e-marketing, and commodity management, including transportation and marketing of natural gas and pulp and paper. From May 2005 through May 2008, Ms. Gerard was the founder of Risk Management Consulting, LLC, a Denver-based company that performed Sarbanes-Oxley reviews for such companies as Gasco Energy, EKS&H, and St. Mary Land and Exploration. Ms. Gerard has also worked in natural gas marketing with Xcel Energy, pulp and paper trading with Enron Industrial Markets, launching and managing marketing support for a start-up trading website for Enron Net Works, and Marketing Support for Northern Natural Gas. She holds a Bachelor of Science in Geology from the University of Louisiana at Lafayette and MBA with a specialization in Internal Auditing from Louisiana State University. She is a Certified Internal auditor and Certified Public Accountant.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information with respect to the beneficial ownership of our Common Stock as of July 12, 2010 by: (i) any individual, partnership or corporation that is known to us, solely by reason of our examination of Schedule 13D and 13G filings made with the SEC, to be the beneficial owner of more than 5% of each class of our shares issued and outstanding, (ii) each of our directors, director nominees and Named Executive Officers (as such term is defined below) and (iii) all of our directors and executive officers as a group.
As of July 12, 2010, we had authorized capital stock consisting of 305,000,000 shares of all classes of stock, of which (A) 300,000,000 shares are Common Stock, of which as of such date, (i) 107,695,197 shares were issued and outstanding, (ii) 73,700 shares were held in treasury, (iii) 12,428,758 shares were issuable upon exercise of outstanding options, (iv) 943,832 and 347,450 shares were reserved for issuance under our stock option plan and restricted stock plan, respectively (as of December 31, 2009, and as of December 31 of each succeeding year, the number of shares of Common Stock issuable under our stock option plan automatically increases so that the total number of shares of Common Stock issuable under such plan is equal to 10% of the total number of shares of Common Stock outstanding on such date), and (v) 117,000 and 127,000,000 shares were reserved for issuance upon conversion of the 2011 Notes and the 2015 Notes (including any Series C Preferred Stock that may be issued upon conversion thereof), respectively, and (B) 5,000,000 shares are preferred stock, par value $0.001 per share (“Preferred Stock”), of which as of such date, (i) 20,000 shares were designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”) and (ii) 2,000,000 shares were designated as Series C Preferred Stock, and (iii) none of which shares of Preferred Stock were issued and outstanding.
If a person or entity listed in the following table is the beneficial owner of less than one percent of our outstanding Common Stock, this fact is indicated by an asterisk (*) in the table. Unless otherwise noted, each person listed has sole voting and dispositive power over the shares indicated and the address of each stockholder is the same as our address. The number of shares beneficially owned by a person or entity includes the shares of Common Stock that are issuable upon conversion of all outstanding 2011 Notes and 2015 Notes beneficially owned by such holders, which are convertible at any time by the holder thereof (including shares of Common Stock issuable upon conversion of the Series C Preferred Stock, which are convertible at any time by the holders thereof, issuable upon conversion of the 2015 Notes). We would note that the 2015 Notes and Series C Preferred Stock are subject to a conversion limitation in that a holder may not convert all or any portion of such holder’s 2015 Notes and/or Series C Preferred Stock into Common Stock to the extent that such holder and its affiliates would, after giving effect to such conversion, beneficially own more than 4.99% of the outstanding shares of Common Stock, which we refer to as the “Maximum Ownership Percentage,” provided that such holder, upon not less than 61 days’ prior written notice to us, may increase the Maximum Ownership Percentage applicable to such holder (but, for the avoidance of doubt, not for any subsequent or other holder) to 9.9% of the outstanding shares of Common Stock. Since we have not received any such notice, for purposes of this table we have presumed, with respect to each holder of 2015 Notes (no shares of Series C Preferred Stock are outstanding), that upon conversion of such 2015 Notes, each would own less 4.99% of our outstanding shares of Common Stock. These shares of Common Stock issuable upon conversion of all outstanding 2011 Notes and 2015 Notes (or Series C Preferred Stock, if any) are deemed outstanding for the purpose of computing the holder’s ownership percentage but are not deemed outstanding for the purposes of computing the ownership percentage of any other person or entity. The number of shares beneficially owned by a person or entity also includes shares that are subject to stock options that are exercisable within 60 days of July 12, 2010. These shares are also deemed outstanding for the purpose of computing such person’s or entity’s ownership percentage but are not deemed outstanding for the purpose of computing the ownership percentage of any other person or entity.

	Number of Shares	Percent
Name & Address of 5% or Greater Holders	Beneficially Owned	of Class
AQR Capital Management, LLC (1) Two Greenwich Plaza, 3rd Floor Greenwich, CT 06830	7,025,000	6.1%
Directors and Named Executive Officers
Charles B. Crowell (2)	813,509	*
W. King Grant (2)	1,302,037	1.2%

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	Number of Shares	Percent
Name & Address of 5% or Greater Holders	Beneficially Owned	of Class
Michael K. Decker (2)	795,176	*
Peggy A. Herald (2)	487,667	*
Charles H. Wilson (2)(3)	500,007	*
Camille Gerard (2)	171,501	*
Marc A. Bruner (2)(4)	4,203,088	3.9%
Richard J. Burgess (2)(5)	451,751	*
Richard S. Langdon (2)	369,608	*
Carmen J. (Tony) Lotito (2)	437,501	*
John A. Schmit (2)	242,085	*
Steven D. (Dean) Furbush	—	*
All Directors and Executive Officers as a group (12 persons) (2)(3)(4)(5)	9,773,930	8.6%

(1)	According to a Schedule 13G/A filed by AQR Capital Management, LLC (“AQR”) on February 5, 2010, AQR exercises voting and dispositive power over the securities comprised of 7,025,000 shares of Common Stock issuable upon the conversion of 2011 Notes. Although AQR has not filed any other Schedule 13G since the closing of the Exchange Transaction, because AQR exchanged $28,600,000 of 2011 Notes that it held for a like amount of 2015 Notes, for purposes of this table we are assuming that AQR exercises voting and dispositive power over the 7,150,000 shares of Common Stock issuable upon conversion of the $28,600,000 principal amount of 2015 Notes held by AQR, as it did with respect to the shares of Common Stock issuable upon conversion of the exchanged 2011 Notes, as previously reported on the Schedule 13G/A filed on February 5, 2010.

(2)	The following number of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of July 12, 2010 are included in the amounts shown: Mr. Crowell, 635,417 shares; Mr. Grant, 911,581 shares; Mr. Decker, 672,415 shares; Ms. Herald, 467,492 shares; Mr. Wilson, 256,325 shares; Ms. Gerard, 143,580 shares; Mr. Bruner, 1,191,666 shares; Mr. Burgess, 318,751 shares; Mr. Langdon, 368,751 shares; Mr. Lotito, 437,501 shares; and Mr. Schmit, 227,085 shares.

(3)	The Common Stock held by Mr. Wilson includes 2,096 shares of Common Stock that is held by his son.

(4)	The Common Stock held by Mr. Bruner includes 8,707 shares of Common Stock that is held by Resource Venture Management, a company owned by Mr. Bruner.

(5)	The Common Stock held by Mr. Burgess includes 40,000 shares of Common Stock held in a trust for Mr. Burgess’ wife, of which he is the trustee.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires the officers, directors and persons who own more than ten percent of our stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent owners are required by SEC regulations to furnish us with copies of all such Section 16(a) forms they file.
Based solely on our review of the copies of such forms we have received, we believe that each of our officers, directors and greater than ten percent owners complied with all Section 16(a) filing requirements applicable to them during the year ended December 31, 2009, except for the following late filings: (i) Marc Bruner filed a Form 4 which was due on September 17, 2009, on September 23, 2009 and (ii) Carmen Lotito filed a Form 4, which was due on September 10, 2009, on September 24, 2009.

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CORPORATE GOVERNANCE
Directors’ Meetings and Committees of the Board
The Board held six meetings during 2009. Each of the directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board held during the period that such director served as a director and (ii) the total number of meetings held by each committee of the Board on which such director served during the period that such director so served. Although we have no formal policy with respect to director attendance at our annual meetings, we invite our directors to attend. Last year all but one of our directors attended our annual meeting.
The Board has designated a standing Audit Committee, Compensation Committee, Executive Committee and Nominating Committee.
     The Audit Committee
The Audit Committee consisted of Messrs. Langdon, Lotito and Crowell through December 2009. From January 2010 to date, the Audit Committee consists of Messrs. Langdon, Lotito, Schmit, and Burgess, each of whom the Board has determined to be independent according to the definition of independence used in the NYSE Amex listing standards and the rules and regulations of the Exchange Act. Mr. Langdon is the current chairman of the Audit Committee, a position held since January 2010. Mr. Lotito served as the chairman of the Audit Committee through January 2010. The Board has determined that Mr. Langdon is an Audit Committee financial expert within the meaning proscribed by the rules and regulations under the Exchange Act, as amended. The Audit Committee met seven times during 2009.
The Board has adopted a written charter for the Audit Committee, which is available on our Internet website at www.gascoenergy.com. The report of the Audit Committee is set forth below. The Audit Committee is primarily responsible for:
•	selecting the independent auditors for recommendation to the Board;
•	selecting the securities legal counsel for recommendation to the Board;
•	reviewing the scope of the proposed audit for the current year, including the audit procedures to be utilized and at the conclusion thereof, reviewing such audit, including any comments or recommendations of the independent auditors;
•	approving all of the fees associated with our audit and tax engagements in advance of services performed;
•	reviewing the adequacy and effectiveness of the accounting and financial controls of Gasco;
•	reviewing the internal audit function, including the independence and authority of its reporting obligations;
•	reviewing the financial statements contained in the annual and quarterly reports to stockholders;
•	reviewing the accounting and financial human resources and succession planning within Gasco, and
•	investigating any matter brought to its attention within the scope of its duties.
The Audit Committee has performed its annual review and assessment of the Audit Committee Charter, which was adopted in March 2001. The Audit Committee is set forth below.
     The Compensation Committee
The Compensation Committee consisted of Messrs. Schmit, Burgess, Lotito and Crowell through December 2009. From January 2010 to date, the Compensation Committee consists of Messrs. Schmit, Langdon, Lotito and Burgess, each of whom the Board has determined to be independent according to the definition of independence used in the NYSE Amex listing standards. Mr. Schmit serves as chairman of the Compensation Committee. The Compensation Committee met three times during 2009.

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The Board has adopted a written charter for the Compensation Committee, which is available on our Internet website at www.gascoenergy.com. The report of the Compensation Committee with regard to compensation matters is set forth below. The Compensation Committee is responsible for:
•	assisting the Board in its responsibility relating to fair and competitive compensation of key employees of Gasco;
•	assuring that key employees, which includes all officers, are compensated in a manner consistent with the compensation philosophy and strategy of the Board and in compliance with the requirements of the appropriate regulatory bodies and any exchange rules to which we may be subject;
•	reviewing and approving our compensation philosophy and its compensation programs, plans and awards;
•	administering our long and short term incentive plans and stock option plans;
•	reviewing the compensation of our Chief Executive Officer and recommendations of the Chief Executive Officer as to appropriate compensation for the other executive officers and key personnel; and
•	reviewing and approving our general employee benefit plans as needed.
     The Executive Committee
The Executive Committee consisted of Messrs. Bruner, Erickson, Schmit and Crowell through December 2009; in January 2010 Mr. Erickson resigned from the Board of Directors. As of January 2010, Mr. Crowell is not considered independent as he is serving as our Chief Executive Officer. The Board has determined that the other members are independent under the definition of independence used in the NYSE Amex listing standards. The Executive Committee met fourteen times during 2009.
The principal responsibility of the Executive Committee is to aid and assist our management in the day-to-day operations of Gasco and to act on behalf of the Board, subject to certain limitations, when it is not feasible to call and convene a full board meeting. The Executive Committee does not have a written charter.
     The Nominating Committee
The Nominating Committee consisted of Messrs. Langdon, Lotito and Crowell through December 2009, each of whom the Board has determined to be independent under the definition of independence used in the NYSE Amex listing standards and from January 2010 to date, the Nominating Committee consists of Messrs. Langdon, Lotito, Burgess and Schmit, each of whom the Board has determined to be independent under the definition of independence used in the NYSE Amex listing standards. Mr. Langdon is the current chairman, a position held since January 2010, and Mr. Lotito served as the chairman of the Nominating Committee through January 2010. The Nominating Committee met two times during 2009.
The Board has adopted a written charter for the Nominating Committee, which is available on our Internet website at www.gascoenergy.com. The Nominating Committee is responsible for recommending to the Board nominees for election at the stockholders’ annual meeting and for recommending nominees for Board committees. To determine nominees for the Board, the Nominating Committee:
•	with respect to existing directors, reviews such director’s Board and committee meeting attendance and performance, length of Board service, experience, skills, contributions to the Board and independence;
•	in the event of a director vacancy, solicits recommendations from directors and senior management, and considers recommendations received from stockholders, for potential director nominees and
•	determines that the director nominee meets the director qualifications outlined in Gasco’s corporate governance guidelines, which are available on our Internet website at www.gascoenergy.com, including that the director nominee possesses personal and professional integrity, has good business judgment,

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relevant experience and skills and will be an effective director in conjunction with the full Board in collectively serving the long-term interests of Gasco’s stockholders.
During January 2010 and June 2010 (with respect to Mr. Furbush), our Nominating Committee considered and approved our 2010 director nominees. Our full Board, including our non-independent director, then considered and approved the nominees recommended by our Nominating Committee.
Director Nominations Process
Stockholders seeking to recommend director candidates for consideration by the Nominating Committee may do so by writing our Corporate Secretary with the recommended candidate’s name, biographical data and qualifications, provided that such recommendations are submitted by stockholders within the time period and pursuant to the procedures set forth under “Stockholder Proposals and Nominations” herein.
Approval by a majority of the members of the Nominating Committee is required to approve the recommendation of director nominations to the Board, including those submitted by stockholders. The full Board, including any non-independent directors, approves the director nominations. When identifying new director nominees, the Nominating Committee considers, among other factors, the candidate’s reputation, integrity, independence from us, skills and business, government or other professional acumen, while bearing in mind the current composition of the Board and the current state of our Company and the industry in general. The number of other public companies for which the candidate serves as director (although there is no limit on the number of public companies on which a director nominee can serve), the availability of the candidate’s time and commitment to us and the candidate’s specific experience in the oil and gas business is also considered.
Although we do not have an established diversity policy, in assessing director nominees, the Board considers diversity of background, experience, and competencies that the Board desires to have represented among its members. In the case of current directors being considered for re-nomination, the Nominating Committee also takes into account the director’s tenure as a member of the Board, the director’s history of attendance at meetings of the Board and committees thereof, the director’s preparation for and participation in such meetings, and the director’s independence. The same criteria will be evaluated with respect to candidates recommended by stockholders. In addition, if applicable, the Nominating Committee takes into account whether a candidate has been designated by one or more groups of holders of our equity securities pursuant to the terms of such security.
Board Leadership Structure
The Chairman of the Board is not an executive officer of our Company. The Board has determined that having a non-executive director serve as Chairman of the Board is in the best interest of our stockholders at this time and that the separation of these roles maximizes management’s efficiency and furthers our ongoing efforts to strengthen corporate governance, assure stockholder representation and ensure independent, objective and effective oversight of management. Our Chief Executive Officer is responsible for setting our strategic direction and providing us day to day leadership, while the Chairman of the Board provides guidance to and oversight of our executive officers, sets the agenda for Board meetings, and presides over meetings of the full Board. We believe this structure ensures a greater role for the non-executive directors in the oversight of our Company and active participation of the non-executive directors in setting agendas and establishing priorities and procedures for the work of the Board. We believe that this is the appropriate leadership structure for us at this time. However, our Board, however, periodically reviews its leadership structure and may make changes in the future as it deems appropriate and in the best interests of our Company and stockholders.
Risk Oversight
The Board is actively involved in oversight of risks that could affect us. This oversight is conducted in part through the committees of the Board. In particular, the Audit Committee is charged with oversight of Company risks relating to finance, legal, regulatory and accounting compliance, and is updated at least quarterly on our compliance with internal controls. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through reports from officers responsible for oversight of particular risks within our Company. In addition, we have internal audit systems in place to review adherence to established policies and procedures.

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Stockholder Communications
Stockholders may contact any director or Committee of the Board by writing to our principal executive offices: Gasco Energy, Inc., c/o Secretary, 8 Inverness Drive E., Suite 100, Englewood, Colorado 80112. All such communications will be forwarded to the Board.
Charitable Contributions
During the fiscal year ended December 31, 2009, we did not make any contributions to any charitable organization in which an independent, non-management director served as an executive officer that exceeded the greater of $200,000 or 5% of the charitable organization’s consolidated gross revenues.
Business and Financial Code of Conduct
We have adopted a Financial Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller; it is available on our Internet website at www.gascoenergy.com. Our Corporate Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees is also available on our Internet website. In the event that an amendment to, or a waiver of, a provision of our Financial Code of Ethics or Corporate Code of Business Conduct and Ethics is necessary, we intend to post such information on our website.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our “Corporate Code of Business Conduct and Ethics,” which is available on our Internet website at www.gascoenergy.com, addresses our policies and procedures for dealing with transactions with affiliates. We obtain full Board approval, excluding any interested director or executive officer, of any transaction with a director, executive officer or other affiliate of Gasco or where a conflict of interest could exist. A complete description of the transaction, including the services or products to be provided, the financial components related to the services or products, the nature of the relationship with the entity involved in the transaction, and any other contractual obligations related to the transaction, is presented to the Board for their review. If deemed appropriate, the Board will then indicate its approval of the transaction with a written resolution.
Investor Rights Agreement and the Exchange Transaction. On June 22, 2010, we entered into exchange agreements (collectively, the “Exchange Agreements”) with certain holders (collectively, the “Investors”) of our 2011 Notes. In accordance with the Exchange Agreements, on June 25, 2010 (the “Closing Date”), we exchanged $64,532,000 aggregate principal amount of our outstanding 2011 Notes (representing 99.28% of the outstanding 2011 Notes) for $64,532,000 aggregate principal amount of our 2015 Notes. We also paid to the Investors an aggregate cash amount of $788,724.44, equal to all accrued but unpaid interest with respect to the 2011 Notes as of but not including the Closing Date.
On the Closing Date, pursuant to the Exchange Agreements, we entered into that certain Investor Rights Agreement with the Investor Parties, which entitles the Investor Parties to nominate one member to the Board as long as such Investor Parties beneficially own at least 20% of our outstanding shares of Common Stock (counting all outstanding 2011 Notes, all outstanding 2015 Notes and all outstanding shares of Series C Preferred Stock as if such securities had converted into Common Stock based on the then applicable conversion rates of securities, without regard to the limitations on conversion of the 2015 Notes or the Series C Preferred Stock).
Pursuant to the Investor Rights Agreement, the Investor Parties recommended Mr. Dean Furbush for consideration by the Board. On June 10, 2010 the Nominating Committee approved and recommended to the Board the appointment of Mr. Furbush as a director and on June 10, 2010, the full Board duly appointed Mr. Furbush to the Board to serve effective as of the Closing Date until the Annual Meeting or until the earlier of his death, resignation or removal. Mr. Furbush has been nominated to stand for re-election to the Board at the Annual Meeting.
This summary of the Investor Rights Agreement is qualified in its entirety by reference to the complete text of such agreement, a copy of which is attached to this Proxy Statement as Annex A. For additional information regarding the Investor Rights Agreement and the Exchange Transaction, see “Proposal Two: Approval of the Issuance of Up to 127.1 million shares of Common Stock, an amount exceeding 19.9% of the number of shares outstanding at of June 25, 2010, upon conversion of the 2015 Notes and Series C Preferred Stock” herein.
Marc A. Bruner Strategic Consulting Agreement. We entered into a Strategic Consulting Agreement with Mr. Bruner, effective January 2, 2003, that terminates on January 31, 2011 (the “Strategic Consulting Agreement”). The Strategic Consulting Agreement is automatically extended each year for an additional one year-term from the next anniversary date unless we notify Mr. Bruner in writing at least 120 days prior to the next anniversary date that we will not be renewing the agreement. Effective January 1, 2007, Mr. Bruner agreed to reduce his annual consulting fee to the amount he earns as a director and to waive his right to receive his annual bonus. There is no agreement or understanding for him to recover any of this compensation in the future. The Strategic Consulting Agreement provided for 187,500 shares of Common Stock to be awarded to Mr. Bruner from a restricted stock plan in exchange for his surrender of vested options to purchase 150,000 shares of Common Stock at $3.15 per share, 50,000 shares of Common Stock at $3.00 per share and 925,000 shares of Common Stock at $2.00 per share. Mr. Bruner also had the right to receive 25% of all option grants made by us each calendar year during the term of the agreement, which he waived with respect to all option grants during 2009, 2008 and 2007. In addition, the Strategic Consulting Agreement provides that, each year, we and Mr. Bruner shall mutually agree on a performance-based bonus plan for Mr. Bruner. The Strategic Consulting Agreement also contains non-compete provisions in the event of the termination of the agreement.
Mr. Bruner’s Strategic Consulting Agreement also provides for certain payments in the event that the agreement is terminated for any reason other than his voluntary termination, death, disability or termination for cause. In the event that Mr. Bruner’s agreement is terminated by us without cause or due to certain change of control events, Mr. Bruner is

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entitled to receive an amount equal to his annual fee for the remaining term of the agreement, plus an additional cash payment of $500,000. If the termination occurs at a time when the average closing price for our Common Stock for the 30 trading days prior to termination is between $1.50 per share and $1.99 per share, the additional cash payment will increase to $1,000,000. This payment will be further increased as such average closing price increases, up to a maximum of $3,500,000 if such average closing price is greater than $3.50 per share. If the termination is due to a change of control of Gasco, the additional cash payment will be based on the consideration per share paid to our stockholders in connection with the change of control instead of the market price of our Common Stock.
We paid consulting (director) fees of $49,500 during the year ended December 31, 2009 and $48,000 in consulting fees during each of the years ended December 31, 2008 and 2007. These fees were paid either directly to Mr. Bruner or to a company owned by Mr. Bruner pursuant to the Strategic Consulting Agreement described above. We are committed to pay consulting fees of $48,000 per year to Mr. Bruner or his company through January 31, 2011.
In addition to the Strategic Consulting Agreement, we entered into a Termination and Settlement Agreement with Mr. Bruner (the “Settlement Agreement”) effective as of December 23, 2004. Pursuant to the Settlement Agreement, Mr. Bruner transferred to us, for no consideration, his right, title, and interest in any working, royalty, overriding royalty, mineral or other interests located in the states of Utah and Wyoming that he received pursuant to a distribution agreement previously entered into between each of the parties. For Mr. Bruner, these interests range between 0.06% and 0.6% of our working interest in certain of Utah and Wyoming properties. In the Settlement Agreement, we agreed to convey overriding royalty interests to Mr. Bruner in the event that (i) it sells all or substantially all of its interest in any properties subject to the transferred interests, (ii) certain change of control events occur (as defined in the Settlement Agreement), or (iii) upon the termination of the Strategic Consulting Agreement. As an example of the value of this Settlement Agreement, assuming a termination of such Consulting Agreement or a change of control occurring on December 31, 2009, the present value of the future cash flows from the overriding royalty interests for Mr. Bruner, discounted at 10%, would be $229,577. This value was determined based on the reserve value of the royalty interests as of December 31, 2009. The reserve report prepared for the valuation of this interest used oil and gas prices of $44.46 per barrel of oil and $2.85 per thousand cubic feet of natural gas.
Mark Erickson Settlement Agreement. Following Mr. Mark A. Erickson’s resignation from his executive officer positions as well as his service as a director in January 2010, we entered into a Consulting Agreement and Release of Claims agreement with him on January 27, 2010 (the “Consulting Agreement”). The Consulting Agreement, among other things, governs his severance payments, his obligation to provide us with consulting and transition services over the nine month period following his resignation, and his release of us of all claims relating to his employment with us. As consideration for entering into the Consulting Agreement, we will provide Mr. Erickson with a monthly payment of $25,000 for the period of time between February and October, 2010. Mr. Erickson received a one-time lump sum payment of $600,000 on March 26, 2010, and will receive a one-time lump sum payment of $325,000 on March 1, 2011. All together these payments will equal $1,150,000. As discussed below, Mr. Erickson also received his royalty interests described in the Settlement Agreement from 2004, but such conveyance must be paid in accordance with Section 409A of the Internal Revenue Code of 1986, as amended, and thus will not occur until a six month period following Mr. Erickson’s “separation from service” with us in accordance with the regulations promulgated pursuant to Section 409A of the Code.
The restrictive covenants regarding confidentiality and non-solicitation that exist within Mr. Erickson’s original employment agreement are not altered by the Consulting Agreement, and Mr. Erickson has also agreed to cooperate with and assist us in any defense of claims or litigation brought against us at our request. The Consulting Agreement also governs Mr. Erickson’s release of claims against us, all affiliates, directors, officers, employees or our employee benefits plans, regarding his employment relationship with us. This release covers all claims and damages that could arise as a result of his employment relationship, his employment agreement and his resignation of employment with us.
As referenced above, we previously entered into that certain Settlement Agreement with Mr. Erickson effective as of December 23, 2004. The Settlement Agreement governs the agreement between us and both Mr. Erickson and Mr. Bruner (the provisions applicable to Mr. Bruner are discussed separately above). Pursuant to the Settlement Agreement, Mr. Erickson transferred to us, for no consideration, his right, title, and interest in any working, royalty, overriding royalty, mineral or other interests located in the states of Utah and Wyoming that he received pursuant to a distribution agreement previously entered into between all of the parties. For Mr. Erickson, these interests ranged between 0.06% and 0.6% of our working interest in certain of our Utah and Wyoming properties. In connection with

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Mr. Erickson’s resignation from Gasco in January 2010, discussed above, Gasco agreed to convey these overriding royalty interests to Mr. Erickson.
For further details and amounts related to this Consulting Agreement, as well as Mr. Erickson’s Employment Agreement, please see the sections titled “Compensation Discussion and Analysis— Potential Payments Upon Termination or Change in Control” and “Compensation Discussion and Analysis — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements” herein.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2009, the Compensation Committee of the Board was comprised of four directors, Messrs. Lotito, Crowell, Schmit and Burgess. None of these directors was an officer of Gasco or any of its subsidiaries at any time in the past. None of our executive officers served as a director or member of a Compensation Committee of any entity that employed any of our directors during 2009. No interlocking relationships exist, or in the past fiscal year have existed, between any member of the Compensation Committee and any other company’s Board of Directors or Compensation Committee.

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COMPENSATION DISCUSSION AND ANALYSIS
Overview of Our Executive Compensation Program
This Compensation Discussion and Analysis reviews the compensation policies and decisions of the Compensation Committee with respect to the following individuals, who are referred to throughout this Proxy Statement as our “Named Executive Officers”:
•	Mark A. Erickson — President and Chief Executive Officer (resigned January 27, 2010);
•	W. King Grant — Executive Vice President and Chief Financial Officer (promoted to President January 27, 2010);
•	Michael K. Decker — Executive Vice President and Chief Operations Officer;
•	Peggy A. Herald — Vice President-Accounting and Administration, Chief Accounting Officer and Treasurer; and
•	Charles H. Wilson — Vice President of Operations
Following Mr. Erickson’s resignation on January 27, 2010, our board appointed Charles B. Crowell, Vice Chairman of the board to serve as our Chief Executive Officer. Mr. Crowell will continue to serve on our board as well as Chief Executive Officer, although his compensation for filling both his director and Chief Executive Officer position will consist solely of his compensation as our Chief Executive Officer. As Mr. Crowell was not appointed until the 2010 year, for purposes of this Proxy Statement Mr. Crowell will not be considered a Named Executive Officer for the 2009 year.
Our compensation program has fixed compensation elements, such as base salary and benefits, as well as variable compensation elements related to performance. Each compensation component is described in detail below. During the first quarter of 2009, after giving consideration to then current economic conditions, we made the decision to reduce the annual compensation of our salaried employees by approximately 10% or 20% in order to reduce our cost structure. The flexibility in our compensation program to make changes and adjustments to both fixed and variable compensation elements allows us to more accurately and fairly compensate our executives in times of economic uncertainty.
Objectives of Our Executive Compensation Program
We believe that the skill and dedication of our executive officers and other management personnel are critical factors affecting our long-term success in meeting our business objectives and fostering growth and profitability. Accordingly, the Compensation Committee has designed our compensation program in accordance with our general compensation philosophy which is to:
•	motivate and retain our current executive officers;
•	attract new executives with the requisite skills to implement our business strategy as needed; and
•	align executive compensation with the attainment of strategic business objectives that increase stockholder returns.
Setting Executive Compensation
     Role of the Compensation Committee, its Consultant and Management
The Compensation Committee establishes and administers our compensation policies and programs. It determines and approves current compensation levels as well as short and long term incentives for our executives. In order to perform its function, the Compensation Committee relies, in part, on input from the Chief Executive Officer and other members of senior management, including the other Named Executive Officers, in determining (i) the needs of our company, (ii) our perception in the employment market, (iii) the availability of talent and (iv) budgeted

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compensation levels for anticipated hires. But while the Compensation Committee considers the information obtained from our management team (including our Named Executive Officers) and other outside sources to be crucial to its analysis of our compensation program, the Compensation Committee retains the final decision-making authority over all compensation matters.
The Compensation Committee has the authority to hire outside consultants as, or to the extent, the committee deems an outside source to be relevant to implementing our compensation program. During 2007 and 2008, the Compensation Committee hired Thomas J. Reno & Associates, Inc. (“TJR”) to assist in analyzing the form and amount of executive compensation and make recommendations for future executive compensation. The principal of TJR, Thomas J. Reno, is a former Partner with KPMG. TJR provides guidance and technical expertise to client organizations in all aspects of human resource management, compensation and benefits and is especially involved in providing compensation consulting to senior management of corporations, as well as for boards of directors and compensation committee members. TJR reported directly to our Compensation Committee and provided it with competitive data as well as business and technical considerations, but did not recommend a specific compensation program or pay level changes. During 2009, the Compensation Committee did not consult with TJR or any outside source regarding compensation decisions, since the Board made the decision not to implement any compensation increases, but rather to reduce compensation to all salaried employees by 10% or 20%.
For the 2010 year, the Compensation Committee intends to review our financial condition, business plans and prospects for the future. The Compensation Committee will also consult with our management regarding current and projected personnel requirements. After evaluating this information, the Compensation Committee intends to consult with TJR and/or another outside source regarding current compensation practices of our peer group. The Compensation Committee may choose to employ TJR or another reputable consulting firm in the future if it deems an external evaluation of the compensation program necessary.
     Use of Benchmarking and Peer Company Comparisons
The Compensation Committee has striven to maintain an executive compensation program that is structured to provide our executive officers with compensation packages that, taking into account our particular contingencies, are commensurate with our size and sufficient to retain personnel that we consider essential. To achieve this objective, at least once annually, the Compensation Committee compares all compensation components for our executive officers with compensation data for similar positions at other organizations in our industry that are comparable to us in number of employees, level of operations, gross revenue and total assets.
In 2007 and 2008, TJR assisted the Compensation Committee by providing comparative market data on compensation practices and programs (the “Survey Data”) based on an analysis of 11 energy related companies that were our competitors (the “Peer Group”). The Peer Group, which is reviewed annually by the Compensation Committee, is used to benchmark executive compensation levels against companies that have executive positions with responsibilities similar in breadth and scope to ours and have global businesses that compete with us for executive talent. With the assistance of TJR in years in which TJR has been utilized, the Compensation Committee has reviewed and analyzed the Peer Group Survey Data as well as general economic conditions and marketplace compensation trends at each level of senior management, and makes adjustments as appropriate.
During 2008, the following 11 companies comprised the Peer Group used for the Compensation Committee’s 2008 compensation decisions: Abraxas Petroleum Corporation, American Oil & Gas Inc., Credo Petroleum Corporation, Delta Petroleum Corp. Double Eagle Petroleum Co., Gastar Exploration Limited, Kodiak Oil & Gas Corp., Northern Oil & Gas, Inc., Petroleum Development Corporation, Pinnacle Gas Resources, Inc. and Warren Resources Inc. These companies were selected as peers primarily due to their equivalent size based on enterprise value and their focus on upstream Rocky Mountain natural gas in their business model. Other criteria considered included the availability of the data related to the company, the level of operational sophistication, annual rates of production, market capitalization, and number of employees. This peer group differs from the peer group that we use in our stock performance graph which consists of approximately 181 companies and includes all the publicly-held companies within the Standard Industrial Classification code 1311, Crude Petroleum and Natural Gas. We believe that the peer group we historically used for our compensation decisions, which consisted of only those oil and gas companies that are similar to us in operations, number of employees and results of operations, provides a more appropriate comparison for our compensation program.

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Historically, the Compensation Committee has also used nationally recognized compensation surveys to assess the broader market competitiveness of our executive compensation. This data was generally provided by TJR and is the product of both published and private survey sources representing compensation amounts for similar positions within our industry. The Compensation Committee used data from these surveys to provide additional data against which they compared the competitiveness of our executive compensation based against the broader market. Collectively, this competitive market data provided a frame of reference for the Compensation Committee in evaluating executive compensation, but is not the determinative factor for the compensation of our executive officers.
The Compensation Committee used the information TJR provided extensively in its determination of 2008 salaries and 2007 performance bonuses. However, during the fourth quarter of 2008 and all of 2009, severe disruptions in the credit markets and reductions in global economic activity had significant adverse impacts on stock markets and oil and gas-related commodity prices, which contributed to a significant decline in our stock price and indicated a potentially significant impact on our future liquidity. As a result of these events, the Compensation Committee made the decision to (1) disregard the TJR Survey Data in its determination of 2009 and 2010 salaries and 2008 and 2009 performance bonuses for our executive officers, (2) eliminate salary increases for 2009 and 2010 and maintain 2008 salary levels until the first quarter of 2009, when salary levels were reduced by 10% or 20%, and (3) eliminate or reduce 2008 and 2009 performance bonuses. If current market conditions worsen or remain the same, those conditions will remain the primary determinant of compensation decisions.
The Compensation Committee will continue periodically to evaluate our compensation program in light of both internal and external economic conditions. For the 2010 year, the Compensation Committee will continue to consult with Mr. Crowell as Chief Executive Officer, as well as the other remaining Named Executive Officers where applicable, regarding our executives’ individual performance.
Compensation Components
Our executive and key management compensation is comprised of three major components: (1) base salary, which is reviewed annually by the Compensation Committee; (2) two types of annual cash bonuses, one of which is guaranteed for certain Named Executive Officers, and one that is solely performance-based, awarded for individual performance and the performance of our company; and (3) long-term equity-based incentives, typically delivered through stock options and restricted stock grants awarded based on both individual and company success. Our executive officers are also be eligible for other elements of indirect compensation, including health and welfare benefits, retirement and savings plans and certain perquisites. These are provided on a non-discriminatory basis to all of our employees. The Compensation Committee considers each of these elements when evaluating the overall compensation program design.
     Base Salary
The Compensation Committee establishes base salaries that are competitive in the market place and sufficient to attract and retain individuals with the qualities it believes are necessary for our long-term financial success and that are competitive in the marketplace.
An executive officer’s base salary generally reflects the officer’s responsibilities, tenure, job performance and direct competition for the executive officer’s services. The Compensation Committee reviews the base salaries of each executive officer, including the Chief Executive Officer, on an annual basis. In addition to annual reviews, the Compensation Committee may at any time review the salary of an executive officer who has received a significant promotion, whose responsibilities have been increased (or decreased) significantly or who is the object of competitive pressure. Adjustments may be based on the results of the annual review of market salary data, increases in the cost of living, job performance of the executive officer over time and the expansion of duties and responsibilities, if any. No pre-determined weight or emphasis is placed on any one of these factors.
The following table provides the base salary for our Named Executive Officers in fiscal years 2007, 2008, 2009 and 2010, and the percentage increase (or decrease) in their base salary between each year presented. During the first quarter of 2009, we made the decision to reduce the annual base salary compensation of our salaried employees by approximately 10% or 20% in order to reduce our cost structure. The salaries in the table below reflect the decreases in salaries between full calendar years, and therefore reflect percentages that are less than the 10% or 20% decrease that

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the executive may have incurred. We decided not to reduce the level of health care benefits and 401K matching benefits. For the 2010 year, the Compensation Committee decided to replace the 20% pay reduction that was taken by certain salaried employees during the first quarter of 2009 with a 10% reduction and to maintain the 10% reduction in the annual base salaries that was taken by the remaining salaried employees that received a reduction in 2009.

						Percentage	Percentage
				Fiscal Year	Percentage	Decrease	Increase or
	Fiscal Year	Fiscal Year	Fiscal Year	2010	Increase From	From 2008 to	Decrease from
Officer	2007 Salary	2008 Salary	2009 Salary	Salary	2007 to 2008	2009	2009 to 2010
Mark A. Erickson (1)	$275,000	$291,500	$242,917	N/A	6.0%	(16.7)%	N/A
Charles B. Crowell (1)	N/A	N/A	N/A	$300,000	N/A	N/A	N/A
W. King Grant	275,000	291,500	267,208	262,350	6.0%	(8.3)%	(1.8)%
Michael K. Decker	275,000	291,500	242,917	233,200	6.0%	(16.7)%	(4.0)%
Charles H. Wilson	208,000	226,000	188,333	180,800	8.6%	(16.7)%	(4.0)%
Peggy A. Herald	147,000	156,000	143,000	140,400	6.1%	(8.3)%	(1.8)%

(1)	Effective January 27, 2010, our former Chief Executive Officer and President, Mark Erickson, resigned. Amounts he received upon his resignation are further described in the section entitled “— Potential Payments Upon Termination or Change in Control” below. He was replaced by Charles Crowell as Chief Executive Officer and W. King Grant as President. Amounts shown in the table above for Mr. Crowell and Grant in the 2010 columns reflect the amounts they will receive under their new positions following January 27, 2010. Mr. Crowell will be compensated at a rate of $25,000 per month during his tenure as the Chief Executive Officer, thus the $300,000 figure above simply represents the annualized amount of this payment.
     Annual Cash Bonus Awards
Guaranteed Bonuses. Pursuant to their employment agreements with us, Messrs. Erickson, Grant and Decker were or are entitled to receive an annual bonus equal to 0.875%, 0.50% and 0.75%, respectively, of our cash flow from wells drilled by us or on our behalf. These amounts for Messrs. Grant and Decker are included in the “Bonus” column of the Summary Compensation Table. Mr. Erickson was not entitled to receive his annual bonus for the 2009 year due to his resignation on January 27, 2010. Mr. Crowell will be entitled to receive the same bonus to which Mr. Erickson would have been entitled to receive for 2010, although such an amount shall be pro-rated for the actual number of months Mr. Crowell serves in the position as our Chief Executive Officer. The remaining Named Executive Officers do not receive guaranteed bonuses.
Annual Incentive Compensation. Annual cash bonus awards, in addition to the guaranteed bonuses pursuant to the employment agreements described above, are intended to compensate, and thus provide incentives to, individuals for exceptional effort and job performance, thereby facilitating our continued growth and success by providing rewards that are commensurate with individual achievement. Annual cash bonus awards, when given, typically amount to between 10% and 50% of each individual’s annual base salary. The awards amounts are representative of the approximate range of average annual bonuses awarded by our Peer Group, but we do not target our discretionary bonuses to any certain percentile of our Peer Group. The discretionary bonuses may be paid in stock or cash and are primarily meant to reward the individual for both the individual’s and our company’s previous year’s performance and successes, as appropriate. These decisions are typically made during the fourth quarter of the year and are typically paid during March of the following year. Cash bonus awards are favored over stock awards by the Compensation Committee in situations where it believes that an executive is worthy of an incentive-based award and when it believes that the base salary of such executive is not at the level of competitiveness that the Compensation Committee feels appropriate for any given year. The Compensation Committee considers the achievements of our company, and the employee’s relationship thereto, in order to determine the level of the cash bonus, if any, to be awarded. The Compensation Committee focuses on our earnings, the return on stockholders’ equity, the growth in proved oil and gas reserves and the successful completion of specific projects to determine the level of bonus awards, if any.
In light of the market conditions as described above, Messrs. Erickson, Decker and Wilson and Ms. Herald were not awarded annual cash bonuses for 2009. Mr. Decker’s 2009 bonus disclosed in the “Bonus” column of the Summary Compensation Table represents the guaranteed bonus described above. The annual cash bonus awarded to Mr. Grant

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during 2009 is comprised of $81,293 representing his guaranteed bonus and $43,707 representing an annual incentive bonus. Mr. Grant’s incentive bonus was predominantly determined by qualitative factors and was awarded in recognition of his success in achieving critical milestones relating to our restructuring efforts. The most critical factors considered for Mr. Grant were management, oversight, negotiation and execution of the sale of our midstream assets and management, oversight, and marshaling of our credit facility.
In March 2010, the Compensation Committee awarded a bonus equal to 5% of each salaried employee’s annual base salary compensation as it existed prior to the 10% or 20% reduction in pay during the first quarter of 2009. The bonuses were intended to make up one half of the difference in the salary decreases. Messrs. Decker and Grant were not awarded these bonuses due to their receipt of the bonuses described above. No decisions have been made regarding the issuance of further discretionary bonuses for the 2010 year, although the Compensation Committee has the authority to issue such bonuses as they deem appropriate for the circumstances and the individual.
     Long-Term Equity Based Incentives
Stock option and restricted stock awards are utilized to align the executives’ interests with those of the stockholders by giving each individual direct ownership in our company. We also believe that these awards serve as an incentive to remain with us, as unvested stock grants and options are forfeited if the executive leaves. The Compensation Committee focuses on our earnings, return on stockholders’ equity, growth in proved oil and gas reserves and the successful completion of specific projects to determine the level of stock option and restricted awards to grant on an annual basis, if any. The Compensation Committee awards restricted stock in order to provide a form of tangible compensation which is also tied to our performance and provides an incentive to remain an employee. Stock options are awarded with respect to our Common Stock out of the San Joaquin Resources Inc. 1999 Stock Option Plan (the “Stock Option Plan”). San Joaquin Resources Inc. is a wholly owned subsidiary of Gasco. Stock option awards are provided to our employees as a way to ensure that our employees have a vested interest in our performance and incentive to remain an employee over the long term. Decisions to grant stock options are normally made when industry conditions cause concern that personnel may be lost. Periodic long-term equity based incentives are awarded by the Compensation Committee to the executive officers.
Prior to his resignation in 2010, Mr. Erickson held the right to receive 25% of all option grants made by us each calendar year during the term of his employment agreement; Messrs. Grant and Decker hold the right to receive 10% of all option grants under their respective employment agreements during the term of their agreements. Each of the three executives waived this right with respect to the 2007, 2008 and 2009 years in order to prevent dilution to our stockholders. The stock options granted to these Named Executive Officers during such years in which they waived their rights to a guaranteed amount were instead granted at the sole discretion of the Compensation Committee, taking into consideration the same factors noted below for all other equity compensation grants. However, no other Named Executive Officer is party to any agreement that guarantees a certain number or amount of equity compensation awards.
For the 2009 year, each of the Named Executive Officers received an award of stock options. This option grant was made entirely at the discretion of the Compensation Committee and was made to executive officers only; as Mr. Wilson was not an executive officer at the time these options were issued he was not granted options. The amount of the grants was determined after considering the aggregate number of options available for granting, past grants and numbers required to make such grants economically meaningful in light of the stock prices. Each of the stock options were granted with a two year vesting schedule in order to further our goal of providing the executives with a long-term incentive to both remain in our service and to see the value of our stock increase. In both the making of grants and determination of the amounts, the Compensation Committee takes into account the compensation of the individual grantees for the year in which the grant occurs as well as in past years. In determining the timing of the awards, the Compensation Committee takes into account a number of factors, including the competitive pressure we may feel at any given time to retain or to hire certain individuals.
     Other Benefits
In addition to base salaries, annual cash bonus awards and long-term equity-based incentives, we provide the following other forms of compensation:

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•	401(k) Profit Sharing Plan. We have a defined contribution profit sharing/401(k) plan designed to assist our eligible officers and employees in providing for their retirement. We match employee contributions to the plan, in cash, at the rate of up to 5% of an employee’s wages or salary. Our matching contribution vests immediately upon receipt.
•	Health and Welfare Benefits. Our executive officers are eligible to participate in medical, dental, and vision insurance, disability insurance, life insurance, and flexible healthcare and dependant care spending accounts to meet their health and welfare needs. These benefits are provided to ensure that we are able to remain competitive in attracting and retaining officers and other employees. This is a fixed component of compensation and the benefits are provided on a non-discriminatory basis to all employees.
•	Perquisites and Other Personal Benefits. We believe that the total mix of compensation and benefits provided to our executive officers is competitive and for that reason, we provide only limited other personal benefits. In the fiscal year 2009, such benefits included an employer contribution to the 401(k) plan of each Named Executive Officer and the payment of payroll taxes on behalf of each individual related to the vesting of restricted stock grants awarded in prior years. See footnote 4 to the Summary Compensation Table below.
Employment Agreements, Severance Benefits, Change in Control Provisions and Consulting Agreements
We maintain employment and other compensatory agreements with certain of our corporate officers to ensure they will perform their roles for an extended period of time. Certain provisions contained in these agreements, such as change in control payments, are essential to retaining our talent and protecting our stockholders. We believe that it is appropriate to compensate individuals to refrain from working with competitors following termination, and that compensation enhances the enforceability of such agreements. These agreements and our severance benefits are described in more detail below. Please read “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements” as well as “— Potential Payments Upon Termination or Change in Control.” These agreements provide for severance compensation to be paid if the officer’s employment is terminated under certain conditions, such as following a corporate change, involuntary termination, termination by us for “cause,” death or disability, each as defined in the applicable executive’s agreement.
The employment and other compensatory agreements between us and certain of our Named Executive Officers and the related severance provisions are designed to provide incentive to those officers to remain in our employ. Our agreements with such Named Executive Officers provide different types of compensation for termination with cause, termination without cause and for situations involving a change of control of the company. By providing minimal or no benefits in the case of voluntary resignation or termination with cause, such Named Executive Officers are motivated to remain in our employ and perform their duties as required. Our Named Executive Officers are also given security and are encouraged to remain with us through the provision of extra compensation and benefits in the event of termination without cause or in connection with a change in control.
In the event that an executive’s employment with us is terminated, we may enter into a consulting agreement with that executive to ensure that any transition period is handled as smoothly as possible. Following Mr. Erickson’s resignation in January 2010, we entered into that certain Consulting Agreement and Release of Claims agreement with him that governs his severance payments, his duties to us as a consultant over the nine month period following his resignation, and his release of us of all claims relating to his employment with us. For further details and amounts related to this agreement, please see the section titled “— Potential Payments Upon Termination or Change in Control” below.
Other Matters
     Stock Ownership Guidelines and Hedging Prohibition
Our Insider Trading Policy prohibits our executive officers from entering into certain types of derivative transactions related to our Common Stock.

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     Tax Treatment of Executive Compensation Decisions
In conducting our executive compensation programs, the Compensation Committee considers the effect of Section 162(m) of the Internal Revenue Code, which denies publicly-held companies a tax deduction for annual compensation in excess of $1 million paid to their chief executive officer or any of their three other most highly compensated corporate officers, other than the chief financial officer, who are employed on the last day of a given year, unless their compensation is based on performance criteria established by a committee of outside directors and approved, as to their material terms, by their stockholders. We have in the past, and may from time to time in the future, pay compensation that is not deductible to our executive officers.
     Accounting Treatment of Executive Compensation Decisions
We account for stock-based awards based on their grant date fair value, as determined under Accounting Standards Codification Topic 718 (“ASC 718”). Compensation expense for these awards, to the extent such awards are expected to vest, is recognized on a straight-line basis over the requisite service period of the award or to an employee’s eligible retirement date (whichever is earlier). If the award is subject to a performance condition, however, the cost will vary based on our estimate of the number of shares that will ultimately vest over the requisite service or other period over which the performance condition is expected to be achieved. In connection with its approval of stock-based awards, the Compensation Committee is cognizant of and sensitive to the impact of such awards on stockholder dilution. The Compensation Committee also endeavors to avoid stock-based awards made subject to a market condition, which may result in an expense that must be marked to market on a quarterly basis. The accounting treatment for stock-based awards does not otherwise impact the Compensation Committee’s compensation decisions.

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Executive Compensation
     Summary Compensation
The following table sets forth the compensation paid to our Named Executive Officers for services rendered in all capacities during the years ended December 31, 2009, 2008 and 2007.
Summary Compensation Table for the Year Ended December 31, 2009

				Stock	Option	All Other
Name & Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Total
		($)	($)(2)	($)(3)	($)(3)	($)(4)	($)
Mark A. Erickson (1)	2009	242,917	—	—	65,245	12,272	320,434
President	2008	291,500	230,203	—	218,375	11,514	751,592
Chief Executive Officer	2007	275,000	149,146	—	—	9,073	433,219

W. King Grant (1)	2009	267,208	125,000	—	65,245	12,272	469,725
Executive Vice President and	2008	291,500	131,545	—	283,875	11,514	718,434
Chief Financial Officer	2007	275,000	110,941	—	—	9,073	395,014

Michael K. Decker	2009	242,917	121,940	—	65,245	12,272	442,374
Executive Vice President and	2008	291,500	197,317	—	283,875	11,514	784,206
Chief Operations Officer	2007	275,000	136,411	—	—	9,073	420,484

Peggy A. Herald	2009	143,000	—	—	32,622	7,262	182,884
Vice President and	2008	156,000	35,000	5,979	88,300	9,514	288,814
Chief Accounting Officer	2007	147,000	42,500	19,000	103,468	7,580	319,548

Charles H. Wilson	2009	188,333	—	—	—	3,133	191,466
Manager, Engineering	2008	226,000	50,000	82,209	76,350	11,514	446,073
and Operations	2007	208,000	105,000	19,000	103,468	58	435,526

(1)	Effective January 27, 2010, Mark Erickson resigned from all of his positions with Gasco (including its subsidiaries) and King Grant was promoted to President.

(2)	The bonus awards during the year ended December 31, 2009 for Messrs. Grant and Decker represent guaranteed bonuses per their individual employment agreements. Mr. Grant’s total bonus also includes an incentive bonus of $43,707.

(3)	Restricted stock awards and stock option awards vest at varying schedules within two to five years of the grant date. The value of the restricted stock and stock option awards represents the grant date fair value that was computed in accordance with ASC 718. A discussion of the valuation assumptions used for purposes of the ASC 718 calculation is included under Note 6 of the Notes to Consolidated Financial Statements included in our Form 10-K filed with the SEC on March 3, 2010 for the year ending December 31, 2009.

(4)	Amount represents the employer contribution to the 401(k) plan of each Named Executive Officer. Additionally, the 2009, 2008 and 2007 amounts include payroll taxes of $22, $14 and $73 for Mr. Erickson; $22, $14 and $73 for Mr. Grant; $22, $14 and $73 for Mr. Decker; $112, $14 and $73 for Ms. Herald and $$97, $14 and $58 for Mr. Wilson, respectively.
     Grants of Plan Based Awards
The following table sets forth information concerning each grant of an award made during the year ended December 31, 2009 to our Named Executive Officers under any plan, including awards that have been transferred.
GRANTS OF PLAN BASED AWARDS

			All Option Awards:
		All Stock Awards:	Number of	Exercise or Base	Grant Date Fair
	Grant	Number of Shares of	Securities	Price of Option	Value of Stock and
Name	Date	Stock or Units	Underlying Options	Awards	Option Awards
		(#)	(#)	($/Sh)(1)	($)(2)
Mark A. Erickson	9/17/09	—	200,000	0.52	65,245
W. King Grant	9/17/09	—	200,000	0.52	65,245
Michael K. Decker	9/17/09	—	200,000	0.52	65,245
Peggy A. Herald	9/17/09	—	100,000	0.52	32,622
Charles H. Wilson (3)	—	—	—	—	—

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(1)	The exercise price of each stock option equals the closing price of one share of our Common Stock on the grant date of September 17, 2009.

(2)	The stock options were valued using the ASC 718 value of the option on the grant date. Under ASC 718, the grant date fair value of each stock option award is calculated on the date of grant using the Black-Scholes option valuation model. The Black-Scholes model was used with the following assumptions: volatility rates of between 75% and 80%; risk-free interest rates of between 2.2% and 2.8% based on a U.S. Treasury rate of five to six years; and a five to six-year option life. The options vest 16 2/3% each four months within two years.

(3)	Mr. Wilson was not granted any award during the fiscal year ended December 31, 2009.
     Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The following is a discussion of material factors necessary to an understanding of the information disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards Table for the fiscal year ended December 31, 2009.
     Employment Agreements
Mark A. Erickson. We entered into an employment agreement with Mr. Erickson effective January 2, 2003, which was to expire on January 31, 2010. Mr. Erickson resigned his position as Chief Operating Officer and President of Gasco effective January 27, 2010 and terminated his employment agreement on the same date. Mr. Erickson’s prior employment agreement entitled him to an annual salary of $120,000, subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.875% of our cash flow from wells drilled by or on our behalf. The Board of Directors approved an increase in Mr. Erickson’s annual salary to $291,500 effective January 1, 2008. Effective March 1, 2009, Mr. Erickson’s annual compensation was reduced by 20% to $233,200. Mr. Erickson’s employment agreement provided for the issuance of 187,500 shares of Common Stock from a restricted stock plan in exchange for the surrender by Mr. Erickson of vested options to purchase 250,000 shares of Common Stock at $3.00 per share and 875,000 shares of Common Stock at $2.00 per share. Mr. Erickson also had the right to receive 25% of all option grants made by us each calendar year during the term of the agreement. Mr. Erickson waived this right with respect to all option grants during 2009, 2008 and 2007 in order to reduce dilution to our stockholders and improve our access to the capital markets. Mr. Erickson’s employment agreement was amended on January 1, 2009 and on January 22, 2009 to among other things, (i) provide for the forfeit of any right to the annual incentive bonus compensation due to Mr. Erickson if he did not remain employed by us through receipt of the signed audit letter relating to such year and (ii) provide for a cash payment to Mr. Erickson in an amount equal to twice the amount paid to him as annual bonus compensation for the previous fiscal year upon termination of his employment without cause or in connection with a change in control.
W. King Grant III. We entered into an employment agreement with Mr. Grant effective January 2, 2003, that would have expired on January 31, 2010 had we or Mr. Grant determined not to renew the contract. On January 31st of each calendar year, however, the agreement automatically extends for a one year period absent notice from either party to the contrary. The agreement is automatically extended each year for an additional one year-term from the next anniversary date unless we notify Mr. Grant in writing at least 120 days prior to the next anniversary date that we will not be renewing the agreement on the next anniversary date. Mr. Grant served as our Chief Financial Officer and Executive Vice President through January 27, 2010, at which time he was promoted to President upon the resignation of Mr. Erickson. Mr. Grant’s employment agreement and compensation was not modified or amended upon his change in positions in the 2010 year, thus the description of his employment agreement will now apply to his position as President rather than Chief Financial Officer and Executive Vice President. Mr. Grant’s employment agreement entitles him to an annual salary of $175,000, subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.5% of our cash flow from wells drilled by or on our behalf. The Board of Directors approved an increase in Mr. Grant’s annual salary to $291,500 effective January 1, 2008. Effective March 1, 2009, Mr. Grant’s annual salary was reduced by 10% to $262,350 until further notice. His employment agreement also provided for the award to Mr. Grant of options to purchase 200,000 shares of Common Stock at $1.00 per share. The options vested 16 2/3% at the end of each four month period after the issuance date, February 14, 2003, until they became fully vested on February 14, 2005. Mr. Grant is also entitled to receive 10% of all option grants made by us each calendar year during the term of the agreement. Mr. Grant waived this right

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with respect to all option grants during 2009, 2008 and 2007 in order to reduce dilution to our stockholders and improve our access to the capital markets. In addition, the employment agreement provides that each year we and Mr. Grant shall mutually agree on a performance-based bonus for Mr. Grant. The employment agreement also contains non-compete provisions in the event of Mr. Grant’s termination of employment. Mr. Grant’s employment agreement was amended on January 1, 2009 and on January 22, 2009, to among other things (i) provide for the forfeit of any right to the annual incentive bonus compensation due to Mr. Grant if he does not remain employed by the us through receipt of the signed audit letter relating to such year and (ii) provide for a cash payment to Mr. Grant in an amount equal to twice the amount paid to him as annual bonus compensation for the previous fiscal year upon termination of his employment without cause or in connection with a change in control.
Michael K. Decker. We entered into an employment agreement with Mr. Decker effective July 1, 2003, that would have expired on January 31, 2010 had we or Mr. Decker determined not to renew the contract. On January 31st of each calendar year, however, the agreement automatically extends for a one year period absent notice from either party to the contrary. The agreement is automatically extended each year for an additional one year-term from the next anniversary date unless the we notify Mr. Decker in writing at least 120 days prior to the next anniversary date that we will not be renewing the agreement on the next anniversary date. Mr. Decker serves as our Chief Operating Officer and Executive Vice President. His employment agreement entitles him to an annual salary of $175,000 subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.75% of our cash flow from wells drilled by or on our behalf. The Board of Directors approved an increase in Mr. Decker’s annual salary to $291,500 effective January 1, 2008. Effective March 1, 2009, Mr. Decker’s annual salary was reduced by 20% to $233,200 until further notice. The employment agreement also provided for the award of options to purchase 350,000 shares of Common Stock at $1.00 per share. The options vested 16 2/3% at the end of each four month period after the issuance date, February 14, 2003, until they became fully vested on February 14, 2005. Mr. Decker is also entitled to receive 10% of all option grants made by us each calendar year during the term of the agreement. Mr. Decker waived this right with respect to all option grants during 2009, 2008 and 2006 in order to reduce dilution to our stockholders and improve our access to the capital markets. In addition, the employment agreement provides that each year we and Mr. Decker shall mutually agree on a performance-based bonus for Mr. Decker. The employment agreement also contains non-compete provisions in the event of Mr. Decker’s termination of employment. Mr. Decker’s employment agreement was amended on January 1, 2009 and January 22, 2009 to among other things, (i) provide for the forfeit of any right to the annual incentive bonus compensation due to Mr. Decker if he does not remain employed by us through receipt of the signed audit letter relating to such year and (ii) provide for a cash payment to Mr. Decker in an amount equal to twice the amount paid to him as annual bonus compensation for the previous fiscal year upon termination of his employment without cause or in connection with a change in control.
     Components of Total Compensation
The following table sets forth the allocation of our Named Executive Officer’s total compensation among fixed, short-term variable and long-term variable compensation for the fiscal year ended December 31, 2009.

			Long-Term Variable	Salary and Bonus
	Fixed	Short-Term Variable	(Equity-Based	Percentage of Total
Named Executive Officer	(Base Salary) (1)	(Annual Incentives) (2)	Incentives) (3)	Compensation (4)
Mark A. Erickson	76%	4%	20%	76%
W. King Grant	57%	29%	14%	83%
Michael K. Decker	55%	30%	15%	82%
Peggy A. Herald	78%	4%	18%	78%
Charles H. Wilson	98%	2%	—	98%

(1)	Represents the salary column in the above “Summary Compensation Table.”

(2)	Represents the bonus and all other compensation columns in the above “Summary Compensation Table.”

(3)	Represents the stock and option award columns in the above “Summary Compensation Table.”

(4)	Represents the salary and bonus columns in the above “Summary Compensation Table.”

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     Equity Compensation Awards
The stock options granted to each of our Named Executive Officers who received stock options on September 17, 2009 have an expiration term of two years from the date of grant. The vesting schedule for the options is 16 2/3% at the end of each four-month period after the issuance date. In the event that the executive’s employment with us is terminated prior to the exercise of the vested option, the option will terminate within ninety days of termination for any reason except for death or termination for cause, within twelve months if the termination is due to death or disability and immediately if the termination is for cause. Any stock options that remain unvested at the time of a termination of employment shall be forfeited.
     Outstanding Equity Awards at Fiscal 2009 Year-end
The following table shows unexercised stock options and stock that has not vested as of December 31, 2009 for each Named Executive Officer.
Outstanding Equity Awards as of December 31, 2009

	Option Awards					Stock Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying			Number of	Market Value of
	Unexercised	Unexercised	Option	Option	Shares or Units	Shares or Units
	Options (#)	Options (#)	Exercise	Expiration	of Stock That	of Stock That
Name	Exercisable	Unexercisable	Price	Date	Have Not Vested	Have Not Vested
		(1)	($)		(#)(2)	($)(3)
Mark A. Erickson (4)	1,000,000	—	1.00	1/2/11	—	—
	25,000	—	2.00	12/31/11
	99,999	100,001	1.80	9/18/13
	31,250	—	1.00	12/15/13
	100,000	—	1.92	7/27/14
	—	200,000	0.52	9/17/14
	160,000	—	3.39	6/9/15

W. King Grant	137,000	—	2.00	12/31/11	—	—
	200,000	—	1.00	2/10/13
	99,999	100,001	1.80	9/18/13
	31,250	—	1.00	12/15/13
	100,000	—	1.92	7/27/14
	—	200,000	0.52	9/17/14
	160,000	—	3.39	6/9/15
	41,665	8,335	1.99	1/23/18

Michael K. Decker	57,000	—	2.00	12/31/11	—	—
	175,000	—	1.00	2/10/13
	99,999	100,001	1.80	9/18/13
	31,250	—	1.00	12/15/13
	50,000	—	1.92	7/27/14
	—	200,000	0.52	9/17/14
	80,000	—	3.39	6/9/15
	37,499	8,335	1.99	1/23/18

Peggy A. Herald	100,000	—	1.73	1/2/12	6,000	3,180
	50,000	—	1.00	2/10/13
	37,500	37,500	1.80	9/18/13
	12,500	—	1.00	12/15/13
	14,000	21,000	0.50	12/18/13
	40,000	—	1.92	7/27/14
	—	100,000	0.52	9/17/14
	125,000	—	3.39	6/9/15
	30,160	45,240	1.90	9/26/17

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	Option Awards					Stock Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying			Number of	Market Value of
	Unexercised	Unexercised	Option	Option	Shares or Units	Shares or Units
	Options (#)	Options (#)	Exercise	Expiration	of Stock That	of Stock That
Name	Exercisable	Unexercisable	Price	Date	Have Not Vested	Have Not Vested
		(1)	($)		(#)(2)	($)(3)
Charles H. Wilson	43,332	21,668	1.80	9/18/13	46,000	24,380
	10,000	—	1.00	12/12/13
	18,000	12,000	0.50	12/18/13
	100,000	120,000	3.10	10/16/16
	30,160	45,240	1.90	9/26/17

(1)	The unexercisable stock options with a strike price of $1.80 (259,170 aggregate shares) vest 16 2/3% at the end of each four-month period after the issuance date of September 18, 2008. The unexercisable stock options with a strike price of $1.99 (16,670 aggregate shares) vest 16 2/3% at the end of each four-month period after the issuance date of January 23, 2008. The unexercisable stock options with a strike price of $1.90 (90,480 aggregate shares) vest 20% on each anniversary date of September 26, 2007 for the following five years. The unexercisable stock options with a strike price of $3.10 (120,000 aggregate shares) vest 20% at the end of each year and 40% at the end of the final year during the four years after the issuance date of October 16, 2006. The unexercisable stock options with a strike price of $0.50 (33,000 aggregate shares) vest 40% on the first anniversary and 60% on the second anniversary of the grant date of December 18, 2008. The unexercisable stock options with a strike price of $0.52 (500,000 aggregate shares) vest 16 2/3% at the end of each four-month period after the issuance date of September 17, 2009.

(2)	The unvested shares of restricted stock vest as follows: Ms. Herald’s shares vest in increments of 2,000 shares on each anniversary of the grant date of September 26, 2007 for the next three years; 40,000 of Mr. Wilson’s shares vest on October 16, 2010, and the remaining 6,000 shares will vest in 2,000 share increments on each anniversary of the grant date of September 26, 2007 for the next three years.

(3)	The market value of shares in this column was calculated by multiplying the closing market price of our Common Stock on December 31, 2009 ($0.53) by the number of shares for each executive then outstanding.

(4)	Mr. Erickson resigned as President and Chief Executive Officer from Gasco effective January 27, 2010. In connection with his resignation, all of his unvested stock options vested immediately.
     Option Exercises and Stock Vested
The following table sets forth certain information regarding the vesting of stock awards during 2009 on an aggregated basis for each of our Named Executive Officers. There were no exercises of stock options during 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($)(1)
Mark A. Erickson	600	294
W. King Grant	600	294
Michael K. Decker	600	294
Peggy A. Herald	2,600	1,274
Charles H. Wilson	22,600	12,847

(1)	The value of the restricted stock awards upon vesting was determined by multiplying the number of shares of Common Stock by the market price of the shares on the vesting date.
Potential Payments Under Termination or Change in Control
The Agreements discussed in the following section were amended during 2008 to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
We have entered into employment agreements (collectively, the “Agreements”) with Messrs. Erickson, Grant, and Decker (the “Service Providers”), which contain provisions regarding payments to be made to such individuals upon termination of their employment, either alone or in connection with a change of control. The general provisions of these Agreements are described in greater detail above in “— Employment Agreements.” The following discussion focuses on the terms and provisions that affect the Service Providers’ potential severance or change in control payments. Mr. Erickson resigned as President and Chief Executive Officer from Gasco effective January 27, 2010. The following discussion describes the terms of his employment agreement as it existed on December 31, 2009 while he was still serving in his position as President and Chief Executive Officer, but as his professional relationship with us is currently governed by that certain Consulting Agreement, the terms of the severance he received upon his resignation and pursuant to his new Consulting Agreement will follow the discussion of his now terminated employment agreement.

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For purposes of the Agreements, “cause” shall exist for termination of a Service Provider if he (i) pleads or is found guilty of a felony involving an act of dishonesty or moral turpitude; (ii) has engaged in gross misconduct that is materially and demonstratively injurious to us; (iii) has made any material misrepresentation or omission to us regarding affiliates of the Service Provider; (iv) has committed an unexcused material breach of his employment duties; (v) has been guilty of habitual neglect of his duties; (vi) has usurped a corporate opportunity, is guilty of fraudulent embezzlement of our property or funds, or committed any act of fraud or intentional misrepresentation, moral turpitude, dishonesty or other misconduct that would constitute a felony; or (vii) has committed a material, unexcused breach of the Agreement. We will give the Service Providers written notice of any conduct we have determined would result in a for cause termination.
For purposes of the Agreements, a “change of control” shall be deemed to have occurred: (i) upon either of (A) any consolidation or merger of us with another corporation where less than 50% of the outstanding voting securities of the resulting corporation are owned by our stockholders immediately prior to such consolidation or merger, or (B) any sale, lease, exchange or other transfer (whether in one transaction or a series of related transactions) of all, or substantially all, of our assets; (ii) our stockholders’ approval of our complete liquidation or dissolution; (iii) any person becoming the beneficial owner of 50% or more of our outstanding Common Stock, without the prior approval of our Board of Directors; (iv) during any consecutive two-year period, individuals who at the beginning of the period constituted our entire Board of Directors cease to constitute a majority of our Board of Directors unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (v) a change of control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act shall have occurred; or (vi) any consolidation or merger of us with another corporation that results in the Service Provider not being retained by the Board of Directors in his current position.
Service Providers will have incurred a “disability” under the Agreements if, as a result of the Service Provider’s incapacity due to physical or mental illness, the Service Provider shall have been absent from his duties on a full-time basis for three consecutive months and has not returned to the full-time performance of his duties within 30 days following a written notice of termination.
Pursuant to the Agreements, in the event one of the Service Providers is terminated due to death or disability, by mutual agreement of the parties, after 90 days’ notice by the Service Provider, or due to the expiration of the term of the Agreement, the Service Provider will receive any salary, bonus compensation, and vacation accrued but unpaid through the date of termination (the “Accrued Obligations”), payable in a lump sum on the date of termination. The Service Provider will also be entitled to exercise any vested options granted under our stock option plan for a period of one year following the date of such termination.
The Agreements provide that if a Service Provider is terminated without “cause” by us or if he terminates his employment, at his option, because (i) we significantly diminish his responsibilities, authority or duties, or (ii) we act or fail to act in a way that constitutes a material breach of the Agreement (clause (i) and (ii) of this paragraph referred to as “good reason” termination events), the Service Provider will receive the following compensation: (A) Accrued Obligations, plus (B) an amount equal to the greater of (1) his base salary for one year, or (2) the sum of (i) his base salary for the remaining term of the Agreement and (ii) an amount equal to the greater of (x) $250,000 ($500,000 in the case of Mr. Erickson), or (y) the amount specified in the “Recommended Change of Control Values Chart.” The Service Provider shall also receive a cash payment equal to the amount of his annual bonus for the last fiscal year for which he received an annual bonus. Such amounts will be paid in a lump sum cash payment within the sixty day period following the Service Provider’s termination of employment. In addition, any unvested stock options held by the Service Provider will immediately vest and the Service Provider will be entitled to exercise all vested options granted under our stock option plan for a period of one year following the date of termination. Prior to the Service Provider terminating his employment for a good reason event, however, the Service Provider must provide notice to us of the existence of the good reason event within the thirty day period following the initial existence of the event, after which we will have a thirty day period to cure the event.
In the event a Service Provider is terminated as a result of a “change of control,” (meaning that such a termination must occur prior to the end of the calendar year in which the change of control occurs), he will receive (i) Accrued Obligations, and (ii)(A) if the change of control has not been recommended by our Board of Directors to our stockholders, an amount equal to the greater of (I) $750,000 ($1,500,000 in the case of Mr. Erickson) or (II) the amount specified in the “Recommended Change of Control Values Chart” below, or (B) if the change of control has

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been recommended by our Board of Directors to our stockholders, the Service Provider shall receive an amount based on the cash equivalent consideration paid to a holder of one share of our Common Stock as set forth in the “Recommended Change of Control Values Chart:”
Recommended Change of Control Values Chart

	Value of consideration for each
Level	Common Share	Messrs. Decker and Grant	Mr. Erickson
I	$1.00 - $1.49	$250,000	$500,000
II	$1.50 - $.199	$500,000	$1,000,000
III	$2.00 - $2.49	$1,000,000	$2,000,000
IV	$2.50 - $2.99	$1,250,000	$2,500,000
V	$3.00 - $3.49	$1,500,000	$3,000,000
VI	>$3.50	$1,750,000	$3,500,000
For purposes of calculating hypothetical terminations as of December 31, 2009, we have assumed that our closing stock price of $0.53 on that date would control any calculations that involve the chart above, thus the Service Providers would not have been eligible to receive payments based off of the Recommended Change of Control Values Chart for the 2009 year, as the necessary stock price to receive a Level 1 payment is $1.00 per share.
In addition, in the event a Service Provider is terminated in connection with a change of control, whether recommended by the Board of Directors or not, any unvested stock options held by the Service Provider will immediately vest and the Service Provider will be entitled to exercise all vested options granted under our Stock Option Plan for a period of one year following the date of termination. The Service Provider shall also receive a cash payment equal to the amount of his annual bonus for the last fiscal year for which he received an annual bonus. All payments to the Service Providers in connection with a termination following a change in control will be paid no later than the fifteenth day of the third month following the calendar year in which the change in control occurred.
Despite any timing noted above for payments to the Service Providers pursuant to the Agreements, in the event that any payments under the Agreements could be considered “deferred compensation” pursuant to Section 409A of the Code, the portion of the amount that would be subject to this Code section will be delayed for a period of six months following the Service Provider’s termination of employment.
The Agreements contain confidentiality and non-solicitation provisions. In the event of a breach of any of these covenants, we could terminate the Service Provider for cause (provided the breach was material). In addition, we would be entitled to, in addition to all other remedies at law and in equity, specific performance and may require the Service Provider to account for any profits or other benefits received in violation thereof. The Agreements do not prohibit the waiver of a breach of these covenants.
In addition to the Agreements, we entered into that certain Settlement Agreement with Mr. Erickson effective as of December 23, 2004. The Settlement Agreement governs the agreement between us and both Mr. Erickson and Mr. Bruner, a consultant for us, though the provisions applicable to Mr. Bruner are discussed separately in “Certain Relationships and Related Party Transactions.” Pursuant to the Settlement Agreement, Mr. Erickson transferred to us, for no consideration, his right, title, and interest in any working, royalty, overriding royalty, mineral or other interests located in the states of Utah and Wyoming that he received pursuant to a distribution agreement previously entered into between all of the parties. For Mr. Erickson, these interests ranged between 0.06% and 0.6% of our working interest in certain of our Utah and Wyoming properties. In connection with Mr. Erickson’s resignation from Gasco in January 2010, we agreed to convey these overriding royalty interests to Mr. Erickson. Prior to his resignation and assuming a termination of his Agreement or a change of control occurring on December 31, 2009, the present value of the future cash flows from the overriding royalty interests that Mr. Erickson would receive, discounted at 10%, would be $232,990, as disclosed in the table below.
The “change of control” definition in the Settlement Agreement is not identical to the term as used in the Agreements. For purposes of the Settlement Agreement, a change of control shall occur upon any of the following events: (i) any person, other than a person holding securities under one of our employee benefit plans, becomes the beneficial owner of our Common Stock representing 50% or more of our Common Stock’s voting power; (ii) a merger or consolidation, unless 51% of the combined voting power of our stock is still held by the same people

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following such merger or consolidation; (iii) a complete liquidation of Gasco; (iv) the sale or disposition of substantially all of Gasco’s assets.
While Peggy Herald and Charles Wilson do not have employment agreements with us, both of these individuals have been granted stock options under the Stock Option Plan. The Stock Option Plan provides that upon a sale of all or substantially all of the assets of the company, or a merger, consolidation or other reorganization of the company where the company is not the surviving corporation (a “corporate transaction”), acceleration of the vesting of all outstanding options under the Stock Option Plan will occur immediately before such corporate transaction. If we determine that the accelerated vesting of the stock options under this plan is not in the best interests of the company, then we may alternatively require the successor corporation to assume the outstanding stock options. However, for purposes of the table below, we have assumed that upon a corporate transaction, all of the previously unvested stock options granted under the Stock Option Plan for both Ms. Herald and Mr. Wilson shall receive accelerated vesting.
The following table presents the amounts payable to the Service Providers pursuant to the Agreements and the Settlement Agreement described above and our two other Named Executive Officers pursuant to the Stock Option Plan. Each of the amounts in the table assumes that the applicable triggering event occurred on December 31, 2009, and that all Accrued Obligations were paid current as of the termination date. Values based upon our Common Stock were calculated using the closing price as of December 31, 2009 of $0.53. All amounts are the cumulative payments that would be received under each termination scenario, and are our best estimate as to the compensation that each Service Provider would receive, although the exact amount of any individual payment would only be determinable upon an actual termination.
Potential Payments Under Termination or Change in Control Table

	Termination by
	Gasco Without	Change of	Change of	Payment under	Corporate
	Cause or by	Control	Control Not	the Settlement	Transaction
	Service Provider	Recommended	Recommended	Agreement for a	under the
	for Good Reason	by Board of	by Board of	Change in Control	Stock Option
Name	(2)	Directors (3)	Directors (4)	or Termination (5)	Plan (6)
Mark A. Erickson (7)	$752,446	N/A	$1,730,203	$232,990	N/A
W. King Grant	405,812	N/A	881,545	N/A	N/A
Michael K. Decker	469,560	N/A	947,317	N/A	N/A
Peggy A. Herald	N/A	N/A	N/A	N/A	1,630
Charles H. Wilson	N/A	N/A	N/A	N/A	360

(1)	Mr. Erickson resigned effective January 27, 2010, and due to the voluntary nature of his resignation he did not receive the payments described in the table above; please see the discussion below relating to his severance payments and current Consulting Agreement.

(2)	The severance payments following a termination without cause or for good reason are calculated based on the greater of certain amounts described in greater detail above. For purposes of a termination as of December 31, 2009, the formula of payments that resulted in the greatest amount under the Agreements for each of the Service Providers was equal to the amount of that executive’s annual base salary for the remaining period of the Agreement, plus the fixed cash payment ($500,000 or $250,000 as applicable). The amounts next reflect the bonus amounts paid to each executive for the 2008 year. Pursuant to the Agreements, the Service Providers are entitled to the accelerated vesting of 300,001 stock options for Mr. Erickson; 308,336 stock options for Mr. Grant and 308,336 stock options for Mr. Decker, but as of December 31, 2009, the closing price of our stock was $0.53, and the exercise prices for each of our Service Provider’s stock options were between $0.52 and $1.99 per share. The additional value in the table above for the acceleration of vesting for the stock options that are not “underwater” is $2,000 per individual.

(3)	Using the “Recommended Change of Control Values Chart” above, this column shows the amounts each Service Provider would receive by using the average stock price during the 30 trading days prior to December 31, 2009 of $0.48 per share. Since this price is below the lowest price in the “Recommended Change of Control Values Chart,” the Service Providers would not receive such payments.

(4)	The Agreements provide for the greater of either a fixed amount, or the amount as determined by the “Recommended Change of Control Values Chart” for each Service Provider in the event that the change of control is not recommended by the Board of Directors; the fixed amount in the Agreements was the greater of the two numbers, thus this column reflects the fixed amount. The cash payment provided to the Service Providers would also include an amount equal to the bonus amount paid to each executive for the 2008 year.

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(5)	This value was determined based on the reserve value of the royalty interests as of December 31, 2009, and the reserve report prepared for the valuation of these interests used oil and gas prices of $44.46 per barrel of oil and $2.85 per thousand cubic feet of natural gas. Certain payment triggers for the Settlement Agreement could potentially overlap with the triggering event for each of the “Non-Renewal by Gasco,” “Termination by Gasco Without Cause or by Service Provider for Approved Reasons,” “Change of Control Recommended by Board of Directors,” and the “Change of Control Not Recommended by Board of Directors” columns, where the Settlement Agreement amount would then be paid in addition to the amounts listed and payable pursuant to the Agreements.

(6)	Ms. Herald and Mr. Wilson held 203,740 and 198,908 unexercisable stock options under the Stock Option Plan as of December 31, 2009, respectively. Each stock option’s exercise price was between $0.50 and $3.10 per share. As the closing stock price on December 31, 2009 was $0.53 per share, only the stock options with an exercise price of $0.50 and $0.52 noted within the “Outstanding Equity Awards as of December 31, 2009” table above were included in the table above.
We entered into that certain Consulting Agreement and Release of Claims agreement with Mr. Erickson in connection with his resignation from his executive officer positions as well as his service as a director on January 27, 2010. The Consulting Agreement governs, among other things, Mr. Erickson’s obligation to provide us with consulting and transition services for a period of nine months following his separation date. As consideration for entering into the Consulting Agreement, we will provide Mr. Erickson with a monthly payment of $25,000 for the period of time between February and October, 2010. Mr. Erickson received a one-time lump sum payment of $600,000 on March 26, 2010, and will receive a one-time lump sum payment of $325,000 on March 1, 2011. All together these payments will equal $1,150,000. As noted above, Mr. Erickson also received his royalty interests described in the Settlement Agreement from 2004, but such conveyance must be paid in accordance with Section 409A of the Code, thus will not occur until a six month period following Mr. Erickson’s “separation from service” with us in accordance with the regulations promulgated pursuant to Section 409A of the Code.
The restrictive covenants regarding confidentiality and non-solicitation that exist within Mr. Erickson’s original employment agreement are not altered by the Consulting Agreement, and Mr. Erickson has also agreed to cooperate with and assist us in any defense of claims or litigation brought against us at our request.
The Consulting Agreement also governs Mr. Erickson’s release of claims against us, all affiliates, directors, officers, employees or our employee benefits plans, regarding his employment relationship with us. This release covers all claims and damages that could arise as a result of his employment relationship, his employment agreement and his resignation of employment with us.

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Director Compensation
The following table sets forth the compensation paid to our non-employee directors for services rendered during the year ended December 31, 2009. Directors who are our full-time employees receive no compensation for serving as directors.
Prior to June 1, 2009, each non-employee director received a monthly director’s fee of $3,000 plus an additional monthly fee of $1,000 for each committee on which the director served. Effective June 1, 2009, the director fees were reduced to a monthly director fee of $2,000 plus an additional monthly fee of $500 for members of the Audit and Compensation Committees and $1,000 for members of the Executive Committee. Directors were also entitled to receive additional compensation of $500 for each half day spent on our business in excess of five calendar days in a single month. In addition, each director was reimbursed for reasonable travel expenses incurred in connection with the director’s attendance at Board of Directors and committee meetings.
Non-Employee director Compensation for the Year Ended December 31, 2009

Name	Fees Earned or Paid in Cash	Option Awards	Total
	($)	($) (1)(2)(3)	($)
Marc Bruner (4)	49,500	40,778	90,278
Richard Burgess	37,500	40,778	78,278
Charles Crowell (5)	58,000	57,089	115,089
Richard Langdon	37,500	40,778	78,278
Carmen Lotito	46,000	40,778	78,278
John Schmit	49,500	48,934	98,434

(1)	The value of the stock option awards represents the stock option awards represents the grant date fair value that was computed in accordance with ASC 718. A discussion of the valuation assumptions used for purposes of the ASC 718 calculation is included under Note 6 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 filed on March 3, 2010.

(2)	The grant date fair value of each stock option awarded to our non-employee directors is $0.33 share for per the options granted on September 17, 2009.

(3)	There were no outstanding stock awards as of December 31, 2009. The following table shows the aggregate number of stock option awards outstanding for each director as of December 31, 2009.

Aggregate Number of Stock Option Awards Outstanding at
Name	December 31, 2009
Marc Bruner	1,275,000
Richard Burgess	418,750
Charles Crowell	681,250
Richard Langdon	468,750
Carmen Lotito	537,500
John Schmit	343,750

(4)	See “Certain Relationships and Related Party Transactions” above for a discussion of Mr. Bruner’s Strategic Consulting Agreement.

(5)	Due to his appointment as our Chief Executive Officer, following January 27, 2010, Mr. Crowell ceased receiving compensation for his services as a director, and will instead receive compensation for all of his services to us in the form of his Chief Executive Officer salary.
     Risk Assessment Related to Our Compensation Structure
We have reviewed our compensation policies and practices for all employees, including our executive officers, and determined that our compensation programs are not reasonably likely to cause behaviors that would have a material adverse effect on us. Moreover, we believe that several design features of our compensation programs and policies reduce the likelihood of excessive risk-taking:
•	Our compensation program provides a balanced mix of cash and equity, annual and long-term incentives, and performance metrics.

•	Compliance and ethical behaviors are integral factors considered in all performance assessments.

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•	We set proper ethical and moral expectations through our policies and procedures and provide various mechanisms for reporting issues.

•	We maintain an aggressive internal and external audit program, which enables us to verify that our compensation policies and practices are aligned with expectations.
We have determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.
Equity Compensation Plans
The table below provides information relating to our equity compensation plans as of December 31, 2009.

			Number of securities
	Number of securities to	Weighted average	remaining available for
	be issued upon exercise	exercise price of	future issuance
	of outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column)
Equity compensation plans approved by security holders
Stock option plan	9,495,672 (b)	1.85	1,275,918 (a)
Restricted stock plan	140,500 (c)	N/A	326,750
Equity compensation plans not approved by security holders	2,601,000	1.70	— (d)
Total	12,237,172	1.82 (e)	1,602,668

(a)	As of December 31 of each year, the number of shares of Common Stock issuable under our stock option plan automatically increases so that the number of shares of Common Stock issuable under the plan will be equal to 10% of the total number of shares of Common Stock outstanding on that date.

(b)	Shares issued under the stock option plan vest at varying schedule within one to five years of the grant date, provided in each case the holder remains employed by us.

(c)	The restricted shares vest at varying schedules within three to five years from the date of the award, provided the holder remains employed by us.

(d)	The equity compensation plan not approved by stockholders is comprised of individual Common Stock option agreements issued to our directors, consultants and employees as summarized below. The Common Stock options vest between zero and two years of the date of issue and expire during the period from 2011 through 2013. The exercise prices of these options range from $1.00 per share to $3.00 per share. Since these options were issued pursuant to individual compensation arrangements, there are no options available under any plan for future issuance. The material terms of these options are as follows:

Options Issued to:	Number of Options	Exercise Price	Vesting Dates	Expiration Dates
Employees	1,526,000	$1.00 – $3.00	2001 – 2003	2011 – 2013
Consultants	50,000	$1,80	2001	2011
Directors	1,025,000	$2.00	2001	2011
Total Issued	2,601,000

(e)	Weighted average exercise price of options to purchase a total of 12,096,672 shares of Common Stock.

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REPORT OF THE COMPENSATION COMMITTEE
During the last fiscal year, and this year in preparation for the filing of the 2009 annual report and our proxy statement with the SEC, the Compensation Committee:
•	reviewed and discussed the information included in the “Compensation Discussion and Analysis” above with management; and

•	based on the review and discussions, recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in, as necessary and appropriate, Gasco Energy, Inc.’s proxy statement and Gasco Energy, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.
The Compensation Committee,
JOHN A. SCHMIT
RICHARD J. BURGESS
RICHARD S. LANGDON
CARMEN J. LOTITO
REPORT OF THE AUDIT COMMITTEE
During 2009, the Audit Committee of the Board was composed of three non-employee directors who satisfy the requirements of the NYSE Amex listing standards and applicable rules and regulations of the Exchange Act as to independence. The Audit Committee operates under a written charter, which was approved by the Board in April 2001.
The Audit Committee’s primary duties and responsibilities are to provide independent, objective oversight of our accounting functions and internal controls. The Audit Committee annually reviews and recommends to the Board the selection of our independent auditors, subject to stockholder ratification.
Management is responsible for our internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has reviewed and discussed the audited financial statements with management and with the independent auditors. The Audit Committee has also discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.
The independent auditors also provided the Audit Committee with the written disclosures and letter required by the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent auditors their independence with respect to Gasco.
Based on the above discussions and review with management and the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, and any necessary amendment thereto, for filing with the SEC.
Audit Committee:
RICHARD S. LANGDON
CARMEN J. (TONY) LOTITO
JOHN A. SCHMIT
RICHARD J. BURGESS

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PERFORMANCE CHART
The following chart shows the changes in the value of $100, over the period from December 31, 2004 until December 31, 2009, invested in: (1) Gasco Energy, Inc.; (2) the AMEX Composite Index; and (3) a peer group consisting of all the publicly-held companies within SIC code 1311, Crude Petroleum and Natural Gas, which consists of approximately 181 companies. The year-end value of each investment is based on share price appreciation and assumes that $100 was invested on January 1, 2005 and that all dividends were reinvested. Calculations exclude trading commissions and taxes. The comparison of past performance in the graph is required by the Securities Exchange Commission and is not intended to forecast or be indicative of possible future performance of our Common Stock.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
Among Gasco Energy, Inc, The NYSE AMEX Composite Index
And SIC Code 1311 — Crude Petroleum & Natural Gas

*	$100 invested on 1/1/05 in stock or index, including reinvestment of dividends fiscal year ending December 31.
The information provided in this section is being furnished to, and not filed with, the SEC. As such, this information is not subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

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PROPOSAL TWO:

APPROVAL OF THE ISSUANCE OF UP TO 127.1 MILLION SHARES OF COMMON STOCK,
AN AMOUNT EXCEEDING 19.9% OF THE NUMBER OF SHARES OUTSTANDING AS OF
JUNE 25, 2010 AND IMMEDIATELY PRIOR TO THE CLOSING OF THE EXCHANGE
TRANSACTION, POTENTIALLY ISSUABLE UPON CONVERSION OF THE 2015 NOTES
AND SERIES C PREFERRED STOCK

(Item A, #2 on Proxy Card)
We are seeking stockholder approval of the potential issuance of up to 127.1 million shares of Common Stock potentially issuable upon conversion of the 2015 Notes and Series C Preferred Stock, as applicable, issued or issuable in connection with the Exchange Transaction (herein described). On June 22, 2010, we entered into those certain Exchange Agreements with respect to our outstanding 2011 Notes held by the Investors. In accordance with the Exchange Agreements, on June 25, 2010, we exchanged $64,532,000 aggregate principal amount of 2011 Notes (representing 99.28% of the outstanding 2011 Notes) for $64,532,000 aggregate principal amount of 2015 Notes, which are convertible, at the option of the holder, into shares of Common Stock and/or shares of Series C Preferred Stock, which are convertible into shares of Common Stock. The Exchange Transaction was not registered in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder, as such transaction did not involve a public offering of securities.
Based on the approximately 246.8 million shares of Common Stock outstanding immediately prior to the closing of the Exchange Transaction, on a fully diluted basis (which includes both unexercised options and the shares of Common Stock issuable upon conversion of the 2015 Notes and the Series C Preferred Stock), the 127.1 million shares of Common Stock issuable upon conversion of the 2015 Notes (or Series C Preferred Stock, as applicable) would represent an aggregate of approximately 51.5% of the total shares of Common Stock outstanding on such date and immediately prior to the closing of the Exchange Transaction. Specifically, the 2015 Notes and Series C Preferred Stock entitle the holders thereof to voluntarily convert such securities at any time into an aggregate principal amount of approximately 75.8 million shares of Common Stock (assuming 70% of the approximately $65.0 million maximum amount of the 2015 Notes are voluntarily converted), which would represent an aggregate of approximately 30.7% of the total shares of Common Stock outstanding on such date and immediately prior to the closing of the Exchange Transaction. Additionally, upon stockholder approval of this proposal, the 2015 Notes require automatic conversion of 30% of the 2015 Notes into an aggregate amount of approximately 308,000 shares of Series C Preferred Stock (assuming there were no prior voluntary conversions, prepayments or redemptions of the 2015 Notes), which are convertible into an aggregate of approximately 51.3 million shares of Common Stock, which would represent an aggregate of approximately 20.8% of the total shares of Common Stock outstanding on such date and immediately prior to the closing of the Exchange Transaction. The foregoing does not take into account the Exchange Cap or Maximum Ownership Percentage limitations described below.
As explained in more detail below, without stockholder approval, we are not obligated to issue shares in excess of 19.9% of the number of shares of Common Stock outstanding immediately prior to the closing of the Exchange Transaction (the “Exchange Cap”). Therefore, in the absence of stockholder approval, the 2015 Notes (including any shares of Series C Preferred Stock issuable thereon) are convertible at the holder’s discretion only into approximately 49.3 million shares of Common Stock, or 19.9% of our issued and outstanding shares (on a fully diluted basis) as of immediately prior to the closing of the Exchange Transaction. Accordingly, in connection with the Exchange Transaction, we agreed with the Investors, that, among other things, we would seek to obtain, by September 15, 2010, the approval of our stockholders for the issuance and/or potential issuance of all shares of Common Stock which may be issued pursuant to the conversion of the 2015 Notes (and Series C Preferred Stock issuable thereon) in excess of the Exchange Cap. Failure to obtain such stockholder approval may require us in certain circumstances to settle in cash any shares of Common Stock issuable upon conversion of such 2015 Notes (or Series C Preferred Stock) in excess of the Exchange Cap. Any cash payout could require us to use our limited working capital and/or raise additional funds and could potentially materially impair our operations and financial position. We are, therefore, seeking stockholder approval with respect to the potential issuance of shares in excess of the Exchange Cap upon conversion of the 2015 Notes and Series C Preferred Stock issuable thereon.
The Board unanimously approved the Exchange Transaction, including the Exchange Agreements, the Indenture (herein so called) governing the 2015 Notes and the Certificate of Designation (herein so called) relating to the Series C Preferred Stock, and unanimously determined that the terms and conditions thereof (including the

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conversion price and other terms of the 2015 Notes and Series C Preferred Stock and the issuance of Common Stock on conversion thereof) and the transactions contemplated thereunder, were advisable, fair to and in the best interests of us and our stockholders.
The terms of the Exchange Transaction, the 2015 Notes and the Series C Preferred Stock are complex and the material provisions of such are only briefly summarized below. Such description is qualified in its entirety by reference to the form of Exchange Agreement attached to this Proxy Statement as Annex B, the Indenture governing the 2015 Notes attached to this Proxy Statement as Annex C, and the Certificate of Designation relating to the Series C Preferred Stock attached to this Proxy Statement as Annex D.
The 2015 Notes
As stated above, the 2015 Notes are convertible, at the option of the holder, at any time prior to maturity, into shares of Common Stock or, at the election of such holder, into shares of Series C Preferred Stock. The initial conversion price for converting the 2015 Notes into Common Stock is equal to $0.60 per share of Common Stock, which is equal to a conversion rate of 1,666.6667 shares of Common Stock per $1,000 principal amount of 2015 Notes. The conversion rate is subject to adjustment in certain circumstances and limitations. The initial conversion price for converting the 2015 Notes into Series C Preferred Stock (other than pursuant to an automatic conversion (described below)), is equal to $100, which is equal to a conversion rate of ten shares of Series C Preferred Stock per $1,000 principal amount of 2015 Notes. The closing price of our Common Stock on the NYSE Amex on June 25, 2010 was $0.38 per share.
Pursuant to the Indenture governing the 2015 Notes, we may not issue shares of Common Stock to holders of the 2015 Notes (including shares of Common Stock issuable upon a conversion of the 2015 Notes or upon conversion of any shares of Series C Preferred Stock issuable upon conversion of the 2015 Notes or in payment of any change of control purchase price, make whole premium or conversion make whole payment (each as described in the Indenture)) in excess of the Exchange Cap, until stockholder approval of the issuance of Common Stock in excess of the Exchange Cap is obtained or we obtain a written opinion from outside counsel that such approval is not required. Additionally, a holder may not convert all or any portion of such holder’s 2015 Notes into Common Stock to the extent that such holder and its affiliates would, after giving effect to such conversion, beneficially own more than 4.99% of the outstanding shares of Common Stock (the “Maximum Ownership Percentage”), provided that such holder, upon not less than 61 days’ prior written notice to us, may increase the Maximum Ownership Percentage applicable to such holder (but, for the avoidance of doubt, not for any subsequent or other holder) to 9.9% of the outstanding shares of Common Stock.
Prior to the full conversion date described below (and except in connection with any provisional redemption by us (described below)), holders of the 2015 Notes are permitted to convert the 2015 Notes but may elect to receive Common Stock upon such conversion only to the extent that the number of shares of Common Stock issuable upon such conversion of the 2015 Notes would not result in a violation of the Exchange Cap or the Maximum Ownership Percentage (or if a holder elects to receive shares of Series C Preferred Stock upon conversion of all or any portion of the 2015 Notes, only to the extent that the number of shares of Series C Preferred Stock issuable upon conversion would be convertible, as of the conversion date, into a number of shares of Common Stock that, if issued on the conversion date, would not result in a violation of the Exchange Cap). The “full conversion date” is the earlier of (i) the date on which our stockholders have approved the issuance of all of the shares of Common Stock issuable upon conversion of the 2015 Notes and upon conversion of any shares of Series C Preferred Stock issuable upon conversion of the 2015 Notes in accordance with applicable law and the rules of the NYSE Amex and (ii) September 5, 2015.
On or after the full conversion date or to the extent we have exercised our provisional redemption right, holders of the 2015 Notes are permitted to convert the 2015 Notes in full, subject to the Maximum Ownership Percentage; provided, however, that if the stockholder approval has not been obtained prior to such conversion, any shares of Common Stock issuable upon conversion of such 2015 Notes in excess of the Exchange Cap shall be settled in cash (or, if such holder has elected to receive shares of Series C Preferred Stock upon such conversion, in lieu of any shares of Series C Preferred Stock otherwise deliverable to such holder upon conversion that would be convertible into shares of Common Stock in excess of the Exchange Cap (without regard to any limitation on conversion set forth in the Certificate of Designation relating to the Series C Preferred Stock).

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We may redeem the 2015 Notes in whole or in part for cash at any time at a redemption price equal to 100% of the principal amount of the 2015 Notes plus any accrued and unpaid interest and liquidated damages, if any, on the 2015 Notes redeemed to but not including the redemption date, if the closing price of our Common Stock equals or exceeds 150% of the conversion price for at least 20 trading days within the consecutive 30 trading day period ending on the trading day before the redemption date and all of the equity conditions set forth in the Indenture are satisfied (or waived in writing by the holders of a majority in aggregate principal amount of the 2015 Notes then outstanding). If a holder elects to convert its 2015 Notes in connection with such a provisional redemption by us, we will make an additional payment equal to the total value of the aggregate amount of the interest otherwise payable on the 2015 Notes to be converted from the last day through which interest was paid on the 2015 Notes through and including the third anniversary of the Closing Date and discounted to the present value of such payment; provided, however, that at the our option, in lieu of such discounted cash payment, we may deliver shares of Series C Preferred Stock having a value equal to such discounted cash payment. The value of each share of Series C Preferred Stock to be delivered shall be deemed equal to the product of (i) the average closing price per share of Common Stock over the ten trading day period ending on the trading day before the redemption date, and (ii) the number of whole shares of Common Stock into which each share of Series C Preferred Stock is then convertible (without giving effect to any limitations on conversion in the certificate of designations of the Series C Preferred Stock) subject to certain conditions.
Upon a change of control (as defined in the Indenture), each holder of 2015 Notes may require us to repurchase some or all of the 2015 Notes at a repurchase price equal to 100% of the aggregate principal amount of the 2015 Notes to be repurchased plus accrued and unpaid interest and liquidated damages, if any, to but not including the date of purchase, plus, in certain circumstances, a make whole premium. We may pay the change of control purchase price and/or the make whole premium in cash or shares of Series C Preferred Stock at our option. In addition, in the case of the make whole premium, at our option, we may pay such premium in the same form of consideration used to pay for the shares of Common Stock in connection with the transaction constituting the change of control.
Provided that all of the equity conditions set forth in the Indenture are satisfied (or waived in writing by the holders of a majority in aggregate principal amount of all 2015 Notes then outstanding), on the third trading day after the receipt of the stockholder approval (as described above), an aggregate principal amount of 2015 Notes equal to the difference (but not less than zero) of (i) 30% of the original principal amount of all 2015 Notes minus (ii) the principal amount, if any, of the 2015 Notes that has been repaid, redeemed or repurchased by us, or converted into shares of Common Stock or Series C Preferred Stock by holders of the 2015 Notes, will automatically convert into a number of shares of Series C Preferred Stock equal to the aggregate principal amount of such 2015 Notes to be so converted multiplied by 0.01579. We will pay in cash any accrued and unpaid interest on the 2015 Notes subject to automatic conversion through the automatic conversion date.
The Series C Convertible Preferred Stock
In connection with the Exchange Transaction, on June 22, 2010, by filing with the Secretary of State of the State of Nevada the Certificate of Designation, we created and authorized out of the authorized but unissued shares of our capital stock, 2,000,000 shares of Series C Preferred Stock. The terms, preferences and relative and other rights, and the qualifications, limitations and restrictions of the Series C Preferred Stock that may be issued upon conversion of the 2015 Notes or in payment of any change of control purchase price, make-whole premium or conversion make-whole payment are set forth in the Certificate of Designation. The Series C Preferred Stock is entitled to receive cash dividends as well as distributions upon liquidation, dissolution or any other winding up event. The Series C Preferred Stock does not have any right or power to vote on any question or in any proceeding or to be represented at or to receive notice of any meeting of our holders of capital stock, except as required by law. The Series C Preferred Stock may not be redeemed by us at any time.
Each share of Series C Preferred Stock is convertible at the option of the holder thereof, at any time into the number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) one hundred dollars ($100.00) divided by (ii) the conversion price applicable to shares of Common Stock as determined pursuant to the Indenture and in effect at the time of conversion (and any fractional share of Series C Preferred Stock shall be convertible on the same proportional basis).

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Similar to the 2015 Notes, a holder of Series C Preferred Stock may not convert all or any portion of such holder’s Series C Preferred Stock in excess of the Exchange Cap until stockholder approval of the issuance of Common Stock in excess of the Exchange Cap is obtained or we obtain a written opinion from its outside counsel that such approval is not required. Also, a holder may not convert all or any portion of such holder’s Series C Preferred Stock into Common Stock to the extent that such holder and its affiliates would, after giving effect to such conversion, beneficially own more than the Maximum Ownership Percentage.
Need for Stockholder Approval
We are seeking stockholder approval in order to comply with the NYSE Amex rules and to fulfill an obligation to the Investors under the Exchange Agreements to seek the required stockholder approvals with respect to the issuance of shares of our Common Stock issuable upon conversion of the 2015 Notes and/or Series C Preferred Stock in excess of the Exchange Cap (that is,19.9% of the number of shares of Common Stock outstanding immediately prior to the closing of the Exchange Transaction on June 25, 2010). This restriction is pursuant to Rule 713 of the NYSE Amex Company Guide, which we are subject to as a result of being listed for trading on the NYSE Amex exchange. Rule 713 requires that we obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance of Common Stock (or securities convertible into Common Stock) equal, in aggregate, to 20% of more of our then-outstanding Common Stock if such securities will be issued at a price below the greater of its book value or market value at the time of issuance.
Failure to obtain such stockholder approval would require us in certain circumstances to settle in cash any shares of Common Stock issuable upon conversion of such 2015 Notes (or Series C Preferred Stock) in excess of the Exchange Cap, which would require us to use our limited working capital and/or raise additional funds and which could potentially materially impair our operations and financial position.
As noted above, if this proposal is approved, 30% of the outstanding 2015 Notes will automatically convert into an aggregate amount of approximately 308,000 shares of Series C Preferred Stock (assuming there were no prior voluntary conversions, prepayments or redemptions of the 2015 Notes), which are convertible at the option of the holder at any time into an aggregate of approximately 51.3 million shares of Common Stock, which would represent (a) an aggregate of approximately 20.8% of the total shares of Common Stock outstanding immediately prior to the closing of the Exchange Transaction and (b) an aggregate of approximately 20.7% of the total shares of Common Stock outstanding as of July 12, 2010. The foregoing does not take into account the Maximum Ownership Percentage limitation.
If this proposal is approved, we will not solicit further authorization from our stockholders for the issuance of these shares prior to such issuance, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed (including Rule 713 of the NYSE Amex). Shares of stock that are authorized in our Articles of Incorporation are under the control of our Board and any authorized but unissued shares of stock can generally be issued at the direction of the Board without approval of our officers or the stockholders. Holders of our Common Stock have no preemptive rights to purchase shares of Common Stock that we may later issue.
Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of the maximum number of shares issuable pursuant to conversion of the 2015 Notes will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
Potential Negative Effects of Approving this Proposal
If this proposal receives the necessary authorizations, approvals and ratifications, all of the shares of Common Stock issued upon conversion of the 2015 Notes and Series C Preferred Stock will become immediately eligible for resale in the public markets under Rule 144 of the Securities Act, provided that (due to our prior status as a shell company) we have filed all required reports under Section 13 or 15(d) of the Exchange Act (other than Form 8-K reports), as applicable, during the 12 months preceding such sale (a condition we are in compliance with as of July 12, 2010). Any such sales, or the anticipation of the possibility of such sales, could depress the market price of our Common Stock.
Additionally, if this proposal is approved and we issue shares of Common Stock upon conversion of the 2015 Notes (or Series C Preferred Stock, if any), our existing stockholders will incur significant dilution of their interests. Based

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on the approximately 247.2 million shares of Common Stock outstanding as of July 12, 2010, on a fully diluted basis (which includes both unexercised options and the shares of Common Stock issuable upon conversion of the outstanding 2015 Notes and any shares of Series C Preferred Stock without taking into account the Maximum Ownership Percentage Limitation):
•	the approximately 127.1 million shares of Common Stock issuable upon conversion of the 2015 Notes (or Series C Preferred Stock, as applicable) would represent an aggregate of approximately 51.4% of the total shares of Common Stock outstanding on such date;

•	the approximately 51.3 million shares of Common Stock issuable upon conversion of the 308,000 shares of Series C Preferred Stock (assuming there were no prior voluntary conversions, prepayments or redemptions of the 2015 Notes), that upon receipt of stockholder approval of this proposal will be automatically issued on conversion of approximately 30% of the outstanding 2015 Notes, would represent an aggregate of approximately 20.7% of the total shares of Common Stock outstanding on such date; and

•	the approximately 75.8 million shares of Common Stock issuable at any time upon the voluntary conversion (assuming 70% of the approximately $65.0 million maximum amount of the 2015 Notes are voluntarily converted) of the 2015 Notes (or Series C Preferred Stock, as applicable) at the option of the holders of the 2015 Notes (or Series C Preferred Stock, as applicable) would represent an aggregate of approximately 30.7% of the total shares of Common Stock outstanding on such date.
You should, therefore, consider the potential dilution in determining whether to approve this proposal.
The Board’s Recommendation to Approve Issuance of the Shares
The Board unanimously recommends that our stockholders approve the issuance of up to 127.1 million shares of Common Stock issuable upon conversion of the 2015 Notes and the Series C Preferred Stock, as applicable, on the terms and conditions described herein.
The Board bases its recommendation to stockholders to vote in favor of issuing the shares on the following considerations:
•	Approving the issuance of the shares will allow us to immediately equitize 30% of the 2015 Notes (up to $19.5 million principal amount of 2015 Notes), thereby improving the balance sheet. The improved balance sheet is expected to (i) put us back in compliance with the NYSE Amex’s continued listing standards and improve the market for our Common Stock; (ii) enhance our access to bank credit to finance working capital needs; and (iii) allow us, subject to attaining certain stock price and trading thresholds, to begin to call the 2015 Notes prior to maturity, thereby further improving our balance sheet.

•	Failure to approve will require us to seek approval again within six months and at each annual meeting thereafter until approval is attained, thereby incurring increased cost.

•	Beginning September 5, 2015, the holders of the 2015 Notes may put the 2015 Notes to us for cash equal to the greater of par and the value of the Common Stock that they would have received had stockholder approval been received. We may not have cash sufficient to settle the 2015 Notes based on the appreciated value of the stock which may result in additional dilution at that time.

•	Our and our stockholders’ best interests will be served by approving the issuance of the shares, given our financial condition and general market conditions.
Prior to authorizing the Exchange Transaction, the Board explored other alternatives to refinance our debt, restructure our balance sheets and raise capital and then determined that, given our financial condition, the terms offered by the Investors in arms’ length negotiations constituted the best terms available to us. Moreover, the Board unanimously approved the Exchange Transaction and unanimously determined that the terms and conditions thereof and the transactions contemplated thereunder, were advisable, fair to and in the best interests of us and our stockholders.

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THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL AND RATIFICATION OF THE ISSUANCE
OF UP TO 127.1 MILLION SHARES OF COMMON STOCK UPON CONVERSION OF THE 2015 NOTES
AND ANY SHARES OF SERIES C PREFERRED STOCK ISSUABLE UPON CONVERSION THEREOF.

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PROPOSAL THREE:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED CAPITAL
(Item A, #3 on Proxy Card)
We are seeking stockholder approval of an Amendment to our Articles of Incorporation in order to increase the authorized number of shares of our Common Stock from 300,000,000 shares to 600,000,000 shares. The Board has approved the Amendment, subject to the ratification of the stockholders, and recommends that the stockholders approve the Amendment.
The full text of the proposed Amendment is set forth as Annex D to this Proxy Statement.
Outstanding Shares and Purpose of this Proposal
Our Articles of Incorporation authorize the issuance of 300,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, 20,000 of which have been designated as Series B Preferred Stock and 2,000,000 shares of which have been designated Series C Preferred Stock. As of July 12, 2010, (i) 107,695,197 shares of Common Stock were issued and outstanding, (ii) 73,700 shares of Common Stock were held in treasury, (iii) 12,428,758 shares of Common Stock were reserved for issuance upon exercise of outstanding options, (iv) 943,832 and 347,450 shares of Common Stock were reserved for issuance under our stock option plan and restricted stock plan, respectively (as of December 31, 2009, and as of December 31 of each succeeding year, the number of shares of Common Stock issuable under our stock option plan automatically increases so that the total number of shares of Common Stock issuable under such plan is equal to 10% of the total number of shares of Common Stock outstanding on such date), (v) 117,000 and 127,000,000 shares of Common Stock were reserved for issuance upon conversion of the 2011 Notes and the 2015 Notes (including any Series C Preferred Stock that may be issued upon conversion thereof), respectively, and (vi) no shares of Preferred Stock were issued and outstanding. Accordingly, an aggregate of 248.7 million shares of Common Stock are currently either issued and outstanding or reserved for issuance.
The Board believes that the increase in authorized shares of Common Stock would provide us greater flexibility with respect to our capital structure for purposes including additional equity financings and stock based acquisitions.
Effective Date of Amendment
If the Amendment is approved, it will become effective upon filing of a Certificate of Amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada.
Effects of Approving or Rejecting the Proposal
If this proposal is approved, the additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.
If this proposal is approved, we will not solicit further authorization from our stockholders for the issuance of these shares prior to such issuance, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed (including Rule 713 of the NYSE Amex). Shares of stock that are authorized in our Articles of Incorporation are under the control of our Board and any authorized but unissued shares of stock can generally be issued at the direction of the Board without approval of our officers or the stockholders. Holders of our Common Stock have no preemptive rights to purchase shares of Common Stock that we may later issue.

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Other than in connection with the conversion of the 2011 Notes or the conversion of the 2015 Notes and Series C Preferred Stock issued or issuable pursuant to the Exchange Transaction, the exercise of outstanding stock options, or the granting of stock options or stock awards under our stock option plan and restricted stock plan, the Board has no other plans to issue additional shares of Common Stock at this time. However, it is possible that additional shares of Common Stock could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed (including Rule 713 of the NYSE Amex). These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding our business through the acquisition of other businesses or products, and other purposes. We could also use the additional shares of Common Stock that would become available for issuance if the Amendment were adopted to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although this proposal to increase the authorized Common Stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT
TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE
THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

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PROPOSAL FOUR:
APPROVAL OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010
(Item A, #4 on Proxy Card)
The Board has selected the firm of KPMG LLP as the independent auditors of Gasco for the fiscal year ending December 31, 2010, and recommends ratification by the stockholders of such appointment. KPMG LLP served as the independent auditor of Gasco for the fiscal year ended December 31, 2009. Representatives of KPMG LLP are expected to be present at the annual meeting, and will have an opportunity to make statements regarding Gasco if they desire to do so and will be available to respond to appropriate questions.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE PROPOSAL TO
RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS
FOR THE YEAR ENDED DECEMBER 31, 2010.

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AUDIT FEES SUMMARY
Audit fees relate to the quarterly reviews, financial statement and internal control audit, and all other services provided in connection with the statutory and regulatory filings during for fiscal years ended December 31, 2009 and 2008.
The following table summarizes the fees paid to KPMG LLP for audit services provided during the periods presented.

	For the Year Ended December 31,
	2009	2008
Audit Fees	$350,000	$323,899
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$350,000	$323,899

The Audit Committee pre-approves all of the fees associated with our audit and tax engagements. If additional non-audit services are identified during the course of the year, these services are presented to the Audit Committee for pre-approval. All fees incurred during the years ended December 31, 2009 and 2008 were approved by the full Audit Committee. The Audit Committee and the Board considered the services listed above to be compatible with maintaining the accountants’ independence.
OTHER MATTERS
The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.
STOCKHOLDERS SHARING THE SAME ADDRESS
We are sending only one copy of our Notice of Internet Availability of Proxy Materials to stockholders who share the same address, unless they have notified us that they want to continue receive multiple copies. This practice, known as “house holding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
If you received householder mailing this year and you would like to have additional copies of the Notice of Internet Availability of Proxy Materials mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to our Secretary at Gasco Energy, Inc., 8 Inverness Drive E., Suite 100, Englewood, Colorado 80112 or by phone at 303-483-0044. You may also contact us if you received multiple copies of the Notice of Internet Availability of Proxy Materials and would prefer to receive a single copy in the future.
STOCKHOLDER PROPOSALS AND NOMINATIONS
Any stockholder who wishes to submit a proposal for inclusion in the proxy material for our next Annual Meeting of Stockholders must comply with Rule 14a-8 under the Exchange Act. Under Rule 14a-8, such proposal must be submitted to our Corporate Secretary at the address indicated on the cover page of this proxy statement, so that the Corporate Secretary receives it no later than 30 days before the first anniversary of this Annual Meeting. However, if the date of the next Annual Meeting of Stockholders is more than 30 days from the anniversary of this Annual Meeting, the deadline is a reasonable time prior to our printing of the proxy materials, which deadline will be communicated to the stockholders in our public filings.
Any stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our Proxy Statement must notify our Corporate Secretary by 30 days before the first anniversary of this Annual Meeting. However, if the date of the next Annual Meeting is more than thirty days before or more than seventy days after the first anniversary of this Annual Meeting, such notice must be so delivered not earlier than the close of business on

50

the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by Gasco. On request, the Secretary of Gasco will provide detailed instructions for submitting proposals or nominations. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will not have discretionary authority to vote on the proposal.
Proposals must satisfy the requirements of the proxy rules promulgated by the SEC. In addition, the proposal must contain the specific information required by our bylaws, as then in effect, a copy of which may be obtained by writing to our Secretary. On request, the Secretary of Gasco will provide detailed instructions for submitting proposals or nominations.

By Order of the Board of Directors,
/s/ W. King Grant
W. King Grant

President and Chief Financial Officer

July 30, 2010

51

Annex A
Execution Version
     INVESTOR RIGHTS AGREEMENT (the “Agreement”), dated as of June 25, 2010, by and between Gasco Energy, Inc., a Nevada corporation with headquarters located at 8 Inverness Drive East, Suite 100, Englewood, Colorado 80112 (the “Company”), and CNH CA Master Account, L.P., a Cayman limited partnership (“CNH”), and AQR Absolute Return Master Account, L.P., a Cayman limited partnership (together with CNH, the “Investors”).
     WHEREAS, the Company and each of the Investors are parties to Exchange Agreements, each dated as of June 22, 2010 (together, the “Exchange Agreements”), pursuant to which, among other things, on the Closing Date, the Company and each of the Investors shall exchange the aggregate principal amount of the Company’s 5.50% Convertible Senior Notes due October 5, 2011 (the “2011 Notes”) held by such Investor for (a) the Company’s 5.50% Convertible Senior Notes due October 5, 2015 (the “2015 Notes”) and (b) cash equal to any accrued but unpaid interest due with respect to such Investor’s 2011 Notes up to but not including the Closing Date. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in each of the Exchange Agreements.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:
     Section 1.1 Initial Investor Nominee.
          (a) Prior to the Closing, either one of the Investors, on behalf of itself and the other Investor, shall provide to the Company the name of one individual who is not an employee, director, manager, owner or Affiliate of either of the Investors or otherwise affiliated with either of the Investors or any of their respective Affiliates to serve as a member of the Board of Directors of the Company (the “Board of Directors” or “Board”) (an individual meeting such qualifications, an “Investor Nominee”), which Investor Nominee shall be reviewed promptly by the Nominating Committee of the Board (the “Nominating Committee”).
          (b) On the Closing Date, the Company shall cause to be elected or appointed to the Board the Investor Nominee, subject to satisfaction of all legal and national securities exchange governance requirements regarding service as a director of the Company and, if not already received, the approval of the Nominating Committee (which approval shall be withheld only if the Nominating Committee determines in good faith, after consultation with outside legal counsel to the Company, that its fiduciary duties require it to do so). In the event that the Nominating Committee determines in good faith, after consultation with outside legal counsel, that its appointment of a particular Investor Nominee would constitute a breach of its fiduciary duties, or would result in a violation of applicable legal or national securities exchange governance requirements, then on the Closing Date the Board shall appoint another Investor Nominee to the Board of Directors (subject in each case to the provisions of Section 1.1). The Company shall take all actions necessary to ensure that on the Closing Date the Board shall have at least one vacancy to allow such election or appointment.
     Section 1.2 Governance Matters. The Company and each of the Investors agree that during the period (the “Nomination Period”) commencing as of the Closing Date and terminating automatically upon the date on which the Investors collectively cease to beneficially own 20% or more of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (counting all outstanding 2011 Notes, all outstanding 2015 Notes, and all outstanding shares of Preferred Stock as if such notes and Preferred Stock had converted into Common Stock based on the then applicable conversion rates of such notes and Preferred Stock, as applicable, without regard to the limitations on conversion of (a) the 2015 Notes set forth in Section 10.04 of the Exchanged Indenture or (b) the Preferred Stock set forth in Section 6(b) of the Preferred C of D), the Investors shall together be entitled to designate one Investor Nominee, and the Company shall exercise all authority under applicable Law to cause any slate of directors presented to stockholders for election to the Board to include such Investor Nominee.
     Section 1.3 Procedural Matters. The Company and each of the Investors agree that during the Nomination Period:
          (a) Designation of Slate.
               (i) Any Investor Nominee to be included in a slate of directors pursuant to Section 1.2 shall be designated by either one of the Investors, on behalf of itself and the other Investor, by prior written notice to the Company, subject to the approval of the Nominating Committee (which approval shall be withheld only if the Nominating Committee determines in good faith, after consultation with outside counsel to the Company, that its fiduciary duties require it to do so) and further subject to applicable legal or national securities exchange governance requirements regarding service as a director of the Company. In the event that the Nominating Committee determines in good faith, after consultation with outside legal counsel, that its inclusion in a slate of directors pursuant to Section 1.2 of a particular Investor Nominee would constitute a breach of its fiduciary duties or would result in a violation of applicable legal or national securities exchange governance requirements, then the Board shall include in such slate another Investor Nominee (subject in each case to this Section 1.3(a)(i)).
               (ii) The Company shall exercise all authority under applicable law to cause the number of directors which shall constitute the Board to be sufficient to allow the election or appointment of the Investor Nominee entitled to be nominated to the Board in accordance with Section 1.2.
          (b) Resignations and Replacements. If at any time the Investor Director resigns or is removed in accordance with applicable law and the Company’s by-laws, a new Investor Director may be designated by either one of the Investors, on behalf of itself and the other Investor, and appointed by the Board pursuant to the procedures set forth in this Section 1.3, subject to the approval of the Nominating Committee (which approval shall be withheld only if the Nominating Committee determines in good faith, after consultation with outside legal counsel to the Company, that its fiduciary duties require it to do so) and further subject to applicable legal or national securities exchange governance requirements regarding service as a director of the Company. In the event that the Nominating Committee determines in good faith, after consultation with outside legal counsel, that its appointment of a particular new Investor Director would constitute a breach of its fiduciary duties or would result in a violation of applicable legal or national securities exchange governance requirements, then the Board shall appoint another individual designated for appointment to the Board by either one of the Investors, on behalf of itself and the other Investor (subject in each case to this Section 1.3(b)).

2

          (c) Solicitation and Voting of Shares.
               (i) The Board of Directors shall recommend that its stockholders vote in favor of an Investor Nominee nominated in accordance with Section 1.2 or Section 1.3(b) and use its commercially reasonable efforts to solicit from the stockholders of the Company eligible to vote for the election of directors proxies in favor of the Investor Nominee nominated in accordance herewith.
               (ii) In any election of directors or at any meeting of the stockholders of the Company called expressly for the purpose of removing any director(s), each of the Investors shall be present for purposes of establishing a quorum if such Investor holds shares of Common Stock entitled to vote at such meeting.
          (d) Director Expenses; Insurance. The Company agrees that the Investor Director shall be entitled to the same rights, privileges and compensation as the other members of the Board in their capacity as such, including with respect to insurance coverage and reimbursement for Board participation and related expenses.
     Section 1.4 Termination of Nomination Period. Either one of the Investors shall promptly notify the Company upon the occurrence of any event or circumstance (but not later than five (5) Business Days after the occurrence thereof) that causes the Investors collectively to cease to beneficially own 20% or more of the outstanding shares of Common Stock (counting all outstanding 2011 Notes, all outstanding 2015 Notes and all outstanding shares of Preferred Stock as if such notes and Preferred Stock had converted into Common Stock based on the then applicable conversion rates of such notes and Preferred Stock, as applicable, without regard to the limitations on conversion of (a) the 2015 Notes set forth in Section 10.04 of the Exchanged Indenture or (b) the Preferred Stock set forth in Section 6(b) of the Preferred C of D).
     Section 2.1 Definitions. For purposes of this Agreement:
          (a) “Investor Director” means an Investor Nominee who is elected or appointed to serve as a member of the Board in accordance with this Agreement.
          (b) “beneficially own,” “beneficially owned,” “beneficial ownership” and “beneficial owner” with respect to any securities means a holder who is deemed to be the beneficial owner, or ownership that is deemed to be beneficial ownership, of such securities under Rule 13d-3 or Rule 13d-5 of the Exchange Act, and shall include such securities beneficially owned by all other Persons with whom a holder would constitute a “group” within the meaning of Section 13(d) of the Exchange Act with respect to such securities.
     Section 2.2 Miscellaneous.
          (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT

3

TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
          (b) Counterparts. This Agreement and any amendments hereto may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party each other party shall promptly re-execute an original form of this Agreement or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.
          (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
          (d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
          (e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
          (f) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
          (g) Successors and Assigns. This Agreement shall not be assigned by either of the Investors (including without limitation in connection with a transfer or disposition of such

4

Investor’s 2015 Notes, any shares of Preferred Stock or Common Stock issuable upon conversion thereof) without the prior written consent of the Company.
          (h) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one (1) Business Day after deposit with an overnight courier service, or (iv) if the delivery methods set forth in clauses (i), (ii) and (iii) above are unavailable, upon the reasonable determination of the party making delivery of such notice, consent, waiver or other communication, when another method of delivery that is reasonably likely to result in the delivery of such notice, consent, waiver or other communication to the party meant to receive the same is used, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Company:
Gasco Energy, Inc.
8 Inverness Drive East, Suite 100
Englewood, CO 80112
Telephone: (303) 483-0044
Facsimile: (303) 483-0011
Attention: President
with copies (for informational purposes only) to:
Vinson & Elkins LLP
666 Fifth Avenue, 26th Floor
New York, NY 10103-0040
Telephone: 212.237.0251
Facsimile: 917.849.5317
Attention: Caroline Blitzer
and to:
Dill, Dill, Carr, Stonbraker & Hutchings, P.C.
455 Sherman Street, Ste. 300
Denver, CO 80203
Telephone: (303) 282-4105
Facsimile: (303) 777-3823
Attention: Faye Matsukage
     If to an Investor, to such Investor’s address and facsimile number set forth on the Schedule of Investors to each of the Exchange Agreements, with copies to such Investor’s legal representatives as set forth on such Schedule of Investors, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

5

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, (C) provided by an overnight courier service or (D) given by the recipient of such notice, consent, waiver or other communication or provided by the method of delivery used if the delivery methods in clauses (i), (ii) and (iii) above are unavailable, shall be rebuttable evidence of personal or other service, receipt by facsimile or deposit with an overnight courier service, or other receipt by another method of delivery used in accordance with clause (i), (ii), (iii) or (iv) above, respectively.
          (i) This Agreement supersedes all other prior oral or written agreements between the Investors, the Company, their respective Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor either of the Investors makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each of the Investors, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.
[Remainder of Page Intentionally Left Blank]

6

     IN WITNESS WHEREOF, the Company and each Investor have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY: GASCO ENERGY, INC.
By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	President and Chief Financial Officer

INVESTORS: CNH CA MASTER ACCOUNT, L.P.
By:	CNH Partners, LLC,
its Investment Manager

By:	/s/ Brendan R. Kalb
	Name:	Brendan R. Kalb
	Title:	Associate General Counsel CNH Partners, LLC

AQR ABSOLUTE RETURN MASTER ACCOUNT, L.P.
By:	AQR Capital Management, LLC,
its Investment Manager

By:	/s/ Brendan R. Kalb
	Name:	Brendan R. Kalb
	Title:	Associate General Counsel AQR Capital Management, LLC

[Signature Page to Investor Rights Agreement]

Annex B
Execution Version
EXCHANGE AGREEMENT
by and among
Gasco Energy, Inc.
and
                                        , Investor
Dated as of June 22, 2010

1. EXCHANGE OF INVESTOR EXCHANGED 2011 NOTES AND ISSUANCE OF INVESTOR 2015 NOTES	3
(a) Exchange	3
(b) Delivery of Investor 2015 Notes	3
(c) Payment of Interest Amount	3
(d) Closing Date	3

2. REPRESENTATIONS; WARRANTIES AND COVENANTS	3
(a) Investor Representations and Covenants	3
(b) Investor and Company Representations Relating to Existing Purchase Agreement	8
(c) Company Representations and Covenants	8

3. CONDITIONS TO THE COMPANY’S OBLIGATIONS HEREUNDER	32

4. CONDITIONS TO THE INVESTOR’S OBLIGATIONS HEREUNDER	33

5. TERMINATION	35

6. MISCELLANEOUS	35
(a) Defined Terms in Exchanged Indenture	35
(b) Disclosure of Transactions and Other Material Information	35
(c) Blue Sky; Form D	36
(d) Governing Law; Jurisdiction; Jury Trial	37
(e) Closing Sets	37
(f) Counterparts	37
(g) Headings	38
(h) Severability	38
(i) No Third Party Beneficiaries	38
(j) Further Assurances	38
(k) No Strict Construction	38
(l) Successors and Assigns	38
(m) Notices	38
(n) Remedies	39
(o) Survival	40
(p) Indemnification	40
(q) Entire Agreement; Amendments	43
(r) Independent Nature of Investor’s Obligations and Rights	43
(s) Fees and Expenses	43
(t) Interpretive Matters	44
(u) Other Definitions	44

i

Schedules

Schedule 2c(vi)	Subsidiaries
Schedule 2c(xxvi)	Outstanding Indebtedness; Liens
Schedule I	Confidentiality Agreement
Exhibits

Exhibit A	Schedule of Investors
Exhibit B	Preferred C of D
Exhibit C	Form of Exchanged Indenture
Exhibit D	Qualified Institutional Buyer Status
Exhibit E-1	Form of Notice of Nonrecognition Transfer
Exhibit E-2	Form of Certificate of Non-Foreign Status
Exhibit E-3	Form of Certification of Non-USRPI Status
Exhibit F	Form of Investor’s Certificate
Exhibit G	Form of Secretary’s Certificate
Exhibit H	Form of Officer’s Certificate

ii

EXCHANGE AGREEMENT
          EXCHANGE AGREEMENT (this “Agreement”), dated as of June 22, 2010 (the “Effective Date”), by and among Gasco Energy, Inc., a Nevada corporation with headquarters located at 8 Inverness Drive East, Suite 100, Englewood, Colorado 80112 (the “Company”), and _________ (the “Investor”).
          WHEREAS:
          A. The Company and certain investors (the “Original Investors”) are parties to that certain Purchase Agreement, dated as of October 14, 2004 (the “Existing Purchase Agreement”), pursuant to which the Original Investors purchased from the Company 5.50% Convertible Senior Notes due October 5, 2011 (the “2011 Notes”), which are convertible into shares (the “Existing Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to that certain Indenture dated as of October 20, 2004, by and between the Company and Wells Fargo Bank, National Association, as trustee (such indenture, as modified by any supplement and amendment thereto as of the date hereof, the “Existing Indenture”).
          B. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, on the Closing Date (as defined below), (i) the Company and the Investor shall exchange the aggregate principal amount of the Investor’s 2011 Notes set forth opposite the Investor’s name in column (3) of the schedule of investors (the “Schedule of Investors”) attached hereto as Exhibit A (the Investor’s 2011 Notes being exchanged, the “Investor Exchanged 2011 Notes” and, together with the other 2011 Notes being exchanged pursuant to the Other Agreements (defined below), the “Exchanged 2011 Notes”) for unsecured 5.50% Convertible Senior Notes due October 5, 2015 (together with any securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Investor 2015 Notes” and, together with the other unsecured 5.50% Convertible Senior Notes due October 5, 2015 issued pursuant to the Other Agreements and, together with any securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “2015 Notes”) in an equal aggregate principal amount as is set forth opposite the Investor’s name in column (5) of the Schedule of Investors, which shall be convertible into (x) shares of Common Stock (at an initial Conversion Price (as defined in the Exchanged Indenture (as defined below)) of $0.60), and/or (y) shares of Preferred Stock (as defined in the Exchanged Indenture) (which shares of Preferred Stock are convertible into shares of Common Stock in accordance with the Certificate of Designations of Preferred Stock in the form attached hereto as Exhibit B (the “Preferred C of D”)) (the shares of Preferred Stock issued or issuable upon conversion of, or as payment on, the Investor 2015 Notes pursuant to the Exchanged Indenture being collectively referred to herein as the “Investor Preferred Shares;” the Investor Preferred Shares, together with the shares of Common Stock issued or issuable upon conversion of the Investor 2015 Notes being collectively referred to herein as the “Exchanged Conversion Shares;” and the shares of Common Stock issued or issuable upon conversion of any of the Investor Preferred Shares pursuant to the Preferred C of D being collectively referred to as the, “Investor Preferred Conversion Shares”), in each case pursuant to, and in accordance with the terms of, an Indenture, to be entered into by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), in the form attached hereto as Exhibit C (as the same may be amended, supplemented, restated or modified and in effect from time to time, the “Exchanged Indenture”); and (ii) the Company shall pay to the Investor an amount of cash, as is set forth opposite the Investor’s name in column (6) of the Schedule of Investors, equal to any accrued but unpaid interest due with respect to the Investor Exchanged 2011 Notes as of but not including the Closing Date (the “Interest Amount”).
          C. The exchange (the “Exchange”) of the Investor Exchanged 2011 Notes for the Investor 2015 Notes is being made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder (“Regulation D”).
          D. The Investor 2015 Notes, the Exchanged Conversion Shares and the Investor Preferred Conversion Shares collectively are referred to herein as the “Securities.”
          E. Concurrently herewith and from time to time after the date hereof, other holders of 2011 Notes (the “Other Investors” and, collectively with the Investor, the “Participating Investors”) are entering or may enter into agreements identical to this Agreement (collectively, the “Other Agreements”) (other than proportional changes (collectively, the “Proportionate Changes”) in the numbers reflecting the different principal amounts of the respective Exchanged 2011 Notes being exchanged pursuant thereto and other than applicable closing dates for the transactions contemplated by the Other Agreements with respect to the exchange of up to an aggregate of $3,500,000 in principal amount of the 2011 Notes) with the Company.
          F. The 2015 Notes shall be senior unsecured obligations of the Company, shall rank on parity in right of payment with all other existing and permitted future senior unsecured indebtedness of the Company (including any 2011 Notes that are not exchanged for 2015 Notes), shall rank senior in right of payment to all future subordinated indebtedness of the Company, and shall be effectively subordinated in right of payment to all existing and future secured indebtedness of the Company or other obligations of the Company to the extent of the value of the assets securing such indebtedness or other obligations; provided that the 2015 Notes shall rank senior to all future indebtedness of the Company to the extent the future indebtedness is expressly subordinated to the 2015 Notes.
          G. The Participating Investors and their direct and indirect transferees will be entitled to the benefits of a guaranty to be dated as of the Closing Date by and among the Company, the Subsidiaries party thereto (as defined below) and the Trustee (as the same may be amended, supplemented, restated or modified and in effect from time to time, the “Guaranty”).
          H. Contemporaneously with the Closing (as defined below), the Company, CNH CA Master Account, L.P. and AQR Absolute Return Master Account, L.P. will execute and deliver an Investor Rights Agreement to be dated as of the Closing Date (as the same may be amended, supplemented, restated or modified and in effect from time to time, the “Investor Rights Agreement”).
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          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:
1.	EXCHANGE OF INVESTOR EXCHANGED 2011 NOTES AND ISSUANCE OF INVESTOR 2015 NOTES
          (a) Exchange. Subject to satisfaction (or waiver) of the conditions set forth in Sections 3 and 4 of this Agreement, at the closing of the transactions contemplated by this Agreement (the “Closing”) (i) the Investor shall surrender to the Company, by electronic delivery to the Depository Trust Company (“DTC”) via Deposit/Withdrawal at Custodian (“DWAC”), the Investor Exchanged 2011 Notes, free and clear of all liens, encumbrances and security interests other than restrictions on transfer under applicable federal and state securities laws, (ii) the Company shall deliver to the Investor the Investor 2015 Notes in the manner set forth in Section 1(b) of this Agreement and (iii) the Company shall pay the Interest Amount to the Investor.
          (b) Delivery of Investor 2015 Notes. The Investor 2015 Notes in the aggregate principal amount set forth opposite the Investor’s name in column (5) of the Schedule of Investors will be delivered by the Company to the Investor, or the Trustee as custodian for DTC, by causing DTC to credit the Investor 2015 Notes to the account of the Investor identified on the Schedule of Investors through the facilities of DTC. The 2015 Notes will be evidenced by one or more global securities in definitive form (the “Global Debentures”) or by additional definitive securities and will be registered, in the case of the Global Debentures, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Investor shall request prior to 9:30 a.m., New York time, on the second (2nd) Business Day preceding the Closing Date. If applicable, the 2015 Notes to be delivered to the Investor shall be made available to the Investor for inspection and packaging not later than 9:30 a.m., New York time, on the Business Day immediately preceding the Closing Date.
          (c) Payment of Interest Amount. On the Closing Date, the Company shall pay the Interest Amount to the Investor, by wire transfer of immediately available funds in accordance with the Investor’s written wire instructions.
          (d) Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on June 25, 2010, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 3 and 4 of this Agreement (or such earlier or later date as is mutually agreed to by the Company and the Investor); provided that in no event shall the Closing occur at any time other than a time when all closings under all Other Agreements (other than Other Agreements relating to the exchange of not more than an aggregate of $3,500,000 principal amount of 2011 Notes) executed on or about the date hereof are occurring simultaneously. The Closing shall occur on the Closing Date at the offices of Vinson & Elkins LLP, 1001 Fannin Street, Suite 2500, Houston, Texas 77002.
2.	REPRESENTATIONS; WARRANTIES AND COVENANTS
          (a) Investor Representations and Covenants. The Investor hereby represents, warrants and covenants to, and agrees with, the Company as to the Investor 2015 Notes, the
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Exchanged Conversion Shares and the Investor Preferred Conversion Shares, if any, as of the date hereof and as of the Closing Date, that:
     (i) No Public Sale or Distribution. The Investor (A) is acquiring the Investor 2015 Notes, (B) upon conversion of the Investor 2015 Notes in accordance with the terms of the Exchanged Indenture, will acquire the Exchanged Conversion Shares, and (C) upon conversion of the Investor Preferred Shares, if any, in accordance with the terms of the Preferred C of D, will acquire the Investor Preferred Conversion Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the Securities Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum period or other specific term and the Investor reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption from registration under the Securities Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
     (ii) Investor Status. The Investor is an institutional accredited investor as that term is defined in Rule 501(a)(1), (2), (3), (7) or (8), of Regulation D and, unless the Investor is listed in Exhibit D hereto, a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.
     (iii) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, including Section 4(2) of the Securities Act and Rule 506 of Regulation D, and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.
     (iv) Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and its Subsidiaries and materials relating to the transactions contemplated hereby which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its Subsidiaries and their respective officers and directors. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such
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accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.
     (v) No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
     (vi) Validity; Enforcement. This Agreement and any other documents or agreements executed by the Investor in connection with the transactions contemplated hereunder (the “Investor Transaction Documents”) have been duly and validly authorized by or on behalf of the Investor and, when executed and delivered by or on behalf of the Investor in accordance with the terms thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by the other parties thereto) will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
     (vii) No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Investor Transaction Documents and the consummation by the Investor of the transactions contemplated hereby and thereby will not (A) if the Investor is a legal entity, result in a violation of the organizational documents of the Investor; (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party; or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor; except in the case of clauses (B) and (C) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.
     (viii) Residency. The Investor is a resident of that jurisdiction specified below its address on the Schedule of Investors.
     (ix) No Transactions in Company Securities. Other than with respect to the transactions contemplated herein, during the period commencing with the time that the Investor was first contacted by the Company regarding the Exchange, through such time as the transactions contemplated by this Agreement are first publicly announced, neither the Investor nor any Affiliate
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of the Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning the Investor’s investments and (z) is subject to the Investor’s review or input concerning such Affiliate’s investments or trading, has engaged, directly or indirectly, in any Trading Transaction in the securities of the Company or involving the Company’s securities. For the purpose of this Agreement, “Trading Transaction” means (A) any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a purchase, a solicitation of offers to buy, a disposition of, a loan, a pledge of or a grant of any right with respect to, any securities of the Company; (B) “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (whether or not such sale or position is “against the box”); and (C) all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and purchases, sales and other transactions through U.S. broker dealers, non-U.S. broker dealers or foreign regulated brokers involving securities of the Company. Notwithstanding the foregoing, if the Investor is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the representations set forth above shall only apply with respect to (i) the portfolio manager, and the portion of assets managed by such portfolio manager, with investment authority over the Investor Exchanged 2011 Notes and the Exchange (the “Securities Division”) and (ii) any other portfolio managers managing assets other than the assets of the Securities Division or any Affiliate of the Investor which (x) had or has knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the investments of the Securities Division or trading or information concerning such investments and (z) is subject to the review or input of the Securities Division concerning its investments or trading.
     (x) Affiliate Status. The Investor (A) is not and has not been during the consecutive three month period preceding the date of the Exchange, a director or officer of the Company or any of its Subsidiaries; (B) did not acquire any of the Investor Exchanged 2011 Notes, directly or indirectly, in a transaction not involving any public offering during the past six (6) months from an Affiliate of the Company; (C)(1) has owned the Investor Exchanged 2011 Notes, both beneficially and of record, for not less than a period of six (6) months preceding the Closing Date and full consideration for the Investor Exchanged 2011 Notes was provided at least six (6) months prior to the Closing Date; or (2) if the Investor was not the beneficial owner or record owner of the Investor Exchanged 2011 Notes or did not pay full consideration for the Investor Exchanged 2011 Notes for at least six (6) months prior to the Closing Date, it has otherwise met the six-month holding period requirement set forth in Rule 144(d) under the Securities Act; (D) is not the beneficial
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owner or record owner of any securities of the Company other than the Investor Exchanged 2011 Notes and immediately after giving effect to the Exchange will not be the beneficial owner or record owner of any securities of the Company other than the Investor 2015 Notes; and (E) is not party to any voting arrangement or similar arrangement with respect to any voting securities of the Company.
     (xi) Reasonable Best Efforts. The Investor shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 3 of this Agreement.
     (xii) DWAC Withdrawal/Deposit. The Investor shall, subject to the prior or concurrent satisfaction or waiver of the conditions set forth in Section 4 hereof, instruct and cause the DTC participant that holds the Investor Exchanged 2011 Notes to deliver the Investor Exchanged 2011 Notes by submitting a DWAC withdrawal on or prior to Closing in the aggregate amount of the Investor Exchanged 2011 Notes. The Investor shall, subject to the prior or concurrent satisfaction or waiver of the conditions set forth in Section 4 hereof, instruct and cause the DTC participant that holds the Investor Exchanged 2011 Notes to submit a DWAC deposit on or prior to Closing in the aggregate amount of the Investor Exchanged 2011 Notes.
     (xiii) Tax Matters. Prior to the Closing, the Investor shall deliver to the Company either (i) a Notice of Nonrecognition Transfer (substantially in the form attached as Exhibit E-1), (ii) a Certificate of Non-Foreign Status (substantially in the form attached as Exhibit E-2), or (iii) a Certification of Non-USRPI Status (substantially in the form attached as Exhibit E-3), and Internal Revenue Service Form W-8BEN, Form W-8IMY, Form W-8ECI or Form W-9, as applicable. The Investor (i) intends that this Agreement and the Other Agreements adopt a “plan of reorganization,” as defined in Treasury Regulation Section 1.368—2, that the Exchange shall be treated as pursuant to a “reorganization” described in Section 368(a) of the Code, and that the 2011 Notes and the 2015 Notes shall be treated as “securities” within the meaning of Section 354 of the Code, (ii) agrees that the “issue price” for purposes of Section 1273 and 1274 of the Code of each 2015 Note is $680.00 per $1,000 principal amount, and (iii) covenants not to take any position (whether in audits, tax returns or otherwise) that is inconsistent with subparagraphs (i) and (ii) of this sentence unless required to do so by applicable law.
     (xiv) Sale of Securities. The Investor shall not sell, transfer or otherwise dispose of the Securities except pursuant to an effective registration statement under the Securities Act covering the Securities or an available exemption from registration under the Securities Act.
     (xv) No Withholding. The Investor represents and warrants to the Company that either:
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     (1) it is a United States person within the meaning of Section 7701(a)(30) of the Code; or
     (2) it is not a United States person within the meaning of Section 7701(a)(30) of the Code, and with respect to the 2015 Notes, it (or each of its partners, if the Investor is classified as a partnership for U.S. federal income tax purposes) is (A) not (x) a bank described in Section 881(c)(3)(A) of the Code or (y) a 10-percent shareholder of the Company within the meaning of Section 881(c)(3)(B) and Section 871(h)(3)(B) of the Code after giving effect to the beneficial ownership limitations of the 2015 Notes, Preferred Stock and Common Stock, and (B) eligible for a complete exemption from withholding of tax with respect to the 2015 Notes under the “portfolio interest” exemption, as provided for in Sections 871(h) and 881(c) of the Code.
     (xvi) Preferred Stock. The Investor understands, acknowledges and agrees that the shares of Preferred Stock issuable upon conversion of the Investor 2015 Notes will have no rights (including voting rights) or preferences, other than the right to convert into shares of Common Stock, such other rights provided in the Preferred C of D and such rights as are mandatorily provided by the General Corporation Law of Nevada.
          (b) Investor and Company Representations Relating to Existing Purchase Agreement.
     (i) The Investor represents and warrants to the Company that, on and after the Closing Date, the Company is under no obligation to comply with the covenants and obligations set forth in the Existing Purchase Agreement, and the Investor may not recover for a breach of any such covenant or obligation by the Company that occurs prior to, on or after the Closing Date.
     (ii) The Company represents and warrants to the Investor that, on and after the Closing Date, the Investor is under no obligation to comply with the covenants and obligations set forth in the Existing Purchase Agreement, and the Company may not recover for a breach of any such covenant or obligation by the Investor that occurs prior to, on or after the Closing Date.
          (c) Company Representations and Covenants. The Company hereby represents, warrants and covenants to, and agrees with, the Investor as of the date hereof and as of the Closing Date, that:
     (i) Acknowledgments. The Company hereby irrevocably and unconditionally acknowledges, affirms and covenants to the Investor that as of the date of this Agreement and immediately after giving effect to the transactions contemplated by this Agreement and the Other Agreements:
     (1) the Investor is not in default under the Existing Purchase Agreement, the Investor Exchanged 2011 Notes, the Existing Indenture or
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any of the agreements, arrangements or understandings entered into or agreed upon by the Investor in connection with, or otherwise relating to, the acquisition of the Investor Exchanged 2011 Notes by the Investor (collectively, the “Existing 2011 Notes Documents”), and has not otherwise breached any obligations to the Company or any of the Subsidiaries; and
     (2) there are no offsets, counterclaims or defenses to the obligations, liabilities and indebtedness of every nature of the Company owed under or in respect of any of the Investor Exchanged 2011 Notes or the Investor 2015 Notes (the “Obligations”), including the liabilities and obligations of the Company under the Investor Exchanged 2011 Notes or the Investor 2015 Notes or to the rights, remedies or powers of the Investor in respect of any of the Obligations, any of the Existing 2011 Notes Documents, the Existing Indenture or any of the Transaction Documents, as applicable, and the Company agrees not to, and to cause each of the Subsidiaries not to, interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Investor with respect thereto.
     (ii) Investment Company. The Company is not, and, after giving effect to the transactions contemplated hereby, including the Exchange, the conversion of the Investor 2015 Notes into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture and the conversion of the Investor Preferred Shares, if any, into the Investor Preferred Conversion Shares in the manner contemplated by the Preferred C of D, will not be, required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.
     (iii) Securities Act Exemption; No General Solicitation. Assuming that the Investor’s representations and warranties in Section 2(a) of this Agreement, and the representations and warranties of the Other Investors in Section 2(a) of each of the Other Agreements, are true, the Exchange and each of the Other Exchanges, the conversion of the Investor 2015 Notes into the Exchanged Conversion Shares and the conversion of the other Exchanged 2011 Notes into the Other Investor Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture and the conversion of the Investor Preferred Shares, if any, into the Investor Preferred Conversion Shares and the conversion of the Other Investor Preferred Shares, if any, into the Other Investor Preferred Conversion Shares in the manner contemplated by the Preferred C of D, are and will be exempt from the registration requirements of the Securities Act. None of the Company, any Affiliate of the Company or any Person acting on its or their behalf has used, or will use, any means of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D in connection with the transactions contemplated hereby or by the Other Agreements, including the Exchange and the Other Exchanges, the conversion of the Investor 2015 Notes into the Exchanged Conversion Shares
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and the conversion of the other Exchanged 2011 Notes into the Other Investor Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture and the conversion of the Investor Preferred Shares, if any, into the Investor Preferred Conversion Shares and the conversion of the Other Investor Preferred Shares, if any, into the Other Investor Preferred Conversion Shares in the manner contemplated by the Preferred C of D.
     (iv) Exchange Act Reports. Since December 31, 2008, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto being hereinafter referred to as the “Exchange Act Reports”). The Exchange Act Reports when filed with the SEC together, where applicable, with any amendments thereto, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, and none of such reports when filed with the SEC contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and any further reports so filed prior to the Closing, when such reports are filed with the SEC, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the SEC thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (v) Organization and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Exchange Act Reports, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing in such other jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (vi) Subsidiaries. Schedule 2(c)(vi) sets forth a list of the Subsidiaries and the jurisdiction in which each is organized or incorporated and sets forth the percentage of the outstanding Capital Stock of each Subsidiary that is held by the Company. Other than with respect to the entities listed on Schedule 2(c)(vi), the Company does not directly or indirectly own any security or beneficial interest in any other Person (including through joint venture or partnership agreements). Each of the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation or other business entity in good standing under the laws of its jurisdiction of incorporation or
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organization, with power and authority (corporate and other) to own its properties and conduct its business, and has been duly qualified as a foreign corporation or other business entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing in such other jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and all of the outstanding shares of Capital Stock (or other equity interests in the case of non-corporate subsidiaries) of each Subsidiary have been duly authorized and validly issued, are fully paid and non assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims, except for (1) such liens, encumbrances, security interests and claims relating to the pledge of Capital Stock (or other equity interests in the case of non-corporate subsidiaries) of the Subsidiaries pursuant to the Company’s revolving credit agreement dated as of March 29, 2006 (“Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent for the lenders thereto, and (2) such Liens as are listed on Schedule 2(c)(vi) hereto.
(vii) Equity Capitalization.
     (1) The Company has, as of the date hereof, duly authorized capital stock consisting of 305,000,000 shares of all classes of stock, of which (A) 300,000,000 shares are Common Stock, of which as of the date hereof, (i) 107,695,197 shares are issued and outstanding, (ii) 73,700 shares are held in treasury, (iii) 11,973,297 shares are issuable upon exercise of outstanding options and (iv) 1,399,293 and 341,450 shares are reserved for issuance under the Company’s stock option plan and restricted stock plan, respectively (as of December 31, 2009, and as of December 31 of each succeeding year, the number of shares of common stock issuable under the Company’s stock option plan automatically increases so that the total number of shares of Common Stock issuable under such plan is equal to 10% of the total number of shares of Common Stock outstanding on such date), and (B) 5,000,000 shares are Preferred Stock, par value $0.001 per share, of which as of the date hereof, 20,000 have been designated as Series B Convertible Preferred Stock, and none of which are issued and outstanding;
     (2) All of the shares of Common Stock outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable; and
     (3) Except as set forth in the Exchange Act Reports: (A) there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of Capital Stock of any Subsidiary, or any such warrants,
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convertible securities or obligations, except pursuant to this Agreement, the Other Agreements, the Exchanged Indenture and the Preferred C of D; and (B) there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any Person the right to require either the Company to file a registration statement under the Securities Act with respect to any securities of the Company or requiring the Company to include such securities with the Securities registered pursuant to any registration statement.
     (viii) Authorization of Exchanged Indenture. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Exchanged Indenture, subject, solely for purposes of the issuance of an aggregate number of shares of Common Stock issuable upon conversion of the 2015 Notes and upon conversion of any Preferred Stock issued or issuable upon conversion of, or as payment on, the 2015 Notes in excess of the Exchange Cap (as defined in the Exchanged Indenture), to the Shareholder Approval (as defined in the Exchanged Indenture). The Exchanged Indenture has been duly and validly authorized by the Company, and upon its execution and delivery (assuming due authorization, execution and delivery by the Trustee), will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.
     (ix) Issuance of 2015 Notes. The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Investor 2015 Notes, subject, solely for purposes of the issuance of an aggregate number of shares of Common Stock issuable upon conversion of the 2015 Notes and upon conversion of any Preferred Stock issued or issuable upon conversion of, or as payment on, the 2015 Notes in excess of the Exchange Cap, to the Shareholder Approval. The Investor 2015 Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Exchanged Indenture, assuming due authentication of the Investor 2015 Notes by the Trustee, upon delivery to the Investor against payment therefore in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Exchanged Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.
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     (x) Issuance of Exchanged Conversion Shares. The Company has all requisite corporate power and authority to reserve for issuance and to issue and deliver the Exchanged Conversion Shares issuable upon conversion of, or as payment on, the Investor 2015 Notes, the Other Investor Exchanged Conversion Shares issuable upon conversion, or as payment on, of the other 2015 Notes, the Investor Preferred Conversion Shares issuable upon conversion of the Investor Preferred Shares, if any, and the Other Investor Preferred Conversion Shares issuable upon conversion of the Other Investor Preferred Shares, if any, subject, solely for purposes of the issuance of an aggregate number of shares of Common Stock issuable upon conversion of on, the 2015 Notes, and upon conversion of any Preferred Stock issued or issuable upon conversion of, or as payment on, the 2015 Notes in excess of the Exchange Cap, to the Shareholder Approval. The Preferred C of D has been duly and validly authorized, approved and adopted by the Company’s Board of Directors in accordance with Nevada law, prior to the Closing will have been filed with, and accepted by, the Secretary of State of the State of Nevada, has not and prior to the Closing will not have been amended or otherwise modified, and is in full force and effect. The Exchanged Conversion Shares and the Investor Preferred Conversion Shares have been duly and validly authorized by the Company and when issued upon conversion of the Investor 2015 Notes in accordance with the terms of the Exchanged Indenture and upon conversion of the Investor Preferred Shares in accordance with the terms of the Preferred C of D, respectively, will be validly issued, fully paid and non-assessable (in the case of the Investor Preferred Shares, entitled to the benefits of the Preferred C of D), free of any liens, encumbrances or restrictions on transfers (other than liens, encumbrances and restrictions on transfer created or imposed by the Investor or pursuant to federal or state securities laws), and neither the issuance of the Exchanged Conversion Shares nor the issuance of any Investor Preferred Conversion Shares will be subject to any preemptive or similar rights.
     (xi) Authorization of this Agreement. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company, and (assuming due authorization, execution and delivery by the Investor) constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.
     (xii) Authorization of Other Transaction Documents. Each of the Company and the Subsidiaries (as applicable) has all requisite corporate or other organizational power and authority to execute, deliver and perform its obligations under the Guaranty and each of the other Transaction Documents to
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which it is a party or by which it is bound (excluding this Agreement, the Exchanged Indenture and the Investor 2015 Notes). Each of the Transaction Documents (excluding this Agreement, the Exchanged Indenture and the Investor 2015 Notes) has been duly and validly authorized by the Company and each of the Subsidiaries party thereto, and upon its execution and delivery (assuming due authorization, execution and delivery by the other parties thereto), will constitute the valid and binding agreement of the Company and such Subsidiaries, enforceable against the Company and such Subsidiaries in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing. Other than the Required Approvals (as defined below) and, subject, solely for purposes of the issuance of an aggregate number of shares of Common Stock issuable upon conversion of the 2015 Notes and upon conversion of any Preferred Stock issued or issuable upon conversion of, or as payment on, the 2015 Notes in excess of the Exchange Cap, the Shareholder Approval, no consent, authorization or approval is required of the Company, any of the Subsidiaries or any of their respective boards of directors, members, managers, shareholders, other equityholders or holders of beneficial interests, as applicable, under the Company’s Articles of Incorporation as in effect as of the date this representation is made, including any certificates of designations thereunder then in effect (the “Articles of Incorporation”), the Bylaws of the Company (the “Bylaws”), any similar organizational documents of any of the Subsidiaries, applicable law or the rules of the NYSE Amex LLC (the “Principal Market”).
     (xiii) No Conflicts. Subject to obtaining the Required Approvals and, solely for purposes of the issuance of an aggregate number of shares of Common Stock issuable upon conversion of the 2015 Notes and upon conversion of any Preferred Stock issued or issuable upon conversion of, or as payment on, the 2015 Notes in excess of the Exchange Cap, to the Shareholder Approval, the issue and sale of the Investor 2015 Notes and the other 2015 Notes, the issuance by the Company of the Exchanged Conversion Shares upon conversion of the Investor 2015 Notes and of the Other Investor Exchanged Conversion Shares upon conversion of the other 2015 Notes and the issuance by the Company of the Preferred Conversion Shares upon conversion of the Investor Preferred Shares, if any, and of the Other Investor Preferred Conversion Shares upon conversion of the Other Investor Preferred Shares, if any, and the execution, delivery and performance by each of the Company and the Subsidiaries (as applicable) of all their respective obligations under, the Investor 2015 Notes, the Exchanged Indenture, the Guaranty, the Preferred C of D, this Agreement and each of the other Transaction Documents, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien
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upon any property or assets of the Company or any of the Subsidiaries under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the Bylaws or similar organizational documents of any of the Subsidiaries or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Subsidiaries or any of their respective properties (provided, however, that no representation is made pursuant to this Section 2(c)(xiii) with respect to the registration requirements and anti-fraud provisions of federal and state securities laws).
     (xiv) Consents. No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Investor 2015 Notes or the other 2015 Notes or the issuance by the Company of the Exchanged Conversion Shares upon conversion of the Investor 2015 Notes or of the Other Investor Exchanged Conversion Shares upon conversion of the other 2015 Notes or the issuance by the Company of the Investor Preferred Conversion Shares upon conversion of the Investor Preferred Shares, if any, or of the Other Investor Preferred Conversion Shares upon conversion of the Other Investor Preferred Shares or the execution, delivery and performance by the Company and the Subsidiaries of all their respective obligations under the 2015 Notes, the Exchanged Indenture, the Guaranty, the Preferred C of D, this Agreement and each of the other Transaction Documents and the consummation of the transactions herein and therein contemplated, except (i) such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required under state securities or blue sky laws in connection with the resale of the Securities by the Investor, (ii) such consents, approvals, authorizations or waivers as may be required (and which have been obtained on or prior to the date hereof) under the Company’s Credit Agreement, (iii) the filing of the Preferred C of D with the Secretary of State of the State of Nevada (clauses (i), (ii) and (iii) collectively, the “Required Approvals”), and (iv) solely for purposes of the issuance of an aggregate number of shares of Common Stock issuable upon conversion of the 2015 Notes and upon conversion of any Preferred Stock issued or issuable upon conversion of, or as payment on, the 2015 Notes in excess of the Exchange Cap, the Shareholder Approval. Except as described in the Exchange Act Reports, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts that could reasonably be expected to lead to delisting or suspension of the Common Stock in the foreseeable future.
     (xv) No Integration Offerings. None of the Company, any of its “affiliates” (as defined in Rule 501(b) of Regulation D) or any Person acting on behalf of the Company or such affiliate has sold, offered for sale or solicited
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offers to buy or otherwise negotiated in respect of, or will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of, any “security” (as defined in the Securities Act) that would be integrated with the transactions contemplated hereby and by the Other Agreements, including the Exchange and the Other Exchanges, the conversion of the Investor 2015 Notes into the Exchanged Conversion Shares and of the other 2015 Notes into the Other Investor Exchanged Conversion Shares as contemplated by the Exchanged Indenture and the conversion of the Investor Preferred Shares, if any, into the Investor Preferred Conversion Shares and of the Other Investor Preferred Shares, if any, into the Other Investor Preferred Conversion Shares as contemplated by the Preferred C of D, for purposes of the Securities Act or the shareholder approval requirements of the Principal Market, or that would require the registration under the Securities Act of any of the Securities. The Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated with any of the transactions contemplated hereby and by the Other Agreements for purposes of the Securities Act or the shareholder approval requirements of the Principal Market.
     (xvi) Financial Statements. The consolidated financial statements, and the related notes thereto, of the Company included in the Exchange Act Reports present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments); and said financial statements have been prepared in conformity with GAAP (as defined herein) and practices applied on a consistent basis (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements).
     (xvii) Accountants. KPMG LLP, who has certified certain financial statements of the Company included in the Exchange Act Reports, are independent registered public accountants as required under the Securities Act.
     (xviii) Title. The Company and the Subsidiaries have good and indefeasible title or, with respect to oil and gas properties, defensible title to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens except as are described in the Exchange Act Reports or Permitted Liens (as defined in the Exchanged Indenture); and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid and subsisting leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries, in each case except as described in or contemplated by the
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Exchange Act Reports or where such invalidity or unenforceability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (xix) Regulatory Permits. The Company and each of the Subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders of and from all governmental and regulatory officials and bodies that are necessary to own or lease and operate their properties and conduct their businesses in the manner described in the Exchange Act Reports and that are material in relation to the business of the Company and the Subsidiaries, taken as a whole.
     (xx) Legal Proceedings. Except as described in the Exchange Act Reports, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries or any of their respective properties or to which the Company or any of the Subsidiaries is or may be a party or to which any property of the Company or any of the Subsidiaries is or may be the subject which, if determined adversely to the Company or any of the Subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the aggregate of all pending legal and governmental proceedings that are not described in the Exchange Act Reports to which the Company or any of the Subsidiaries is a party or which affect any of their respective properties and in which there is a reasonable possibility of an adverse decision, including ordinary routine litigation incidental to the business of the Company or of the Subsidiaries, would not reasonably be expected to have a Material Adverse Effect; and, to the best of Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     (xxi) Employee Relations.
     (1) No labor disputes exist with employees of the Company or of any Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and
     (2) The Company and the Subsidiaries are in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), except where the failure to be in such compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability, except where such liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except for matters that would not, individually or in the
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aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of the Subsidiaries has incurred or expects to incur liability under (a) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (b) Section 412 or 4971 of the Code, including the regulations and published interpretations thereunder; and each “pension plan” for which the Company and each of the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected cause the loss of such qualification; and no “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of Code or “accumulated funding deficiency” (as defined in Section 302 of ERISA) has occurred.
     (xxii) Taxes. The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes required to have been paid by them and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith by appropriate proceedings for which the Company and the Subsidiaries maintain adequate reserves in accordance with GAAP, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and, except as disclosed in the Exchange Act Reports, to the best of the Company’s knowledge, there is no tax deficiency which has been or would reasonably be expected to be asserted or threatened against the Company or any Subsidiary. The Company (i) intends that this Agreement and the Other Agreements adopt a “plan of reorganization,” as defined in Treasury Regulation Section 1.368–2, that the Exchange and the Other Exchanges shall be treated as pursuant to a “reorganization” described in Section 368(a) of the Code, and that the 2011 Notes and the 2015 Notes shall be treated as “securities” within the meaning of Section 354 of the Code, (ii) agrees that the “issue price” for purposes of Sections 1273 and 1274 of the Code of each 2015 Note is $680.00 per $1,000 principal amount, and (iii) covenants not to take any position (whether in audits, tax returns or otherwise) that is inconsistent with subparagraphs (i) and (ii) of this sentence unless required to do so by applicable law. Based on the Investor’s representations in Section 2(a)(xv)(2) of this Agreement, the Company will not withhold U.S. federal withholding tax on payments made on the 2015 Notes under the portfolio interest exemption provided for in the Code; provided, however, that if (i) the Internal Revenue Service challenges the applicability of such exemption with respect to any such payments, or to payments made under similar circumstances or to similarly situated investors, or (ii) the Company reasonably determines that withholding is required based on a change in law (or interpretation thereof) after the date of this Agreement, including any change in the Code or Treasury regulations issued thereunder, published guidance, or any administrative rulings or judicial decisions issued after the date of this Agreement, the Company shall withhold all amounts
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required to be withheld from such payments assuming the portfolio interest exemption is inapplicable to such payments.
     (xxiii) Absence of Certain Changes. Except as disclosed in the Exchange Act Reports, since December 31, 2009, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole. Except as disclosed in the Exchange Act Reports or pursuant to the Transaction Documents, since December 31, 2009, (A) there has not been any change in the Capital Stock (including any stock dividend, stock split, stock combination or similar transaction) or long-term debt of the Company or any of its Subsidiaries, or any issuance of any options, warrants, convertible securities or rights to purchase Capital Stock of the Company or any of the Subsidiaries; (B) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its Capital Stock; and (C) neither the Company nor any of the Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and the Subsidiaries, taken as a whole.
     (xxiv) Conduct of Business. Except as set forth in the Exchange Act Reports, neither the Company nor any of the Subsidiaries (A) is in violation of its organizational documents, including any certificate of designation, preferences or rights of any outstanding series of preferred stock, (B) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, under any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain or maintain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (B) and (C), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Exchange Act Reports, during the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.
     (xxv) Environmental Laws. Each of the Company and the Subsidiaries is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any
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Hazardous Material (collectively, “Environmental Laws”), except where such non-compliance with Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.
          (xxvi) Outstanding Indebtedness; Liens. Except as set forth on the Most Recent Balance Sheet, on Schedule 2(c)(xxvi) or as disclosed in the Exchange Act Reports, (A) neither the Company nor any of the Subsidiaries has any outstanding Indebtedness, and (B) there are no Liens on any of the assets of the Company or the Subsidiaries other than Permitted Liens.
          (xxvii) Financial Advisors. The Company acknowledges that it has engaged each of Lazard Frères & Co. LLC and CoveView Advisors LLC as financial advisors in connection with transactions contemplated hereby and by the other Transaction Documents (the “Advisors”). Other than the Advisors, the Company has not engaged any placement agent, financial advisor or other agent in connection with the transactions contemplated hereby or by any of the other Transaction Documents. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with, or otherwise relating to, any claim by or on behalf of the Advisors or any other placement agent, financial advisor or other agent with respect to any such engagement.
          (xxviii) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, directly or indirectly, (A) taken any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities, or (B) other than actions taken by the Advisors, sold, bid for, purchased, or paid any compensation for soliciting purchases of, the 2015 Notes.
          (xxix) Internal Accounting and Disclosure Controls. Each of the Company and the Subsidiaries (1) maintains a system of internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets and liabilities; (C) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization; and (D) the
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recorded accountability for its assets and liabilities is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (2) maintains a system of “disclosure controls and procedures” (as such term is defined in Rule 13a-14(c) under the Exchange Act).
     (xxx) Transfer Taxes. On or after the Closing Date, all stock transfer and other similar taxes (which, for the avoidance of doubt, does not include income or similar taxes) which are required to be paid in connection with transactions contemplated hereby, including the Exchange, the conversion of the Investor 2015 Notes into the Exchanged Conversion Shares in the manner contemplated by the Exchanged Indenture and the conversion of the Investor Preferred Shares, if any, into the Investor Preferred Conversion Shares, will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with in all material respects.
     (xxxi) Intellectual Property. Each of the Company and the Subsidiaries owns or possesses the right to use the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”) reasonably necessary to carry on the business conducted by each as conducted on the date hereof, except to the extent that the failure to own or possess the right to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, except as disclosed in the Exchange Act Reports, neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (xxxii) Application of Takeover Protections; Rights Agreement. No control share acquisition, business combination, poison pill (including distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or any certificates of designations or the laws of the State of Nevada is, nor shall become, applicable to the Investor as a result of the transactions contemplated by this Agreement or the other Transaction Documents, including the Company’s issuance of the Securities and the Investor’s ownership of the Securities. Except for the beneficial ownership limitations in the Exchanged Indenture and the Preferred C of D, the Company does not presently have a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.
     (xxxiii) Dilutive Effect. The Company understands and acknowledges that the number of (1) Exchanged Conversion Shares issuable upon conversion of the Investor 2015 Notes, and (2) Investor Preferred
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Conversion Shares issuable upon conversion of the Investor Preferred Shares, will increase in certain circumstances. Any dilutive effect that the issuance of (a) the Exchanged Conversion Shares issuable upon conversion of the Investor 2015 Notes in accordance with this Agreement and the Exchanged Indenture or (b) the Investor Preferred Conversion Shares issuable upon conversion of the Investor Preferred Shares, if any, in accordance with the Preferred C of D, may have on the ownership interests of other shareholders of the Company shall have no effect on the Company’s obligation to issue the Exchanged Conversion Shares upon conversion of the Investor 2015 Notes in accordance with this Agreement and the Exchanged Indenture or the Investor Preferred Conversion Shares upon conversion of the Investor Preferred Shares in accordance with the Preferred C of D.
     (xxxiv) Acknowledgment Regarding Investor’s Exchange of Securities and Trading Activities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the Investor Transaction Documents and the transactions contemplated hereby and thereby and that no Participating Investor is, immediately after giving effect to the Exchange and the transactions contemplated thereby, (1) an officer or director of the Company or any of the Subsidiaries or (2) assuming or relying upon the accuracy or correctness of the representations and warranties given by each Participating Investor under Section 2(a)(x) of this Agreement and the Other Agreements, an Affiliate of the Company or any of its Subsidiaries. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company or any of the Subsidiaries (or in any similar capacity) with respect to this Agreement, the Exchanged Indenture, the 2015 Notes or any of the other Transaction Documents or the transactions contemplated hereby or thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents or the transactions contemplated hereby or thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives. Except as provided in Section 2(a)(ix), the Investor has not been asked by the Company or any of the Subsidiaries to agree, nor has the Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company or “derivative” securities based on securities issued by the Company, or to hold any of the Investor 2015 Notes, the Exchanged Conversion Shares or the Investor Preferred Conversion Shares for any specified term. Such aforementioned activities do not constitute a breach of any of the Transaction Documents, subject to the Investor’s compliance with applicable securities laws.
     (xxxv) Disclosure. Other than such information set forth in the 8-K Filing (as defined below), the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel
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with any information that constitutes or could reasonably be expected to constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company and the Subsidiaries, their business and the transactions contemplated hereby, including the Exhibits and Schedules to this Agreement, furnished by or on behalf of the Company, taken on the whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of the Subsidiaries or either of their respective businesses, properties, prospects, operations, results of operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
     (xxxvi) Reasonable Best Efforts. The Company shall use its reasonable best efforts to timely satisfy each of the conditions provided in Sections 3 and 4 of this Agreement.
     (xxxvii) No Event of Default. As of the date hereof, there is not any continuing Default or Event of Default under any of the Exchanged 2011 Notes or the Existing Indenture. After giving effect to the terms of this Agreement and the Other Agreements, no Default or Event of Default (each as defined in the Exchanged Indenture) shall have occurred and be continuing as of the date this representation is made.
     (xxxviii) Holding Period. For the purposes of Rule 144(d) under the Securities Act, the Company acknowledges that (A) the holding period of the 2011 Notes may be tacked onto the holding period of the 2015 Notes, the shares of Common Stock and Preferred Stock issued or issuable upon conversion of the 2015 Notes, and the shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock issued or issuable upon conversion of any of the 2015 Notes, (B) the holding period of the 2015 Notes may be tacked onto the holding period of the shares of Common Stock and Preferred Stock issued or issuable upon conversion of the 2015 Notes, and the shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock issued or issuable upon conversion of, or as payment on, any of the 2015 Notes, and (C) the holding period of the shares of Preferred Stock issued or issuable upon conversion of, or as payment on, any of the 2015 Notes may be tacked onto the holding period of the shares of Common Stock issued or issuable upon conversion of any such shares of Preferred Stock and the Company agrees not to take any position contrary to this Section 2(c)(xxxviii).
     (xxxix) Fees and Expenses. Whether or not the transactions contemplated herein are consummated or this Agreement is terminated, the
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Company shall pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including all fees, costs and expenses (1) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (2) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Investor may reasonably designate, (3) related to any filing with the Financial Industry Regulatory Authority (FINRA) and (4) in connection with satisfying its obligations under Section 2(c)(xxxv); provided however, it being understood that, except as expressly set forth in this Section 2(c)(xxxix) and Section 6(s), the Company shall have no obligation to pay any costs and expenses of any of the Participating Investors.
     (xl) 2011 Notes Remaining Outstanding. Immediately following the Exchange, not more than $5 million in aggregate principal amount of the 2011 Notes will remain outstanding.
     (xli) Most Favored Nation. None of the terms offered to any of the Participating Investors with respect to any amendment, settlement or waiver (each a “Settlement Document”) relating to the terms, conditions and transactions contemplated hereby, is or shall be more favorable to such Person than those of the Investor and, if the foregoing representation, warranty, covenant and agreement has been breached, then this Agreement shall be, without any further action by the Investor or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms contained in such Settlement Document. The Other Agreements are, and shall be, identical to this Agreement other than for the Proportionate Changes and other than applicable closing dates for the transactions contemplated by the Other Agreements with respect to the exchange of up to an aggregate of $3,500,000 in principal amount of the 2011 Notes. Notwithstanding the foregoing, the Investor acknowledges that, pursuant to the Investor Rights Agreement, the Company has agreed that certain Participating Investors will have the right to nominate one member of the Company’s Board of Directors, upon terms and conditions set forth in the Investor Rights Agreement.
     (xlii) Additional Debentures; Variable Securities. From the date hereof until the first day following the Closing Date on which no 2015 Notes are outstanding, the Company will not issue any 2015 Notes other than to the Participating Investors as contemplated hereby and by the Other Agreements and the Company shall not issue any other securities that would cause a breach or default under the 2015 Notes or the Exchanged Indenture. From the date hereof until the first day following the Closing Date on which no 2015 Notes are outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or that are directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the
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Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price with respect to the Common Stock into which any 2015 Notes are convertible provided, however, that solely for purposes of clarification, the parties hereto acknowledge and agree that the foregoing shall not apply to the participation by any employee, officer or director of the Company or any of the Subsidiaries in any Approved Share Plan (as defined below) but shall apply to any other issuance of securities pursuant to any such Approved Share Plan; provided further, that the reference in this sentence to the issuance or sale of any rights, warrants or options is not intended to restrict the Company from entering into an agreement for the sale of securities where the fixed price relating to such security is determined at the closing of the applicable transaction and such closing is to occur after the Company enters into such agreement.
     (xliii) Regulation M. The Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby.
     (xliv) No Resale. The Company will not, and will use its reasonable best efforts to not permit any of its Affiliates, without the prior written consent of the Participating Investors holding a majority of the aggregate principal amount of outstanding 2015 Notes, to resell any of the Securities which constitute “restricted securities” under Rule 144 under the Securities Act (“Rule 144”) that have been reacquired by any of them, except for Securities purchased by the Company or any of its Affiliates and resold in a transaction registered under the Securities Act.
     (xlv) Book Entry Transfer. The Company agrees to comply with all the terms and conditions of all agreements set forth in the representation letters of the Company to DTC, in each case relating to the approval of the 2015 Notes and the shares of Common Stock and Preferred Stock issuable upon conversion of the 2015 Notes by DTC for “book entry” transfer.
     (xlvi) Stop Orders. The Company will advise the Investor, within one Business Day after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.
     (xlvii) Additional Issuances of Securities.
     (1) For purposes of this Section 2(c)(xlvii), the following definitions shall apply.
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          (A) “Convertible Securities” means any Capital Stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.
          (B) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
          (C) “Common Stock Equivalents” means, collectively, Options and Convertible Securities.
          (D) “Subsequent Placement” means the offer, sale, grant of any option to purchase, or other disposition by the Company of any of its or the Subsidiaries’ Capital Stock or Capital Stock equivalents, including any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents.
     (2) The Company will not, directly or indirectly, effect any Subsequent Placement during the period commencing with the date of this Agreement and ending on the eighteenth (18th) month anniversary of the Closing Date (the “Participation Period”), unless the Company shall have first complied with this Section 2(c)(xlvii)(2).
     (A) In the event the Company desires to effect any Subsequent Placement during the Participation Period, the Company shall deliver to each Participating Investor, provided that such Participating Investor, together with its Affiliates, holds 2015 Notes issued to such Participating Investor at, contemporaneously with or from time to time after, the Closing, in each case pursuant to this Agreement or an Other Agreement, in an aggregate principal amount representing at least thirty five percent (35%) of the principal amount of the 2015 Notes issued to such Participating Investor at, contemporaneously with or from time to time after, the Closing, in each case pursuant to this Agreement or an Other Agreement (the “Minimum Securities”), an initial written notice regarding a potential Subsequent Placement that does not contain any material non-public information with respect to the Company or any of the Subsidiaries (other than the possibility of a Subsequent Placement, to the extent information regarding such potential Subsequent Placement is material) (an “Initial Notice”), and, if within three Business Days after receipt of such Initial Notice such Participating Investor agrees in writing (together with a representation that such Participating Investor, together with its Affiliates, holds the Minimum Securities) to accept material non-public information regarding such potential Subsequent Placement and execute and deliver a confidentiality agreement in the form attached hereto as Schedule I, the Company shall deliver to such Participating Investor an
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irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (i) identify and describe the Offered Securities; (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged; and (iii) offer to issue and sell to or exchange with such Participating Investors in the aggregate up to thirty five percent (35%) of the Offered Securities, allocated pro rata among such Participating Investors based on the Participating Investors’ relative Participation Amounts (any Participating Investor’s pro rata portion thereof, including the pro rata portion of the Investor, being referred to as such Participating Investor’s “Basic Amount”). If any Participating Investors subscribe for less than their Basic Amount, then the Company shall give the Participating Investors who subscribed for their Basic Amount written notice of such excess Offered Securities (a “Supplemental Offer Notice”) and allow each Participating Investor who elected to purchase its Basic Amount the opportunity to purchase the excess Offered Securities (the “Undersubscription Amount”). Notwithstanding anything herein to the contrary, if a Participating Investor has delivered a written notice to the Chief Executive Officer or Chief Financial Officer of the Company (an “Information Notice”) that it does not desire to receive any Initial Notices or Offer Notices pursuant to this Section 2(c)(xlvii)(2)(A), or otherwise receive information regarding any potential Subsequent Placements, then, after the Company’s actual receipt (notwithstanding the provisions for deemed receipt in Section 6(m)) of such Information Notice, the Company shall not be obligated pursuant to this Section 2(c)(xlvii)(2)(A) to, and the Company shall not, deliver to such Participating Investor any Initial Notices or Offer Notices, or any other non-public information with respect to any Subsequent Placement, unless and until the Company has actually received (notwithstanding the provisions for deemed receipt in Section 6(m)) from such Participating Investor a subsequent notice revoking its Information Notice (a “Revocation Notice”). Accordingly, in the event a Participating Investor delivers to the Company an Information Notice, during the period commencing with the date on which such Information Notice has been received by the Company and ending on the date on which a Revocation Notice revoking such Information Notice is received by the Company, such Participating Investor shall not have any rights pursuant to this Section 2(c)(xlvii)(2) to participate in a Subsequent Placement.
     (B) To accept an Offer, in whole or in part, such Participating Investor must deliver a written notice (the “Notice of Acceptance”) to the Company prior to the end of the fifth (5th) Business Day after such Participating Investor’s receipt of the Offer Notice or the end of the fifth (5th) Business Day after such Participating Investor’s receipt of any Supplemental Offer Notice, as applicable (such periods, in
Exchange Agreement, Page 27

the aggregate, the “Offer Period”), setting forth the portion of such Participating Investor’s Basic Amount that such Participating Investor elects to purchase and, if such Participating Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Participating Investor elects to purchase; provided, however, that if the Undersubscription Amount subscribed for exceeds the difference between the total of all the Basic Amounts permitted to be subscribed for and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), then each Participating Investor that has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Participating Investor bears to the total Basic Amounts of all Participating Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. The Basic Amounts and the Undersubscription Amounts that the Participating Investors are entitled to purchase shall be, in the aggregate, the “Subscribed Securities” (subject to adjustment pursuant to Section 2(c)(xlvii)(2)(D) of this Agreement). Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Participating Investors a new Offer Notice and the Offer Period with respect to such Offer Notice shall expire on the fifth (5th) Business Day after such Participating Investor’s receipt of such new Offer Notice.
          (C) The Company shall have forty-five (45) Business Days from the expiration of the Offer Period above (i) to offer, issue, sell or exchange all or a portion of the Offered Securities, less the Subscribed Securities (the “Subsequent Placement Securities”), pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only upon terms and conditions (including unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice, (ii) if and to the extent the Subsequent Placement and the execution of any Subsequent Placement Agreement constitutes material information with respect to the Company, to file with the SEC a Current Report on Form 8-K in the time period required under the Exchange Act, which shall contain all such information and exhibits thereto as are required by the Exchange Act, and to issue any press release the Company may choose to issue regarding such transaction and (iii) if the Form 8-K described in Section 2(c)(xlvii)(2)(C)(ii) above is not filed, to confirm in writing to the Investor that neither the Company, nor any of the Subsidiaries nor any of their respective officers, directors, employees or agents has provided the Investor or its agents or counsel with any information that constitutes material, non-public information.
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          (D) In the event the Company shall determine to issue, sell or exchange less than all of the Subsequent Placement Securities (any such sale to be in the manner and on the terms specified in Section 2(c)(xlvii)(2)(C) above), then the Company shall, not less than two (2) Business Days prior to the consummation of such issuance, sale or exchange, so notify each Participating Investor, and each Participating Investor may, at its sole option and in its sole discretion at any time prior to the consummation of such issuance, sale or exchange, notify the Company of its election to reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Participating Investor elected to purchase pursuant to Section 2(c)(xlvii)(2)(B) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Subsequent Placement Securities the Company actually determined to issue, sell or exchange, plus the number or amount of Subscribed Securities to be issued or sold pursuant to Section 2(c)(xlvii)(2)(C) above (prior to any reduction pursuant to this Section 2(c)(xlvii)(2)(D)), and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that the Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, such reduced number shall thereafter constitute such Participating Investor’s Subscribed Securities.
          (E) Upon the closing of the issuance, sale or exchange of all or less than all of the Subsequent Placement Securities, each Participating Investor shall acquire from the Company, and the Company shall issue to each Participating Investor, such Participating Investor’s Subscribed Securities. The purchase by each Participating Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Participating Investor of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Participating Investor and its advisors.
          (F) Notwithstanding anything to the contrary contained herein, if the Company does not consummate the closing of the Subsequent Placement within forty-five (45) Business Days of the expiration of the Offer Period, then the offer to, and any acceptance by, the Participating Investors pursuant to this Section 2(c)(xlvii) shall be deemed null and void, and the Company shall not issue or sell any of the Offered Securities until such securities have again been offered to the Participating Investors in accordance with Section 2(c)(xlvii)(2)(A) above. Further, if the Company shall determine to issue, sell or exchange less than all of the Subsequent Placement Securities pursuant to Section 2(c)(xlvii)(2)(D) above, then until such securities have again been offered to the Participating Investors in accordance with Section 2(c)(xlvii)(2)(A) above, the Company shall not issue, sell or
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exchange any of the Offered Securities that it so determined not to issue, sell or exchange, or any of the Subscribed Securities that any Participating Investor determined not to purchase pursuant to Section 2(c)(xlvii)(2)(D) above and Section 2(c)(xlvii) of each of the Other Agreements. Notwithstanding anything to the contrary in this Section 2(c)(xlvii) and unless otherwise agreed to by the Participating Investors, not later than the forty-fifth (45th) Business Day following delivery to the Participating Investors of the Offer Notice, the Company shall either (i) confirm in writing to the Participating Investors that the Subsequent Placement has been abandoned, (ii) make such public disclosures as are required such that the Participating Investors will not be in possession of material non-public information relating to such Subsequent Placement or (iii) confirm in writing that neither the Company, nor any of the Subsidiaries nor any of their respective officers, directors, employees or agents has provided the Participating Investors or their agents or counsel with any information that constitutes material, non-public information. If by the forty-fifth (45th) Business Day following delivery of an Offer Notice no public disclosure regarding the Subsequent Placement has been made, and no notice regarding the abandonment of such transaction has been received by the Participating Investors, then such Subsequent Placement shall be, and shall be deemed to have been, abandoned and the Participating Investors shall not be deemed to be in possession of any material, non-public information with respect to the Company, and the Company shall not issue or sell any of the Offered Securities until such securities have again been offered to the Participating Investors in accordance with Section 2(c)(xlvii)(2)(A) above. The Company shall not be permitted to deliver more than one Initial Notice or Offer Notice to the Participating Investors in any ninety (90) day period.
          (G) The Company and the Participating Investors agree that, if any Participating Investor elects to participate in an Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions not otherwise required by law requiring any Participating Investor to agree to any restrictions in trading as to any securities of the Company owned by such Participating Investor prior to such Subsequent Placement.
     The restrictions contained in this Section 2(c)(xlvii)(2) shall not apply in connection with (1) any Subsequent Placement during the six-month period immediately following the Closing Date if such Subsequent Placement (a) would be integrated with the Exchange for purposes of the Securities Act or any applicable shareholder approval provisions, including under the rules and regulations of the Principal Market or any exchange or automated quotation system on which any of the securities of the Company are listed or designated, and (b) does not involve more than $2,500,000 of the Company’s securities, or (2) the offer, sale, grant of any option to purchase or other disposition of any Excluded Securities. As used herein, (x) “Excluded Securities” means any Capital Stock or Capital Stock equivalents of the Company or any of the Subsidiaries issued
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or issuable: (A) in connection with any Approved Share Plan; (B) in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company for which adjustment is made pursuant the Existing Indenture or the Exchanged Indenture; (C) upon conversion of the 2011 Notes, the 2015 Notes or the Preferred Stock; (D) in the transactions contemplated by this Agreement or any Other Agreement; (E) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter; (F) in connection with mergers, acquisitions, strategic business partnerships or joint ventures, in each case with non-Affiliated third parties and otherwise on an arm’s-length basis, the primary purpose of which, in the reasonable judgment of the Company’s Board of Directors, is not to raise additional capital; and (G) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the date of this Agreement as described in Section 2(c)(vii) hereof, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date; and (y) “Approved Share Plan” means any employee benefit plan which has been approved by the Company’s Board of Directors and shareholders of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.
(xlviii) Public Information.
        (1) At any time during the period commencing on the Closing Date and ending at such time that all of the Securities can be sold either pursuant to a registration statement, or if a registration statement is not available for the resale of all of the Securities, may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 other than any restrictions on sale imposed to the extent that the holder is an affiliate of the Company, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, the Company agrees to pay to each such holder, as liquidated damages and not as a penalty, an amount in cash equal to three-fourths of one percent (0.75%) of the sum of the aggregate principal amount of Investor 2015 Notes then held by such holder, the aggregate stated value of the Investor Preferred Shares then held by such holder, and the value of any shares of Common Stock then held by such holder that were issued upon conversion of the Investor 2015 Notes and/or Investor Preferred Shares determined based on the price at which they were acquired upon conversion (subject to adjustment for subsequent stock splits, stock dividends, stock combinations and similar events), on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144. The liquidated damages payments to which a holder shall be entitled pursuant to this Section 2(c)(xlviii) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (a) the last day of the calendar month during which such Public Information Failure Payments are incurred and (b) the third (3rd) Business Day after the event or failure
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giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of to three-fourths of one percent (0.75%) per month (prorated for partial months) until paid in full. The rate of accrual of the Public Information Failure Payments with respect to any period shall not exceed the rate provided for in this Section 2(c)(xlviii)(1) notwithstanding the occurrence of multiple concurrent Public Information Failures.
        (2) Notwithstanding the foregoing, the parties agree that the sole damages payable for a Public Information Failure with respect to which liquidated damages are expressly provided shall be such liquidated damages. The parties hereto agree that the liquidated damages provided for in this Section 2(c)(xlviii) constitute a reasonable estimate of the damages that may be incurred by any such holder by reason of a Public Information Failure in accordance with the provisions hereof.
     3. CONDITIONS TO THE COMPANY’S OBLIGATIONS HEREUNDER
     The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:
          (a) The Investor shall have duly executed and delivered to the Company this Agreement and each of the Investor Transaction Documents.
          (b) The Investor shall have delivered to the Company (in accordance with the method set forth in the next sentence), pursuant to the Existing Indenture and this Agreement, the Investor Exchanged 2011 Notes being exchanged at the Closing, free and clear of all Liens other than restrictions on transfer under applicable federal and state securities laws. The Investor Exchanged 2011 Notes shall have been delivered by the DTC participant that holds the Investor Exchanged 2011 Notes by submitting a DWAC withdrawal in the aggregate amount of the Investor Exchanged 2011 Notes.
               The DTC participant that holds the Investor Exchanged 2011 Notes shall have submitted a DWAC deposit in the aggregate amount of the Investor Exchanged 2011 Notes.
          (c) The representations and warranties of the Investor set forth herein shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date only), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing Date. The Company shall have received a certificate, executed by an authorized representative of the Investor, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit F.
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          (d) The Investor shall have delivered to the Company either (i) a Notice of Nonrecognition Transfer (substantially in the form attached as Exhibit E-1), (ii) a Certificate of Non-Foreign Status (substantially in the form attached as Exhibit E-2), or (iii) a Certification of Non-USRPI Status (substantially in the form attached as Exhibit E-3).
          (e) The Investor shall have delivered to the Company either Internal Revenue Service Form W-8BEN, Form W-8IMY, Form W-8ECI or Form W-9, as applicable.
     4. CONDITIONS TO THE INVESTOR’S OBLIGATIONS HEREUNDER The obligations of the Investor to the Company hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
          (a) The Company shall have duly executed and delivered to the Investor this Agreement and each of the other Transaction Documents (excluding the Other Agreements and the 2015 Notes (which 2015 Notes shall have been delivered to the Trustee)).
          (b) The Company shall have duly executed and delivered to the Trustee the Exchanged Indenture and the Investor 2015 Notes at the Closing in accordance with Section 1(b) of this Agreement.
          (c) The Trustee shall have executed and delivered the Exchanged Indenture, and the Investor shall have received a copy thereof, duly executed and delivered by the Trustee and the Company.
          (d) The Trustee shall have executed and authenticated the Investor 2015 Notes.
          (e) The Company shall have delivered the Interest Amount to the Investor by wire transfer, in U.S. dollars and immediately available funds, in accordance with wire instructions delivered by the Investor to the Company on or prior to the Closing Date.
          (f) Other Investors holding at least $60,000,000 in aggregate principal amount of Exchanged 2011 Notes (including the aggregate principal amount of the Investor Exchanged 2011 Notes) shall have (i) executed and delivered to the Company the Other Agreements with respect to such Other Exchanges, (ii) satisfied or waived all conditions to the closings contemplated by such Other Agreements and (iii) surrendered to the Company such Exchanged 2011 Notes being exchanged pursuant to such Other Agreements, and the transactions contemplated by such Other Agreements, including the exchange of such Exchanged 2011 Notes held by such Other Investors for the 2015 Notes of the Other Investors shall be consummated contemporaneously with the Closing.
          (g) The Company shall have filed the Preferred C of D with the Secretary of State of the State of Nevada and delivered to the Investor a copy of the Preferred C of D certified by the Secretary of State of the State of Nevada.
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          (h) The Investor shall have received (i) the opinion of Vinson & Elkins LLP, counsel to the Company, dated as of the Closing Date, in substantially the form agreed to on the date hereof and (ii) the opinion of Dill Dill Carr Stonbraker & Hutchings, PC, counsel to the Company, dated as of the Closing Date, in substantially the form agreed to on the date hereof.
          (i) The Company shall have delivered to the Investor a certificate in the form attached hereto as Exhibit G, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions relating to this Agreement and the transactions contemplated hereby, as adopted by the Company’s Board of Directors, (ii) the Articles of Incorporation and (iii) the Bylaws, in the case of clause (ii) and (iii), each as in effect at the Closing.
          (j) The representations and warranties of the Company set forth herein shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date only) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit H.
          (k) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated hereby (other than the Required Approvals described in clause (i) of the definition of Required Approvals and, solely for purposes of the issuance of an aggregate number of shares of Common Stock issuable upon conversion of the 2015 Notes, upon conversion of any Preferred Stock issued or issuable upon conversion of, or as payment on, the 2015 Notes in excess of the Exchange Cap, the Shareholder Approval), and all such consents and approvals shall be in full force and effect.
          (l) The Common Stock (1) shall be designated for quotation or listed on the Principal Market and (2) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor, except as set forth in the Company’s filings with the SEC, shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by the Company’s failing to maintain the minimum listing maintenance requirements of the Principal Market.
          (m) Each Other Investor shall have delivered to the Company (i) a Notice of Nonrecognition Transfer (substantially in the form attached as Exhibit E-1), (ii) a Certificate of Non-Foreign Status (substantially in the form attached as Exhibit E-2), or (iii) a Certification of Non-USRPI Status (substantially in the form attached as Exhibit E-3).
          (n) The Company shall have delivered to the Investor such other documents relating to the Exchange as the Investor or its counsel may reasonably request.
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5.	TERMINATION
          (a) In the event the Closing does not occur by the third Business Day after the Effective Date, or such other date as is mutually agreed to by the Company, the Investor and each other Participating Investor who executed an Other Agreement on the date of this Agreement, due to the Company’s or the Investor’s failure to satisfy the conditions set forth in Sections 3 or 4 (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, if this Agreement is terminated pursuant to this Section 5, the Company shall remain obligated to pay (i) the reasonable legal fees of Katten Muchin Rosenman, LLP, as counsel to each of CNH CA Master Account, L.P. and AQR Absolute Return Master Account, L.P., (ii) up to $20,000 in reasonable legal fees of Schulte Roth & Zabel LLP, as counsel to Kings Road Holdings XIII Ltd, and (iii) up to $20,000 in reasonable legal fees of Akin Gump Strauss Hauer & Feld LLP, as counsel to QVT Associates GP LLC, in each case in accordance with Section 6(s). Any such termination of this Agreement shall not affect the effectiveness of the Existing Purchase Agreement, the Investor Exchanged 2011 Notes, the Existing Indenture or any other Existing 2011 Notes Documents, each of which shall continue in full force and effect in accordance with its terms.
6.	MISCELLANEOUS
          (a) Defined Terms in Exchanged Indenture. For purposes of this Agreement, all references to defined terms as defined in the Exchanged Indenture are only to the Exchanged Indenture in the form attached hereto as Exhibit C.
          (b) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the first (1st) Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the Exchange Act and attaching the material Transaction Documents that have not previously been filed with the SEC by the Company (including the form of this Agreement and the Other Agreements, the form of the Exchanged Indenture and the form of the 2015 Notes) as exhibits to such filing (including all attachments, the “8-K Filing”). The Company represents, warrants and covenants to the Investor that, from and after the filing of the 8-K Filing with the SEC, the Investor (except as set forth in this Section 6(b) or as expressly permitted by Section 2(c)(xlvii)) shall not be in possession of any material, non-public information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. Except as expressly permitted by Section 2(c)(xlvii), the Company shall not, and shall cause each of the Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, non-public information regarding the Company or any of the Subsidiaries from and after the 8-K Filing with the SEC without the express written consent of the Investor. In the event of a breach of the foregoing covenant by the Company, any of the Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company,
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the Subsidiaries, or any of its or their respective officers, directors, employees or agents; provided, however, that the Investor may only exercise this right if the Investor provides the Company with written notice at least 24 hours in advance of the Investor’s disclosure, thereby providing the Company with the opportunity to make the disclosure itself. The Investor shall not have any liability to the Company, any of the Subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Notwithstanding anything to the contrary herein, in the event that the Company believes that a notice or communication to the Investor contains material, nonpublic information relating to the Company or any of the Subsidiaries, the Company shall so indicate to the Investor contemporaneously with delivery of such notice or communication, and such indication shall provide the Investor the means to refuse to receive such notice or communication; and in the absence of any such indication, the holders of the Securities shall be allowed to presume that all matters relating to such notice or communication do not constitute material, nonpublic information relating to the Company or any of the Subsidiaries. Upon receipt or delivery by the Company or any of the Subsidiaries of any notice in accordance with the terms of the Transaction Documents, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or the Subsidiaries, the Company shall within one Business Day after any such receipt or delivery publicly disclose such material, nonpublic information. Subject to the foregoing, the Company shall not, and shall cause each of the Subsidiaries and its and their respective officers, directors, employees and Affiliates not to, and the Investor shall not, and shall cause each of its officers, directors, employees and Affiliates not to, issue any press releases or any other public statements with respect to, or otherwise publicly disclose, the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the 8-K Filing and contemporaneously with, or subsequent to, the filing thereof with the SEC and (B) as is required by applicable law and regulations including the rules and regulations of the Principal Market (provided that in the case of clause (A) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor, neither the Company nor any of the Subsidiaries nor any of their representative officers, directors, employees or Affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law, regulation or the Principal Market. Notwithstanding anything herein to the contrary, the Company shall not, and shall cause each of the Subsidiaries and its and their respective officers, directors, employees and Affiliates not to, and the Investor shall not, and shall cause its officers, directors, employees and Affiliates not to, issue any press releases or any other public statements with respect to, or otherwise publicly disclose, the transactions contemplated hereby prior to the Closing Date unless required by applicable laws and regulations or by the Principal Market.
          (c) Blue Sky; Form D. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Investor promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investor at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing
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Date; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction in which is not so qualified.
          (d) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
          (e) Closing Sets. As soon as is reasonably practicable after the Closing Date, the Company agrees to deliver, or cause to be delivered, to the Investor executed copies of this Agreement and any other document required to be delivered to any party pursuant to Sections 3, 4 or 6 of this Agreement or pursuant to any Other Agreement.
          (f) Counterparts. This Agreement and any amendments hereto may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party each other party shall promptly re-execute an original form of this Agreement or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.
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          (g) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
          (h) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
          (i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, to the extent provided in Section 6(p) hereof, each Indemnified Person, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
          (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          (k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
          (l) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, including any purchasers of the Securities. Except after the Closing in connection with the occurrence of an event set forth in clause (ii) of the definition of “Change of Control” under the Exchanged Indenture, the Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Company. Any assignment or transfer in violation of this Section 6(l) shall be void.
          (m) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one (1) Business Day after deposit with an overnight courier service, or (iv) if the delivery methods set forth in (i), (ii) and (iii) above are

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unavailable, upon the reasonable determination of the party making delivery of such notice, consent, waiver or other communication, when another method of delivery that is reasonably likely to result in the delivery of such notice, consent, waiver or other communication to the party meant to receive the same is used, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
          If to the Company:

Gasco Energy, Inc.
8 Inverness Drive East, Suite 100
Englewood, CO 80112
Telephone: (303) 483-0044
Facsimile: (303) 483-0011
Attention: President
          with a copy (for informational purposes only) to:

Vinson & Elkins LLP
666 Fifth Avenue, 26th Floor
New York, NY 10103-0040
Telephone: 212.237.0251
Facsimile: 917.849.5317
Attention: Caroline Blitzer
          If to an Investor, to its address and facsimile number set forth on the Schedule of Investors, with copies to the Investor’s legal representatives as set forth on the Schedule of Investors, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, (C) provided by an overnight courier service or (D) given by the recipient of such notice, consent, waiver or other communication or provided by the method of delivery used if the delivery methods in (i), (ii) and (iii) above are unavailable, shall be rebuttable evidence of personal or other service, receipt by facsimile or deposit with an overnight courier service, or other receipt by another method of delivery used in accordance with clause (i), (ii), (iii) or (iv) above, respectively.
          (n) Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

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          (o) Survival. The representations and warranties of the Company and the Investor contained in Section 2 of this Agreement and the agreements and covenants set forth in Sections 2 and 6 of this Agreement shall survive the Closing and delivery and conversion of the Securities, as applicable.
          (p) Indemnification.
               (i) In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its shareholders, partners, members, managers, other equityholders, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (each an “Investor Indemnitee” and, collectively, the “Investor Indemnitees”), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Investor Indemnified Liabilities”), incurred by any Investor Indemnitee as a result of, or arising out of, or relating to (i) any failure of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby to be true and correct as of the date hereof or as of the Closing Date (except to the extent any such representation or warranty speaks to an earlier date, in which case, any failure of such representation or warranty to be true and correct as of such earlier date); (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (iii) any cause of action, suit or claim brought or made against an Investor Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (x) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (y) any disclosure made by the Investor pursuant to Section 6(b) of this Agreement, or (z) the status of the Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Investor Indemnified Liabilities which is permissible under applicable law.
               (ii) The Investor agrees to indemnify and hold harmless the Company, its directors, its officers and each Person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the

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Exchange Act (each a “Company Indemnitee” and, collectively, the “Company Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith, and including reasonable attorneys’ fees and disbursements (the “Company Indemnified Liabilities”), incurred by any Company Indemnitee as a result of, or arising out of, or relating to (i) any breach of the agreements or covenants of the Investor set forth in the last sentence of Section 2(a)(xiii) of this Agreement or (ii) any failure of any representation or warranty made by the Investor in Section 2(a)(xv) of this Agreement or in a certificate delivered by the Investor substantially in the form of Exhibit E-3 to be true and correct as of the date hereof or as of the Closing Date. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Company Indemnified Liabilities which is permissible under applicable law. Notwithstanding anything herein to the contrary, the Investor shall not be required or have any obligation to indemnify the Company Indemnitees, or make any contribution to the payment and satisfaction of the Company Indemnified Liabilities, under this Section 6(p) in an aggregate amount in excess of the principal amount of the Investor 2015 Notes issued to the Investor under this Agreement less any other amounts that the Investor has been required to pay with respect to any Company Indemnified Liabilities.
               (iii) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 6(p)(i) or Section 6(p)(ii) hereof, such Person (an “Indemnified Person”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. The failure to deliver written notice to the Indemnifying Person within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Person of any liability to any Indemnified Person under this Section 6(p), except to the extent that the Indemnifying Person is prejudiced in its ability to defend such action; provided that, in any event, the omission so to deliver written notice to the Indemnifying Person shall not relieve the Indemnifying Person of any liability that it may have to any Indemnified Person otherwise than under this Section 6(p). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (B) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (C) the named parties in any such proceeding (including

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any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any one proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Investor and its shareholders, partners, members, managers, other equity holders, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives shall be designated in writing by the Investor, and any such separate firm for the Company, its directors, its officers and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this Section 6(p)(iii), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (X) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (Y) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person.
               (iv) The remedies provided for in this Section 6(p) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
               (v) The indemnity and contribution agreements contained in this Section 6(p) and the representations and warranties of the Company and the Investor, respectively, set forth in this Agreement shall remain operative and in full force and effect regardless of (A) any termination of this Agreement, (B) any investigation made by or on behalf of the Investor or any Person controlling the Investor or by or on behalf of the Company, its officers or directors or any other Person controlling the Company and (C) acceptance of and payment for any of the Securities.

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          (q) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the Investor 2015 Notes and the other Transaction Documents contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought; provided, however, notwithstanding any provision herein to the contrary, at any time after the Closing Date, this Agreement shall be automatically amended, without any action of or consent by the Investor, to conform the terms of this Agreement to the terms of the Other Agreements upon their amendment by parties thereto holding in the aggregate at least a majority of the then outstanding aggregate principal amount of the 2015 Notes. The Company shall promptly provide written notice to the Investor of any such amendment. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement or the Other Agreements unless the same consideration also is offered to all of the parties to this Agreement and the Other Agreements. Following the Closing Date, neither the Company nor the Investor shall have any obligations to the other, nor shall the Company or the Investor have any rights against the other, under the Existing Purchase Agreement, the Existing Indenture, the Investor Exchanged 2011 Notes or any of the other Existing 2011 Notes Documents.
          (r) Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement or any other Transaction Document are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Investor pursuant hereto or by any Other Investor pursuant to any Other Agreement, shall be deemed to constitute the Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document and the Company acknowledges that the Participating Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of any other Transaction Document, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.
          (s) Fees and Expenses. Each party shall be responsible for its own fees and expenses incurred in connection with this Agreement. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by the Investor or its Affiliates) relating to or arising out of the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall pay on the

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earlier of the Closing Date and the first (1st) Business Day following any termination of this Agreement pursuant to Section 5 hereof, (1) the reasonable legal fees of Katten Muchin Rosenman LLP, as counsel to each of CNH CA Master Account, L.P. and AQR Absolute Return Master Account, L.P., (2) up to $20,000 in reasonable legal fees of Schulte Roth & Zabel LLP, as counsel to Kings Road Holdings XIII Ltd, and (3) up to $20,000 in reasonable legal fees of Akin Gump Strauss Hauer & Feld LLP, as counsel to QVT Associates GP LLC, in each case relating to the transactions contemplated hereby and by the other Transaction Documents.
          (t) Interpretive Matters. Unless the context otherwise requires, (i) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (d) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (e) the use of the word “including” in this Agreement shall be by way of example rather than limitation.
          (u) Other Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.
          “Affiliate” unless otherwise indicated shall have the meaning ascribed to it in Rule 144.
          “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
          “Capital Stock” of any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.
          “Code” means the U.S. Internal Revenue Code of 1986, as amended.
          “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.
          “Indebtedness” of a Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all capital lease

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obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
          “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any option or other agreement to sell or give a security interest in any such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
          “Material Adverse Effect” means a material adverse effect on (i) the operations, business assets, property assets, condition (financial or otherwise), shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole or (ii) the performance of the Company of its obligations under this Agreement, the Exchanged Indenture, the Investor 2015 Notes and the other Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby.
          “Most Recent Balance Sheet” means the Company’s consolidated balance sheet as of March 31, 2010, as included in the Company’s Quarterly Report on Form 10-Q for the period then ended, as filed with the SEC on May 4, 2010.
          “Other Exchanges” means the exchange by the Other Investors and the Company of the Exchanged 2011 Notes for the 2015 Notes pursuant to the Other Agreements.
          “Other Investor Exchanged Conversion Shares” means, collectively, the (i) shares of Common Stock, and (ii) shares of Preferred Stock, in each case issued and issuable upon conversion of the 2015 Notes other than the Investor 2015 Notes, all pursuant to, and in accordance with the terms and conditions of, the Exchanged Indenture.
          “Other Investor Preferred Conversion Shares” means, collectively, the shares of Common Stock issued and issuable upon conversion of the Other Investor Preferred Shares, in each case pursuant to, and in accordance with the terms and conditions of, the Preferred C of D.
          “Other Investor Preferred Shares” means the shares of Preferred Stock issued and issuable upon conversion of, or as payment on, the 2015 Notes other than the Investor 2015 Notes, pursuant to, and in accordance with the terms and conditions of, the Exchanged Indenture.
          “Participation Amount” of any Participating Investor means, the principal amount of the 2015 Notes issued to such Participating Investor at, or contemporaneously with, the Closing, as contemplated hereby or by any of the Other Agreements, as applicable; or, if the

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Company has consented to an assignment pursuant to Section 6(l), the principal amount held by the Participating Investor (or transferee, as applicable) immediately after such assignment.
          “Permitted Lien” means (i) Liens permitted under the Credit Agreement (other than Section 7.02(h) thereof), as in effect on the date of the Exchanged Indenture, without amendment or modification thereafter, (ii) Liens securing Indebtedness permitted under the Credit Agreement (other than pursuant to Section 7.01(j) thereof), as in effect on the date of the Exchanged Indenture, without amendment or modification thereafter, and additional reserve base loans from a commercial bank on customary terms, provided such Liens do not extend to any assets that would not otherwise be permitted to secure Indebtedness under the Credit Agreement and (iii) Liens on Oil & Gas Interests (as defined in the Credit Agreement, as in effect on the date of the Exchanged Indenture, without amendment or modification thereafter) to secure Indebtedness permitted under the Credit Agreement (other than pursuant to Section 7.01(j) thereof), as in effect on the date of the Exchanged Indenture, without amendment or modification thereafter, and additional reserve base loans from a commercial bank on customary terms.
          “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.
          “SEC” means the Securities and Exchange Commission.
          “Subsidiary” means (i) a corporation, a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company, (ii) a partnership in which the Company or a Subsidiary of the Company holds a majority interest in the equity capital or profits of such partnership, or (iii) any other person (other than a corporation) in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such person.
          “Transaction Documents” means each of this Agreement, the 2015 Notes, the Exchanged Indenture, the Preferred C of D, the Guaranty, the Investor Rights Agreement, each of the Other Agreements and each of the other agreements or instruments to which the Company or any of the Subsidiaries is a party or by which it is bound and which is entered into by the parties hereto or thereto in connection with the transactions contemplated hereby and thereby.
[Signature Page Follows]

Exchange Agreement, Page 46

     IN WITNESS WHEREOF, the Company and the Investor have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

COMPANY: GASCO ENERGY, INC.
By:
	Name:	W. King Grant
	Title:	President and Chief Financial Officer

SIGNATURE PAGE TO EXCHANGE AGREEMENT

     IN WITNESS WHEREOF, the Company and the Investor have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

INVESTOR:
By:
Name:
Title:

SIGNATURE PAGE TO EXCHANGE AGREEMENT

Exhibit A
Schedule of Investors

		Aggregate					Investor Broker Account Information
		Principal					(including Name, DTC Participant
		Amount of		Aggregate		Legal Representative’s	Number, and Address, Email Address,
	Address, Email Address,	Exchanged	CUSIP Number of	Principal Amount of		Address, Email Address,	Telephone and Facsimile Number of
	Telephone Number and	2011	Exchanged	2015	Interest	Telephone Number and	DTC Participant that holds the
Investor	Facsimile Number	Notes	2011 Notes	Notes	Amount*	Facsimile Number	Investor’s Exchanged 2011 Notes)
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Kings Road Holdings XIII Ltd	Ogier Fiduciary Services 89 Nexus Way Camana Bay Grand Cayman KY1-9007	3,000,000	367220AA8	3,000,000	$36,666.67	Michael T. Adams,
General Counsel — North
America
Polygon Investment Partners
LP
399 Park Avenue 22nd floor
New York, NY 10022
Direct + 1 212 359 7355
Mobile (917) 443-6663
Fax + 1 212 359 7301
						Email: madams@polygoninv.com	UBS Securities LLC 1285 Avenue of the Americas New York, NY 10019 DTC: 0642 Contact: David Madden David.Madden@ubs.com 212 713-9837

Kings Road Holdings XIII Ltd	Ogier Fiduciary Services 89 Nexus Way Camana Bay Grand Cayman KY1-9007	11,250,000	367220AB6	11,250,000	$137,500.00	Michael T. Adams,
General Counsel — North
America
Polygon Investment Partners
LP
399 Park Avenue 22nd floor
New York, NY 10022
Direct + 1 212 359 7355
Mobile (917) 443-6663
Fax + 1 212 359 7301
						Email: madams@polygoninv.com	UBS Securities LLC 1285 Avenue of the Americas New York, NY 10019 DTC: 0642 Contact: David Madden David.Madden@ubs.com 212 713-9837

		Aggregate					Investor Broker Account Information
		Principal					(including Name, DTC Participant
		Amount of		Aggregate		Legal Representative’s	Number, and Address, Email Address,
	Address, Email Address,	Exchanged	CUSIP Number of	Principal Amount of		Address, Email Address,	Telephone and Facsimile Number of
	Telephone Number and	2011	Exchanged	2015	Interest	Telephone Number and	DTC Participant that holds the
Investor	Facsimile Number	Notes	2011 Notes	Notes	Amount*	Facsimile Number	Investor’s Exchanged 2011 Notes)
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
CNH CA Master Account, L.P.	c/o CNH Partners, LLC 2 Greenwich Plaza, 1st Floor Greenwich, CT 06830 (203) 742-3004 (203) 742-3074 (fax) earinsburg@cnhpartners.com	5,000,000	367220AB6	5,000,000	$61,111.11	Katten Muchin Rosenman LLP 525 W. Monroe Street Chicago, IL 60661-3693 Attn: Mark Wood p / (312) 902-5493 f / (312) 577-8858	Bear DTC 352 Acct: 102-32030 DB DTC 573 Acct: 106-02524

AQR Absolute Return Master Account, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 1st Floor Greenwich, CT 06830 (203) 742-3004 (203) 742-3074 (fax) earinsburg@cnhpartners.com	28,600,000	367220AB6	28,600,000	$349,555.56	Katten Muchin Rosenman LLP 525 W. Monroe Street Chicago, IL 60661-3693 Attn: Mark Wood p / (312) 902-5493 f /(312) 577-8858	Bear DTC 352 Acct: 102-35834 DB DTC 573 Acct: 106-02544

Sacramento Park LLC	c/o QVT Associates GP LLC 1177 Avenue of the Americas, 9th Floor New York, NY 10036 Attn: Tracy Fu tracy.fu@qvt.com 212 705-8800 212 705-8820	11,401,000	367220AB6	11,401,000	$139,345.56	c/o QVT Associates GP LLC 1177 Avenue of the Americas, 9th Floor New York, NY 10036 Attn: Michael Gat legalnotices@qvt.com 212 705-8800 212 705-8820	Duetsche Bank Securities Inc.
F/A/O: QVT Financial LP
60 Wall Street, 13th Floor
New York, NY 10005
Phn.: 212-250-2285
Fax: 646-502-4363
Email: qvt_usteam@list.db.com

DBSI A/C# 106-95957
Tax ID # 13-2730828
DTC #573
Agent Bank # 94178
							Institution # 94178

		Aggregate					Investor Broker Account Information
		Principal					(including Name, DTC Participant
		Amount of		Aggregate		Legal Representative’s	Number, and Address, Email Address,
	Address, Email Address,	Exchanged	CUSIP Number of	Principal Amount of		Address, Email Address,	Telephone and Facsimile Number of
	Telephone Number and	2011	Exchanged	2015	Interest	Telephone Number and	DTC Participant that holds the
Investor	Facsimile Number	Notes	2011 Notes	Notes	Amount*	Facsimile Number	Investor’s Exchanged 2011 Notes)
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
QVT Associates II LP	c/o QVT Associates GP LLC 1177 Avenue of the Americas, 9th Floor New York, NY 10036 Attn: Tracy Fu tracy.fu@qvt.com 212 705-8800 212 705-8820	2,214,000	367220AB6	2,214,000	$27,060.00	c/o QVT Associates GP LLC 1177 Avenue of the Americas, 9th Floor New York, NY 10036 Attn: Michael Gat legalnotices@qvt.com 212 705-8800 212 705-8820	Duetsche Bank Securities Inc.
F/A/O: QVT Financial LP
60 Wall Street, 13th Floor
New York, NY 10005
Phn.: 212-250-2285
Fax: 646-502-4363
Email: qvt_usteam@list.db.com

DBSI A/C# 106-95957
Tax ID # 13-2730828
DTC #573
Agent Bank # 94178
Institution # 94178

Quintessence Associates LP	c/o QVT Associates GP LLC 1177 Avenue of the Americas, 9th Floor New York, NY 10036 Attn: Tracy Fu tracy.fu@qvt.com 212 705-8800 212 705-8820	187,000	367220AB6	187,000	$2,285.56	c/o QVT Associates GP LLC 1177 Avenue of the Americas, 9th Floor New York, NY 10036 Attn: Michael Gat legalnotices@qvt.com 212 705-8800 212 705-8820	Duetsche Bank Securities Inc.
F/A/O: QVT Financial LP
60 Wall Street, 13th Floor
New York, NY 10005
Phn.: 212-250-2285
Fax: 646-502-4363
Email: qvt_usteam@list.db.com

DBSI A/C# 106-95957
Tax ID # 13-2730828
DTC #573
Agent Bank # 94178
Institution # 94178

		Aggregate					Investor Broker Account Information
		Principal					(including Name, DTC Participant
		Amount of		Aggregate		Legal Representative’s	Number, and Address, Email Address,
	Address, Email Address,	Exchanged	CUSIP Number of	Principal Amount of		Address, Email Address,	Telephone and Facsimile Number of
	Telephone Number and	2011	Exchanged	2015	Interest	Telephone Number and	DTC Participant that holds the
Investor	Facsimile Number	Notes	2011 Notes	Notes	Amount*	Facsimile Number	Investor’s Exchanged 2011 Notes)
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Ball Corporation Master Pension Trust	Navy Yard Corporate Center, Three Crescent Drive Suite 400, Philadelphia, PA 19112, E-mail lmashaw@penncapital.com phone 1-215-302-1538 and fax 1-215-468-1498	405,000	367220AB6	405,000	$4,950.00	Navy Yard Corporate Center, Three Crescent Drive Suite 400, Philadelphia, PA 19112, j.livewell@penncapital.com, phone 1-215-302-1532 and fax 1-215-468-1498	Mellon/ Boston Safe Deposit DTC#954, BNY Mellon Center, AIM 151-0510, 500 Grant Street, Pittsburgh, PA 15258, E-mail TQ7ASGMailbox@bnymellon.com, phone 1-412-236-1243 and fax 1-412-690-8772

Penn Distressed Fund, L.P.	Navy Yard Corporate Center, Three Crescent Drive Suite 400, Philadelphia, PA 19112, E-mail lmashaw@penncapital.com phone 1-215-302-1538 and fax 1-215-468-1498	595,000	367220AB6	595,000	$7,272.22	Navy Yard Corporate Center, Three Crescent Drive Suite 400, Philadelphia, PA 19112, j.livewell@penncapital.com, phone 1-215-302-1532 and fax 1-215-468-1498	Jefferies DTC#019, Silver Leaf Partners, 420 Lexington Ave, Suite 2225, New York, NY 10170, E-mail ops@silverleafpartners.com, phone 1-212-920-8381 and fax 1-212-202-7534

Capital Structure Opportunities Fund, L.P.	Navy Yard Corporate Center, Three Crescent Drive Suite 400, Philadelphia, PA 19112, E-mail lmashaw@penncapital.com phone 1-215-302-1538 and fax 1-215-468-1498	325,000	367220AB6	325,000	$3,972.22	Navy Yard Corporate Center, Three Crescent Drive Suite 400, Philadelphia, PA 19112, j.livewell@penncapital.com, phone 1-215-302-1532 and fax 1-215-468-1498	Credit Suisse DTC#0355 Eleven Madison Avenue, 3rd Floor, New York, NY 10010-3629 E-mail suzanne.nangle@credit—suisse.com phone 1-212-325-3485 and fax 1-212-743-1375

Oppenheimer Capital Structure Opportunities Master Fund, Ltd.	Navy Yard Corporate Center, Three Crescent Drive Suite 400, Philadelphia, PA 19112, E-mail lmashaw@penncapital.com phone 1-215-302-1538 and fax 1-215-468-1498	555,000	367220AB6	555,000	$6,783.33	Navy Yard Corporate Center, Three Crescent Drive Suite 400, Philadelphia, PA 19112, j.livewell@penncapital.com, phone 1-215-302-1532 and fax 1-215-468-1498	Morgan Stanley DTC#050, Morgan Stanley/Prime Brokerage, 1221 Ave of the Americas, 4th Floor, New York, NY 10020, E-mail Michael.arrington@morganstanley.com phone 1-212-762-7534 and fax 1-212-507-8810

		Aggregate					Investor Broker Account Information
		Principal					(including Name, DTC Participant
		Amount of		Aggregate		Legal Representative’s	Number, and Address, Email Address,
	Address, Email Address,	Exchanged	CUSIP Number of	Principal Amount of		Address, Email Address,	Telephone and Facsimile Number of
	Telephone Number and	2011	Exchanged	2015	Interest	Telephone Number and	DTC Participant that holds the
Investor	Facsimile Number	Notes	2011 Notes	Notes	Amount*	Facsimile Number	Investor’s Exchanged 2011 Notes)
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Kellogg Capital Markets LLC	55 Broadway New York NY 10006 dpohl@kellogggroup.com T 212-607-5036 F 212-308-5690	1,000,000	367220AA8	1,000,000	$12,222.22	Nicholas Cappelleri 55 Broadway 4th Fl New York, NY 10006 ncappelleri@kellogggroup.com T 212-607-5061 F 212-380-5665	DTC#501 Goldman Sachs Execution & Clearing 30 Hudson St Jersey City NJ 07302 Attn:Gianina Arturo gianina.arturo@gs.com T 212-357-5986 F 212-256-4524

*	Assuming Closing Date of June 25, 2010 (a per diem rate of 0.0153%).
NOTE: Column (1) Name of each Investor exchanging notes and executing an Exchange Agreement. Columns (3) and (4) The exchanged 2011 Notes may be under two different CUSIPs. If exchanging Notes under both CUSIPs, please list the amount being exchanged under each CUSIP on separate lines.

Exhibit B
Preferred C of D
The executed Preferred C of D is filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2010

B-1

Exhibit C
Form of Exchanged Indenture
The executed Exchanged Indenture is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2010

C-1

Exhibit D
Investor Status
Sacramento Park LLC
Quintessence Associates LP
Ball Corporation Master Pension Trust
Penn Distressed Fund, L.P.
Capital Structure Opportunities Fund, L.P.
Oppenheimer Capital Structure Opportunities Master Fund, Ltd.

D-1

Exhibit E-1
FORM OF NOTICE OF NONRECOGNITION TRANSFER
NOTICE OF NONRECOGNITION TRANSFER
(A) This “Notice” constitutes a Notice of Nonrecognition Transfer pursuant to the requirements of U.S. Treasury Regulation § 1.1445-2(d)(2).
(B) The following information concerns the transferor submitting this notice (the “Transferor”):
     Name:
     Office address:
     Taxpayer identification number:
(C) The Transferor is not required to recognize any gain or loss with respect to the transfer to which this Notice pertains.
(D) The transfer to which this Notice pertains is the exchange of Gasco Energy Inc. 5.50% convertible senior notes due 2011 for a like principal amount of Gasco Energy Inc. new 5.50% convertible senior notes due 2015 (the “New Notes,” and such exchange the “Exchange”).
(E) No gain or loss is to be recognized because the Exchange is a recapitalization under section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 897(e)(1) of the Code and Temp. Treas. Reg. § 1.897-6T provide, generally, that any nonrecognition provision shall apply to a transfer by a foreign person of a U.S. real property interest on which gain is realized only to the extent that the transferred U.S. real property interest is exchanged for a U.S. real property interest which, immediately following the exchange, would be subject to U.S. taxation upon its disposition (see also Temp. Treas. Reg. §1.897-5T(d)(1)), and the transferor complies with the filing requirements of paragraph (d)(1)(iii) of §1.897-5T. The New Notes to be received by the Transferor in the Exchange constitute a U.S. real property interest with respect to which, immediately following the Exchange, the Transferor would be subject to U.S. taxation upon their disposition. The Transferor will comply with the filing requirements of Temp. Treas. Reg. §1.897-5T(d)(1)(iii).
Under penalties of perjury, I certify to the best of my knowledge and belief on behalf of the Transferor that this Notice is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Date:	Name:

E-1-1

Exhibit E-2
FORM OF CERTIFICATION OF NON-FOREIGN STATUS
CERTIFICATION OF NON-FOREIGN STATUS
(Entity Transferor)
     Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a United States real property interest under local law), and not the disregarded entity, is treated as the transferor of the property. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by                                          (the “Transferor”), the undersigned hereby certifies the following on behalf of the Transferor:
     1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
     2. The Transferor is not a disregarded entity as defined in Treas. Reg. § 1.1445-2(b)(2)(iii);
     3. The Transferor’s U.S. employer identification number is                     ; and
     4. The Transferor’s office address is:
     The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Signature

Printed Name:

Title:

Date:

E-2-1

Exhibit E-3
FORM OF NON-USRPI STATUS
CERTIFICATION OF NON-USRPI STATUS
June ___, 2010
     Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. In connection with the Exchange Agreement, the undersigned hereby certifies the following on behalf of                                          (the “Transferor”):
     1. The Transferor owns $                     principal amount of Gasco Energy Inc. 5.50% Convertible Senior Notes due 2011 (the “Old Notes”);
     2. The last date on which the Transferor acquired Old Notes was                      (the “Latest Acquisition Date”);
     3. As of the Latest Acquisition Date, the fair market value of Old Notes owned by the Transferor did not exceed $                     [insert 5% of market cap of the class of stock to which Old Notes were convertible, of the Company on the Latest Acquisition Date]; and
     4. As a result of the facts certified above, the Old Notes owned by Transferor do not constitute “U.S. real property interests” within the meaning of section 897 of the Internal Revenue Code.
     The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee.
     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

[TRANSFEROR]
By:
Name:
Title:

E-3-1

Exhibit F
FORM OF INVESTOR’S CERTIFICATE
INVESTOR’S CERTIFICATE
June ___, 2010
     The undersigned, an authorized representative of                                                              , a                                          (the “Investor”), pursuant to Section 3(c) of the Exchange Agreement, dated as of June 22, 2010 (the “Exchange Agreement”), by and between the Investor and Gasco Energy, Inc., a Nevada Corporation (the “Company”), hereby represents, warrants and certifies to the Company as follows (capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Exchange Agreement):
1.	The representations and warranties of the Investor set forth in the Exchange Agreement are true and correct in all respects as of the date when made and as of the date hereof as though made on the date hereof (except for representations and warranties that speak as of a specific date, which are true and correct as of such specified date only).

2.	The Investor has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Exchange Agreement and the other Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the date hereof.
[Signature Page Follows]

F-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

By:
Name:
Title:

F-2

Exhibit G
FORM OF SECRETARY’S CERTIFICATE
GASCO ENERGY, INC.
SECRETARY’S CERTIFICATE
June [•], 2010
     The undersigned hereby certifies that she is the duly elected, qualified and acting Corporate Secretary of Gasco Energy, Inc., a Nevada corporation (the “Company”), and that, as such, she is authorized to execute and deliver this certificate in the name of and on behalf of the Company pursuant to Section 4(i) of each of the Exchange Agreements, each dated as of June 22, 2010 (the “Exchange Agreements”), by and between the Company and the applicable investor listed on the Schedule of Investors attached thereto (collectively, the “Investors”), and further certifies in her official capacity, in the name of and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in each of the Exchange Agreements.
1.	Attached hereto as Exhibit A are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company (the “Board”) at meetings of the Board held on March 24, 2010, and pursuant to written consents of the Board, or committees of the Board, dated June [•], 2010. Except as set forth therein, such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are in full force and effect as of the date hereof.

2.	Attached hereto as Exhibit B is a true, correct and complete copy of the Amended and Restated Articles of Incorporation of the Company, together with any and all amendments thereto, including the Preferred C of D (collectively, the “Articles of Incorporation”), and the Articles of Incorporation are in full force and effect as of the date hereof.

3.	Attached hereto as Exhibit C is a true, correct and complete copy of the Second Amended and Restated Bylaws of the Company dated April 8, 2009 (the “Bylaws”). No action to amend, modify or repeal the Bylaws has been authorized or approved by the Board or the stockholders of the Company, the Bylaws have not been amended, modified or repealed since the date thereof, and the Bylaws are in full force and effect as of the date hereof.

4.	Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign each of the Exchange Agreements and each of the Transaction Documents on behalf of the Company, and the signatures of such persons appearing below and on such documents are their genuine signatures.

Name	Title	Signature

W. King Grant	President, Chief Financial Officer and Assistant Corporate Secretary

Charles B. Crowell	Director and Chief Executive Officer

Camille Gerard	Corporate Secretary
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this ___ day of June, 2010.

Name: Camille Gerard
Title: Corporate Secretary

     I, W. King Grant, hereby certify that Camille Gerard is the duly elected, qualified and acting Corporate Secretary and that the signature set forth above is her true signature.

Name: W. King Grant
Title: President and Chief Financial Officer
[Signature Page to Secretary’s Certificate]

Exhibit A
Resolutions Adopted by the Board of Directors of Gasco Energy, Inc.
[Exhibit A to Secretary’s Certificate]

Exhibit B
Amended and Restated Articles of Incorporation of Gasco Energy, Inc.
[Exhibit B to Secretary’s Certificate]

Exhibit C
Second Amended and Restated Bylaws of Gasco Energy, Inc.
[Exhibit C to Secretary’s Certificate]

Exhibit H
FORM OF OFFICER’S CERTIFICATE
GASCO ENERGY, INC.
OFFICER’S CERTIFICATE
June [•], 2010
     The undersigned, the President and Chief Financial Officer of Gasco Energy, Inc., a Nevada corporation (the “Company”), pursuant to Section 4(j) of each of the Exchange Agreements, each dated as of June 22, 2010, by and between the Company and the applicable investor party thereto (collectively, the “Investors”) identified on the Schedule of Investors attached thereto (collectively, the “Exchange Agreements”), hereby represents, warrants and certifies to each of the Investors as follows (capitalized terms used but not otherwise defined herein shall have the meanings set forth in each of the Exchange Agreements):
1.	The representations and warranties of the Company set forth in the Exchange Agreements are true and correct in all respects as of the date when made and as of the date hereof as though made on the date hereof (except for representations and warranties that speak as of a specific date, which are true and correct as of such specified date only).

2.	The Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Exchange Agreements and the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the date hereof.
[Signature Page Follows]

H-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

GASCO ENERGY, INC
By:
	Name:	W. King Grant
	Title:	President and Chief Financial Officer

H-2

Schedule 2(c)(vi)
Subsidiaries

	Jurisdiction of	% Capital Stock Owned by
Name	Formation	the Company

Gasco Production Company	Delaware	100%

Myton Oilfield Rentals, LLC	Nevada	100%

Riverbend Gas Gathering, LLC	Nevada	100%
Schedule 2(c)(vi) — 1

Schedule 2(c)(xxvi)
Outstanding Indebtedness; Liens
1.	Indebtedness incurred to finance insurance premiums, as follows:
a.	Flatiron Capital corporate property insurance policy
Schedule 2(c)(xxvi) — 1

Schedule I
Form of Confidentiality Agreement
Confidentiality Agreement
[•], 201[•]
Gasco Energy, Inc.
8 Inverness Drive East
Suite 100
Englewood, Co 80112
Ladies and Gentlemen:
     Pursuant to Section 2(c)(xlvii) of that certain Exchange Agreement, dated as of June [•], 2010, by and between Gasco Energy, Inc. (the “Company”) and you (“RECIPIENT”), RECIPIENT previously received an initial written notice from the Company regarding a potential Subsequent Placement (as such term is defined in the Exchange Agreement) by the Company, and, in response thereto, RECIPIENT expressed an interest in participating in such Subsequent Placement. In furtherance of RECIPIENT’S analysis of the Subsequent Placement, RECIPIENT understands that the Company is prepared to make available to RECIPIENT certain material non-public, confidential information, documents and other materials relating directly to the Subsequent Placement to the Subsequent Placement, including information as to the proposed terms and conditions, timing and status thereof (the information, documents and other materials directly relating to the Subsequent Private Placement so provided to RECIPIENT, together with any notes, analyses or studies prepared by RECIPIENT that incorporate such information, and information relating to the fact that the Company is contemplating the Subsequent Placement, the “Evaluation Material”).
     RECIPIENT agrees to accept such Evaluation Material and further agrees that RECIPIENT will use the Evaluation Material solely for evaluating the Subsequent Placement and that the Evaluation Material will be kept confidential by RECIPIENT; provided, however, that any Evaluation Material which (a) was independently developed by RECIPIENT without any reference to the Evaluation Material or (b) was in RECIPIENT’s possession prior to the date of this Agreement (other than information relating to the Subsequent Placement) or (c) is or becomes part of the public domain through no breach by RECIPIENT of this Agreement, shall not be subject to the restrictions contained in this Agreement. RECIPIENT may disclose any Evaluation Materials (i) only to those of its directors, officers, employees, agents or advisors who need to know such information for purposes of evaluating and considering participation in the Subsequent Placement (“Representatives”), it being understood that they shall be informed by RECIPIENT of the confidential nature of such Evaluation Material and that RECIPIENT shall obtain assurances from them that they will keep such Evaluation Material confidential to
Schedule I - 1

the same extent as described herein; and (ii) to the extent required by law or requested by any governmental agency or regulator having jurisdiction over RECIPIENT or to defend or prosecute a claim brought against or by RECIPIENT. RECIPIENT shall be responsible for any breach of this Agreement by its Representatives.
     Without the prior written consent of the Company, RECIPIENT shall not, and shall cause its Representatives not to, disclose to any person, unless permitted to do so by Company, (i) the fact that Evaluation Material has been made available to RECIPIENT and its Representatives, (ii) the fact that any discussions or negotiations are taking place concerning the Subsequent Placement, (iii) any of the proposed terms, proposed conditions or other facts with respect to the Subsequent Placement, including the status thereof or (iv) the existence, terms or conditions of this Agreement. Notwithstanding anything to the contrary contained in this paragraph, RECIPIENT may make such disclosures if it is advised by counsel that such disclosure is required under applicable law or the rules of any national securities exchange; provided that prior to making any such disclosure, RECIPIENT shall use reasonable efforts to consult with the Company to provide the Company with the opportunity to review and comment upon the form and content of such disclosure.
     In the event that RECIPIENT or any of its Representatives is requested or required by law to disclose any of the Evaluation Material, it is agreed that to the extent permitted by law RECIPIENT and any such Representative will provide the Company with prompt notice of such event so that the Company may seek a protective order or other appropriate remedy or waive compliance with the applicable provisions of this Agreement by RECIPIENT or such Representative. In the event the Company determines to seek such protective order or other remedy, at the Company’s sole cost and expense, RECIPIENT and any such Representative will use reasonable efforts to cooperate with the Company in seeking such protective order or other remedy. In the event that such protective order or other remedy is not obtained and disclosure of Evaluation Material is required, or the Company grants a waiver hereunder, RECIPIENT or such Representative as the case may be, (i) may, without liability hereunder, furnish that portion (and only that portion) of the Evaluation Material which, in the opinion of counsel to RECIPIENT or such Representative, as the case may be, it is legally required to disclose and (ii) will use reasonable efforts to have confidential treatment accorded any Evaluation Material so furnished.
     RECIPIENT understands and hereby acknowledges that it is aware (and that its Representatives who are apprised of this Agreement, the Subsequent Placement or the Evaluation Materials have been or will be advised by the RECIPIENT) that the United States securities laws impose restrictions on the purchase and sale of securities of the Company by persons who possess certain material nonpublic information relating to the Company and on such persons’ communicating such information to other persons under circumstances in which it is reasonably foreseeable that such other persons are likely to purchase or sell such securities.
     Upon the Company’s written request, all copies of the Evaluation Material (except for that portion of the Evaluation Material that consists of notes, analyses or studies prepared by RECIPIENT or its Representatives) will be promptly destroyed or returned to the Company at the Company’s request, and that portion of the Evaluation Material consisting of notes, analyses or studies prepared by RECIPIENT or its Representatives may either be destroyed by
Schedule I - 2

RECIPIENT, such destruction to be confirmed to the Company in writing upon written request, or retained subject to the terms of this Agreement. Notwithstanding the foregoing, RECIPIENT may keep a reasonable number of archived copies of any Evaluation Material and related information only as may be necessary for legal/regulatory purposes which will be held in confidence in a manner consistent with the terms of this Agreement.
     RECIPIENT acknowledges that all proprietary and intellectual property rights in and to the Evaluation Material shall remain the sole property of the Company, and nothing in this Agreement shall be construed in any way to grant to the RECIPIENT or to any of its Representative any express or implied option, license or other right, title or interest in or to any Evaluation Material, or to any intellectual property rights embodied in such Evaluation Material.
     RECIPIENT understands and acknowledges that neither the Company nor any of its representatives or affiliates makes any representation or warranty, express or implied, that the Subsequent Placement will be entered into or consummated on the terms and conditions set forth in the Evaluation Material (other than definitive documentation with respect to the Subsequent Placement), if at all. Neither the Company nor any of its affiliates shall have any liability to RECIPIENT or any other person, including, without limitation, RECIPIENT’s Representatives, resulting from the use of, or reliance on, Evaluation Material by RECIPIENT or any of its Representatives except to the extent provided in the Exchange Agreement or in the definitive documentation for the Subsequent Placement.
     The Company hereby covenants and agrees to promptly notify RECIPIENT (and if the Subsequent Private Placement has previously been publicly disclosed, to make prompt public disclosure) of any suspension, abandonment or termination of the Subsequent Private Placement or the Company’s consideration thereof, and to make prompt public disclosure of the Company’s entry into a definitive agreement with respect to, or consummation of, the Subsequent Private Placement or similar transaction.
     It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. RECIPIENT agrees that money damages would not be a sufficient remedy for any breach of this Agreement by RECIPIENT or its Representatives and that in addition to all other remedies the Company shall be entitled to seek equitable relief, including injunction, for any breach of the provisions of this Agreement.
     As of the date hereof, this Agreement and the Exchange Agreement embody the entire understanding and agreement between the parties with respect to the Evaluation Material and supersede any prior understandings and agreements relating thereto.
     If any term or provision of this Agreement or any application hereof shall be invalid and unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.
Schedule I - 3

     This Agreement may be modified or waived only by an instrument signed by each the Company and RECIPIENT. This Agreement may not be assigned by any party hereto without the express prior written consent of the other party hereto.
     This Agreement shall expire on the date which is six months from the date of this Agreement.
     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of laws principles or rules.
[signature page follows]
Schedule I - 4

Very truly yours, [•], as the RECIPIENT,
By:
Name:
Title:

Accepted and agreed as of
the date first written above:
Gasco Energy, Inc.

By:
Name:
Title:

Signature Page to Confidentiality Agreement
Schedule I - 5

Annex C
Execution Version
GASCO ENERGY, INC.
5.50% Convertible Senior Notes due 2015
INDENTURE
Dated as of June 25, 2010
WELLS FARGO BANK, NATIONAL ASSOCIATION
TRUSTEE

i

Schedule 4.11 Closing Date Indebtedness

CROSS REFERENCE TABLE*

TIA SECTION	INDENTURE SECTION
310(a)(1)	7.09
(a)(2)	7.09
(a)(3)	N.A.
(a)(4)	N.A.
(a)(5)	7.09
(b)	7.08; 7.09; 7.10; 7.11
(c)	N.A.
311(a)	7.13
(b)	7.13
(c)	N.A.
312(a)	2.06
(b)	11.03
(c)	11.03
313(a)	7.14(a)
(b)(1)	7.14(a)
(b)(2)	7.14(a)
(c)	11.02
(d)	7.14(b)
314(a)	4.02; 4.03; 11.02
(b)	N.A.
(c)(1)	11.04
(c)(2)	11.04
(c)(3)	N.A.
(d)	N.A.
(e)	11.05
(f)	N.A.
315(a)	7.01
(b)	7.15; 11.02
(c)	7.01
(d)	7.01
(e)	6.11
316(a) (last sentence)	2.09
(a)(1)(A)	6.05
(a)(1)(B)	6.04
(a)(2)	N.A.
(b)	6.07
317(a)(1)	6.08
(a)(2)	6.09
(b)	2.05
318(a)	11.01

N.A.	means Not Applicable

Note:	This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

v

     INDENTURE dated as of June 25, 2010 between GASCO ENERGY, INC., a Nevada corporation (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Trustee hereunder (the “Trustee”).
RECITALS OF THE COMPANY
     The Company has duly authorized the creation of an issue of its 5.50% Convertible Senior Notes due 2015 (herein called the “Notes”) of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.
     All things necessary to make the Notes, when the Notes are executed by the Company and authenticated and delivered hereunder, the valid and legally binding obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Notes, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.
     This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required to be a part of and to govern indentures qualified under the Trust Indenture Act of 1939, as amended.
     NOW, THEREFORE, THIS INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:
ARTICLE 1
Definitions And Other Provisions Of General Application
     Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and
     (3) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
     “Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, “control” when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Beneficial Holder” means (i) as applied to a Certificated Note, the Person in whose name the Certificated Note is registered on the Note Registrar’s books and (ii) as applied to a Global Note, any Person who beneficially owns a beneficial interest in such Global Note.
     “Board of Directors” means either the board of directors of the Company, or any duly authorized committee of such board.
     “Board Resolution” means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company, to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.
     “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.
     “Capital Stock” of any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.
     “Closing Date” has the meaning specified in the Exchange Agreements.
     “Closing Price” of any security on any date of determination means:
     (1) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security on the NYSE Amex (or successor thereto) on such date;
     (2) if such security is not listed for trading on the NYSE Amex on any such date, the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which such security is so listed;
     (3) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the OTC Bulletin Board (or successor thereto) or, if not quoted thereon, by Pink OTC Markets Inc. (or successor thereto) or similar organization; or
     (4) if such bid price is not available, the average of the mid-point of the last bid and ask prices of such security on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.
     “Common Stock” means the common stock, par value $.0001 per share, of the Company, authorized at the date of this Indenture as originally executed.

     “common stock” means any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer.
     “Company” means the party named as the “Company” in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.
     “Company Order” means a written order signed in the name of the Company by any two Officers of the Company.
     “Conversion Agent” means any person authorized by the Company to convert Notes in accordance with Article 10 hereof.
     “Conversion Make-Whole Payment” means, in respect of Notes for which a Holder exercises its conversion rights pursuant to Section 10.01 following the Company’s issuance of a Redemption Notice in accordance with Section 3.02, an amount equal to the remaining scheduled interest payments on the Notes or portions thereof to be converted at the interest rate specified herein attributable to such Notes from the last day through which interest has been paid on such Notes through and including June 25, 2013, in each case discounted to present value using the published yield on three-year notes of the U.S. Federal Government on the date of the Redemption Notice.
     “Conversion Stock” means any Common Stock or Preferred Stock issued or issuable upon conversion of any Note and any Common Stock issued or issuable upon conversion of any Preferred Stock.
     “Corporate Trust Office” means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 1445 Ross Avenue, 2nd Floor, MAC T5303-022, Dallas, Texas 75202, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).
     “Credit Agreement” means the Credit Agreement, dated March 29, 2006, by and among the Company, certain of its Subsidiaries, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, including any related guarantees, collateral documents, instruments and agreements executed in connection therewith, as amended, restated, modified, renewed, refunded, replaced or refinanced from time to time.
     “Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.
     “Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in 2.07(d) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

     “Domestic Subsidiary” means any Subsidiary incorporated, organized or otherwise formed under the laws of the United States, any state thereof or the District of Columbia.
     “Equity Conditions” means the following conditions: (i) at all times during the period beginning on and including the date of this Indenture and ending on and including the applicable Stock Issuance Date, the Company shall have delivered shares of Common Stock that are then deliverable upon all conversions of the Notes; (ii) on each day during the period beginning thirty (30) days prior to the applicable Stock Issuance Notice Date and ending on and including the applicable Stock Issuance Date, the Common Stock shall have been listed on a national securities exchange and the Common Stock shall not have been suspended from trading on such exchange (other than suspensions of not more than one (1) day and occurring prior to the applicable Stock Issuance Notice Date due to business announcements by the Company) nor shall the Company have received notice from such exchange that delisting procedures have been initiated with respect to the Common Stock following the conclusion of any applicable grace period; (iii) in the case of a Redemption Notice or an Automatic Conversion Notice, during the period beginning thirty (30) days prior to the applicable Stock Issuance Notice Date and ending on and including the applicable Stock Issuance Date, there shall not have occurred the consummation of a Change of Control; (iv) during the period beginning on and including the date of this Indenture and ending on and including the applicable Stock Issuance Date, there shall not have occurred (A) the public announcement of a pending, proposed or intended Change of Control, or action or event that would require adjustment of the Conversion Price pursuant to Article 10 (any of the foregoing, a “Change Event”) (and no such Change Event shall have otherwise been pending or intended even if not publicly announced), that has not been abandoned, terminated or consummated and publicly announced as such (if such Change Event was previously publicly announced) at least ten (10) Trading Days prior to the applicable Stock Issuance Notice Date or (B) an Event of Default or Default that has not been cured or waived at least ten (10) Trading Days prior to the applicable Stock Issuance Notice Date; and (v) on each day during the period beginning ten (10) Trading Days prior to the applicable Stock Issuance Notice Date and ending on and including the applicable Stock Issuance Date, (X) there shall not have existed a Default or an Event of Default, and (Y) no Holder shall be in possession of any information provided in violation of any of the Exchange Agreements by, or on behalf of, the Company or any of its Subsidiaries, or any officer, director or other Affiliate thereof, that constitutes material non-public information with respect to the Company.
     “Exchange Agreements” means the Exchange Agreements dated as of June 22, 2010, between the Company and the Participating Investors.
     “Foreign Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not a Domestic Subsidiary.
     “Full Conversion Date” means the earlier to occur of (i) the Shareholder Approval Date and (ii) September 5, 2015.
     “GAAP” means United States generally accepted accounting principles as in effect from time to time.

     “Guaranty” means that certain Guaranty Agreement dated as of June 25, 2010 by and among the Subsidiaries of the Company party thereto and the Trustee, in the form attached hereto as Exhibit B, as same may be amended, restated, supplemented or otherwise modified from time to time.
     “Holder” or “Noteholder” as applied to any Note means any Person in whose name at the time a particular Note is registered on the Note Registrar’s books.
     “Indebtedness” of a Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all capital lease obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
     “Indenture” means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.
     “Interest Payment Date” means the Stated Maturity of an installment of interest on the Notes.
     “Intervening Event” means, with respect to the Company, a material event, occurrence, fact, condition, effect, change or development that was not known or reasonably foreseeable to the Board of Directors on the date of this Indenture, which event, occurrence, fact, condition, effect, change or development becomes known to the Board of Directors prior to the Shareholder Approval; provided that in no event shall any action taken by any party pursuant to and in compliance with the terms of this Indenture, any of the Notes, any of the Exchange Agreements or any of the other agreements or instruments contemplated hereby or thereby, or the consequences of any such action, constitute an Intervening Event.
     “Issue Date” of any Note means the date on which the Note was originally issued or deemed issued as set forth on the face of the Note.

     “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any option or other agreement to sell or give a security interest in any such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
     “956 Impact” shall be deemed to occur to the extent the issuance of a guaranty of the Company’s payment obligations hereunder and/or in respect of the Notes by a Foreign Subsidiary would result in incremental income tax liability to the Company as a result of the application of Section 956 of the Internal Revenue Code.
     “Notes” has the meaning ascribed to it in the first paragraph under the caption “Recitals of the Company.”
     “Officer” means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.
     “Officers’ Certificate” means a written certificate containing the information specified in Sections 11.04 and 11.05, signed in the name of the Company by any two Officers of the Company, and delivered to the Trustee. An Officers’ Certificate given pursuant to Section 4.03 shall be signed by an authorized financial or accounting Officer of the Company but need not contain the information specified in Sections 11.04 and 11.05.
     “Opinion of Counsel” means a written opinion containing the information specified in Sections 11.04 and 11.05, from legal counsel. The counsel may be an employee of, or counsel to, the Company.
     “Participating Investors” means the investors designated as such on the “Schedule of Investors” attached as Exhibit A to each of the Exchange Agreements.
     “person” or “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.
     “Preferred Stock” means the Series C convertible preferred stock, par value $.001 per share, of the Company, authorized at the date of this Indenture as originally executed and having the terms set forth in the certificate of designations with respect thereto, in the form attached hereto as Exhibit D and filed by the Company with, and accepted by, the Secretary of State of the State of Nevada on or prior to the date hereof (the “Preferred C of D”).
     “principal” of a Note means the principal amount due on the Stated Maturity as set forth on the face of the Note or the amount of any Change of Control Purchase Price and Make-Whole Premium, if any, payable pursuant to Section 3.05(a), whichever is applicable.

     “Regular Record Date” means, with respect to the interest payable on any Interest Payment Date, the close of business on March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.
     “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject, and who shall have direct responsibility for the administration of this Indenture.
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the United States Securities Act of 1933 (or any successor statute), as amended.
     “Shareholder Approval Date” means the date on which the Shareholder Approval is obtained.
     “Significant Subsidiary” means any direct or indirect Subsidiary of the Company that meets any of the following conditions:
     (1) the Company’s and its other Subsidiaries’ investments in and advances to such Subsidiary exceed 10% of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year;
     (2) the Company’s and its other Subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of such Subsidiary exceed 10% of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or
     (3) the Company’s and its other Subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of such Subsidiary exceed 10% of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.
     “Stated Maturity,” when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.
     “Stock Issuance Date” means a “Redemption Date,” a “Change of Control Purchase Date” or the “Automatic Conversion Date,” as applicable.
     “Stock Issuance Notice Date” means the date of the Trustee’s delivery to each of the Holders of a Redemption Notice pursuant to Section 3.02(a) or a Change of Control Purchase Notice pursuant to Section 3.05(e), as applicable, or, in the case of an Automatic Conversion, means the Automatic Conversion Date.

     “Subsidiary” means (i) a corporation, a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company, (ii) a partnership in which the Company or a Subsidiary of the Company holds a majority interest in the equity capital or profits of such partnership, or (iii) any other person (other than a corporation) in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such person.
     “TIA” means the Trust Indenture Act of 1939 as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.
     “Trading Day” means a day during which trading in Common Stock generally occurs on the NYSE Amex (or successor thereto) or, if the Common Stock is not listed on the NYSE Amex (or successor thereto), on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then traded or, if the Common Stock is not so listed or admitted for trading, a Business Day.
     “Trustee” means the party named as the “Trustee” in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.
     “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its “possessions” including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).
     “U.S. Government Obligations” means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by or acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the Stated Maturity of the Notes, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     “Voting Stock” means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors of such Person.
     Section 1.02. Other Definitions.

Defined in
Term	Section
“2011 Notes”	2.01
“Act”	1.05(a)
“Agent Members”	2.07(d)
“Authenticating Agent”	11.14
“Automatic Conversion”	10.05(a)
“Automatic Conversion Date”	10.05(a)
“Automatic Conversion Notice”	10.05(b)
“Bankruptcy Law”	6.01
“beneficial ownership”	3.05(a)
“Buy-In”	10.16
“Buy-In Price”	10.16
“Cap Allocation Amount”	10.04(b)
“Certificated Notes”	2.07(b)
“Change of Control”	3.05(a)
“Change of Control Purchase Date”	3.05(a)
“Change of Control Purchase Notice”	3.05(e)
“Change of Control Purchase Price”	3.05(a)
“Conversion Date”	10.02(c)
“Conversion Notice”	10.02
“Conversion Ownership Notice”	10.04(a)(i)
“Conversion Price”	10.01
“Conversion Rate”	10.01
“Counsel”	4.15(b)
“Current Market Price”	10.07(g)
“Custodian”	6.01
“DTC”	10.02
“Effective Date”	3.05(a)
“Event of Default”	6.01
“Excess Shares”	10.01
“Exchange Act”	3.05(a)
“Exchange Cap”	10.04(b)
“excluded securities”	10.07(d)
“Expiration Time”	10.07(f)
“fair market value”	10.07(g)
“First Shareholders Meeting”	4.15(a)
“Global Notes”	2.07(b)
“Legal Holiday”	11.08
“Listed Securities”	4.14
“Make-Whole Premium”	3.05(a)
“Maximum Ownership Limitation”	10.04(a)

Defined in
Term	Section
“Non-Electing Share”	10.14
“Non-Reporting Change of Control”	4.02(a)
“Note Register”	2.04
“Note Registrar”	2.04
“Notice of Default”	6.01
“Paying Agent”	2.04
“Permitted Liens”	4.12
“Permitted Subordinated Indebtedness”	4.11
“Principal Amount”	2.07(b)
“Proposal”	4.15(a)
“Proxy Statement”	4.15(b)
“Public Acquirer Change of Control”	3.05(c)
“Public Acquirer Common Stock”	3.05(c)
“Purchased Shares”	10.07(f)
“Record Date”	10.07(g)
“Redemption Date”	3.02
“Redemption Notice”	3.02
“Redemption Price”	3.01
“Reference Period”	10.07(d)
“Rule 144A Information”	4.06
“Second Shareholders Meeting”	4.15(a)
“Share Delivery Date”	10.16
“Share Product Amount”	10.16
“Shareholder Approval”	4.15(a)
“Shareholders Meeting”	4.15(a)
“Stock Price”	3.05(a)
“Surviving Entity”	5.01
“transfer”	2.07(d)
“Trigger Event”	10.07(d)
     Section 1.03. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:
     “Commission” means the SEC;
     “indenture Notes” means the Notes;
     “indenture Note holder” means a Noteholder;
     “indenture to be qualified” means this Indenture;
     “indenture trustee” or “institutional trustee” means the Trustee; and
     “obligor” on the indenture Notes means the Company.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.
     Section 1.04. Rules of Construction. Unless the context otherwise requires:
          (a) a term has the meaning assigned to it;
          (b) “or” is not exclusive;
          (c) “including” means including, without limitation; and
          (d) words in the singular include the plural, and words in the plural include the singular.
     Section 1.05. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by their agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer’s authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
     The ownership of Notes shall be proved by the Note Register or by a certificate of the Note Registrar.
     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.
     If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a resolution of the Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.
ARTICLE 2
The Notes
     Section 2.01. Designation Amount and Issue of Notes. The Notes shall be designated as “5.50% Convertible Senior Notes due 2015.” The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $65,000,000. Except pursuant to Sections 2.07, 2.08, 3.08 and 10.02 hereof, Notes may be authenticated and delivered under this Indenture only in exchange for the Company’s outstanding 5.50% Convertible Senior Notes due October 5, 2011 (“2011 Notes”) on the Closing Date pursuant to the Exchange Agreements or, provided that at least $61,500,000 in aggregate principal amount of the Notes are issued on the Closing Date, in subsequent exchanges after the Closing Date on substantially identical terms as those contained in the Exchange Agreements. Subject to the limitation in the prior sentence, Notes may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon a Company Order, without any further action by the Company hereunder.
     Section 2.02. Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.
     Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage.
     Any Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this

Indenture. Payment of principal of and interest and premium, if any, on any Global Note shall be made to the Holder of such Note.
     The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.
     Section 2.03. Execution and Authentication. The Notes shall be executed on behalf of the Company by an Officer of the Company. The signature of such Officer on the Notes may be manual or facsimile.
     Notes bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Notes the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of authentication of such Notes. Notes shall be dated the date of their authentication.
     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee or an Authenticating Agent by manual signature of an authorized officer, and such certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.
     The Notes shall be issued only in registered form without coupons and only in denominations of $1,000 in principal amount and any integral multiple thereof.
     Section 2.04. Note Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Note Registrar”), an office or agency where Notes may be presented for purchase or payment (“Paying Agent”) and an office or agency where Notes may be presented for conversion (“Conversion Agent”). The Note Registrar shall keep a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe it shall provide for the registration and transfer of the Notes. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.05. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 4.05.
     The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Note Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.06. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Note Registrar, Conversion Agent or co-registrar.
     The Company initially appoints the Trustee as Note Registrar, Conversion Agent and Paying Agent in connection with the Notes.

     Section 2.05. Paying Agent to Hold Money and Notes in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Note, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or, to the extent applicable, Preferred Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money and Preferred Stock held by the Paying Agent for the making of payments in respect of the Notes and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and Preferred Stock so held in trust. If the Company, a Subsidiary or an Affiliate of the Company acts as Paying Agent, it shall segregate the money and Preferred Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and Preferred Stock held by it to the Trustee and to account for any funds and Preferred Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or Preferred Stock.
     Section 2.06. Noteholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Note Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on April 1 and October 1 a listing of Noteholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Noteholders.
     Section 2.07. Transfer and Exchange; Restrictions on Transfer; Depositary. (a) Upon surrender for registration of transfer of any Note, together with a written instrument of transfer satisfactory to the Note Registrar duly executed by the Noteholder or such Noteholder’s attorney duly authorized in writing, at the office or agency of the company designated as Note Registrar or co-registrar pursuant to Section 2.04, and satisfaction of the requirements of such transfer set forth in this Section, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Notes from the Noteholder requesting such transfer or exchange.
     At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged, together with a written instrument of transfer satisfactory to the Note Registrar duly executed by the Noteholder or such Noteholder’s attorney duly authorized in writing, at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.
     The Company shall not be required to make, and the Note Registrar need not register, transfers or exchanges of any Notes in respect of which a Redemption Notice has been given by the Company, or for which a Change of Control Purchase Notice has been given and not withdrawn by the Holder thereof, in accordance with the terms of this Indenture (except, in the case of Notes to be purchased in part, the portion thereof not to be purchased).
          (b) Except as provided below, the Notes shall be issued in the form of one or more global notes registered in the name of the Depositary or the nominee of the Depositary (the “Global Notes”). The transfer and exchange of beneficial interests in any Global Notes shall be effected through the Depositary in accordance with this Indenture and the procedures of the Depositary therefor. The Trustee shall make appropriate endorsements to reflect increases or decreases in the principal amounts of any such Global Notes as set forth on the face of the Global Notes (“Principal Amount”) to reflect any such transfers. Except as provided below, beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form (“Certificated Notes”) and will not be considered Holders of such Global Note.
          (c) So long as the Notes are eligible for book-entry settlement with the Depositary, a Certificated Note may be exchanged for a beneficial interest in a Global Note upon receipt by the Trustee of a Certificated Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with written instructions directing the Trustee to make an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate Principal Amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase. Upon any such exchange, the Trustee shall cancel such Certificated Note and cause the aggregate Principal Amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Certificated Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so canceled.
               (i) Upon any transfer of a beneficial interest in the Global Note to the Company or such Subsidiary, as the case may be, the Trustee shall make an endorsement on the Global Note to reflect a decrease in the aggregate Principal Amount of the Notes represented by such Global Note, and the Company shall execute a Certificated Note or Notes in exchange therefor, and the Trustee, upon receipt of such Certificated Note or Notes and a Company Order, shall authenticate and deliver such Certificated Note or Notes.
               (ii) Upon any transfer of a beneficial interest in the Global Note, the Trustee shall make an endorsement on the Global Note to reflect a decrease in the aggregate Principal Amount of the Notes represented by such Global Note, and, at the request of the transferee, either (1) the Company shall execute a Certificated Note or Notes in exchange therefor, and the Trustee, upon receipt of such Certificated Note or Notes and a Company Order, shall authenticate and deliver such Certificated Note or Notes or (2) the Trustee shall make an endorsement on such Global Note to reflect a corresponding increase in the aggregate Principal Amount of Notes represented by such Global Note.
     Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.
          (d) No Note may be transferred except pursuant to registration or an exemption from registration under the Securities Act and any applicable state securities laws, and each Noteholder, by such Noteholder’s acceptance of a Note, agrees to be bound by all such restrictions on transfer. Other than as may be required pursuant to applicable federal and state securities laws, no Note shall be subject to any restriction on transfer pursuant to such Note or the Indenture or otherwise imposed by the Company. As used in Sections 2.07(c), 2.07(d) and 2.07(e), the term “transfer” encompasses any sale, transfer or other disposition whatsoever of any Note. No Note shall bear any legend regarding registration under (or the need for an exemption from the registration requirements of) the Securities Act or state securities laws. Notwithstanding the foregoing, Notes may at any time be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Notes.
     Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 2.07(c), with respect to transfers of beneficial interests in a Global Note, and in this Section 2.07(d)), a Global Note may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.
     Neither any members of, or participants in, the Depositary (collectively, the “Agent Members”) nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Note.
     The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Notes in global form. Initially, the Global Notes shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee, as custodian for Cede & Co.
     If at any time the Depositary for a Global Note notifies the Company that it is unwilling or unable to continue as Depositary for such Note, the Company may appoint a successor Depositary with respect to such Note. If a successor Depositary is not appointed by the Company within ninety (90) days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers’ Certificate for the authentication and delivery of Notes, will authenticate and deliver, Certificated Notes, in aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note.
     If a Certificated Note is issued in exchange for any portion of a Global Note after the close of business at the office or agency where such exchange occurs on any Regular Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such Certificated Note, but will be payable on such Interest Payment Date only to the Person to whom interest in respect of such portion of such Global Note is payable in accordance with the provisions of this Indenture.
     Certificated Notes issued in exchange for all or a part of a Global Note pursuant to this Section 2.07 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Certificated Notes to the Persons in whose names such Certificated Notes are so registered.
     At such time as all interests in a Global Note have been converted, canceled, exchanged for Certificated Notes, or transferred to a transferee who receives Certificated Notes thereof, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Certificated Notes, converted, repurchased or canceled, or transferred to a transferee who receives Certificated Notes therefor or any Certificated Note is exchanged or transferred for part of a Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee to reflect such reduction or increase.
          (e) No Conversion Stock acquired by a Noteholder upon conversion of a Note may be transferred by such Noteholder except pursuant to registration or an exemption from registration under the Securities Act and any applicable state securities laws, and each Noteholder, by such Noteholder’s acceptance of a Note, agrees to be bound by all such restrictions on transfer. Other than as may be required pursuant to applicable federal and state securities laws, no Conversion Stock shall be subject to any restriction on transfer imposed by the Company or on behalf of the Company, the Trustee or the transfer agent for such Conversion Stock. No certificate evidencing any Conversion Stock shall bear any legend requiring registration under (or the need for an exemption from the registration requirements of) the Securities Act or state securities law. Notwithstanding the foregoing, shares of Conversion

Stock may at any time be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the shares of Conversion Stock.
     Section 2.08. Replacement Notes. If any mutilated Note is surrendered to the Trustee, or the Company, the Trustee and, if applicable, the Authenticating Agent receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company, the Trustee and, if applicable, the Authenticating Agent such Note or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Trustee or, if applicable, the Authenticating Agent that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee or the Authenticating Agent shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.
     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Note, pay or purchase such Note, as the case may be.
     Upon the issuance of any new Notes under this Section 2.08, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and any Authenticating Agent) connected therewith.
     Every new Note issued pursuant to this Section 2.08 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
     The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
     Section 2.09. Outstanding Notes; Determination of Holders’ Action. Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it or delivered to it for cancellation, those paid pursuant to Section 2.08 and those described in this Section 2.09 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate thereof holds the Note; provided, however, that in determining whether the Holders of the requisite principal amount of the outstanding Notes have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Notes outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9).
     If a Note is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.
     If the Paying Agent holds, in accordance with this Indenture, on the Business Day following the Change of Control Purchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Notes payable on that date, then immediately after such Change of Control Purchase Date or Stated Maturity, as the case may be, such Notes shall cease to be outstanding and interest on such Notes shall cease to accrue.
     If a Note is converted in accordance with Article 10, then from and after the time of conversion on the conversion date, such Note shall cease to be outstanding and interest shall cease to accrue on such Note.
     Section 2.10. Temporary Notes. Pending the preparation of definitive Notes, the Company may execute, and upon a Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.
     If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 2.04, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee or an Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.
     Section 2.11. Cancellation. All Notes surrendered for payment, purchase by the Company pursuant to Article 3, conversion or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 10. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.11, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in its customary manner.

     Section 2.12. Persons Deemed Owners. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of the Note or the payment of any Change of Control Purchase Price, Make-Whole Premium or Conversion Make-Whole Payment in respect thereof, and interest thereon, if any, for the purpose of conversion and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
     Section 2.13. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the correctness of such CUSIP numbers and reliance may be placed only on the other identification numbers printed on the Notes. The Company will promptly notify the Trustee of any change in the CUSIP numbers.
     Section 2.14. Default Interest. If the Company defaults in a payment of interest on the Notes, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay, the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. A special record date, as used in this Section 2.14 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder and to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid.
ARTICLE 3
Redemption and Repurchase Upon A Change Of Control
     Section 3.01. Company’s Right to Redeem. The Company, at its option, may redeem the Notes, in whole or in part, at any time prior to Stated Maturity in accordance with the provisions of Section 3.02, Section 3.03 and Section 3.04 on the Redemption Date for a redemption price (the “Redemption Price”) in cash equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest on the Notes redeemed to but excluding the Redemption Date if the Closing Price of the Common Stock equals or exceeds 150% of the Conversion Price for at least 20 Trading Days in any consecutive 30 Trading Day period ending on the Trading Day immediately preceding the Redemption Date and all of the Equity Conditions are satisfied (or waived in writing by the Holders of a majority in aggregate principal amount of the Notes then outstanding).
     Section 3.02. Notice of Optional Redemption; Selection of Notes.
          (a) In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption (the “Redemption Date”) and it or, at its written request (which request must include the information listed in Section 3.02(b) and be received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the Redemption Date), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption (a “Redemption Notice”) not fewer than thirty (30) nor more than sixty (60) days prior to the Redemption Date to each Holder of Notes so to be redeemed as a whole or in part at its last address as the same appears on the Note Register; provided that if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Concurrently with the mailing of any such Redemption Notice, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Redemption Notice or any of the proceedings for the redemption of any Note called for redemption.
          (b) Each such Redemption Notice shall specify the aggregate principal amount of Notes to be redeemed, the CUSIP, ISIN or similar number or numbers of the Notes being redeemed, the Redemption Date (which shall be a Business Day), the Redemption Price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued and unpaid up to but not including the Redemption Date will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue, and shall certify that the Equity Conditions have been satisfied as of the date of such Redemption Notice. Such notice shall also state the current Conversion Rate, the date on which the right to convert such Notes or portions thereof into shares of Common Stock will expire and the form of consideration to be paid in respect of the Conversion Make-Whole Payment. If fewer than all the Notes are to be redeemed, the Redemption Notice shall identify the Notes to be redeemed (including CUSIP, ISIN or similar number or numbers, if any). In case any Note is to be redeemed in part only, the Redemption Notice shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the Redemption Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.
          (c) On or prior to the Redemption Date specified in the Redemption Notice given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money in immediately available funds sufficient to redeem on the Redemption Date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into shares of Common Stock) at the appropriate Redemption Price; provided that if such payment is made on the Redemption Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any Paying Agent pursuant to this Section 3.02(c) in excess of amounts required hereunder to pay the Redemption Price. Subject to the last sentence of Section 7.05, if any Note called for redemption is converted pursuant hereto prior to such Redemption Date, any money deposited with the Trustee or any Paying Agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Notes are to be redeemed, the Company will give the Trustee written notice in the form of an

Officers’ Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the Redemption Date as to the aggregate principal amount of Notes to be redeemed.
          (d) If the Company opts to redeem less than all of the outstanding Notes, the Trustee shall select or cause to be selected the Notes or portions thereof of the Global Note or the Certificated Notes to be redeemed (in principal amounts of $1,000 or integral multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of such Note submitted for conversion shall be deemed (so far as may be possible) to be from the portion selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for conversion in part before the mailing of the Redemption Notice.
     Upon any redemption of less than all of the outstanding Notes, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Notes as are unconverted and outstanding at the time of redemption, treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a Redemption Notice and may (but need not) treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.
     Section 3.03. Payment of Notes Called for Redemption by the Company. If a Redemption Notice has been given as provided in Section 3.02(a), the Notes or portion of Notes with respect to which such Redemption Notice has been given shall, unless converted into shares of Common Stock pursuant to the terms hereof or any of the Equity Conditions has not been satisfied (or waived in writing by the Holders of a majority in aggregate principal amount of the Notes then outstanding), become due and payable on the Redemption Date and at the place or places stated in such Redemption Notice at the applicable Redemption Price. If the Trustee or other Paying Agent appointed by the Company, or the Company or an Affiliate of the Company, if it or such Affiliate is acting as the Paying Agent, holds cash sufficient to pay the aggregate Redemption Price of all the Notes or portions thereof that are to be purchased as of the Redemption Date, then immediately after the Redemption Date (i) such Notes will cease to be outstanding, (ii) interest on such Notes will cease to accrue and (iii) all other rights of the Holders of such Notes will terminate other than the right to receive the Redemption Price upon delivery of the Notes, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent. On presentation and surrender of such Notes at a place of payment specified in the Redemption Notice, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price; provided that if the applicable Redemption Date is an Interest Payment Date, the interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Notes on the applicable record date instead of the Holders surrendering such Notes for redemption on such date.
     Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Note or Notes so presented.
     Notwithstanding the foregoing, (x) the Trustee shall not redeem any Notes or mail any Redemption Notices during the continuance of a default in payment of interest on the Notes, and (y) in the event that any of the Equity Conditions is not satisfied (or waived in writing by the Holders of a majority in aggregate principal amount of the Notes then outstanding), then the redemption shall be null and void with respect to each Note. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, continue to bear interest at the rate borne by the Note, and such Note shall remain convertible into shares of Common Stock, until the principal and interest shall have been paid or duly provided for. The Company will notify all of the Holders if the Company redeems any of the Notes.
     Section 3.04. Conversion Arrangement on Call for Redemption. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment banks or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable Redemption Price, together with interest accrued and unpaid to, but excluding, the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Notes, together with interest accrued and unpaid to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversion into shares of Common Stock, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee’s prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes into shares of Common Stock shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.
     Section 3.05. Purchase of Notes at Option of the Holder Upon Change of Control. (a) If there shall have occurred a Change of Control, all or any portion of the Notes of any Holder equal to $1,000 or a whole multiple of $1,000, shall be repurchased by the Company, at the option of such Holder, at a repurchase price equal to 100% of the aggregate principal amount of the Notes to be repurchased, together with accrued and unpaid interest to, but excluding, the purchase date (the “Change of Control Purchase Price”), on the date (the “Change of Control Purchase Date”) that is 45 days after the date the Company delivered the notice required under Section 3.05(d) (or if such 45th day is not a Business Day, the next succeeding Business Day); provided, however, that if the Change of Control Purchase Date is after a Regular Record Date but on or prior to the corresponding Interest Payment Date, the accrued and unpaid interest becoming due on such Interest Payment Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such on the relevant Regular Record Date according to their terms.
     If there shall have occurred a Change of Control pursuant to clause (ii) of the definition thereof set forth in this Section 3.05(a), the Company will pay a Make-Whole Premium to the Holders of the Notes in addition to the Change of Control Purchase Price. The Make-Whole Premium will also be paid to the Holders of the Notes who convert their Notes on or after the date on which the Company has given a notice to all Holders of Notes in accordance with Section 3.05(d) hereof and on or before the close of business on the Business Day immediately preceding the Change of Control Purchase Date.
     The “Make-Whole Premium” will be determined by reference to the table below and is based on the date on which the Change of Control becomes effective (the “Effective Date”) and the price (the “Stock Price”) paid per share of the Company’s Common Stock in the transaction constituting the Change of Control. If the holders of the Company’s Common Stock receive only cash in the transaction, the Stock Price shall be the cash amount paid per share of the Company’s Common Stock. Otherwise, the Stock Price shall be equal to the average Closing Price per share of the Company’s Common Stock over the ten Trading Day period ending on the Trading Day immediately preceding the Effective Date.
     The following table shows what the Make-Whole Premium would be for each hypothetical Stock Price and Effective Date set forth below, expressed as a percentage of the principal amount of the Notes.
     Make-Whole Premium Upon a Change of Control (% of Face Value)
Stock Price on Effective Date

Effective Date	$0.50	$0.60	$0.70	$0.80	$0.90	$1.00	$1.25	$1.50
June 22, 2010	0.0%	14.2%	13.1%	12.1%	11.3%	10.6%	9.2%	8.1%
April 5, 2011	0.0%	14.0%	12.7%	11.6%	10.6%	9.9%	8.3%	7.2%
October 5, 2011	0.0%	13.8%	12.1%	10.8%	9.7%	8.8%	7.1%	6.0%
April 5, 2012	0.0%	13.3%	11.2%	9.6%	8.3%	7.2%	5.5%	4.4%
October 5, 2012	0.0%	12.7%	10.1%	7.9%	6.2%	5.0%	3.4%	2.5%
April 5, 2013	0.0%	12.5%	9.1%	6.3%	4.1%	2.6%	1.0%	0.4%
October 5, 2013	0.0%	12.5%	8.3%	4.8%	2.0%	0.5%	0.0%	0.0%
April 5, 2014	0.0%	13.1%	8.6%	4.9%	2.0%	0.4%	0.0%	0.0%
October 5, 2014	0.0%	13.6%	9.1%	5.5%	2.7%	0.7%	0.0%	0.0%
April 5, 2015	0.0%	11.8%	7.2%	4.0%	1.7%	0.4%	0.0%	0.0%
October 5, 2015	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

     The Make-Whole Premiums set forth above are based upon an interest rate of 5.50%, a reference price per share of the Common Stock of $0.38 and a Conversion Rate that results in a Conversion Price of $0.60.
     The actual Stock Price and Effective Date may not be set forth on the table, in which case:
               (i) If the actual Stock Price on the Effective Date is between two Stock Prices on the table or the actual Effective Date is between two Effective Dates on the table, the Make-Whole Premium will be determined by a straight-line interpolation between the Make-Whole Premiums set forth for the two Stock Prices and the two Effective Dates on the table based on a 365-day year, as applicable;
               (ii) If the Stock Price on the Effective Date exceeds $1.50 per share (subject to adjustment described below), no Make-Whole Premium will be paid; and
               (iii) If the Stock Price on the Effective Date is less than or equal to $0.50 per share (subject to adjustment described below), no Make-Whole Premium will be paid.
     The Stock Prices set forth in the first column of the table above will be adjusted as of any date on which the Conversion Rate is adjusted. The adjusted Stock Prices will equal the Stock Prices applicable immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate so adjusted.
     The Company shall pay, at its option, the Change of Control Purchase Price and/or Make-Whole Premium in cash or shares of Preferred Stock or, in the case of the Make-Whole Premium, the same form of consideration used to pay for the shares of Common Stock in connection with the transaction constituting the Change of Control.
     If the Company pays the Change of Control Purchase Price and/or Make-Whole Premium in cash, the payment shall be made on the Change of Control Purchase Date. If the Company pays the Change of Control Purchase Price and/or Make-Whole Premium in shares of Preferred Stock, the payment shall be made not later than three (3) Business Days after the Change of Control Purchase Date, and the value of each share of Preferred Stock to be delivered in respect of the Change of Control Purchase Price and/or Make-Whole Premium shall be deemed to be equal to the product of (A) the average Closing Price per share of Common Stock over the ten Trading Day period ending on the Trading Day immediately preceding the Change of Control Purchase Date, and (B) the number of whole shares of Common Stock into which each share of Preferred Stock is then convertible (without giving effect to any limitations on conversion thereof set forth in Section 6 of the Preferred C of D). The Company may pay the Change of Control Purchase Price and/or Make-Whole Premium in shares of Preferred Stock only if the information necessary to calculate the Closing Price per share of Common Stock is published in a daily newspaper of general circulation or by other appropriate means.

     If the Company pays the Make-Whole Premium in the same form of consideration used to pay for the shares of the Company’s Common Stock in connection with the transaction constituting the Change of Control, the payment shall be made on the Change of Control Purchase Date and the value of the consideration to be delivered in respect of the Make-Whole Premium will be calculated as follows:
               (i) securities that are traded on a United States national securities exchange or approved for quotation on any system of automated dissemination of quotations of securities prices will be valued based on the average Closing Price over the ten Trading Day period ending on the Trading Day immediately preceding the Change of Control Purchase Date;
               (ii) other securities, assets or property (other than cash) will be valued based on 98% of the average of the fair market value of such securities, assets or property (other than cash) as determined by two independent nationally recognized investment banks selected by the Trustee; and
               (iii) 100% of any cash.
     Whenever in this Indenture (including Sections 2.01, 6.01(a) and 6.07 hereof) or Exhibit A annexed hereto there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Change of Control Purchase Price in respect to such Note to the extent that such Change of Control Purchase Price is, was or would be so payable at such time, plus any applicable Make-Whole Premium, and express mention of the Change of Control Purchase Price in any provision of this Indenture shall not be construed as excluding the Change of Control Purchase Price in those provisions of this Indenture when such express mention is not made.
     A “Change of Control” of the Company shall be deemed to have occurred at such time after the original issuance of the Notes as any of the following events shall occur:
               (iv) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acquires the beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such Person shall be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, through a purchase, merger or other acquisition transaction, of 50% or more of the total voting power of the total outstanding Voting Stock of the Company other than an acquisition by the Company, any of its Subsidiaries or any employee benefit plans of the Company; or
               (v) the Company consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with or merges with or into the Company other than:
                    (A) any transaction (1) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Capital Stock of the Company and (2) pursuant to which holders of the Capital Stock of the Company immediately prior to the transaction are entitled to exercise, directly or indirectly, 50% or more of the total voting power of all shares of the Capital Stock of the Company entitled to vote generally in the election of directors of the continuing or surviving person immediately after the transaction;
                    (B) any merger for the purpose of changing the Company’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity; or
                    (C) any transaction in which all of the consideration for the Common Stock (excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights) in the transaction or transactions constituting the Change of Control consists of common stock traded on a United States national securities exchange or which will be so traded when issued or exchanged in connection with the Change of Control, and as a result of such transaction or transactions the Notes become convertible solely into such common stock, or
               (vi) during any consecutive two-year period, individuals who at the beginning of that two-year period constituted the Board of Directors (together with any new directors whose election to the Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election were previously so approved, other than any such new director whose initial assumption of office occurred as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or group other than the Board of Directors) cease for any reason to constitute a majority of the Board of Directors then in office; or
               (vii) the stockholders of the Company pass a special resolution approving a plan of liquidation or dissolution and no additional approvals of the Company’s stockholders are required under applicable law to cause a liquidation or dissolution.
     Beneficial ownership will be determined in accordance with Rule 13d-3 promulgated by the SEC under the Exchange Act. The term “person” includes any syndicate or group that would be deemed a “person” under Section 13(d)(3) of the Exchange Act.
          (b) The following are conditions to the Company’s election to pay the Change of Control Purchase Price and/or Make-Whole Premium in Preferred Stock:
               (i) The shares of Preferred Stock to be issued upon repurchase of Notes hereunder and shares of Common Stock issuable upon conversion of such shares of Preferred Stock:
                    (A) shall not require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase or, if such registration is required, such registration shall be completed and shall become effective prior to the Change of Control Purchase Date; and
                    (B) shall not require registration with, or approval of, any governmental authority under any state law or any other federal law before shares may be validly issued or delivered upon repurchase or if such registration is required or such approval must be obtained, such registration shall be completed or such approval shall be obtained prior to the Change of Control Purchase Date.
               (ii) The shares of Common Stock issuable upon conversion of the Preferred Stock to be issued upon repurchase of Notes hereunder are, or shall have been, approved for listing on the NYSE Amex or listed on another national securities exchange, in any case, prior to the Change of Control Purchase Date.
               (iii) All shares of Preferred Stock which may be issued upon repurchase of Notes and shares of Common Stock which may be issued upon conversion of such shares of Preferred Stock will be issued out of the Company’s authorized but unissued Preferred Stock or Common Stock, as applicable, and will, upon issue, be duly and validly issued and fully paid and nonassessable and free of any preemptive or similar rights.
               (iv) The Shareholder Approval has been obtained.
               (v) All of the Equity Conditions are satisfied (or waived in writing by the Holders of a majority in aggregate principal amount of the Notes then outstanding).
     If any of the conditions set forth in clauses (i) through (v) of this Section 3.05(b) are not satisfied in accordance with the terms thereof, the Change of Control Purchase Price and Make-Whole Premium shall be paid by the Company only in cash. The Company may not change the form of consideration to be paid with respect to the Change of Control Purchase Price and Make-Whole Premium once it has given notice set forth in Section 3.05(d) to Holders, except as described in the immediately preceding sentence.
          (c) Notwithstanding the foregoing, in the case of a Public Acquirer Change of Control (as defined below), the Company may, in lieu of paying a Make-Whole Premium as described in Section 3.05(a), elect to adjust the Conversion Rate and the related conversion obligation such that from and after the effective date of such Public Acquirer Change of Control, Holders of the Notes will be entitled to convert the Notes (without giving effect to any limitations on conversion under Section 10.04) into a number of shares of Public Acquirer Common Stock (as defined below) by multiplying the Conversion Rate in effect immediately before the Public Acquirer Change of Control by a fraction:
               (i) the numerator of which will be (i) in the case of a share exchange, consolidation, merger or binding share exchange, pursuant to which the Common Stock is converted into cash, securities or other property, the average value of all cash and any other consideration (as determined by the Board of Directors) paid or payable per share of Common Stock or (ii) in the case of any other Public Acquirer Change of Control, the average of the last reported sale price of the Common Stock for the five consecutive Trading Days prior to but excluding the effective date of such Public Acquirer Change of Control, and

               (ii) the denominator of which will be the average of the last reported sale price of the Public Acquirer Common Stock for the five consecutive Trading Days commencing on the Trading Day next succeeding the effective date of such Public Acquirer Change of Control.
     A “Public Acquirer Change of Control” means any event constituting a Change of Control that would otherwise obligate the Company to pay a Make-Whole Premium as described in Section 3.05(a) and the acquirer (or any entity that is a directly or indirectly wholly-owned Subsidiary of the acquirer or of which the acquirer is a directly or indirectly wholly-owned Subsidiary) has a class of common stock traded on a national securities exchange or which will be so traded when issued or exchanged in connection with such event (the “Public Acquirer Common Stock”).
     After the adjustment of the Conversion Rate in connection with a Public Acquirer Change of Control, the Conversion Rate will be subject to further similar adjustments in the event that any of the events described in Section 10.01 occur thereafter.
     Upon a Public Acquirer Change of Control, if the Company so elects to adjust the Conversion Rate as described in this Section 3.05(c), Holders may convert the Notes at the adjusted Conversion Rate described in the first paragraph of this Section 3.05(c) but will not be entitled to the Make-Whole Premium described under Section 3.05(a). The Company is required to notify Holders of its election in writing of such transaction. In addition, the Holder can also, subject to certain conditions, require the Company to repurchase all or a portion of its Notes as described under Section 3.05(a).
          (d) Prior to or on the 30th day after the occurrence of a Change of Control, the Company, or, at the written request and expense of the Company prior to or on the 30th day after such occurrence, the Trustee, shall give to all Holders, in the manner provided in Section 11.02 hereof, notice of the occurrence of the Change of Control and of the purchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a purchase right to the Trustee. The notice shall include a form of Change of Control Purchase Notice (as defined in Section 3.05(e)) to be completed by the Holder, shall certify that the Equity Conditions have been satisfied as of the date of such notice and shall state:
     (1) briefly, the events causing a Change of Control and the date of such Change of Control;
     (2) the date by which the Change of Control Purchase Notice pursuant to this Section 3.05 must be given;
     (3) the Change of Control Purchase Date;
     (4) the Change of Control Purchase Price and whether the Change of Control Purchase Price will be payable in cash or Preferred Stock;
     (5) the name and address of the Paying Agent and the Conversion Agent;

     (6) that Notes as to which a Change of Control Purchase Notice has been given may be converted pursuant to Article 10 hereof only if the Change of Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;
     (7) that Notes must be surrendered to the Paying Agent to collect payment;
     (8) that the Change of Control Purchase Price for any Note as to which a Change of Control Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change of Control Purchase Date and the time of surrender of such Note as described in (7) above;
     (9) briefly, the procedures the Holder must follow to exercise rights under this Section 3.05;
     (10) briefly, the conversion rights of the Notes, including the Conversion Rate and any adjustments thereto;
     (11) the procedures for withdrawing a Change of Control Purchase Notice;
     (12) the CUSIP number of the Notes;
     (13) whether a Make-Whole Premium shall be paid by the Company and the form of consideration to be paid in respect of the Make-Whole Premium; and
     (14) if a Make-Whole Premium is to be paid by the Company, that a Make-Whole Premium shall be paid by the Company to Holders of Notes who have converted their Notes into the Company’s Common Stock or Preferred Stock on or after the date the Company has given notice to all Holders in accordance with Section 3.05(d) and on or before the Change of Control Purchase Date.
          (e) A Holder may exercise its rights specified in this Section 3.05 upon delivery of a written notice of purchase (“Change of Control Purchase Notice”) to the Paying Agent prior to the Change of Control Purchase Date, stating:
     (1) the certificate number of the Note, if any, which the Holder will deliver to be purchased or the appropriate Depositary procedures if the Notes are not in certificated form;
     (2) the portion of the principal amount of the Note which the Holder will deliver to be purchased, which portion must be $1,000 or any whole multiple thereof; and
     (3) that such Note shall be purchased pursuant to the terms and conditions specified in paragraph 5 on the reverse side of the Notes and in this Indenture.
     If the Notes are not in certificated form, a Holder’s Change of Control Purchase Notice must comply with the appropriate DTC procedures.

     The delivery of such Note to the Paying Agent prior to the Change of Control Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change of Control Purchase Price therefor; provided, however, that such Change of Control Purchase Price shall be so paid pursuant to this Section 3.05 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change of Control Purchase Notice.
     The Company shall purchase from the Holder thereof, pursuant to this Section 3.05, a portion of a Note so delivered for purchase if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.
     Any purchase by the Company contemplated pursuant to the provisions of this Section 3.05 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change of Control Purchase Date and the time of delivery of the Note to the Paying Agent in accordance with this Section 3.05.
     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change of Control Purchase Notice contemplated by this Section 3.05 shall have the right to withdraw such Change of Control Purchase Notice at any time prior to the close of business on the Business Day prior to the Change of Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.06.
     The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Purchase Notice or written withdrawal thereof.
     Section 3.06. Effect of Change of Control Purchase Notice. Upon receipt by the Paying Agent of the Change of Control Purchase Notice specified in Section 3.05(e), the Holder of the Note in respect of which such Change of Control Purchase Notice was given shall (unless such Change of Control Purchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Note. Such Change of Control Purchase Price (along with the Make-Whole Premium, if any) shall be paid to such Holder, subject to receipt of consideration for the Notes by the Paying Agent, promptly following the later of (x) the Change of Control Purchase Date with respect to such Note (provided the conditions in Section 3.05(e), as the case may be, have been satisfied) or (y) the time of delivery of such Note to the Paying Agent by the Holder thereof in the manner required by Section 3.05(e), as the case may be. Notes in respect of which a Change of Control Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article 10 hereof on or after the date of the delivery of such Change of Control Purchase Notice unless such Change of Control Purchase Notice has first been validly withdrawn as specified in the following paragraph.
     A Change of Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Change of Control Purchase Notice at any time prior to the close of business on the Business Day immediately preceding the Change of Control Purchase Date specifying:

     (1) the certificate number of the Note in respect of which such notice of withdrawal is being submitted or, if not in certificated form, the applicable Depositary procedures,
     (2) the principal amount of the Note with respect to which such notice of withdrawal is being submitted, and
     (3) the principal amount, if any, of such Note which remains subject to the original Change of Control Purchase Notice and which has been or will be delivered for purchase by the Company.
     Section 3.07. Deposit of Change of Control Purchase Price. Prior to 10:00 a.m. (New York City time) on the Change of Control Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.05) an amount of cash (in immediately available funds if deposited on such Business Day) or shares of Preferred Stock sufficient to pay the aggregate Change of Control Purchase Price of all the Notes or portions thereof which are to be purchased as of the Change of Control Purchase Date and an amount in cash or shares of Preferred Stock sufficient to pay any Make-Whole Premium.
     If the Trustee or other Paying Agent appointed by the Company, or the Company or an Affiliate of the Company, if it or such Affiliate is acting as the Paying Agent, holds cash or shares of Preferred Stock sufficient to pay the aggregate Change of Control Purchase Price of all the Notes or portions thereof that are to be purchased as of the Change of Control Purchase Date and an amount in cash or shares of Preferred Stock sufficient to pay any Make-Whole Premium, then immediately after the Change of Control Purchase Date (i) such Notes will cease to be outstanding, (ii) interest on such Notes will cease to accrue and (iii) all other rights of the Holders of such Notes will terminate other than the right to receive the Change of Control Purchase Price and the Make-Whole Premium, if any, upon delivery of the Notes, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent.
     Section 3.08. Notes Purchased in Part. Any Note which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Note so surrendered which is not purchased.
     Section 3.09. Covenant to Comply with Securities Laws upon Purchase of Notes. In connection with any offer to purchase or purchase of Notes under Section 3.05 hereof (provided that such offer or purchase constitutes an “issuer tender offer” for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which may then be applicable, (ii) file the related Schedule TO (or any successor schedule, form or report) or any other schedule required under the Exchange Act, and (iii) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Section 3.05 to be exercised in the time and in the manner specified in Section 3.05.
     Section 3.10. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash or shares of Preferred Stock that remain unclaimed as provided in paragraph 12 of the Notes, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price and Make-Whole Premium, if any; provided, however, that to the extent that the aggregate amount of cash or shares of Preferred Stock deposited by the Company pursuant to Section 3.07 exceeds the aggregate Change of Control Purchase Price of the Notes and Make-Whole Premium, if any, or portions thereof which the Company is obligated to purchase as of the Change of Control Purchase Date, then the Trustee shall return to the Company (i) any such excess cash together with interest or dividends, if any, thereon promptly after the Business Day following the Change of Control Purchase Date and (ii) any such excess shares of Preferred Stock promptly after the fourth Business Day following the Change of Control Purchase Date.
ARTICLE 4
Covenants
     Section 4.01. Payment of Principal, Premium, Interest on the Notes. The Company will duly and punctually pay the principal of and premium (including any Make-Whole Premium or Conversion Make-Whole Payment), if any, and interest in respect of the Notes, and any payment required under Article 10 hereof, in accordance with the terms of the Notes and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, no later than the day of the Stated Maturity of any Note or installment of interest, or other date upon which any payment is due, all payments so due. Principal amount, Change of Control Purchase Price, payments required under Article 10 hereof, cash interest and any applicable Make-Whole Premium or Conversion Make-Whole Payment shall be considered paid on the applicable date due if on such date (or, in the case of a Change of Control Purchase Price or any applicable Make-Whole Premium on the Business Day following the applicable Change of Control Purchase Date) the Trustee or the Paying Agent holds, in accordance with this Indenture, money or Notes, if permitted hereunder, sufficient to pay all such amounts then due.
     The Company shall, to the extent permitted by law, pay cash interest on overdue amounts at the rate per annum set forth in paragraph 1 of the Notes, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.
     Section 4.02. Reports by the Company.
          (a) At all times during the period (the “Reporting Period”) commencing on the date of this Indenture and ending on the earliest of (i) the date on which no Participating Investor is the Beneficial Holder of any Notes or any shares of Conversion Stock issued upon conversion thereof or upon conversion of any Preferred Stock, (ii) the date that is one year after the first date on which not more than 5% of the aggregate principal amount of Notes issued on the date of this Indenture remains outstanding and (iii) the occurrence of a Change of Control immediately following which (I) the Common Stock is no longer traded on a national securities exchange or the OTC Bulletin Board (or successor thereto) and (II) the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (a “Non-Reporting Change of Control”) and which is not a Public Acquirer Change of Control, the Company shall timely (giving effect to any extensions of time that may be permitted by Rule 12b-25 under the Exchange Act) file with the SEC all reports, statements and other documents required to be filed by the Company with the SEC pursuant to the Exchange Act (excluding current reports on Form 8-K); provided that, if at any time during the Reporting Period, the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (other than as a result of a Public Acquirer Change of Control), the Company shall timely (giving effect to any extensions of time that may be permitted by Rule 12b-25 under the Exchange Act) file with the SEC (unless the SEC will not accept such filings) annual reports on Form 10-K and quarterly reports on Form 10-Q, as if the Company continued to be subject to such reporting requirements. The Company’s obligations under this Section 4.02(a) shall not apply during the Reporting Period following a Non-Reporting Change of Control that is a Public Acquirer Change of Control if the issuer of the Public Acquirer Common Stock shall thereafter comply with the Company’s obligations under this Section 4.02 as if such issuer were the Company.
          (b) The Company shall file with the Trustee, and transmit to the Holders, such information, documents and other reports and such summaries thereof, as may be required pursuant to the TIA at the times and in the manner provided pursuant to the TIA, whether or not the Notes are governed by the TIA; provided, however, that any such information, documents or reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the SEC; provided, however, that delivery may be effected in accordance with the provisions of Rule 19a-1 under the TIA if and during any time the Company is eligible thereunder; and provided further, that the Company shall not be required to deliver to the Trustee any material for which the Company has sought and received confidential treatment by the SEC. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).
          (c) At any time during the Reporting Period that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, if the Company fails to timely file any report, statement or other document required to be filed by the Company with the SEC pursuant to such reporting requirements (other than Current Reports on Form 8-K), the Company shall publicly announce its failure to file through a press release or a Current Report on Form 8-K on the Business Day following the due date of such report, statement or other document.

          (d) The availability of the foregoing materials on the SEC’s EDGAR service (or successor thereto) shall be deemed to satisfy the Company’s delivery obligations to the Trustee and the Holders.
     Section 4.03. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2010) an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
     Section 4.04. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.
     Section 4.05. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Note Registrar, Paying Agent and Conversion Agent where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer, exchange, purchase or conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. Each office or agency of the Trustee in the Borough of Manhattan, the City of New York, shall initially be one such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02.
     The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.
     Section 4.06. Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial holder of Notes or shares of Conversion Stock issued upon conversion thereof or upon conversion of any Preferred Stock, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial holder of Notes or holder of shares of Conversion Stock issued upon conversion of Notes or upon conversion of any Preferred Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act.

     Section 4.07. Existence. Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its and its Subsidiaries’ existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve or cause its Subsidiaries to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries and that the loss thereof is not disadvantageous in any material respect to the Noteholders.
     Section 4.08. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Significant Subsidiary and not disadvantageous in any material respect to the Noteholders.
     Section 4.09. Payment of Taxes and Other Claims. The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Significant Subsidiary or upon the income, profits or property of the Company or any Significant Subsidiary, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Significant Subsidiary and (iii) all stamps and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Notes or with respect to this Indenture; provided, however, that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company and its Subsidiaries taken as a whole, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings for which adequate reserves in accordance with GAAP are being maintained by the Company or any Subsidiary.
     Section 4.10. Subsidiary Guarantees. The Company shall cause each of its Subsidiaries (other than a Foreign Subsidiary if a 956 Impact would arise as a result thereof) to guaranty the Company’s payment obligations hereunder, in respect of the Notes and under the other Transaction Documents (as defined in the Guaranty) by causing such Subsidiary to execute and deliver the Guaranty or a joinder thereto in substantially the form attached hereto.
     Section 4.11. Limitation on Indebtedness. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume, permit to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except (i) Indebtedness permitted under the Credit Agreement (other than pursuant to Section 7.01(j) thereof), as in effect on the date of this Indenture, without amendment or modification thereafter, and additional reserve base loans from a commercial bank on customary terms, (ii) unsecured Indebtedness contractually subordinated to the Indebtedness hereunder, under the Notes and under the Guaranty on terms no less favorable than those set forth on Exhibit C or otherwise acceptable to the Holders of a majority of the outstanding principal amount of the Notes at the time such Indebtedness is incurred and which does not (A) mature or otherwise require or permit redemption or repayment prior to the maturity date of the Notes or (B) require cash interest payments in excess of seven percent (7%) per annum (such Indebtedness the “Permitted Subordinated Indebtedness”), (iii) Indebtedness under the 2011 Notes outstanding immediately following the Closing Date less the aggregate principal amount thereof subsequently repaid, prepaid or converted pursuant to the terms of the 2011 Notes, (iv) Indebtedness hereunder, under the Notes and under the Guaranty and (v) other Indebtedness existing on the Closing Date as set forth on Schedule 4.11 hereto, as in existence on the date of this Indenture without amendment or modification thereafter.
     Section 4.12. Limitation on Liens. Company shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, other than (i) Liens existing as of the Closing Date, (ii) Liens permitted under the Credit Agreement (other than Section 7.02(h) thereof), as in effect on the date of this Indenture, without amendment or modification thereafter, (iii) Liens securing other Indebtedness permitted under clause (i) of Section 4.11 hereof, provided such Liens do not extend to any assets that would not otherwise be permitted to secure Indebtedness under the Credit Agreement and (iv) Liens on Oil & Gas Interests (as defined in the Credit Agreement, as in effect on the date of this Indenture, without amendment or modification thereafter) to secure Indebtedness permitted under clause (i) of Section 4.11 hereof (the Liens specified in the foregoing clauses (ii) through (iv) being referred to as “Permitted Liens”).
     Section 4.13. Limitations on Dividends. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any of its capital stock or other equity interests or (ii) purchase, redeem or otherwise acquire for value any of its capital stock or other equity interests now or hereafter outstanding, except (w) any Subsidiary of Company may declare and pay dividends to Company or any Subsidiary of Company, (x) any Person may declare and make dividend payments or other distributions payable solely in its capital stock or other equity interests, (y) the Company may fund the purchase, redemption or acquisition from officers, directors and employees of any of its capital stock or other equity interests upon the death, disability, retirement or termination of employment of such officer, director or employee and (z) the Company may purchase, redeem or otherwise acquire for value any of its capital stock or other equity interests pursuant to stock option plans or other benefits plans for management and employees of the Company and its Subsidiaries in an aggregate amount not to exceed $1,000,000 in any fiscal year.
     Section 4.14. Listing. The Company shall promptly after the date of this Indenture secure the listing of all of the shares of Common Stock issuable upon conversion of the Notes and the Preferred Stock (the “Listed Securities”) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall at all times hereafter maintain such listing of all Listed Securities upon each such national securities exchange and automated quotation system at all times when the Common Stock is listed on such national securities exchange. At all times during the Reporting Period, the Company shall use its commercially reasonable efforts to cause the Common Stock to remain listed on a national securities exchange or automated quotation system. The Company’s obligations under this Section 4.14 shall not apply during the Reporting Period following a Non-Reporting Change of Control that is a Public Acquirer Change of Control.
     Section 4.15. Shareholder Approval.
          (a) So long as any Notes or shares of Preferred Stock remain outstanding, the Company shall use its reasonable best efforts, in accordance with the applicable corporate law of the State of Nevada and the Company’s Articles of Incorporation and Bylaws, to have the shareholders of the Company approve the Company’s issuance of all of the shares of Common Stock issuable upon conversion of the Notes (and upon conversion of any Preferred Stock issuable upon conversion of the Notes) pursuant to this Indenture (and the Preferred C of D, as applicable) in accordance with applicable law and the applicable rules and regulations of the NYSE Amex or any other U.S. national or regional securities exchange on which the Common Stock is listed (the “Proposal”), as soon as practicable after the Closing Date (the “Shareholder Approval”) including: (i) duly calling, giving notice of, convening and holding a meeting of the shareholders of the Company (the “First Shareholders Meeting”) to be held as promptly as practicable, and in any event by September 15, 2010, for the purpose of approving the Proposal; (ii) using its commercially reasonable efforts to solicit from its shareholders proxies in favor of the approval of the Proposal and taking all other action reasonably necessary or advisable to secure the Shareholder Approval; and (iii) if the Company does not obtain the Shareholder Approval at the First Shareholders Meeting, calling a shareholders meeting to be held no later than the date that is six (6) months after the First Shareholders Meeting (the “Second Shareholders Meeting”) for the purpose of obtaining the Shareholder Approval, and, if the Company does not obtain the Shareholder Approval at the Second Shareholders Meeting, if any, submitting the Proposal for approval at each annual meeting of the Company’s shareholders held thereafter, in each case to seek the Shareholder Approval, until the date on which the Shareholder Approval is obtained (each of any such annual meeting, the First Shareholders Meeting and the Second Shareholders Meeting being referred to as, a “Shareholders Meeting”).
          (b) In connection with each Shareholders Meeting, the Company will use its reasonable best efforts to (i) as promptly as reasonably practicable before the date of such Shareholders Meeting (and in the case of the First Shareholders Meeting, as promptly as reasonably practicable after the date of this Indenture), prepare and file with the SEC a proxy statement (as it may be amended or supplemented from time to time, a “Proxy Statement”) related to the consideration of the Proposal at the Shareholders Meeting, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filings and provide copies of such comments to one counsel designated by the Beneficial Holder that acquired the greatest aggregate principal amount of the Notes on the Closing Date (which shall be Katten Muchin unless the Company is otherwise notified in writing prior to the required delivery date (“Counsel”)) promptly upon receipt and provide copies of proposed responses to Counsel at least one Business Day prior to filing to allow Counsel the opportunity to provide comments, (iii) as promptly as reasonably practicable, prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as otherwise required by applicable laws, (iv) as promptly as reasonably practicable, distribute or otherwise make available to its shareholders, in accordance with applicable law and the rules of the SEC, the Proxy Statement and, as determined by the Company, all other customary proxy or other materials for meetings such as the Shareholders Meeting, (v) to the extent required by applicable laws or rules of the SEC, as promptly as reasonably practicable prepare, file and distribute (or otherwise make available) to its shareholders, in accordance with applicable law and the rules of the SEC, any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Shareholders Meeting, and (vi) otherwise comply in all material respects with all requirements of law and rules of the SEC applicable to any Shareholders Meeting. Each Participating Investor shall cooperate with the Company in connection with the preparation of the Proxy Statement and any amendments or supplements thereto, including promptly furnishing the Company, upon request, with any and all information as may be required to be set forth in the Proxy Statement under applicable laws or rules of the SEC. The Company will provide to Counsel, at least one Business Day prior to filing with the SEC, the Proxy Statement, or any amendments or supplements thereto, and shall give reasonable consideration to any comments proposed by Counsel prior to distributing (or otherwise making available) the Proxy Statement to its shareholders. The Proxy Statement shall include the recommendation of the Board of Directors to approve the Proposal, unless the Board of Directors determines in good faith (after consultation with outside legal counsel) that, as a result of an Intervening Event, the making of such recommendation by the Board of Directors would constitute a breach of the Board of Directors’ fiduciary duties to the Company’s shareholders under applicable law.
          (c) If, at any time prior to a Shareholders Meeting, any information relating to the Company or any of the Participating Investors or any of their respective Affiliates should be discovered by the Company or any of the Participating Investors which should be set forth in an amendment or supplement to a Proxy Statement so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties and, to the extent required by applicable law, the Company shall use its reasonable best efforts to disseminate as promptly as reasonably practicable in an appropriate manner in accordance with applicable law and the rules of the SEC an appropriate amendment thereof or supplement thereto describing such information to its shareholders.
          (d) The Company hereby represents, warrants, covenants and agrees that none of the information included or incorporated by reference in a Proxy Statement shall, at the date it is first distributed or otherwise made available to shareholders or at the time of the applicable Shareholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no such representation is made by the Company with respect to statements made or incorporated by reference therein in reliance on, and in conformity with, information supplied in writing by or on behalf of the Participating Investors in connection with the preparation of the Proxy Statement or any supplement or amendment thereto expressly for inclusion therein. The Proxy Statement or any supplement or amendment thereto that is filed by the Company shall comply as to form in all material respects with the requirements of the Exchange Act.
          (e) The Company’s obligations under this Section 4.15 shall not apply following any date on which the rules of the NYSE Amex or any other U.S. national or regional exchange on which the Common Stock is listed, or the staff interpretations thereof, are changed such that no approval of the Company’s shareholders is required for the Proposal under such rules, provided that the Company has received, and delivered, or caused to be delivered, to each of the Holders, a written opinion of outside counsel to the Company to such effect. On and after such date, the limitations imposed by Section 10.04(b) shall no longer apply, and Section 10.04(b) shall be void and of no force or effect.
ARTICLE 5
Successor Corporation
     Section 5.01. When Company May Merge Or Transfer Assets. The Company shall not consolidate with, merge with or convert into any other Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:
          (a) either (1) the Company shall be the continuing Person or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the properties and assets of the Company (the “Surviving Entity”) (i) shall be a Person (other than an individual) organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Notes and this Indenture;
          (b) at the time of such transaction (and immediately after giving effect thereto), no Event of Default and no event which, after notice or lapse of time, would become an Event of Default, shall have happened and be continuing;
          (c) each Guarantor (unless it is the Surviving Entity, in which case clause (b) shall apply) shall have, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, confirmed that its Guarantee shall apply to the Surviving Entity’s obligations under the Notes and this Indenture; and
          (d) the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 5 and that all conditions precedent herein provided for relating to such transaction have been satisfied.
     For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

     The Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture pursuant to Section 10.14, the Company shall be discharged from all obligations and covenants under this Indenture and the Notes. Subject to Section 9.06, the Company, the Trustee and the Surviving Entity shall enter into a supplemental indenture to evidence the succession and substitution of such Surviving Entity and such discharge and release of the Company.
ARTICLE 6
Defaults And Remedies
     Section 6.01. Events of Default. An “Event of Default” occurs if:
          (a) the Company fails to pay (in cash or, if applicable, shares of Preferred Stock) when due the principal of or premium (including any Make-Whole Premium or Conversion Make-Whole Payment), if any, on any of the Notes at maturity, upon exercise of a repurchase right or otherwise, or the Company fails to pay when due any cash payment required pursuant to Article 10;
          (b) the Company fails to pay an installment of interest on any of the Notes that continues for 30 days after the date when due;
          (c) the Company fails to issue and deliver (or cause to be issued and delivered) shares of Conversion Stock, together with cash in lieu of fractional shares, when such Conversion Stock or cash in lieu of fractional shares is required to be delivered upon conversion of a Note (including pursuant to the Automatic Conversion, if any) and such failure continues for 10 days after the required delivery date;
          (d) the Company fails to give notice regarding a Change of Control within the time period specified in Section 3.02(c);
          (e) the Company fails to comply with any of its obligations under Section 4.02(a) within thirty (30) days after the date specified for the applicable action therein;
          (f) the Company fails to perform or observe any other term, covenant or agreement contained in the Notes or this Indenture for a period of 60 days after receipt by the Company of a Notice of Default (as defined below);
          (g) (i) the Company or any Significant Subsidiary fails to make any payment by the end of the applicable grace period, if any, after the final scheduled payment date for such payment with respect to any indebtedness for borrowed money in an aggregate amount in excess of $5 million or (ii) indebtedness for borrowed money of the Company or any Significant Subsidiary in an aggregate amount in excess of $5 million shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment) prior to the scheduled maturity thereof as a result of a default with respect to such indebtedness, in either case without such indebtedness referred to in subclause (i) or (ii) of this clause (g) having been discharged, cured, waived, rescinded or annulled, for a period of 30 days after receipt by the Company of a Notice of Default;
          (h) the Company, or any Significant Subsidiary, or any Subsidiaries of the Company which in the aggregate would constitute a Significant Subsidiary pursuant to or under or within the meaning of any Bankruptcy Law:
               (i) commences a voluntary case or proceeding;
               (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;
               (iii) consents to the appointment of a Custodian of it or for any substantial part of its property;
               (iv) makes a general assignment for the benefit of its creditors;
               (v) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or
               (vi) consents to the filing of such a petition or the appointment of or taking possession by a Custodian; and
          (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:
               (i) is for relief against the Company or any Significant Subsidiary or any Subsidiaries of the Company which in the aggregate would constitute a Significant Subsidiary in an involuntary case or proceeding, or adjudicates the Company or any Significant Subsidiary or any Subsidiaries of the Company which in the aggregate would constitute a Significant Subsidiary insolvent or bankrupt; or
               (ii) appoints a Custodian of the Company or any Significant Subsidiary or any Subsidiaries of the Company which in the aggregate would constitute a Significant Subsidiary or for any substantial part of its or their properties; or
               (iii) orders the winding up or liquidation of the Company or any Significant Subsidiary or any Subsidiaries of the Company which in the aggregate would constitute a Significant Subsidiary; or
               (iv) the order or decree remains unstayed and in effect for 60 days; and
          (j) any default occurs under any Permitted Subordinated Indebtedness in excess of $2,000,000 individually or in the aggregate.
     For purposes of Sections 6.01(h) and 6.01(i) above:

     “Bankruptcy Law” means Title 11, United States Code, or any similar federal or state law for the relief of debtors.
     “Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.
     A Default under clause (f) or (g) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (f) or (g) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default.”
     The Company shall deliver to the Trustee, within five Business Days of becoming aware of the occurrence of an Event of Default, written notice thereof. In addition, the Company shall deliver to the Trustee, within 30 days after they become aware of the occurrence thereof, written notice of any event which with the lapse of time would become an Event of Default under clause (f) above, its status and what action the Company is taking or proposes to take with respect thereto.
     Section 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(h) or 6.01(i)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding by notice to the Company and the Trustee, may declare the Notes due and payable at their principal amount together with accrued interest. Upon a declaration of acceleration, such principal and accrued and unpaid interest to the date of payment shall be immediately due and payable. If an Event of Default is cured prior to any such declaration by the Trustee or the Holders, the Trustee and the Holders shall not be entitled to declare the Notes due and payable as provided herein as a result of such cured Event of Default and any such cured Event of Default shall be deemed waived by the Holders and the Trustee.
     If an Event of Default specified in Sections 6.01(h) or 6.01(i) above occurs and is continuing, then the principal and the accrued interest on all the Notes shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholders.
     The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, by written notice to the Trustee (and without notice to any other Noteholder) may rescind or annul an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal and any accrued cash interest that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.06 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.
     Section 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal, the premium (including any Make-Whole Premium or Conversion Make-Whole Payment), if any, any

payment required pursuant to Article 10, and any accrued cash interest on the Notes or to enforce the performance of any provision of the Notes, this Indenture or the Guaranty.
     The Trustee may maintain a proceeding even if the Trustee does not possess any of the Notes or produce any of the Notes in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.
     Section 6.04. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, by written notice to the Trustee (and without notice to any other Noteholder), may waive an existing Event of Default and its consequences except (1) an Event of Default described in Section 6.01(a) or 6.01(b), (2) an Event of Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Noteholder affected or (3) an Event of Default which constitutes a failure to convert any Note in accordance with the terms of Article 10 (including pursuant to the Automatic Conversion, if any). When an Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Event of Default or impair any consequent right.
     Section 6.05. Control By Majority. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it against loss, liability or expense.
     Section 6.06. Limitation On Suits. A Noteholder may not pursue any remedy with respect to this Indenture, the Notes or the Guaranty unless:
     (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;
     (2) the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding make a written request to the Trustee to pursue the remedy;
     (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;
     (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and
     (5) the Holders of a majority in aggregate principal amount of the Notes at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.
     A Noteholder may not use this Indenture to prejudice the rights of any other Noteholder or to obtain a preference or priority over any other Noteholder.

     Section 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, premium, if any, Change of Control Purchase Price, the Make-Whole Premium, Conversion Make-Whole Payment or payment under Article 10, if applicable, or any accrued cash interest in respect of the Notes held by such Holder, on or after the respective due dates expressed herein or in the Notes or any Change of Control Purchase Date, and to convert the Notes in accordance with Article 10, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.
     Section 6.08. Collection Suit by Trustee. If an Event of Default described in Section 6.01(a) or 6.01(b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Notes and the amounts provided for in Section 7.06.
     Section 6.09. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount, Change of Control Purchase Price, any applicable Make-Whole Premium or Conversion Make-Whole Payment or any accrued cash interest in respect of the Notes shall then be due and payable as herein or therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,
          (a) to file and prove a claim for the whole amount of the principal amount, Change of Control Purchase Price, any applicable Make-Whole Premium or Conversion Make-Whole Payment or any accrued cash interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.06) and of the Holders allowed in such judicial proceeding, and
          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.
     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement,

adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.
     Section 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:
     (1) to the Trustee for amounts due under Section 7.06;
     (2) to Noteholders for amounts due and unpaid on the Notes for the principal amount, Change of Control Purchase Price, any applicable Make-Whole Premium or Conversion Make-Whole Payment or any accrued cash interest as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Notes; and
     (3) the balance, if any, to the Company.
     The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Noteholder and the Company a notice that states the record date, the payment date and the amount to be paid.
     Section 6.11. Undertaking For Costs. In any suit for the enforcement of any right or remedy under this Indenture or the Guaranty or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit in the manner and to the extent provided in the TIA, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the Notes at the time outstanding.
     Section 6.12. Waiver Of Stay, Extension Or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount, Change of Control Purchase Price, any applicable Make-Whole Premium or Conversion Make-Whole Payment or any accrued cash interest in respect of Notes, or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 7
Trustee
     Section 7.01. Duties And Responsibilities Of The Trustee; During Default; Prior To Default. The Trustee, prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default hereunder has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his own affairs.
     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that
          (a) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default which may have occurred:
               (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;
          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and
          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 6.05 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.
     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

     Section 7.02. Certain Rights of the Trustee. Subject to Section 7.01:
          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, Officers’ Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, Note or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;
          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers’ Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;
          (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;
          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture with the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;
          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;
          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all such Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Company upon demand;
          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be required to take notice or be deemed to have notice of any Event of Default, except failure of the Company to cause to be made any of the payments required to be made to the Trustee, unless the Trustee shall be specifically notified by a writing of such default by the Company or by the Holders of at least 25% aggregate principal amount of the Notes then outstanding delivered to the Corporate Trust Office of the Trustee and, in the absence of such notice so delivered the Trustee may conclusively assume no default exists;
          (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;
          (j) before taking any action or refraining from taking any action under this Indenture, the Trustee may require that indemnity satisfactory to it be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, including costs incurred in defending itself against any and all charges, claims, complaints, allegations, assertions or demands of any nature whatsoever, except liability which is adjudicated to be a result of the Trustee’s negligence or willful misconduct in connection with any such action; and
          (k) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct of, or affecting the liability of, or affording protection to the Trustee shall be subject to the provisions of this Section 7.02.
     Section 7.03. Trustee not Responsible for Recitals, Dispositions of Notes or Application of Proceeds Thereof. The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any of the Notes or of the proceeds thereof.
     Section 7.04. Trustee and Agents May Hold Notes; Collections, Etc. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 7.08 and 7.13, if operative, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.
     Section 7.05. Moneys Held by Trustee. Subject to the provisions of Section 8.03 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder. Under no circumstances shall the Trustee be liable in its individual capacity for the obligations evidenced by the Notes. In accepting the trust hereby created, the Trustee acts solely as Trustee for the Holders of the Notes and not in its individual capacity and all persons, including without limitation the Holders of Notes and the Company having any claim against the Trustee arising from this Indenture shall look only to the funds and accounts held by the Trustee hereunder for payment except as otherwise provided herein.
     Section 7.06. Compensation and Indemnification of Trustee and Its Prior Claim. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) to be agreed to in writing by the Trustee and the Company, and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including (i) the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ and (ii) interest at the prime rate on any disbursements and advances made by the Trustee and not paid by the Company within 5 days after receipt of an invoice for such disbursement or advance) except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its own negligence or bad faith. The Company also covenants to fully indemnify each of the Trustee, each predecessor Trustee, any Authenticating Agent and any officer, director, employee or agent of the Trustee, each such predecessor Trustee or any such Authenticating Agent for, and to hold it harmless against, any and all loss, liability, claim, damage or expense (including legal fees and expenses) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee, each predecessor Trustee, any Authenticating Agent and any officer, director, employee or agent of the Trustee, each such predecessor Trustee or any such Authenticating Agent and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes, and the Notes are hereby effectively subordinated to such senior claim to such extent. The provisions of this Section 7.06 shall survive the termination of this Indenture and the resignation or removal of the Trustee. The Trustee’s fees and expenses are intended to constitute an “Administrative Expense” under the Bankruptcy Law.
     No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability is not assured to its satisfaction.
     Section 7.07. Right of Trustee to Rely on Officers’ Certificate, Etc. Subject to Sections 7.01 and 7.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such certificate, in the absence of bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture.
     Section 7.08. Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA.
     Section 7.09. Persons Eligible for Appointment as Trustee. The Trustee shall at all times be a corporation or banking association having a combined capital and surplus of at least $50,000,000. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 7.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.
     Section 7.10. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Notes by giving written notice of resignation to the Company and by mailing notice thereof by first class mail to the Holders of Notes at their last addresses as they shall appear on the Note Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide Holder of a Note for at least six months may, subject to the provisions of Section 7.11, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.
          (b) In case at any time any of the following shall occur:
               (i) the Trustee shall fail to comply with the provisions of Section 7.08 with respect to any Notes after written request therefor by the Company or by any Noteholder who has been a bona fide Holder of a Note for at least six months; or
               (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any Noteholder; or
               (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

               (iv) the Company shall determine that the Trustee has failed to perform its obligations under this Indenture in any material respect;
then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.11, any Noteholder who has been a bona fide Holder of a Note for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If no successor trustee shall have been appointed and have accepted appointment within 30 days after a notice of removal has been given, the removed trustee may petition a court of competent jurisdiction for the appointment of a successor trustee.
          (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section 1.05 of the action in that regard taken by the Noteholders.
          (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.
     Section 7.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute and deliver to the Company and to the predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.
     No successor trustee shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.
     Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Company shall mail notice thereof by first class mail to the Holders of Notes at their last addresses as they shall appear in the Note Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.10. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.
     Section 7.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation or banking association shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee or Authenticating Agent and deliver such Notes so authenticated; and, in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or any Authenticating Agent appointed by such successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force and effect that this Indenture provides for the certificate of authentication of the Trustee; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.
     Section 7.13. Preferential Collection of Claims Against the Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the TIA regarding the collection of the claims against the Company (or any such other obligor).
     Section 7.14. Reports By The Trustee. (a) Within sixty (60) days after May 15 of each year commencing with the year 2010, the Trustee shall transmit to Holders and other persons such reports dated as of May 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA.
          (b) A copy of each such report shall, at the time of such transmission to Noteholders, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Notes are listed and also with the SEC. The Company agrees to notify the Trustee when and as the Notes become admitted to trading on any national securities exchange or become delisted therefrom.
     Section 7.15. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Noteholders, as the names and addresses of such Holders appear on the Note Register, notice by mail of all Defaults which have occurred, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice; provided that, except in the case of

Default in the payment of the principal of, premium (including any Make-Whole Premium or any Conversion Make-Whole Payment), if any, or interest on any of the Notes when due or in the payment of any repurchase obligation (including any payment under Article 10 hereof), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Noteholders.
ARTICLE 8
DISCHARGE OF INDENTURE
     Section 8.01. Discharge Of Indenture. When all outstanding Notes will become due and payable within one year of their Stated Maturity and the Company has deposited with the Trustee cash sufficient to pay and discharge all outstanding Notes on the date of their Stated Maturity, then the Company may discharge its obligations under this Indenture while Notes remain outstanding; provided that provisions of Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 2.08, Section 4.01, Section 4.05, Section 7.06, Article 10 and this Article 8 shall survive until the Notes have been paid in full. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers’ Certificate and Opinion of Counsel as required by Section 11.04 and at the cost and expense of the Company; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes. The Company will remain obligated to issue shares of its Common Stock upon conversion of the Notes until such maturity as described under Article 10.
     Section 8.02. Paying Agent to Repay Monies Held. Upon the discharge of this Indenture, all monies then held by any Paying Agent of the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.
     Section 8.03. Return Of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee or the Paying Agent for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the Holders for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or the Paying Agent on written demand and all liability of the Trustee or the Paying Agent shall thereupon cease with respect to such monies; and the Holders shall thereafter look only to the Company for any payment that such Holder may be entitled to collect unless an applicable abandoned property law designates another Person.

ARTICLE 9
SUPPLEMENTAL INDENTURES
     Section 9.01. Without Consent Of Holders. The Company and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto without the consent of any Noteholder for one or more of the following purposes:
          (a) adding to the Company’s covenants for the benefit of the Holders;
          (b) surrendering any right or power conferred upon the Company, including, without limitation, the right to pay the Purchase Price upon a Change of Control and/or Make-Whole Premium or the Conversion Make-Whole Payment in shares of Preferred Stock;
          (c) providing for the assumption of the Company’s obligations to the Holders in the case of a merger, consolidation, conveyance, transfer or lease in accordance with Article 5;
          (d) increasing the Conversion Rate or reducing the Conversion Price; provided that the increase or reduction will not adversely affect the interests of Holders in any material respect;
          (e) curing any ambiguity or correcting or supplementing any defective provision contained in this Indenture; provided that such modification or amendment does not adversely affect the interests of the Holders in any material respect;
          (f) adding or modifying any other provisions which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders in any material respect;
          (g) complying with the requirements regarding merger or transfer of assets; or
          (h) providing for uncertificated Notes in addition to the certificated Notes so long as such uncertificated Notes are in registered form for purpose of the Internal Revenue Code of 1986.
     Section 9.02. With Consent Of Holders. With the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, the Company and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or change in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes or amending or otherwise modifying any provision of the Guaranty. However, without the consent of each Noteholder so affected, a supplemental indenture or amendment or other modification to the Guaranty may not:
          (a) change the maturity of the principal of or any installment of interest on any Note;

          (b) reduce the principal amount of, or any premium (including any Make-Whole Premium or Conversion Make-Whole Payment) or interest on, any Note, or any amount required to be paid pursuant to Article 10;
          (c) change the currency of payment of such Note or interest thereon;
          (d) impair the right to institute suit for the enforcement of any payment on or with respect to any Note;
          (e) modify the Company’s obligations to maintain an office or agency in New York City;
          (f) except as otherwise permitted or contemplated by provisions concerning corporate reorganizations, adversely affect the repurchase option of Holders upon a Change of Control or the conversion rights of Holders;
          (g) reduce the percentage in aggregate principal amount of Notes outstanding necessary to modify or amend this Indenture or to waive any past default;
          (h) release any Subsidiary from its obligations under the Guaranty except as provided in the Guaranty (which action shall be deemed to affect each Noteholder); or
          (i) amend or otherwise modify the terms of Section 10.04(a).
     It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture or amendment or other modification to the Guaranty, but it shall be sufficient if such consent approves the substance thereof.
     After a supplemental indenture or amendment or other modification to the Guaranty under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the supplemental indenture or amendment or modification to the Guaranty.
     Section 9.03. Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA; provided that this Section 9.03 shall not require such supplemental indenture or the Trustee to be qualified under the TIA prior to the time such qualification is in fact required under the terms of the TIA or the Indenture has been qualified under the TIA, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the TIA or the Indenture has been qualified under the TIA.
     Section 9.04. Revocation and Effect of Consents, Waivers and Actions. Until a supplemental indenture, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Note hereunder is a continuing consent by the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same obligation as the consenting Holder’s Note, even if notation of the consent, waiver or action is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder’s Note or portion of the Note if the Trustee receives the notice of revocation before the date the supplemental indenture, waiver or action becomes effective. After a supplemental indenture, waiver or action becomes effective, it shall bind every Noteholder.
     Section 9.05. Notation on or Exchange of Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee or an Authenticating Agent in exchange for outstanding Notes.
     Section 9.06. Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall be provided with, and shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.
     Section 9.07. Effect of Supplemental Indentures; Guaranty. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. The foregoing provisions of Sections 9.03 through 9.07 shall apply to any amendment or other modification of the Guaranty to the same extent as such provisions apply to a supplemental indenture.
ARTICLE 10
CONVERSION
     Section 10.01. Conversion Right and Conversion Price. Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Note or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock (or, at the election of such Holder, Preferred Stock), at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion; provided, however, that (i) prior to the Full Conversion Date (and except as provided in clause (ii) below to the extent the Company has exercised its right to redeem all or any part of the Notes as provided in Article 3), if a Holder elects to receive Common Stock upon conversion of all or any part of the Notes, such Holder may exercise its conversion right only to the extent that the issuance of the number of shares of Common Stock issuable upon such conversion would not result in a violation of Section 10.04(a) or Section 10.04(b) or, if a Holder elects to receive shares of Preferred Stock upon conversion of all or any part of the Notes, such Holder may exercise its conversion right only to the extent that the number of shares of Preferred Stock issuable upon such conversion would be convertible as of the Conversion Date (as defined below) into a number of shares of Common Stock that, if issued on the Conversion Date would not result in a violation of Section 10.04(b) and (ii) (a) on or after the Full Conversion Date or

(b) if the Company has exercised its right to redeem all or any part of the Notes as provided in Article 3 (which shall be deemed to have occurred upon the Trustee’s delivery of a Redemption Notice to each of the Holders pursuant to Section 3.02(a)), a Holder may exercise its conversion right with respect to the full principal amount of Notes held by such Holder or subject to the Redemption Notice, as applicable (subject to Section 10.04(a)); provided, further, that with respect to the foregoing clause (ii), if Shareholder Approval has not been obtained as of the Conversion Date, the Company will make a cash payment in lieu of any shares of Common Stock otherwise deliverable to such Holder upon conversion in excess of the Exchange Cap (or, if such Holder has elected to receive shares of Preferred Stock upon such conversion, in lieu of any shares of Preferred Stock otherwise deliverable to such Holder upon conversion that would be convertible into shares of Common Stock in excess of the Exchange Cap, without regard to any limitation set forth in Section 6 of the Preferred C of D) (the “Excess Shares”) equal to the product of (1) the number of the Excess Shares multiplied by (2) the average Closing Price per share of the Common Stock over the ten Trading Day period ending on the Trading Day preceding the Conversion Date. Such conversion right shall expire at the close of business on the Stated Maturity date of the Notes.
     In the case of a Change of Control for which the Holder exercises its repurchase right with respect to a Note or portion thereof or a redemption of all or a portion of the Notes pursuant to Section 3.01, such conversion right in respect of the Note or portion thereof shall expire at the close of business on the Business Day immediately preceding the Change of Control Purchase Date or the Redemption Date, as applicable.
     The price at which shares of Common Stock shall be delivered upon conversion (the “Conversion Price”) shall be initially equal to $0.60 per share of Common Stock, which is equal to a conversion rate of 1,666.6667 shares of Common Stock per $1,000 principal amount of Notes (the “Conversion Rate”). The Conversion Price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d), (e), (f), (h) and (i) of Section 10.07 hereof. Notwithstanding the foregoing, for purposes of any conversion of the principal amount of any Note (or any portion thereof) into Preferred Stock, other than pursuant to an Automatic Conversion (defined below), (X) the “Conversion Price” shall mean $100 and (Y) the “Conversion Rate” shall mean ten (10) shares of Preferred Stock per $1,000 principal amount of Note.
     Section 10.02. Exercise of Conversion Right. (a) To exercise the conversion right, the Holder of any Note to be converted shall surrender such Note duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, accompanied by a duly signed conversion notice substantially in the form attached to the Note (the “Conversion Notice”) to the Company stating that the Holder elects to convert such Note or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted (or, in the case of a beneficial interest in a Global Note, the Beneficial Holder shall comply with DTC’s procedures for conversion).
          (b) Notes surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest to be received on such Interest Payment Date on the principal amount of Notes being surrendered for conversion.
          (c) A Note (or portion thereof) shall be deemed to have been converted immediately prior to the close of business on the day of compliance with the delivery of the Conversion Notice and surrender of such Note for conversion in accordance with the foregoing provisions and, if required, payments of amounts required under Section 10.02(b) and Section 10.11 (such date of compliance, the “Conversion Date”), and at such time the rights of the Holder of such Note (or portion thereof) as a Holder shall cease, and the Person or Persons entitled to receive the Conversion Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Conversion Stock at such time. As promptly as practicable on or after the Conversion Date, and in any event within three Business Days thereafter, the Company shall cause such Conversion Agent to issue and deliver to such Holder or its designee a certificate or certificates for the number of full shares of Conversion Stock issuable upon conversion (provided that, if such Conversion Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and the Holder is eligible to receive shares through DTC, the Conversion Agent shall instead credit such number of full shares of Conversion Stock to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system), together with payment in lieu of any fraction of a share as provided in Section 10.03 hereof and any Conversion Make-Whole Payment and payment required under Article 10, if applicable.
          (d) In the case of any Note which is converted in part only, upon such conversion the Company shall execute and the Trustee or an Authenticating Agent shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Note.
     Section 10.03. Fractions of Shares. No fractional shares of Common Stock shall be issued upon conversion of any Note or Notes into shares of Common Stock. If more than one Note shall be converted into shares of Common Stock at one time by the same Holder, the number of full shares which shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so converted. Instead of any fractional share of Common Stock which would otherwise be issued upon conversion of any Note or Notes (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Closing Price of the Common Stock as of the Trading Day preceding the date of conversion. Fractional shares of Preferred Stock shall be issued upon any conversion of any Note or Notes (other than in an aggregate principal amount that is an integral multiple of $1,000) into Preferred Stock (including pursuant to an Automatic Conversion).

     Section 10.04. Limitations on Issuance of Common Stock.
          (a) Maximum Ownership Limitation.
               (i) Voluntary Conversions. Notwithstanding anything to the contrary contained in this Indenture, a Beneficial Holder may not convert all or any portion of such Beneficial Holder’s Notes into Common Stock to the extent (but only to the extent) that such Beneficial Holder and its Affiliates would, after giving effect to such conversion, beneficially own, in the aggregate, in excess of 4.99% of the outstanding shares of Common Stock (the “Maximum Ownership Limitation”); provided that a Beneficial Holder, upon not less than 61 days’ prior written notice to the Company, may increase the Maximum Ownership Limitation applicable to such Beneficial Holder (but, for the avoidance of doubt, not for any subsequent or other Beneficial Holder) to 9.9% of the outstanding shares of Common Stock. No such increase shall be effective prior to the 61st day after such written notice is delivered to the Company. No prior inability to convert all or any portion of a Beneficial Holder’s Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this Section 10.04(a)(i) with respect to any subsequent determination of convertibility. Such Beneficial Holder’s delivery of a Conversion Notice (or compliance with DTC’s procedures for conversion, as applicable) shall constitute a representation that, upon delivery of the shares of Common Stock to be issued to it on the Share Delivery Date, as set forth in the Conversion Notice, such Beneficial Holder and its Affiliates will not beneficially own more than the Maximum Ownership Limitation applicable to such Beneficial Holder immediately after giving effect to such issuance. The Company shall be entitled to rely on such representations deemed made by the Beneficial Holder and shall not be deemed to violate the Maximum Ownership Limitation by issuing to such Beneficial Holder no more than the number of shares of Common Stock provided for in a Conversion Notice (or through DTC’s procedures for conversion, as applicable). For purposes of the foregoing, the aggregate number of shares of Common Stock beneficially owned by a Beneficial Holder and its Affiliates shall include the shares of Common Stock issuable upon conversion of such Beneficial Holder’s Notes with respect to which the determination is being made, but shall exclude the shares of Common Stock that would be issuable upon (i) conversion of the remaining, unconverted portion of such Notes and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Company (including any notes, warrants or convertible preferred stock) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein beneficially owned by the Beneficial Holder and its Affiliates.
               (ii) Ownership Calculations. Except as set forth in the last sentence of Section 10.04(a)(i), for purposes of this Section 10.04(a), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculation of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 10.04(a), in determining the number of outstanding shares of Common Stock, a Beneficial Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent quarterly report on Form 10-Q or annual report on Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the transfer agent for the Common Stock setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Beneficial Holder, the Company shall within one (1) Business Day confirm orally and in writing to such Beneficial Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into shares of Common Stock. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion, exercise or exchange of securities of the Company, including the Notes, by the applicable Beneficial Holder and its Affiliates, as determined by the Beneficial Holder, since the date as of which such number of outstanding shares of Common Stock was reported.
          (b) Overall Limit on Common Stock Issuable. Notwithstanding anything to the contrary contained in this Indenture, the aggregate number of shares of Common Stock issuable by the Company and acquirable by the Holders (including shares of Common Stock issuable upon a conversion or upon conversion of any shares of Preferred Stock issuable upon a conversion or in payment of any Change of Control Purchase Price, Make-Whole Premium or Conversion Make-Whole Payment) shall not exceed 19.9% of the number of shares of Common Stock outstanding immediately prior to the Closing Date, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the “Exchange Cap”), unless the Shareholder Approval has been obtained or the Company has obtained a written opinion from outside counsel to the Company that such approval is not required. Notwithstanding the Exchange Cap, subject to Section 10.04(a)(i), a Holder may require conversion of any amount of its Notes in connection with the events described in clause (ii) of Section 10.01 hereof; provided that, in each such case if the Shareholder Approval has not been obtained as of the applicable Conversion Date, the Company shall be required to make a cash payment in lieu of issuance of Common Stock on the terms set forth in the proviso to Section 10.01.
     Section 10.05. Automatic Conversion.
          (a) Subject to the terms and conditions of this Section 10.05 and provided that all of the Equity Conditions are satisfied (or waived in writing by the Holders of a majority in aggregate principal amount of the Notes then outstanding), on the third Trading Day after the receipt of the Shareholder Approval (such Trading Day, the “Automatic Conversion Date”), an aggregate principal amount of Notes equal to the difference (but not less than zero (0)) of (i) thirty percent (30%) of the original principal amount of all Notes issued hereunder, minus (ii) any principal amount of Notes that has been repaid, redeemed or repurchased by the Company, or converted into shares of Common Stock or Preferred Stock by the Holders thereof, in accordance herewith, shall convert automatically into that number of fully paid and nonassessable shares of Preferred Stock obtained by multiplying the principal amount of such portion of the Notes to be so converted by 0.01579 (the “Automatic Conversion”). Any Automatic Conversion shall be made on a pro rata basis with reference to the aggregate principal amount held by all Holders of the Notes on the Automatic Conversion Date, rounded up to the amount of $1,000 in principal amount on a holder-by-holder basis.
          (b) Unless the Company shall have previously called for redemption all of the Notes then outstanding, upon an Automatic Conversion, the Company, or at its written request (which request must include the information listed in Section 10.05(c) and be received by the Trustee not fewer than five (5) Business Days prior (or such shorter period of time as may be acceptable to the Trustee) to the date the Trustee is requested to give notice as described below), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of the Automatic Conversion (the “Automatic Conversion Notice”) not later than three (3) Business Days after the Automatic Conversion Date to each Holder of Notes at its last address as the same appears on the Note Register; provided, that if the Company shall give such notice, it shall also give written notice of the Automatic Conversion Date to the Trustee. Notice shall be mailed by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for Automatic Conversion shall not affect the validity of the Automatic Conversion of any other Note. On the Automatic Conversion Date, the Company shall issue a press release announcing the Automatic Conversion, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Automatic Conversion or any of the proceedings for the Automatic Conversion.
          (c) Each Automatic Conversion Notice shall certify that all of the Equity Conditions have been satisfied and shall specify:
               (i) the Automatic Conversion Date;
               (ii) the CUSIP, ISIN or similar number or numbers of the Notes subject to Automatic Conversion;
               (iii) the place or places where such Notes are to be surrendered for conversion;
               (iv) the Conversion Price in effect on the Automatic Conversion Date;
               (v) the portion of the principal amount thereof to be converted; and
               (vi) a statement that on and after the Automatic Conversion Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unconverted portion thereof will be issued.
          (d) In the event of an Automatic Conversion, the Company shall cause to be issued and delivered to each Holder a certificate or certificates for the number of shares of Preferred Stock issuable to such Holder upon the Automatic Conversion of the Notes held by such Holder (provided that, if any Conversion Agent is participating in the DTC Fast Automated Securities Transfer Program and the Holder is eligible to receive shares through DTC, the Company shall instead cause such number of shares of Preferred Stock to be credited to such Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system), along with any cash due in respect of any accrued and unpaid interest through the Automatic Conversion Date as promptly after the Automatic Conversion Date as practicable, and in any event within three Business Days thereafter, in accordance with the provisions of this Article 10.
          (e) In connection with any Automatic Conversion, accrued and unpaid interest, if any, remaining unpaid on the portion of Notes so converted through the Automatic

Conversion Date shall be paid in cash to the Holder; provided that if the Automatic Conversion Date is on or after a Regular Record Date but on or prior to the related Interest Payment Date, then accrued and unpaid interest on the portion of the Notes so converted through the Automatic Conversion Date shall be paid to Holders of record on the Automatic Conversion Date.
     Section 10.06. Conversion Make-Whole Payment.
          (a) If a Holder elects to exercise its conversion rights pursuant to this Article 10 following the Company’s issuance of a Redemption Notice in accordance with Section 3.02, in addition to the shares of Common Stock or Preferred Stock the Holder is otherwise entitled to receive pursuant to this Article 10 (but subject to the limitations set forth in Section 10.04(b)), the Company shall pay to such Holder the Conversion Make-Whole Payment. The Conversion Make-Whole Payment, if any, shall be paid in cash or, solely at the Company’s option, in shares of Preferred Stock and shall be payable either (i) on the Redemption Date if the Conversion Make-Whole Payment is paid in cash or (ii) not later than three (3) Business Days after the Redemption Date if the Conversion Make-Whole Premium is paid in shares of Preferred Stock. If the Company elects to pay the Conversion Make-Whole Payment in shares of Preferred Stock, the value of each share of Preferred Stock to be delivered in respect of the Conversion Make-Whole Payment shall be deemed to be equal to the product of (A) the average Closing Price per share of Common Stock over the ten Trading Day period ending on the Trading Day immediately preceding the Redemption Date, and (B) the number of whole shares of Common Stock into which each share of Preferred Stock is then convertible (without giving effect to any limitations on conversion thereof set forth in Section 6 of the Preferred C of D).
          (b) The following are conditions to the Company’s election to pay the Conversion Make-Whole Payment in Preferred Stock:
               (i) The shares of Preferred Stock to be issued in the Conversion Make-Whole Payment hereunder and shares of Common Stock issuable upon conversion of such shares of Preferred Stock:
                    (A) shall not require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act on the applicable Redemption Date or, if such registration is required, such registration shall be completed and shall become effective prior to such Redemption Date; and
                    (B) shall not require registration with, or approval of, any governmental authority under any state law or any other federal law before shares may be validly issued or delivered on the applicable Redemption Date or, if such registration is required or such approval must be obtained, such registration shall be completed or such approval shall be obtained prior to such Redemption Date.
               (ii) The shares of Common Stock issuable upon conversion of the shares of Preferred Stock to be issued for the payment of the Conversion Make-Whole Payment are, or shall have been, approved for listing on the NYSE Amex or listed on another national securities exchange, in any case, prior to the Redemption Date.

               (iii) All shares of Preferred Stock which may be issued for the payment of the Conversion Make-Whole Payment and shares of Common Stock which may be issued upon conversion of such shares of Preferred Stock will be issued out of the Company’s authorized but unissued Preferred Stock or Common Stock, as applicable, and will, upon issue, be duly and validly issued and fully paid and nonassessable and free of any preemptive or similar rights and shall not be issued in violation of Section 10.04.
               (iv) The Shareholder Approval shall have been obtained.
If any of the conditions set forth in clauses (i) through (iv) of this Section 10.06(b) are not satisfied in accordance with the terms thereof, the Conversion Make-Whole Payment shall be paid by the Company only in cash. The Company may not change the form of consideration to be paid with respect to a Conversion Make-Whole Payment once it has given notice set forth in Section 3.02(a) to Holders, except as described in the immediately preceding sentence.
     Section 10.07. Adjustment of Conversion Price. The Conversion Price shall be subject to adjustments, calculated by the Company, from time to time as follows:
          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:
     (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 10.07(g)) fixed for such determination, and
     (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.
Such reduction shall become effective immediately after the opening of business on the day following the Record Date. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 10.04(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.
          (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.
          (c) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price on the Trading Day immediately preceding the time of announcement of such issuance (“Market Price”), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such Record Date by a fraction:
     (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Market Price, and
     (2) the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible).
Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock (or securities convertible into Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such Record Date had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration if other than cash, to be determined by the Board of Directors.
          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of the Company (other than any dividends or distributions to which Section 10.07(a) applies) or evidences of its indebtedness, cash or other assets, including securities, but excluding (1) any rights or warrants referred to in Section 10.07(c), (2) any stock, securities or other property or assets (including cash) distributed in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 10.14 hereof applies and (3) dividends and distributions paid exclusively in cash (the securities described in foregoing clauses

(1), (2) and (3) hereinafter in this Section 10.07(d) called the “excluded securities”), then, in each such case (unless the Company elects to reserve such securities for distribution to the Noteholders upon the conversion of the Notes so that any such Holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of such securities which such Holder would have received if such Holder had converted its Notes into Common Stock immediately prior to the Record Date), subject to the second succeeding paragraph of this Section 10.07(d), the Conversion Price shall be adjusted so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 10.07(g)) with respect to such distribution by a fraction:
     (1) the numerator of which shall be the Current Market Price (determined as provided in Section 10.07(g)) on such Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) on such Record Date of the portion of the securities so distributed (other than excluded securities) applicable to one share of Common Stock (determined on the basis of the number of shares of the Common Stock outstanding on the Record Date), and
     (2) the denominator of which shall be such Current Market Price.
Such reduction shall become effective immediately prior to the opening of business on the day following the Record Date. However, in the event that the then fair market value (as so determined) of the portion of the securities so distributed (other than excluded securities) applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of securities so distributed (other than excluded securities) such Holder would have received had such Holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.
     If the Board of Directors determines the fair market value of any distribution for purposes of this Section 10.07(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution (other than excluded securities), it must in doing so consider the prices in such market over the same period (the “Reference Period”) used in computing the Current Market Price pursuant to Section 10.07(g) to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Holder.
     Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”):
               (ii) are deemed to be transferred with such shares of Common Stock;

               (iii) are not exercisable; and
               (iv) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 10.07(d) (and no adjustment to the Conversion Price under this Section 10.07 (d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 10.07(d):
     (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrant (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and
     (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.
No adjustment of the Conversion Price shall be made pursuant to this Section 10.07(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed, or reserved by the Company for distribution to Holders of Notes upon conversion by such Holders to Common Stock.
     For purposes of this Section 10.07(d) and Sections 10.07(a), 10.07(b) and 10.07(c), any dividend or distribution to which this Section 10.07(d) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which Section 10.07(b) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 10.07(c) applies (or any combination thereof), shall be deemed instead to be:
     (3) a dividend or distribution of the evidences of indebtedness, assets, shares of Capital Stock, rights or warrants other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 10.07(a), 10.07(b) and 10.07(c) apply, respectively (and any Conversion Price reduction required by this Section 10.07(d) with respect to such dividend or distribution shall then be made), immediately followed by

     (4) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 10.07(a), 10.07(b) and 10.07(c) with respect to such dividend or distribution shall then be made), except:
                    (B) the Record Date of such dividend or distribution shall be substituted as (x) “the date fixed for the determination of stockholders entitled to receive such dividend or other distribution”, “Record Date fixed for such determinations” and “Record Date” within the meaning of Section 10.07(a), (y) “the day upon which such subdivision becomes effective” and “the day upon which such combination becomes effective” within the meaning of Section 10.07(b), and (z) as “the date fixed for the determination of stockholders entitled to receive such rights or warrants”, “the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants” and such “Record Date” within the meaning of Section 10.07(c), and
                    (C) any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding at the close of business on the date fixed for such determination” within the meaning of Section 10.07(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.
          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 10.14 hereof applies or as part of a distribution referred to in Section 10.07(d) hereof), then and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction:
               (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) such amount distributed to all holders of its Common Stock and (y) the number of shares of Common Stock outstanding on the Record Date, and
               (ii) the denominator of which shall be equal to the Current Market Price on such date.
However, in the event that the then fair market value (as so determined) of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (f) In case a tender offer made by the Company or any of its Subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) that combined together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), as of the expiration of such tender offer, of other consideration payable in respect of any other tender offers, by the Company or any of its Subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 10.07(f) has been made exceeds 10% of the product of the Current Market Price (determined as provided in Section 10.07(g)) as of the last time (the “Expiration Time”) tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction:
               (i) the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and
               (ii) the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time.
Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company or any such Subsidiary, as the case may be, is obligated to purchase shares pursuant to any such tender offer, but the Company or any such Subsidiary, as the case may be, is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 10.07(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 10.07(f).
          (g) For purposes of this Section 10.07, the following terms shall have the meanings indicated:

     (1) “Current Market Price” shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that if:
               (ii) the “ex” date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10.04(a), (b), (c), (d), (e) or (f) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;
               (iii) the “ex” date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10.07(a), (b), (c), (d), (e) or (f) occurs on or after the “ex” date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and
               (iv) the “ex” date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i)or (ii) of this proviso, the Closing Price for each Trading Day on or after such “ex” date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 10.07(d) or (f), whose determination shall be conclusive and set forth in a Board Resolution) of the evidences of indebtedness, shares of Capital Stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such “ex” date.
     For purposes of any computation under Section 10.07(f), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the “ex” date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10.07 (a), (b), (c), (d), (e) or (f) occurs on or after the Expiration Time for the tender offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term “ex” date, when used:
                    (A) with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution;
                    (B) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and
                    (C) with respect to any tender offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.
Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 10.07, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 10.07 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.
     (2) “fair market value” shall mean the amount which a willing buyer would pay a willing seller in an arm’s length transaction.
     (3) “Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).
          (h) The Company may make such increases in the Conversion Rate, in addition to those required by Section 10.07(a), (b), (c), (d), (e) or (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.
     To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Company, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the Note Register a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.
          (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 10.07(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 10 shall be made by the Company and shall be made to the nearest one hundredth of a cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.
          (j) In any case in which this Section 10.07 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Note converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 10.03 hereof.
          (k) For purposes of this Section 10.07, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.
     Section 10.08. Notice of Adjustments of Conversion Price. Whenever the Conversion Price is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of Section 10.07(h) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers’ Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers’ Certificate, the Company shall prepare a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder as it appears in the Note Register within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.
     Section 10.09. Notice Prior to Certain Actions. In case at any time after the date hereof:
     (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;
     (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights;
     (3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or
     (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;
the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Notes pursuant to Section 4.03 hereof, and shall cause to be provided to the

Trustee and all Holders in accordance with Section 11.02 hereof, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:
                    (B) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or
                    (C) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.
     The Company shall make public disclosure thereof prior to or contemporaneously with the giving of such notice to the Holders. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 10.09.
     Section 10.10. Company to Reserve Common Stock and Preferred Stock. The Company shall take all action necessary to at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock and Preferred Stock, for the purpose of effecting the conversion of Notes, the full number of shares of fully paid and nonassessable Common Stock and Preferred Stock then issuable upon the conversion of all Notes outstanding.
     Section 10.11. Taxes on Conversions. Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Conversion Stock on conversion of, or as payment on, Notes pursuant hereto. A Holder delivering a Note for conversion shall be liable for and will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Conversion Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.
     Section 10.12. Covenant as to Conversion Stock. The Company covenants that all shares of Conversion Stock which may be issued upon conversion of Notes or in payment of the Change of Control Purchase Price, Make-Whole Premium or Conversion Make-Whole Payment will upon issue be fully paid and nonassessable and, except as provided in Section 10.14, the Company will pay all taxes, liens and charges with respect to the issue thereof.
     Section 10.13. Cancellation of Converted Notes. All Notes delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.11.

     Section 10.14. Effect of Reclassification, Consolidation, Merger or Sale. If any of following events occur, namely:
     (1) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),
     (2) any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock or
     (3) any sale or conveyance of all or substantially all the properties and assets of the Company to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee and the Company a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that the Notes shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Notes been converted in full (without giving effect to any limitations on conversion under Section 10.04) into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“Non-Electing Share”), then for the purposes of this Section 10.14 the kind and amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 10. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the repurchase rights set forth in Section 3.05 hereof.
     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Note Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.
     The above provisions of this Section 10.14 shall similarly apply to successive reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.
     If this Section 10.14 applies to any event or occurrence, Section 10.07 hereof shall not apply.
     Section 10.15. Responsibility of Trustee for Conversion Provisions. The Trustee and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Note; and it or they do not make any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Note for the purpose of conversion; and the Trustee and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.
     Section 10.16. Cash Damages. If by the date (a “Share Delivery Date”) that is three (3) Business Days after a Conversion Date or the Automatic Conversion Date, as applicable, there shall not be issued and delivered to a Beneficial Holder or its designee a certificate for, or credited to such Beneficial Holder’s or its designee’s balance account with DTC, the number of shares of Conversion Stock to which such Beneficial Holder is entitled upon such conversion, and if on or after the Share Delivery Date such Beneficial Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Beneficial Holder of shares of Common Stock that such Beneficial Holder anticipated receiving from the Company (or, in the case of an Automatic Conversion or other conversion into Preferred Stock, issuable upon conversion of the shares of Preferred Stock that the Beneficial Holder anticipated receiving from the Company, without giving effect to any limitations on conversion set forth in Section 6 of the Preferred C of D) upon such conversion (a “Buy-In”), then the Company shall, within three (3) Business Days after such Beneficial Holder’s request and in such Beneficial Holder’s discretion, either (i) pay cash to such Beneficial Holder in an amount equal to such Beneficial Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate, or credit such shares to such

Beneficial Holder’s or its designee’s balance account with DTC, shall terminate, or (ii) promptly (and in any event within one (1) Business Day) honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Conversion Stock that the Company was required to deliver to the Beneficial Holder in connection with the conversion, or credit such shares to such Beneficial Holder’s or its designee’s balance account with DTC, and pay cash to the Beneficial Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock that the Company was required to deliver to such Beneficial Holder (or, in the case of an Automatic Conversion or other conversion into Preferred Stock, issuable upon conversion of such number of shares of Preferred Stock (without giving effect to any limitations on conversion set forth in Section 6 of the Preferred C of D) that the Company was required to deliver to such Beneficial Holder) in connection with the conversion, times (B) the Closing Price of the Common Stock on the Share Delivery Date. The Beneficial Holder shall provide the Company written notice indicating the amounts payable to the Beneficial Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.
     Section 10.17. Application of Conversion Amounts. Unless otherwise specified in writing by the Holder of any Note, any principal of such Note which such Holder converts in accordance with this Article 10 shall be deducted first from any principal of such Note as to which the Company has exercised its right to redeem in accordance with this Indenture but has not yet redeemed.
ARTICLE 11
MISCELLANEOUS
     Section 11.01. Trust Indenture Act Controls. This Indenture is hereby made subject to, and shall be governed by, the provisions of the TIA required to be part of and to govern indentures qualified under the TIA; provided, however, that, unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the TIA as now in effect or as hereafter amended or modified; provided further that this Section 11.01 shall not require this Indenture or the Trustee to be qualified under the TIA prior to the time such qualification is in fact required under the terms of the TIA, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the TIA. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.
     Section 11.02. Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

if to the Company:
Gasco Energy, Inc.
8 Inverness Drive
Suite 100
Englewood, CO 80112
Attention: Chief Financial Officer
Facsimile No. (303) 483-0011
if to the Trustee:
Wells Fargo Bank, N.A.
1445 Ross Avenue, 2nd Floor
MAC T5303-022
Dallas, TX 75202
Attention: Corporate Trust Services
Facsimile No. (214) 777-4086
     The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.
     Any notice or communication given to a Noteholder shall be mailed to the Noteholder, by first-class mail, postage prepaid, at the Noteholder’s address as it appears on the registration books of the Note Registrar and shall be sufficiently given if so mailed within the time prescribed.
     Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.
     If the Company mails a notice or communication to the Noteholders, it shall mail a copy to the Trustee and each Note Registrar, Paying Agent, Conversion Agent or co-registrar.
     Section 11.03. Communication by Holders with Other Holders. Noteholders may communicate pursuant to Section 312(b) of the TIA with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Note Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of Section 312(c) of the TIA.
     Section 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:
     (1) an Officers’ Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.
     Section 11.05. Statements Required in Certificate or Opinion. Each Officers’ Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:
     (1) a statement that each person making such Officers’ Certificate or Opinion of Counsel has read such covenant or condition;
     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers’ Certificate or Opinion of Counsel are based;
     (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.
     Section 11.06. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 11.07. Rules by Trustee, Paying Agent, Conversion Agent and Note Registrar. The Trustee may make reasonable rules for action by or a meeting of Noteholders. The Note Registrar, Conversion Agent and the Paying Agent may make reasonable rules for their functions.
     Section 11.08. Legal Holidays. A “Legal Holiday” is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Notes, no interest, if any, shall accrue for the intervening period.
     Section 11.09. GOVERNING LAW. THIS INDENTURE AND THE NOTES WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     Section 11.10. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

     Section 11.11. Successors. All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.
     Section 11.12. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Note Registrar and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
     Section 11.13. Table of Contents, Heading, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
     Section 11.14. Authenticating Agent. The Trustee may appoint an authenticating agent (the “Authenticating Agent”) that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.03, 2.07, 2.08, 3.08 and 10.02, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the Authenticating Agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such Authenticating Agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.09.
     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 11.14, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.
     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor Authenticating Agent or itself assume the duties and obligations of the former Authenticating Agent under this Indenture and, upon such appointment of a successor Authenticating Agent, if made, shall give written notice of such appointment of a successor Authenticating Agent to the Company and shall mail notice of such appointment of a successor Authenticating Agent to all Holders as the names and addresses of such Holders appear on the Note Register.

     The Company agrees to pay to the Authenticating Agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the Authenticating Agent.
     The provisions of Sections 2.12, 7.03, 7.04, 7.07 and this Section 11.14 shall be applicable to any Authenticating Agent.
     Section 11.15. Execution In Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
     Section 11.16. Other Remedies. The Company acknowledges that a breach by it of any of its obligations hereunder and under the Notes will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Trustee and the Holders shall be entitled to seek specific performance for, or other equitable relief with respect to, a breach by the Company or any of its obligations hereunder and under the Notes, without the necessity of showing economic loss and without any bond or other security being required.

     IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

GASCO ENERGY, INC.
By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Patrick T. Giordano
	Name:	Patrick T. Giordano
	Title:	Vice President

EXHIBIT A
     FOR GLOBAL NOTE ONLY: [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]
     THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. FOR INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THE NOTE, PLEASE CONTACT GASCO ENERGY, INC., ATTENTION: CHIEF FINANCIAL OFFICER, 8 INVERNESS DRIVE EAST, SUITE 100, ENGLEWOOD, CO 80112, TELEPHONE: (303) 483-0044, FACSIMILE: (303) 483-0011.

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GASCO ENERGY, INC.
5.50% Convertible Senior Notes due 2015

No.	CUSIP: [ ]
Issue Date:
     GASCO ENERGY, INC., a Nevada corporation, promises to pay to [                    ] or registered assigns, the principal sum of [                    ] DOLLARS ($[                    ]) on [                    , 2015].
     This Note shall bear interest as specified on the other side of this Note. This Note is convertible as specified on the other side of this Note.
     Additional provisions of this Note are set forth on the other side of this Note.

Dated:	GASCO ENERGY, INC.
By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
     This is one of the Notes referred to in the within-mentioned Indenture (as defined on the other side of this Note).
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

By:
As Authenticating Agent
(if different from Trustee)

Dated:

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[FORM OF REVERSE SIDE OF NOTE]
5.50% Convertible Senior Note due 2015
1. Cash Interest.
     The Company promises to pay interest in cash on the principal amount of this Note at the rate per annum of 5.50%. The Company will pay cash interest semiannually in arrears on April 5 and October 5 of each year (each an “Interest Payment Date”), beginning October 5, 2010, to Holders of record at the close of business on March 15 and September 15 (whether or not a business day) (each a “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date, and the Company will pay interest in arrears on the Stated Maturity to the Holder to whom it pays the principal of this Note. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided or, if no interest has been paid, from the Issue Date. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay cash interest on overdue principal at the rate borne by the Notes plus 2% per annum, and it shall pay interest in cash on overdue installments of cash interest at the same rate to the extent lawful. All such overdue cash interest shall be payable on demand.
2. Method of Payment.
     Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the principal of, premium, if any, and cash interest on this Note and in respect of Change of Control Purchase Price and any applicable Make-Whole Premium or Conversion Make-Whole Payment or payment required under Article 10 of the Indenture to Holders. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money. A Holder with an aggregate principal amount in excess of $3,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder to an account in the United Stated in accordance with instructions delivered to the Trustee prior to the applicable Record Date. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day.
3. Paying Agent, Conversion Agent and Note Registrar.
     Initially, Wells Fargo Bank, National Association (the “Trustee”), will act as Paying Agent, Conversion Agent and Note Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Note Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Note Registrar or co-registrar.
4. Indenture.
     The Company issued the Notes under an Indenture dated as of June 25, 2010 (the “Indenture”), between the Company and the Trustee. The terms of the Notes include those stated

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in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the “TIA”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the TIA for a statement of those terms.
     The Notes are general unsecured obligations of the Company limited to $65,000,000 aggregate principal amount (subject to Section 2.08 of the Indenture).
5. Redemption and Repurchase by the Company at the Option of the Holder.
     The Company, at its option, may redeem the Notes, in whole or in part, at any time prior to Stated Maturity in accordance with the Indenture on the Redemption Date for a Redemption Price in cash equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest on the Notes redeemed to but not including the Redemption Date if the Closing Price of the Company’s Common Stock equals or exceeds 150% of the Conversion Price for at least 20 Trading Days in any consecutive 30 Trading Day period ending on the Trading Day immediately preceding the Redemption Date and all of the Equity Conditions are satisfied (or waived by the Holders of a majority in aggregate principal amount of the Notes then outstanding).
     If there shall have occurred a Change of Control (subject to certain conditions provided for in the Indenture), each Holder, at such Holder’s option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to purchase its Notes (or any portion of the principal amount hereof that is at least $1,000 or any whole multiple thereof, provided that the portion of the principal amount of this Note to be outstanding after such purchase is at least equal to $1,000) at the Change of Control Purchase Price in cash or Preferred Stock, at the Company’s option (subject, in the case of Preferred Stock, to conditions specified in the Indenture), plus any accrued and unpaid interest to but not including the Change of Control Purchase Date.
     If there shall have occurred a Change of Control pursuant to clause (ii) of the definition thereof, and a Holder surrenders its Notes for purchase, the Company shall pay to such Holder a Make-Whole Premium in addition to the Change of Control Purchase Price. The Make-Whole Premium will also be paid to the Holders who convert their Notes on or after the date on which the Company has given a notice to all Holders in accordance with Section 3.05(d) of the Indenture and on or before the close of business on the Business Day immediately preceding the Change of Control Purchase Date.
     The Company may in the case of a Public Acquirer Change of Control, in lieu of paying a Make-Whole Premium, elect to adjust the Conversion Rate and the related conversion obligation such that from and after the effective date of a Public Acquirer Change of Control, Holders of the Notes will be entitled to convert their Notes into a number of shares of Public Acquirer Common Stock by adjusting the Conversion Rate in effect immediately before the Public Acquirer Change of Control as set forth in the Indenture.
     A written notice of the Change of Control will be given to the Holders as provided in the Indenture. To exercise its right to require the Company to purchase all or a portion of its Notes,

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a Holder must deliver to the Trustee a Change of Control Purchase Notice as provided in the Indenture.
     Holders have the right to withdraw any Change of Control Purchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.
6. Conversion.
     A Holder of a Note may convert it into Common Stock or Preferred Stock of the Company at any time before the close of business on the Stated Maturity date of the Note; provided, however, that (i) prior to the Full Conversion Date (and except as provided in clause (ii) below to the extent the Company has exercised its right to redeem all or any part of the Notes as provided in Article 3 of the Indenture), if a Holder elects to receive Common Stock upon conversion of all or any part of the Notes, a Holder may exercise its conversion right only to the extent that the number of shares of Common Stock issuable upon such conversion would not result in a violation of Section 10.04(a) or Section 10.04(b) of the Indenture or, if a Holder elects to receive shares of Preferred Stock upon conversion of all or any part of the Notes, such Holder may exercise its conversion right only to the extent that the number of shares of Preferred Stock issuable upon such conversion would be convertible as of the Conversion Date into a number of shares of Common Stock that, if issued on the Conversion Date would not result in a violation of Section 10.04(b) of the Indenture and (ii) (a) on or after the Full Conversion Date or (b) if the Company has exercised its right to redeem all or any part of the Notes as provided in Article 3 of the Indenture, a Holder may exercise its conversion right with respect to the full principal amount of Notes held by such Holder or subject to the Redemption Notice, as applicable (subject to Section 10.04(a) of the Indenture); provided, further, that with respect to the foregoing clause (ii), if Shareholder Approval has not been obtained as of the Conversion Date, the Company will make a cash payment in lieu of any shares of Common Stock otherwise deliverable upon conversion in excess of the Exchange Cap (or, if such Holder has elected to receive shares of Preferred Stock upon such conversion, in lieu of any shares of Preferred Stock otherwise deliverable to such Holder upon conversion that would be convertible into shares of Common Stock in excess of the Exchange Cap, without regard to any limitation set forth in Section 6 of the Preferred C of D) (the “Excess Shares”) equal to the product of (1) the number of Excess Shares multiplied by (2) the average Closing Price per share of the Common Stock over the ten Trading Day period ending on the Trading Day preceding the Conversion Date.
     A Note in respect of which a Holder has delivered a Change of Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Note may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture. In the case of a Change of Control for which the Holder exercises its right to require the Company to purchase all of a Note or portion thereof or a redemption of all or a portion of the Notes pursuant to Section 3.01 of the Indenture, such conversion right in respect of the Note or portion thereof shall expire at the close of business on the Business Day immediately preceding the Change of Control Purchase Date or the Redemption Date, as applicable.
     The initial Conversion Price shall be initially equal to $0.60 per share of Common Stock, which is equal to a Conversion Rate of 1,666.6667 shares of Common Stock per $1,000 principal

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amount of the Notes, subject to adjustment in certain events described in the Indenture. Notwithstanding the foregoing, for purposes of any conversion of the principal amount of any Note (or any portion thereof) into Preferred Stock, other than pursuant to an Automatic Conversion, (X) the “Conversion Price” shall mean $100 and (Y) the “Conversion Rate” shall mean ten (10) shares of Preferred Stock per $1,000 principal amount of Note. The Company shall pay a cash adjustment as provided in the Indenture in lieu of any fractional share of Common Stock.
     To convert a Note, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Note to the Conversion Agent (or, in the case of a beneficial interest in a Global Note, the Beneficial Holder shall comply with DTC’s procedures for conversion), (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee in accordance with the Indenture, (4) pay the amount of interest, if any, the Holder must pay in accordance with the Indenture and (5) pay any transfer or similar tax, if required.
7. Limitations on Issuance of Common Stock.
     Notwithstanding anything to the contrary contained in the Indenture, a Holder may not convert all or any portion of such Holder’s Notes into Common Stock to the extent (but only to the extent) that such Holder and its Affiliates would as a result of such conversion or issuance beneficially own in excess of the Maximum Ownership Limitation.
8. Automatic Conversion.
     Subject to the terms and conditions of Section 10.05 of the Indenture, on the Automatic Conversion Date, an aggregate principal amount of the Notes equal to the difference (but not less than zero (0) of thirty percent (30%)) of the original principal amount of all Notes issued under the Indenture, minus (ii) any principal amount of Notes that has been repaid, redeemed or repurchased by the Company, or converted into shares of Common Stock or Preferred Stock by the Holders thereof, in accordance with the Indenture, shall convert automatically into that number of fully paid and nonassessable shares of Preferred Stock obtained by multiplying the principal amount of such portion of the Notes to be so converted by 0.01579 as set forth in the Indenture.
     A written notice of an Automatic Conversion will be given to the Holders as provided in the Indenture.
9. Conversion Make-Whole Payment.
     If a Holder elects to exercise its conversion rights following the Company’s issuance of a Redemption Notice in accordance with Section 3.02 of the Indenture, in addition to the shares of Common Stock or Preferred Stock the Holder is otherwise entitled to receive as provided in the Indenture, the Company shall pay to such Holder the Conversion Make-Whole Payment on the Redemption Date. The Company may elect to pay the Conversion Make-Whole Payment in cash or in shares of Preferred Stock as set forth in the Indenture and subject to the conditions and limitations contained therein.

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10. Denominations; Transfer; Exchange.
     The Notes are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Note Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Note Registrar need not transfer or exchange any Notes in respect of which a Change of Control Purchase Notice has been given and not withdrawn (except, in the case of a Note to be purchased in part, the portion of the Note not to be purchased).
11. Persons Deemed Owners.
     The registered Holder of this Note may be treated as the owner of this Note for all purposes.
12. Unclaimed Money or Notes.
     The Trustee and the Paying Agent shall return to the Company upon written request any money or Notes held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or Notes must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.
13. Amendment; Waiver.
     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding and (ii) certain Defaults or Events of Default may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes, among other things, to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to make any change that does not adversely affect the rights of any Noteholder.
14. Defaults and Remedies.
     Under the Indenture, Events of Default include (1) the Company fails to pay when due the principal of or premium, if any, on any of the Notes at maturity, upon exercise of a repurchase right or otherwise; (2) the Company fails to pay an installment of interest on any of the Notes that continues for 30 days after the date when due; (3) the Company fails to issue and deliver (or cause to be issued and delivered) shares of Conversion Stock, together with cash in lieu of fractional shares, when such Conversion Stock or cash in lieu of fractional shares is required to be delivered upon conversion of a Note (including pursuant to the Automatic Conversion, if any) and such failure continues for 10 days after the required delivery date; (4) the Company fails to give notice regarding a Change of Control within the time period specified in the Indenture; (5) the Company fails to comply with any of its obligations under Section 4.02(a)

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of the Indenture within thirty (30) days after the date specified for the applicable action therein; (6) the Company fails to perform or observe any other term, covenant or agreement contained in the Notes or the Indenture for a period of 60 days after receipt by the Company of a Notice of Default; (7) (A) the Company or any Significant Subsidiary fails to make any payment by the end of the applicable grace period, if any, after the final scheduled payment date for such payment with respect to any indebtedness for borrowed money in an aggregate amount in excess of $5 million or (B) indebtedness for borrowed money of the Company or any Significant Subsidiary in an aggregate amount in excess of $5 million shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment) prior to the scheduled maturity thereof as a result of a default with respect to such indebtedness, in either case without such indebtedness referred to in subclause (A) or (B) hereof having been discharged, cured, waived, rescinded or annulled, for a period of 30 days after receipt by the Company of a Notice of Default; (8) certain events of bankruptcy, insolvency or reorganization with respect to the Company or any Significant Subsidiary or any Subsidiaries of the Company which in the aggregate would constitute a Significant Subsidiary; and (9) any default occurs under any Permitted Subordinated Indebtedness in excess of $2,000,000 individually or in the aggregate. If an Event of Default (other than an Event of Default specified in clause (8) above) occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding, may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes becoming due and payable immediately upon the occurrence of such Events of Default.
     Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default (except a Default in payment of amounts specified in clause (1) or (2) above) if it determines that withholding notice is in their interests.
15. Trustee Dealings with the Company.
     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
16. No Recourse Against Others.
     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

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17. Authentication.
     This Note shall not be valid until an authorized signatory of the Trustee or an Authenticating Agent manually signs the Trustee’s Certificate of Authentication on the other side of this Note.
18. Abbreviations.
     Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).
19. GOVERNING LAW.
     THE INDENTURE AND THIS NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     The Company will furnish to any Noteholder upon written request and without charge a copy of the Indenture. Requests may be made to:
Gasco Energy, Inc.
8 Inverness Drive
Suite 100
Englewood, CO 80112

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CONVERSION NOTICE

TO:	GASCO ENERGY, INC. WELLS FARGO BANK, NATIONAL ASSOCIATION
     The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock (or, if expressly elected below, Preferred Stock) of Gasco Energy, Inc. in accordance with the terms and subject to the limitations of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Conversion Make-Whole Payment or payment required under Article 10 of the Indenture payable in cash and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note. If the Company has elected to pay the Conversion Make-Whole Payment in Preferred Stock, the undersigned hereby elects to receive the Conversion Make-Whole Payment in Preferred Stock.
Dated:

Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

A-1-10

     Fill in the registration of shares of Common Stock or Preferred Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)

Please print name and address

Principal amount to be converted
(if less than all):

$

By putting an “X” in the following box, the
undersigned registered owner of this Note hereby
elects a conversion into Preferred Stock. ☐

Social Security or Other Taxpayer
Identification Number:

A-1-11

CHANGE OF CONTROL PURCHASE NOTICE

TO:	GASCO ENERGY, INC. WELLS FARGO BANK, NATIONAL ASSOCIATION
     The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Gasco Energy, Inc. (the “Company”) as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note (Certificate No.                        ), or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note to the registered holder hereof. If the Company has elected, and is permitted pursuant to the Indenture referred to in this Notice, to pay the Change of Control Purchase Price and, if applicable, the Make-Whole Premium, in Preferred Stock, the undersigned hereby elects to receive the Change of Control Purchase Price in Preferred Stock.
Dated:

Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Principal amount to be repaid (if less than all):

$

Social Security or Other
Taxpayer Identification Number

A-1-12

ASSIGNMENT
     For value received hereby sell(s) assign(s) and transfer(s) unto (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated:

Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee
NOTICE: The signature on the Conversion Notice, the Change of Control Purchase Notice or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

A-1-13

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

	Amount of	Amount of	Principal
	decrease in	increase in	Amount	Signature of
	Principal	Principal	of this Global	authorized
	Amount	Amount	Note following	officer of
Date of	of	of	such decrease	Trustee or
Exchange	this Global Note	this Global Note	(or increase)	Custodian

*	[For form of Global Note only]

A-1-14

EXHIBIT B
Form of Guaranty
The executed Guaranty is filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2010

B-1

EXHIBIT C
Subordination Terms
(a) —Definitions.
     “Trustee” means Wells Fargo Bank, National Association, as Trustee under the Indenture (and any successor trustee thereto); provided that after consummation of any Permitted Refinancing of the Senior Debt, the term “Trustee” shall refer to the person or entity appointed by the holders of the Senior Debt as their trustee or agent.
     “Indenture” means that certain Indenture dated as of June 25, 2010 by and among Company, and the Trustee, as the same may be amended, modified, refinanced, supplemented or restated from time to time.
     “Company” means Gasco Energy, Inc., a Nevada corporation.
     “Obligor” means Company and any of its Subsidiaries that are obligated on account of the Senior Debt and/or Subordinated Debt (as defined below), whether as a borrower, guarantor or otherwise.
     “Old Notes” means the Company’s 5.50% Convertible Senior Notes due October 5, 2011 that remain outstanding on the date of the Indenture after giving effect to the exchange of a portion of such indebtedness for the Notes under the Indenture.
     “Permitted Refinancing” means any refinancing of the Senior Debt.
     “Permitted Refinancing Loan Documents” means any and all agreements, documents and instruments executed in connection with a Permitted Refinancing of Senior Debt.
     “Permitted Subordinated Debt Payments” means regularly scheduled, non-accelerated payments of interest only at a cash pay rate not to exceed 7% per annum and shall include any PIK Payments without limitation as to rate or amount.
     “PIK Payments” shall mean payments in kind and not in cash on account of the Subordinated Debt (whether by way of capitalization of interest, fees, expenses or other amounts or the issuance of additional Subordinated Debt as payment thereof).
     “Proceeding” means any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of any person or any of its properties.
     “Senior Debt” means all of the obligations, liabilities and indebtedness of the Company and the other Obligors owing to the Noteholders and Beneficial Holders under, in respect of or on account of the Notes, the Indenture, the Guaranty, the Registration Rights Agreement and/or

Section 6(p) of the Exchange Agreements (collectively, the “Transaction Documents”), whether for principal, interest, fees, expenses or otherwise and whether now existing or hereafter arising, including, without limitation, all principal and interest owing under the Notes, all amounts constituting Make-Whole Premium, Conversion Make-Whole Payment and/or Change of Control Purchase Price, payments required under Article 10 of the Indenture and Liquidated Damages (as defined in the Registration Rights Agreement), and all obligations and liabilities incurred with respect to Permitted Refinancing thereof, in each instance, together with any amendments, restatements, modifications, renewals, increases or extensions of any thereof, including, without limitation, interest, fees, costs and expenses accruing thereon or incurred in connection therewith after the commencement of a Proceeding, without regard to whether or not such interest, fees, costs and expenses are allowed claims; provided that, unless otherwise consented to in writing by holders of a majority of the outstanding principal balance of the Subordinated Debt, the Senior Debt shall not be amended, restated, modified, renewed, increased or extended to (i) increase the principal amount thereof to more than 110% of the principal amount of the Notes issued on the date of the Indenture (other than due to the capitalization of interest, fees, expenses or other amounts owing on account of the Senior Debt and other than due to the issuance of additional Notes in exchange for Old Notes after the date of the Indenture as contemplated in the Indenture), (ii) increase any applicable interest rate or scheduled recurring fees with respect to the Senior Debt by more than 200 basis points, except in connection with the imposition of a default rate of interest in accordance with the terms of the Indenture (as in effect on the date hereof) or in connection with the imposition of market rates of interest pursuant to a Permitted Refinancing; (iii) require the payment of a consent fee (howsoever described) in excess of two percent (2%) per annum of the outstanding principal amount of the Senior Debt; (iv) add or make more restrictive any event of default or any covenant with respect to the Senior Debt or make any change to any event of default or any covenant which would have the effect of making such event of default or covenant more restrictive, unless a corresponding amendment is offered to the Subordinated Lenders; (v) change any redemption, put or prepayment provisions of the Senior Debt in a manner adverse to the Company; (vi) directly prohibit or restrict the payment of principal of, interest on, or other amounts payable with respect to the Subordinated Debt in a manner that is more restrictive than the prohibitions and restrictions currently contained in this [                    ] [insert name of subordinated debt instrument]; (vii) subordinate in right of payment any of the Senior Debt to any other indebtedness of the Obligors; or (viii) extend the final scheduled maturity date of the Senior Debt to a date beyond the final scheduled maturity date of the Subordinated Debt.
     “Senior Debt Documents” means, collectively, the Transaction Documents and any and all agreements, documents and instruments executed by Company or any of its Subsidiaries in connection therewith, and any Permitted Refinancing Loan Documents, in each case as amended, modified, refinanced, supplemented or restated from time to time.
     “Senior Default” means the occurrence and continuance of (i) a default in payment (in cash or, if applicable, shares of Conversion Stock) of all or any part of the principal of, or any interest (including any Liquidated Damages) or premium (including any Make-Whole Premium or Conversion Make-Whole Payment) on, or any other amount required pursuant to the Senior Debt Documents to be paid with respect to, the Senior Debt or any failure of Company to issue and deliver shares of Common Stock (together with cash in lieu of fractional shares), as and when required upon any conversion of the Senior Debt (including pursuant to the Automatic

Conversion, if any) (a “Senior Payment Default”) or (ii) any other event of default under any Senior Debt Document, provided that any cure or grace period with respect to any default that would with the passage of time otherwise be such an event of default under any Senior Debt Document that is greater than 15 days shall be deemed to be 15 days for purposes of determining an event of default under this clause (ii) ( “Senior Non-payment Default”).
     “Subordinated Debt” [Note to draft: Update as necessary.]
     “Subordinated Lenders” [Note to draft: Update as necessary.]
     All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Indenture.
     (b) Extent of Subordination. All amounts (including all principal, interest, premiums and other payments) payable hereunder or in respect of any guaranty by any Obligor of the obligations, liabilities and indebtedness evidenced hereby (collectively, the “Subordinated Debt”) are and shall be subordinated and junior in right of payment to the prior payment in full in cash of the Senior Debt to the extent and in the manner set forth herein. [Holder] agrees and acknowledges that (i) the provisions hereof are, and are intended to be, an inducement to and in consideration of each holder of Senior Debt, to acquire and hold, or to continue to hold, such Senior Debt, and such holders of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Debt and the provisions hereof shall be enforceable against Holder by the holders of the Senior Debt. [Note to Draft: Update defined term for Holder as necessary under the applicable subordinated debt instrument]
     (c) Payment Suspension. Notwithstanding any provision contained in this [                    ] [insert name of subordinated debt instrument] to the contrary, and in addition to any other limitations set forth herein, no payment of principal, interest or any other amount due with respect to the Subordinated Debt (other than PIK Payments) shall be made or received, and neither any Obligor nor the Holder shall exercise any right of set-off or recoupment with respect to the Subordinated Debt, until no amount of Senior Debt remains outstanding; provided, however, except as provided in the immediately succeeding sentence, the Obligors may make and the Holder may accept and retain Permitted Subordinated Debt Payments. Notwithstanding the foregoing proviso, if and so long as a Senior Default has occurred and is continuing, or a Senior Default would be caused by or otherwise result from the making of any such payment on the Subordinated Debt (such period of time being referred to as the “Payment Suspension Period”), then, no Obligor shall make, and the Holder shall not accept and retain from any Obligor or otherwise, directly or indirectly, in cash or other property (other than PIK Payments), by set-off or in any other manner, payment of all or any part of the Subordinated Debt that otherwise was permitted to be made hereunder unless and until the earlier of the date (i) no amount of Senior Debt remains outstanding and (ii) such Senior Default has been cured by the Obligors or waived in writing by the requisite holders of the Senior Debt; provided, however, that with respect to a Payment Suspension Period due solely to a Senior Non-payment Default, the Obligors shall not be prohibited from making, and Holder shall not be prohibited from receiving, Permitted Subordinated Debt Payments at any time after one hundred eighty (180) days from the first day Holder is prohibited from receiving Permitted Subordinated Debt

Payments due to the Senor Non-payment Default(s) giving rise to such Payment Suspension Period, and from and after such 180th day Obligors may pay, and Holder may receive, any Permitted Subordinated Debt Payments that otherwise would have been made or due during such Payment Suspension Period (subject to the imposition of a new Payment Suspension Period as a result of one or more Senior Payment Defaults, in which case no payments shall be made or received on account of the Subordinated Debt during such Payment Suspension Period, or due to the existence of new Senior Non-payment Defaults that were not in existence at the time the prior Payment Suspension Period commenced (provided in no event shall the Holder be prohibited from receiving Permitted Subordinated Debt Payments as a result of Senior Non-payment Defaults for more than one hundred eighty (180) days during any period of three hundred sixty-five (365) consecutive days)).
     (d) Liquidation, Winding Up, etc. In the event of any Proceeding involving an Obligor or any of its properties or assets:
     (i) the holders of all Senior Debt shall be entitled to receive payment in full in cash of the Senior Debt before the Holder is entitled to receive any payment upon the Subordinated Debt, and the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities or by set-off or otherwise, which may be payable or deliverable in any such Proceedings in respect of the Subordinated Debt;
     (ii) any payment or distribution of assets of any Obligor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holder would be entitled pursuant to this [                    ][insert name of subordinated debt instrument] but for the provisions hereof shall be paid by the liquidating trustee or agent or other person or entity making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Trustee for the benefit of the holders of Senior Debt until the Senior Debt shall have been paid in full in cash, and Holder acknowledges and agrees that such payment or distribution may, particularly with respect to interest on Senior Debt after the commencement of a Proceeding, result in the Holder receiving less than it would otherwise receive;
     (iii) the Holder hereby irrevocably (x) authorizes, empowers and directs all receivers, trustees, debtors in possession, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and the Holder also irrevocably authorizes, empowers and directs, the Trustee until the Senior Debt shall have been paid in full in cash, to demand, sue for, collect and receive every such payment or distribution, and (y) agrees to execute and deliver to the holders of the Senior Debt all such further instruments confirming the authorization referred to in the foregoing clause (x); and
     (iv) Holder hereby irrevocably authorizes, empowers and appoints Trustee until the Senior Debt shall have been paid in full in cash its agent and attorney in fact to execute, verify, deliver and file such proofs of claim upon the failure of the Holder promptly to do so (and in any event prior to ten (10) days before the expiration of the time to file any proof); provided that no holder of Senior Debt shall have any obligation to execute, verify, deliver and/or file any such proof of claim.
The Senior Debt shall continue to be treated as Senior Debt and the provisions hereof shall continue to govern the relative rights and priorities of the holders of the Senior Debt and the Holder even if all or part of the Senior Debt is subordinated, set aside, avoided or disallowed in connection with any such Proceeding and the provisions hereof shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of the Senior Debt or any agent, designee or nominee of such holder.
     (e) Payment Held in Trust. All payments or distributions upon or with respect to the Subordinated Debt which are made by or on behalf of an Obligor or received by or on behalf of the Holder in violation of or contrary to the provisions of subparagraph (b), (c) or (d) above shall be received in trust for the benefit of the holders of the Senior Debt and shall be paid over upon demand to Trustee for further distribution to the holders of Senior Debt until the Senior Debt shall have been paid in full in cash.
     (f) Effectiveness. The provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the holders of the Senior Debt for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of an Obligor) all as though such payment had not been made.
     (g) Rights Not Subordinated. The provisions hereof are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand and the Holder on the other hand, and nothing herein shall impair as among the Obligors, the Holder and the other creditors of the Obligors (other than the holders of the Senior Debt), the Obligors’ obligation to the Holders to pay the full amount of the Subordinated Debt in accordance with the terms of this [                    ][insert name of subordinated debt instrument].
     (h) Modification of Senior Debt. The holders of all or any portion of the Senior Debt may, at any time, in their discretion, renew, amend, refinance, extend, increase or otherwise modify the terms and provisions of Senior Debt so held (including, without limitation, the terms and provisions relating to the principal amount outstanding thereunder, the rate of interest thereof, the payment terms thereof and the provisions thereof regarding default or any other matter) or exercise (or refrain from exercising) any of their rights under the Senior Debt, all without notice to or consent from the holder of Subordinated Debt; provided that the Senior Debt shall not be amended, restated, modified, renewed, increased or extended in violation of the restrictions set forth in the definition of Senior Debt. No compromise, alteration, amendment, renewal, restatement, refinancing or other change of, or waiver, consent or other action in respect of any liability or obligation under or in respect of, any terms, covenants or conditions of Senior Debt or Senior Debt Documents, whether or not in accordance with the provisions of the Senior Debt, shall in any way alter or affect any of the subordination provisions hereof.
     (i) No Action. Except as provided in the immediately succeeding sentence, so long as any Senior Debt remains outstanding, Holder shall not take or continue any action, or exercise any rights, remedies or powers under the terms of this [                    ][insert name of

subordinated debt instrument], or exercise or continue to exercise any other right or remedy at law or in equity that Holder might otherwise possess, to collect any amount due and payable in respect of the Subordinated Debt, the commencement of any action to enforce payment or foreclosure on any lien or security interest, the filing of any petition in bankruptcy or the taking advantage of any other insolvency law of any jurisdiction; provided, however, that Holder may take the foregoing actions if, and only if, one hundred eighty (180) days have passed from the date Trustee receives a written notice from Holder that a default or event of default has occurred under this [                    ][insert name of subordinated debt instrument] and the applicable default or event of default described in such notice shall not have been cured or waived within such period. Notwithstanding the foregoing, Holder may accelerate the Subordinated Debt in accordance with its terms (but not receive payments in cash of any accelerated amounts) and file a proof of claim in any bankruptcy or similar proceeding instituted by another entity and may vote such claim in a manner not inconsistent with the terms hereof. If Holder shall attempt to enforce, collect or realize upon any of the Subordinated Debt in violation of the terms hereof, the holders of the Senior Debt may, by virtue of the terms hereof, restrain any such enforcement, collection or realization, either in its own name or in the name of any Obligor.
     (j) No Contest. Holder covenants and agrees that it will not, and will not encourage any other person or entity to, at any time, contest the validity, priority or enforceability of the provisions hereof, the Senior Debt or the Senior Debt Documents. Holder agrees that the Subordinated Debt is unsecured and that Holder shall not take any liens or security interests in any assets or property of any Obligor to secure the Subordinated Debt.
     (k) Governing Law. Notwithstanding anything herein to the contrary, the provisions of this Section ___ shall be governed by, and construed in accordance with, the internal laws and decisions of the State of New York, without regard to conflict of laws principles that would require the application of the laws of any other jurisdiction.
     (l) Amendments. The provisions of this Section ___ may not be amended or modified without the prior written consent of the holders of a majority of the outstanding principal balance of the Notes in accordance with the terms of the Indenture.

EXHIBIT D
Form of Preferred C of D
The executed Preferred C of D is filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2010

D-1

SCHEDULE 4.11
Closing Date Indebtedness
1.	Indebtedness incurred to finance insurance premiums, with respect to:
a.	Flatiron Capital corporate property insurance policy
2.	Drilling/completion advances from joint interest owners (cash calls to working interest owners made in the ordinary course of business)

4.11-1

ROSS MILLER Secretary of State	Commercial Recordings Division 202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
SCOTT W. ANDERSON	Fax (775) 684-7138
Deputy Secretary for Commercial Recordings

C T CORPORATION SYSTEM	Job:C20100622-3377
June 22, 2010
NV
Special Handling Instructions:
2HR EXPEDITE DESIGNATION EMAILED 06/22/10 — RSS
Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Designation	20100452324-13	6/22/2010 3:00:21 PM	1	$175.00	$175.00
2 Hour Expedite	20100452324-13	6/22/2010 3:00:21 PM	1	$500.00	$500.00
Total					$675.00
Payments

Type	Description	Amount
Billed	750060	$675.00
Total		$675.00
		Credit Balance: $0.00

Job Contents:
File Stamped Copy(s): 1
C T CORPORATION SYSTEM
NV

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775)684 5701
Website: www.nvsos.gov

Certificate of Designation (PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Designation For
Nevada Profit Corporations
(Pursuant to NRS 78.1955)
1. Name of corporation:
Gasco Energy, Inc.
2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.
     Gasco Energy, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Corporation by its Articles of Incorporation (the “Articles”) and pursuant to the provisions of Section 1955 of Chapter 78 of the Nevada Revised Statutes, the following resolution was duly approved and adopted by the Board of Directors of the Corporation pursuant to the unanimous written consent of all of the members thereof:
(continued on the pages attached to this Certificate of Designation)
3. Effective date of filing: (Optional)
(must not be later than 90 days after the certificate is filed)
4. Signature: (required)

/s/ W. King Grant signature of officer
Name: W. King Grant
Title: President and Chief Financial Officer
Filing Fee: $175.00
IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected

This form must be accompanied by appropriate fees	Nevada Secretary of State Stock Designation Revised 3 6 09

ATTACHMENT TO CERTIFICATE OF DESIGNATION
     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article III of the Articles, there is hereby created and authorized out of the authorized but unissued shares of the capital stock of the Corporation, 2,000,000 shares of a series of preferred stock to be designated Series C Convertible Preferred Stock, par value $.001 per share (the “Series C Preferred Stock”), of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Articles) as follows:
     Section 1. Certain Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated:
     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York are authorized or obligated by law or executive order to close or be closed.
     “Common Stock” means shares of the common stock, par value $.0001 per share, of the Corporation.
     “Common Stock Conversion Price” means the “Conversion Price” applicable to the shares of Common Stock as determined pursuant to the Indenture and then in effect on the Conversion Date (provided that, for purposes hereof, the Indenture shall be deemed to be in full force and effect and Notes shall be deemed to be outstanding at all times from the date hereof through the applicable Conversion Date (as defined below), regardless of whether that is actually the case, and the terms of Section 10.07 of the Indenture shall be deemed incorporated herein, mutatis mutandis).
     “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.
     “Indenture” means that certain Indenture by and between the Corporation and Wells Fargo Bank, National Association, as trustee, as the same may be amended, modified, refinanced, supplemented or restated from time to time, pursuant to which the Notes are issued.

1

     “Non-surviving Organic Change” means an Organic Change following which the Corporation is not the surviving entity (other than a migratory merger effected solely for the purpose of changing the jurisdiction of the Corporation).
     “Notes” means the Corporation’s 5.50% Convertible Senior Notes due 2015 issued under the Indenture.
     “Options” means any rights, warrants or options to subscribe for or purchase any Common Stock or Convertible Securities.
     “Organic Change” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock or securities and/or cash or assets with respect to or in exchange for Common Stock other than payment of cash dividends.
     “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
     “Senior Stock” means any class or series of stock or other securities of the Corporation by the terms of which the holder of such class or series of stock or other securities would be entitled to the receipt of amounts distributable upon the liquidation, dissolution or winding up of the affairs of the Corporation in preference or priority to the holders of shares of the Series C Preferred Stock.
     Section 2. Dividends, Distributions of Assets; Purchase Rights.
          (a) Dividends. Whenever the Corporation shall declare a cash dividend on shares of Common Stock, following the first date of issuance of any shares of Series C Preferred Stock, the Corporation shall at the same time declare a dividend on shares of Series C Preferred Stock in a per share amount equal to the Conversion Rate times the aggregate per share amount of cash dividends declared on each share of Common Stock, payable at the same time as any such dividend on the Common Stock. The declaration date, the record date and the payment date for any such dividends on the Series C Preferred Stock shall be the same as those for the Common Stock. Except as expressly provided in this Section 2, no dividends shall be required to be paid on shares of the Series C Preferred Stock.
          (b) Other Distributions. If the Corporation shall declare or make any other dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including any dividend or other distribution of stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) that does not result in an adjustment to the Common Stock Conversion Price (a “Distribution”), at any time after the issuance of any shares of Series C Preferred Stock, then, in each such case, each holder of shares of Series C Preferred Stock shall be entitled to receive such Distribution, and the Corporation shall make such Distribution to such holder, exactly as if such holder had converted all of such holder’s shares of

2

Series C Preferred Stock into shares of Common Stock without regard to any limitations or conversion thereof (and, as a result, had held all of the shares of Common Stock that such holder would have received upon such conversion) immediately prior to the record date for such Distribution, or if there is no record date therefor, immediately prior to the effective date of such Distribution (but without such holder’s actually having to so convert such shares of Series C Preferred Stock into shares of Common Stock).
          (c) Purchase Rights. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the “Purchase Rights”) and such grant, issuance or sale does not result in an adjustment to the Common Stock Conversion Price, then each holder of shares of Series C Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of all of such holder’s shares of Series C Preferred Stock (without regard to any limitations or conversion thereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record date is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
     Section 3. Distributions Upon Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation, the assets and funds of the Corporation legally remaining available for distribution to the Corporation’s shareholders, after payment of the prior preferences and other rights of any Senior Stock shall have been made or irrevocably set apart for payment, the remaining assets and funds of the Corporation available for distribution to the Corporation’s shareholders shall be distributed pro rata among (i) the holders of the Common Stock, (ii) the holders of the Series C Preferred Stock (with each such holder of Series C Preferred Stock being treated for this purpose as holding the greatest whole number of shares of Common Stock then issuable upon conversion of all shares of Series C Preferred Stock held by such holder pursuant to Section 6), and (iii) among the holders of any other securities of the Corporation having the right to participate in such distributions on liquidation, in accordance with the respective terms thereof.
     Section 4. Consolidation, Merger, etc. In case the Corporation shall consummate any Non-surviving Organic Change, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share of the stock or securities, cash and/or other property that the holders of Common Stock are entitled to receive in such Non-surviving Organic Change equal to the Conversion Rate times the aggregate amount of such stock or securities, cash and/or other property (payable in kind), as the case may be, which the holder of each share of Common Stock is entitled to receive with respect to or in exchange for such share.
     Section 5. Redemption by the Corporation. The Series C Preferred Stock may not be redeemed by the Corporation at any time.

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     Section 6. Conversion Rights. The Series C Preferred Stock shall be convertible into Common Stock as follows:
          (a) Conversion at Holder’s Option. Subject to Section 6(b), each share of the Series C Preferred Stock shall be convertible at the option of the holder thereof, at any time into the number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) one hundred dollars ($100.00) divided by (ii) the Common Stock Conversion Price (the “Conversion Rate”) (and any fractional share of Series C Preferred Stock shall be convertible on the same proportional basis) upon the terms hereinafter set forth.
          (b) Maximum Ownership Limitation.
               (i) Conversions. Notwithstanding anything to the contrary contained in this Certificate of Designations, a holder of any shares of Series C Preferred Stock may not convert all or any portion of such holder’s shares of Series C Preferred Stock into Common Stock to the extent (but only to the extent) that such holder and its Affiliates would, after giving effect to such conversion, beneficially own, in the aggregate, in excess of 4.99% of the outstanding shares of Common Stock (the “Maximum Ownership Limitation”); provided that a holder of shares of Series C Preferred Stock, upon not less than 61 days’ prior written notice to the Corporation, may increase the Maximum Ownership Limitation applicable to such holder (but, for the avoidance of doubt, not for any subsequent or other holder) to 9.9% of the outstanding shares of Common Stock. No such increase shall be effective prior to the 61st day after such written notice is delivered to the Corporation. No prior inability to convert all or any portion of a holder’s shares of Series C Preferred Stock pursuant to this paragraph shall have any effect on the applicability of the provisions of this Section 6(b)(i) with respect to any subsequent determination of convertibility. Such holder’s delivery of a Conversion Notice to the Corporation shall constitute a representation that, upon delivery of the shares of Common Stock to be issued to it on the Share Delivery Date, as set forth in the Conversion Notice, such holder and its Affiliates will not beneficially own more than the Maximum Ownership Limitation applicable to such holder immediately after giving effect to such issuance. The Corporation shall be entitled to rely on such representations deemed made by the holder and shall not be deemed to violate the Maximum Ownership Limitation by issuing to such holder no more than the number of shares of Common Stock provided for in a Conversion Notice. For purposes of the foregoing, the aggregate number of shares of Common Stock beneficially owned by a holder and its Affiliates shall include the shares of Common Stock issuable upon conversion of such holder’s shares of Series C Preferred Stock with respect to which the determination is being made, but shall exclude the shares of Common Stock that would be issuable upon (i) conversion of the remaining, unconverted portion of such shares of Series C Preferred Stock and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Corporation (including any notes, warrants or convertible preferred stock) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein beneficially owned by the holder and its Affiliates.
               (ii) Ownership Calculations. Except as set forth in the last sentence of Section 6(b)(i), for purposes of this Section 6(b), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculation of percentage ownership)

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shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the rules and regulations promulgated thereunder. For purposes of this Section 6(b), in determining the number of outstanding shares of Common Stock, a holder of shares of Series C Preferred Stock may rely on the number of outstanding shares of Common Stock as reflected in (1) the Corporation’s most recent quarterly report on Form 10-Q or annual report on Form 10-K, as the case may be, (2) a more recent public announcement by the Corporation or (3) any other notice by the Corporation or the transfer agent for the Common Stock setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a holder of shares of Series C Preferred Stock, the Corporation shall within one (1) Business Day confirm orally and in writing to such holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into shares of Common Stock. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion, exercise or exchange of securities of the Corporation, including the Series C Preferred Stock, and any notes, warrants or convertible preferred stock, by the applicable holder and its Affiliates, as determined by the holder, since the date as of which such number of outstanding shares of Common Stock was reported.
          (c) Mechanics of Conversion. The holder of any shares of the Series C Preferred Stock may exercise the conversion right specified in Section 6(a) by (i) transmitting (by facsimile or otherwise) to the Corporation at its principal office (or at such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series C Preferred Stock), at any time during normal business hours, a duly executed conversion notice substantially in the form attached as Exhibit A to this Certificate of Designations (the “Conversion Notice”) specifying the number of shares of the Series C Preferred Stock to be converted, and (ii) if the shares of Series C Preferred Stock to be converted are certificated, surrendering to a common carrier for delivery to the Corporation as soon as practicable following such date the certificates representing the shares being converted (or an indemnification undertaking described in Section 14 with respect to such shares in the case of their loss, theft or destruction). If the shares of Series C Preferred Stock to be converted are certificated and the certificate representing shares of Common Stock issuable upon conversion of shares of the Series C Preferred Stock is to be issued in a name other than the name on the face of the certificate representing such shares of the Series C Preferred Stock, any such certificate shall be accompanied by such evidence of the assignment and such evidence of the signatory’s authority with respect thereto as deemed appropriate by the Corporation or its transfer agent and such certificate shall be endorsed directly or through stock powers to the Corporation or in blank. A share of Series C Preferred Stock (or portion thereof) shall be deemed to have been converted immediately prior to the close of business on the day of compliance with the delivery of the Conversion Notice and, if required, surrender of the certificate(s) representing the shares being converted in accordance with the foregoing provisions (such date of compliance, the “Conversion Date”), and at such time the rights of the holder of such share(s) of Series C Preferred Stock (or portion thereof) as a holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. Promptly after the Conversion Date and in any event within three Business Days thereafter, the Corporation shall, or shall cause its transfer agent to, issue and deliver to or upon the written order of such holder a certificate or

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certificates for the number of full shares of Common Stock to which such holder is entitled upon such conversion (provided that, if such transfer agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and the holder is eligible to receive shares through DTC, the transfer agent shall instead credit such number of full shares of Common Stock to the holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system), and a check or cash with respect to any fractional interest in a share of Common Stock, as provided in Section 6(d). The Person in whose name the certificate or certificates for the Common Stock are to be issued (or for whose account the Common Stock is to be credited) shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. If the Series C Preferred Stock that is converted is certificated, upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series C Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate representing the number of shares of the Series C Preferred Stock representing the unconverted portion of the certificate so surrendered.
          (d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of the Series C Preferred Stock. If more than one certificate for the Series C Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of the Series C Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Closing Price (as defined in the Indenture) of the Common Stock as of the Trading Day (as defined in the Indenture) preceding the Conversion Date.
          (e) Costs. The issuance of certificates for Series C Preferred Stock or Common Stock upon the Conversion of Series C Preferred Stock will be made without charge to the holders of such shares for any documentary, stamp, transfer or similar tax in respect thereof or other cost incurred by the Corporation in connection with such issuance of Series C Preferred Stock or Common Stock issued or issuable upon the conversion of Series C Preferred Stock. However, if any such certificate is to be issued in a name other than that of the record holder of the share or shares of Series C Preferred Stock transferred or converted, the Person or Persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.
          (f) Reservation of Shares. The Corporation will take all action necessary to at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Series C Preferred Stock, the full number of shares of fully paid and nonassessable Common Stock then issuable upon the conversion of all outstanding shares of Series C Preferred Stock.

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          (g) Notices.
               (i) Whenever the Common Stock Conversion Price is adjusted, the Corporation shall promptly file with the transfer agent for the Series C Preferred Stock a certificate signed in the name of the Corporation by any two officers of the Corporation setting forth the adjusted Common Stock Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such officers’ certificate, the Corporation shall prepare a notice stating that the Common Stock Conversion Price has been adjusted and setting forth the adjusted Common Stock Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each holder of shares of Series C Preferred Stock at the address of such holder as it appears on the stock register within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.
               (ii) If the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, the Corporation will give written notice to each holder of shares of Series C Preferred Stock at least ten (10) days prior thereto (or twenty (20) days in the case specified in clause (C)), provided that such information shall be made known to the public prior to or contemporaneously with such notice being provided to each holder of shares of Series C Preferred Stock.
               (iii) The Corporation will give written notice to each holder of shares of Series C Preferred Stock at least twenty (20) days prior to the date on which any dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or contemporaneously with such notice being provided to each holder of shares of Series C Preferred Stock.
          (h) Cash Damages. If by the date (a “Share Delivery Date”) that is three (3) Business Days after a Conversion Date, there shall not be issued and delivered to the holder of the shares of Common Stock converted thereon (or its designee) a certificate for, or credited to such holder’s (or its designee’s) balance account with DTC, the number of shares of Common Stock to which such holder is entitled upon such conversion, and if on or after the Share Delivery Date such holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such holder of Common Stock that such holder anticipated receiving from the Corporation upon such conversion (a “Buy-In”), then the Corporation shall, within three (3) Business Days after such holder’s request and in such holder’s discretion, either (i) pay cash to such holder in an amount equal to such holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased (the “Buy-In Price”), at which point the Corporation’s obligation to deliver such certificate, or credit such shares to such holder’s or its designee’s balance account with DTC, shall terminate, or (ii) promptly (and in any event within one (1) Business Day) honor its obligation to deliver to such holder a certificate or certificates representing such shares of Common Stock that the Corporation was required to deliver to the holder in connection with the conversion, or credit such shares to such holder’s or its designee’s balance account with DTC, and pay cash to such holder in an amount equal to the

7

excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock that the Corporation was required to deliver to such holder (or, that the Corporation was required to deliver to such holder) in connection with the conversion, times (B) the Closing Price (as defined in the Indenture) of the Common Stock on the Share Delivery Date. Such holder shall provide the Corporation written notice indicating the amounts payable to such holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Corporation.
     Section 7. Voting Rights. Except as required by law, the Series C Preferred Stock shall not have any right or power to vote on any question or in any proceeding or to be represented at or to receive notice of any meeting of holders of capital stock of the Corporation. On any matters in which the holders of shares of Series C Preferred Stock shall be entitled to vote, the holder of each share of Series C Preferred Stock at the record date for determination of the stockholders entitled to vote on such matters, or, if no record date is established, at the date such vote is taken or the effective date of the written consent, shall be entitled to one vote per share of Series C Preferred Stock.
     Section 8. Uncertificated Shares. The shares of Series C Preferred Stock shall be uncertificated unless a holder of shares of Series C Preferred Stock requests certificated shares, in which case such certificate shall be substantially in the form set forth in Exhibit B to this Certificate of Designations, or as may otherwise be approved by the Corporation, and shall have such insertions as are appropriate or required or permitted by this Certificate of Designations and may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Certificate of Designations or Section 2.07(e) of the Indenture, such as may be required to comply with this Certificate of Designations, any law or any rule of any securities exchange on which the Series C Preferred Stock may be listed, and such as may be necessary to conform to customary usage.
     Section 9. Reporting Period Requirements. At any time during the Reporting Period (as defined in the Indenture) that the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, if the Corporation fails to timely file any report, statement or other document required to be filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to such reporting requirements (other than Current Reports on Form 8-K), the Corporation shall publicly announce its failure to file through a press release or a Current Report on Form 8-K on the Business Day following the due date of such report, statement or other document. The obligations of the Corporation pursuant to this Section 9 shall cease simultaneously with the cessation of the Corporation’s obligations under Section 4.02 of the Indenture.
     Section 10. Headings of Sections. The headings of the various sections and subsections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
     Section 11. Severability of Provisions. If any right, preference or limitation of the Series C Preferred Stock set forth in this Certificate of Designations (as such may be amended

8

from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designations (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.
     Section 12. Status of Reacquired Shares. Shares of Series C Preferred Stock which have been issued and reacquired by the Corporation in any manner shall (upon compliance with any applicable provisions of the laws of the State of Nevada) have the status of authorized and unissued shares of Preferred Stock without designation as to series and may be redesignated and reissued.
     Section 13. Fractional Shares. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.
     Section 14. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series C Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designation.
     Section 15. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate(s) representing shares of Series C Preferred Stock, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder to the Corporation in customary form and, in the case of mutilation, upon surrender and cancellation of the preferred stock certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date.
     Section 16. Other Remedies. The Corporation acknowledges that a breach by it of any of its obligations hereunder will cause irreparable harm to the holders of shares of Series C Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series C Preferred Stock shall be entitled to seek specific performance for, or other equitable relief with respect to, a breach by the Corporation of any of its obligations hereunder, without the necessity of showing economic loss and without any bond or other security being required.
[Remainder of Page Intentionally Left Blank]

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EXHIBIT A
CONVERSION NOTICE
TO: GASCO ENERGY, INC.
     The undersigned registered owner of this certificate representing shares of Series C Convertible Preferred Stock (the “Preferred Stock”) hereby irrevocably exercises the option to convert ___ shares of Preferred Stock in accordance with the terms and subject to the limitations of the Certificate of Designations relating to the Preferred Stock, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with any check in payment for fractional shares or payment required under Section 6(d) of the Certificate of Designations payable in cash and any Preferred Stock representing any unconverted shares hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below.

Dated:

Signature(s)

If the shares of Common Stock to be issued upon conversion or the remaining shares of Preferred Stock will be issued in another name, the above signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the transfer agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the transfer agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

Corp Actions Voluntary – GSX

If the shares of Preferred Stock being converted are held through DTC, provide the following information:

DTC Participant Number:

Name, Address and Phone Number of such DTC Participant:

Fill in the registration of shares of Common Stock if to be issued other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)

Please print name and address

Number of shares of Preferred Stock to be converted
(if less than all):

Social Security or Other Taxpayer
Identification Number:

If the shares of Common Stock to be received will be held through DTC, provide the following information:

DTC Participant Number:

Name, Address and Phone Number of such DTC Participant:

Fill in the registration of shares of Preferred Stock if to be issued other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)

Please print name and address

Number of shares of Preferred Stock to be converted (if less than all):

Social Security or Other Taxpayer
Identification Number:
Corp Actions Voluntary – GSX

EXHIBIT B
FORM OF SERIES C PREFERRED STOCK CERTIFICATE
SERIES C CONVERTIBLE PREFERRED STOCK CERTIFICATE
Gasco Energy, Inc.
Incorporated under the Laws of the State of Nevada
CUSIP: 367220 407
CERTIFICATE NUMBER:                                                                                  SHARES
     This represents and certifies that                                                              is the owner of                                                              (                    ) fully paid and non-assessable shares of Series C Convertible Preferred Stock of Gasco Energy, Inc. (the “company”) transferable upon the books of the company by the holder hereof in person or by the holder’s duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Articles of Incorporation and all amendments thereto and the Certificate of Designations of the Series C Convertible Preferred Stock and all amendments thereto (copies of which are on file at the office of the company), to which the holder hereof by acceptance hereof expressly assents.
     [INCLUDE THE FOLLOWING LEGENDS IN ANY GLOBAL STOCK CERTIFICATE REGSITERED IN THE NAME OF DTC OR ITS NOMINEE.] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     TRANSFERS OF THIS GLOBAL PREFERRED STOCK SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.]
     IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE.

     IN WITNESS WHEREOF, Gasco Energy, Inc. has executed this Certificate as of the date set forth below.

GASCO ENERGY, INC.
By:
Name:
Title:

By:
Name:
Title:

Dated:

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION
     This is one of the certificates representing shares of Preferred Stock referred to in the within mentioned Certificate of Designations.

Computershare Inc. Computershare Trust Company, N.A. as Transfer Agent On behalf of both entities:
By:
Name:
Title:

Dated:

REVERSE OF THE SECURITY
ASSIGNMENT
          For Value Received,                                                             hereby sells, assigns and transfers unto                                                              (print or typewrite name, address and social security or other identifying number of assignee)                                          Shares of the stock represented by this Certificate, and does hereby irrevocably constitute and appoint                                                              attorney, to transfer the said stock on the books of the within named company with full power of substitution in the premises
Dated:

X

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17 Ad-15 under the Securities Exchange Act of 1934.

Annex D

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

use black ink only — do not highlight	above space is for office use only
Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)
1. Name of corporation:
Gasco Energy, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
The first paragraph of Article III — AUTHORIZED CAPITAL STOCK is amended to state as follows:

“The amount of total authorized capital stock which the Corporation shall have authority to issue is 600,000,000 shares of common stock, each with $0.0001 par value, and 5,000,000 shares of preferred stock, each with $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation.” (The remaining paragraphs of Article III are unchanged.)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)
5. Signature: (required)
X

Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.
IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

GASCO ENERGY, INC.
ANNUAL MEETING PROXY CARD
A.	Proposals

The Board of Directors recommends a vote FOR the following proposals:
1.	To Elect Seven (7) Directors to Serve on the Board of Directors, as nominated below.

		For	Withhold

01	Marc A. Bruner	[ ]	[ ]

02	Richard J. Burgess	[ ]	[ ]

03	Charles B. Crowell	[ ]	[ ]

04	Richard S. Langdon	[ ]	[ ]

05	Carmen J. (Tony) Lotito	[ ]	[ ]

06	John A. Schmit	[ ]	[ ]

07	Steven D. (Dean) Furbush	[ ]	[ ]
2.	To Approve the Issuance of up to 127.1 million shares of Common Stock Issuable Upon Conversion of Gasco Energy, Inc.’s 5.50% Convertible Senior Notes due 2015 and Any Shares of Series C Convertible Preferred Stock Issuable upon Conversion Thereof.

For	Against	Abstain

[ ]	[ ]	[ ]
3.	To Amend the Articles of Incorporation of Gasco Energy Inc. to Increase the Authorized Number of Shares of Common Stock from 300,000,000 Shares to 600,000,000 Shares.

For	Against	Abstain

[ ]	[ ]	[ ]
4.	To Ratify the Appointment of KPMG LLP as Independent Auditors of Gasco Energy, Inc. for the Fiscal Year Ending December 31, 2010.

For	Against	Abstain

[ ]	[ ]	[ ]

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5.	To Transact Such Other Business as may Properly Come Before Such Meeting or Any Adjournment(s) Thereof.
B. Non-Voting Items
Change of Address — Please print new address below:

C. Authorized Signatures
     THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. PLEASE DATE AND SIGN IN THE BOXES BELOW.
     NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on the proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

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